UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

AB BOND FUND, INC.

(Exact name of registrant as specified in charter)

66 Hudson Boulevard East

New York, New York 10005

(Address of principal executive offices) (Zip code)

Stephen M. Woetzel

AllianceBernstein L.P.

66 Hudson Boulevard East

New York, New York 10005

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2025

Date of reporting period: October 31, 2025

ITEM 1. REPORTS TO STOCKHOLDERS.

Advisor Class: AMTYX

October 31, 2025

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Fund Information

AB All Market Real Return Portfolio

Annual Shareholder Report

This annual shareholder report contains important information about the AB All Market Real Return Portfolio (the “Fund”) for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at https://www.abfunds.com/link/AB/AMTYX-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Advisor Class	$97	0.90%

How did the Fund perform last year? What affected the Fund’s performance?

During the 12-month period, the Fund outperformed the 33% Bloomberg Commodity/33% FTSE EPRA Developed NAREIT/33% MSCI ACWI Commodity Producers (the "benchmark"), before sales charges. Entering 2025, investors focused on global disinflation and central bank pivots. Headline price pressures eased faster than expected, aided by stabilizing energy costs and improved supply chains, while economic resilience in advanced and emerging markets boosted investor confidence. However, renewed tariff threats from the US administration created uncertainty around trade flows and inflation expectations. Despite this, real estate and growth equities regained momentum as central banks shifted from aggressive tightening to cautious rate cuts, fostering optimism for a soft landing.

For the Fund, several key factors influenced performance over the past year. A tactical overweight to inflation-sensitive equities contributed to returns, driven by strong pricing power among select companies and widespread equity rallies, particularly as robust economic growth bolstered corporate earnings and investor sentiment. Conversely, a tactical underweight to future natural resource equities detracted from relative performance. The Fund allocated to various inflation-sensitive asset classes, including real estate, commodity producers, commodity futures, foreign exchange, inflation-sensitive equities and future natural resource equities. The Fund benefited from positive selection within real estate, while tactical allocation to real estate investment trusts (“REITs”) detracted.

The Fund used derivatives for hedging and investment purposes during the 12-month period. Futures, currency forwards and total return swaps added, while inflation swaps detracted from absolute returns.

Performance Highlights

Top contributors to performance:

  Tactical overweight allocation to inflation-sensitive equities contributed to relative performance. Additionally, the Fund benefited from positive security selection within real estate.

Top detractors from performance:

  Tactical underweight allocation to future natural resource equities and our tactical allocation to REITs negatively impacted relative performance.

Advisor Class: AMTYX

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund, a broad-based securities market index and an additional index that corresponds to the Fund's investment strategies, over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Advisor Class	MSCI All Country World Index (net)	33% Bloomberg Commodity/33% FTSE EPRA Developed NAREIT/33% MSCI ACWI Commodity Producers
10/15	$10,000	$10,000	$10,000
10/16	$10,300	$10,205	$10,399
10/17	$11,419	$12,573	$11,247
10/18	$11,310	$12,508	$11,386
10/19	$11,666	$14,082	$11,881
10/20	$10,524	$14,771	$9,590
10/21	$15,326	$20,277	$14,503
10/22	$14,308	$16,230	$14,545
10/23	$14,129	$17,935	$14,319
10/24	$16,519	$23,816	$15,996
10/25	$19,152	$29,208	$17,802

Average Annual Total Returns

AATR	1 Year	5 Years	10 Years
Advisor Class	15.94%	12.72%	6.71%
MSCI All Country World Index (net)	22.64%	14.61%	11.31%
33% Bloomberg Commodity/33% FTSE EPRA Developed NAREIT/33% MSCI ACWI Commodity Producers	11.29%	13.17%	5.94%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.alliancebernstein.com/us/en-us/investments/products/mutual-funds/alternatives/ab-all-market-real-return-portfolio.Advisor.018528422.html#performance for the most recent performance information.

Key Fund Statistics

Net Assets	$713,150,890
# of Portfolio Holdings	340
Portfolio Turnover Rate	100%
Total Advisory Fees Paid (Net)	$4,812,037

Advisor Class: AMTYX

2

Graphical Representation of Holdings

10 Top Holdings

Company	U.S. $ Value	% of Net Assets
Welltower, Inc.	$19,753,637	2.8%
Prologis, Inc.	$19,643,075	2.8%
Equinix, Inc.	$12,959,181	1.8%
Digital Realty Trust, Inc.	$12,318,769	1.7%
Simon Property Group, Inc.	$10,007,247	1.4%
NVIDIA Corp.	$9,972,227	1.4%
Exxon Mobil Corp.	$9,342,983	1.3%
Extra Space Storage, Inc.	$8,121,502	1.2%
VanEck Gold Miners ETF/USA	$8,067,117	1.1%
VICI Properties, Inc.	$7,869,136	1.1%
Total	$118,054,874	16.6%

Portfolio BreakdownFootnote Reference*

Asset Type	%
Real Estate Stocks	38.0%
Commodity Related Derivatives.	30.0%
Inflation Sensitive Stocks	18.0%
Commodity Related Stocks	14.0%
Total	100.0%
Footnote	Description
Footnote*	The Portfolio breakdown is expressed as an approximate percentage of the Fund's net assets inclusive of derivative exposure based on the Adviser's internal classification guidelines.

Security Type Breakdown (% of Net Assets)

Common Stocks	78.3%
Investment Companies	1.1%
Rights	0.0%
Short-Term Investments	17.8%
Other assets less liabilities	2.8%
Total	100.0%

Country Breakdown (% of Net Assets)

United States	49.2%
Japan	5.4%
Australia	4.1%
United Kingdom	3.8%
Canada	3.3%
France	1.9%
Hong Kong	1.5%
Singapore	1.4%
Germany	1.2%
China	1.1%
Italy	1.0%
Switzerland	1.0%
Sweden	0.8%
Spain	0.6%
Others	3.1%
Short-Term Investments	17.8%
Other assets less liabilities	2.8%
Total	100.0%

Advisor Class: AMTYX

3

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/AMTYX-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

AMRR-ADV-0153-1025

Advisor Class: AMTYX

4

Class 1: AMTOX

October 31, 2025

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Fund Information

AB All Market Real Return Portfolio

Annual Shareholder Report

This annual shareholder report contains important information about the AB All Market Real Return Portfolio (the “Fund”) for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at https://www.abfunds.com/link/AB/AMTOX-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class 1	$119	1.10%

How did the Fund perform last year? What affected the Fund’s performance?

During the 12-month period, the Fund outperformed the 33% Bloomberg Commodity/33% FTSE EPRA Developed NAREIT/33% MSCI ACWI Commodity Producers (the "benchmark"), before sales charges. Entering 2025, investors focused on global disinflation and central bank pivots. Headline price pressures eased faster than expected, aided by stabilizing energy costs and improved supply chains, while economic resilience in advanced and emerging markets boosted investor confidence. However, renewed tariff threats from the US administration created uncertainty around trade flows and inflation expectations. Despite this, real estate and growth equities regained momentum as central banks shifted from aggressive tightening to cautious rate cuts, fostering optimism for a soft landing.

For the Fund, several key factors influenced performance over the past year. A tactical overweight to inflation-sensitive equities contributed to returns, driven by strong pricing power among select companies and widespread equity rallies, particularly as robust economic growth bolstered corporate earnings and investor sentiment. Conversely, a tactical underweight to future natural resource equities detracted from relative performance. The Fund allocated to various inflation-sensitive asset classes, including real estate, commodity producers, commodity futures, foreign exchange, inflation-sensitive equities and future natural resource equities. The Fund benefited from positive selection within real estate, while tactical allocation to real estate investment trusts (“REITs”) detracted.

The Fund used derivatives for hedging and investment purposes during the 12-month period. Futures, currency forwards and total return swaps added, while inflation swaps detracted from absolute returns.

Performance Highlights

Top contributors to performance:

  Tactical overweight allocation to inflation-sensitive equities contributed to relative performance. Additionally, the Fund benefited from positive security selection within real estate.

Top detractors from performance:

  Tactical underweight allocation to future natural resource equities and our tactical allocation to REITs negatively impacted relative performance.

Class 1: AMTOX

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund, a broad-based securities market index and an additional index that corresponds to the Fund's investment strategies, over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Class 1	MSCI All Country World Index (net)	33% Bloomberg Commodity/33% FTSE EPRA Developed NAREIT/33% MSCI ACWI Commodity Producers
10/15	$10,000	$10,000	$10,000
10/16	$10,295	$10,205	$10,399
10/17	$11,395	$12,573	$11,247
10/18	$11,291	$12,508	$11,386
10/19	$11,645	$14,082	$11,881
10/20	$10,487	$14,771	$9,590
10/21	$15,273	$20,277	$14,503
10/22	$14,228	$16,230	$14,545
10/23	$14,035	$17,935	$14,319
10/24	$16,365	$23,816	$15,996
10/25	$18,940	$29,208	$17,802

Average Annual Total Returns

AATR	1 Year	5 Years	10 Years
Class 1	15.73%	12.55%	6.60%
MSCI All Country World Index (net)	22.64%	14.61%	11.31%
33% Bloomberg Commodity/33% FTSE EPRA Developed NAREIT/33% MSCI ACWI Commodity Producers	11.29%	13.17%	5.94%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.abfunds.com/link/AB/AMTOX-A for the most recent performance information.

Key Fund Statistics

Net Assets	$713,150,890
# of Portfolio Holdings	340
Portfolio Turnover Rate	100%
Total Advisory Fees Paid (Net)	$4,812,037

Class 1: AMTOX

2

Graphical Representation of Holdings

10 Top Holdings

Company	U.S. $ Value	% of Net Assets
Welltower, Inc.	$19,753,637	2.8%
Prologis, Inc.	$19,643,075	2.8%
Equinix, Inc.	$12,959,181	1.8%
Digital Realty Trust, Inc.	$12,318,769	1.7%
Simon Property Group, Inc.	$10,007,247	1.4%
NVIDIA Corp.	$9,972,227	1.4%
Exxon Mobil Corp.	$9,342,983	1.3%
Extra Space Storage, Inc.	$8,121,502	1.2%
VanEck Gold Miners ETF/USA	$8,067,117	1.1%
VICI Properties, Inc.	$7,869,136	1.1%
Total	$118,054,874	16.6%

Portfolio BreakdownFootnote Reference*

Asset Type	%
Real Estate Stocks	38.0%
Commodity Related Derivatives.	30.0%
Inflation Sensitive Stocks	18.0%
Commodity Related Stocks	14.0%
Total	100.0%
Footnote	Description
Footnote*	The Portfolio breakdown is expressed as an approximate percentage of the Fund's net assets inclusive of derivative exposure based on the Adviser's internal classification guidelines.

Security Type Breakdown (% of Net Assets)

Common Stocks	78.3%
Investment Companies	1.1%
Rights	0.0%
Short-Term Investments	17.8%
Other assets less liabilities	2.8%
Total	100.0%

Country Breakdown (% of Net Assets)

United States	49.2%
Japan	5.4%
Australia	4.1%
United Kingdom	3.8%
Canada	3.3%
France	1.9%
Hong Kong	1.5%
Singapore	1.4%
Germany	1.2%
China	1.1%
Italy	1.0%
Switzerland	1.0%
Sweden	0.8%
Spain	0.6%
Others	3.1%
Short-Term Investments	17.8%
Other assets less liabilities	2.8%
Total	100.0%

Class 1: AMTOX

3

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/AMTOX-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

AMRR-1-0153-1025

Class 1: AMTOX

4

Class A: AMTAX

October 31, 2025

SCAN ME

Please scan QR code for

Fund Information

AB All Market Real Return Portfolio

Annual Shareholder Report

This annual shareholder report contains important information about the AB All Market Real Return Portfolio (the “Fund”) for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at https://www.abfunds.com/link/AB/AMTAX-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$124	1.15%

How did the Fund perform last year? What affected the Fund’s performance?

During the 12-month period, the Fund outperformed the 33% Bloomberg Commodity/33% FTSE EPRA Developed NAREIT/33% MSCI ACWI Commodity Producers (the "benchmark"), before sales charges. Entering 2025, investors focused on global disinflation and central bank pivots. Headline price pressures eased faster than expected, aided by stabilizing energy costs and improved supply chains, while economic resilience in advanced and emerging markets boosted investor confidence. However, renewed tariff threats from the US administration created uncertainty around trade flows and inflation expectations. Despite this, real estate and growth equities regained momentum as central banks shifted from aggressive tightening to cautious rate cuts, fostering optimism for a soft landing.

For the Fund, several key factors influenced performance over the past year. A tactical overweight to inflation-sensitive equities contributed to returns, driven by strong pricing power among select companies and widespread equity rallies, particularly as robust economic growth bolstered corporate earnings and investor sentiment. Conversely, a tactical underweight to future natural resource equities detracted from relative performance. The Fund allocated to various inflation-sensitive asset classes, including real estate, commodity producers, commodity futures, foreign exchange, inflation-sensitive equities and future natural resource equities. The Fund benefited from positive selection within real estate, while tactical allocation to real estate investment trusts (“REITs”) detracted.

The Fund used derivatives for hedging and investment purposes during the 12-month period. Futures, currency forwards and total return swaps added, while inflation swaps detracted from absolute returns.

Performance Highlights

Top contributors to performance:

  Tactical overweight allocation to inflation-sensitive equities contributed to relative performance. Additionally, the Fund benefited from positive security selection within real estate.

Top detractors from performance:

  Tactical underweight allocation to future natural resource equities and our tactical allocation to REITs negatively impacted relative performance.

Class A: AMTAX

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund, a broad-based securities market index and an additional index that corresponds to the Fund's investment strategies, over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Class A (with sales charges)	MSCI All Country World Index (net)	33% Bloomberg Commodity/33% FTSE EPRA Developed NAREIT/33% MSCI ACWI Commodity Producers
10/15	$9,576	$10,000	$10,000
10/16	$9,840	$10,205	$10,399
10/17	$10,868	$12,573	$11,247
10/18	$10,748	$12,508	$11,386
10/19	$11,067	$14,082	$11,881
10/20	$9,949	$14,771	$9,590
10/21	$14,455	$20,277	$14,503
10/22	$13,442	$16,230	$14,545
10/23	$13,258	$17,935	$14,319
10/24	$15,440	$23,816	$15,996
10/25	$17,869	$29,208	$17,802

Average Annual Total Returns

AATR	1 Year	5 Years	10 Years
Class A (without sales charges)	15.73%	12.43%	6.44%
Class A (with sales charges)	10.78%	11.45%	5.98%
MSCI All Country World Index (net)	22.64%	14.61%	11.31%
33% Bloomberg Commodity/33% FTSE EPRA Developed NAREIT/33% MSCI ACWI Commodity Producers	11.29%	13.17%	5.94%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.alliancebernstein.com/us/en-us/investments/products/mutual-funds/alternatives/ab-all-market-real-return-portfolio.A.018528430.html#performance for the most recent performance information.

Key Fund Statistics

Net Assets	$713,150,890
# of Portfolio Holdings	340
Portfolio Turnover Rate	100%
Total Advisory Fees Paid (Net)	$4,812,037

Class A: AMTAX

2

Graphical Representation of Holdings

10 Top Holdings

Company	U.S. $ Value	% of Net Assets
Welltower, Inc.	$19,753,637	2.8%
Prologis, Inc.	$19,643,075	2.8%
Equinix, Inc.	$12,959,181	1.8%
Digital Realty Trust, Inc.	$12,318,769	1.7%
Simon Property Group, Inc.	$10,007,247	1.4%
NVIDIA Corp.	$9,972,227	1.4%
Exxon Mobil Corp.	$9,342,983	1.3%
Extra Space Storage, Inc.	$8,121,502	1.2%
VanEck Gold Miners ETF/USA	$8,067,117	1.1%
VICI Properties, Inc.	$7,869,136	1.1%
Total	$118,054,874	16.6%

Portfolio BreakdownFootnote Reference*

Asset Type	%
Real Estate Stocks	38.0%
Commodity Related Derivatives.	30.0%
Inflation Sensitive Stocks	18.0%
Commodity Related Stocks	14.0%
Total	100.0%
Footnote	Description
Footnote*	The Portfolio breakdown is expressed as an approximate percentage of the Fund's net assets inclusive of derivative exposure based on the Adviser's internal classification guidelines.

Security Type Breakdown (% of Net Assets)

Common Stocks	78.3%
Investment Companies	1.1%
Rights	0.0%
Short-Term Investments	17.8%
Other assets less liabilities	2.8%
Total	100.0%

Country Breakdown (% of Net Assets)

United States	49.2%
Japan	5.4%
Australia	4.1%
United Kingdom	3.8%
Canada	3.3%
France	1.9%
Hong Kong	1.5%
Singapore	1.4%
Germany	1.2%
China	1.1%
Italy	1.0%
Switzerland	1.0%
Sweden	0.8%
Spain	0.6%
Others	3.1%
Short-Term Investments	17.8%
Other assets less liabilities	2.8%
Total	100.0%

Class A: AMTAX

3

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/AMTAX-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

AMRR-A-0153-1025

Class A: AMTAX

4

Class C: ACMTX

October 31, 2025

SCAN ME

Please scan QR code for

Fund Information

AB All Market Real Return Portfolio

Annual Shareholder Report

This annual shareholder report contains important information about the AB All Market Real Return Portfolio (the “Fund”) for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at https://www.abfunds.com/link/AB/ACMTX-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$206	1.92%

How did the Fund perform last year? What affected the Fund’s performance?

During the 12-month period, the Fund outperformed the 33% Bloomberg Commodity/33% FTSE EPRA Developed NAREIT/33% MSCI ACWI Commodity Producers (the "benchmark"), before sales charges. Entering 2025, investors focused on global disinflation and central bank pivots. Headline price pressures eased faster than expected, aided by stabilizing energy costs and improved supply chains, while economic resilience in advanced and emerging markets boosted investor confidence. However, renewed tariff threats from the US administration created uncertainty around trade flows and inflation expectations. Despite this, real estate and growth equities regained momentum as central banks shifted from aggressive tightening to cautious rate cuts, fostering optimism for a soft landing.

For the Fund, several key factors influenced performance over the past year. A tactical overweight to inflation-sensitive equities contributed to returns, driven by strong pricing power among select companies and widespread equity rallies, particularly as robust economic growth bolstered corporate earnings and investor sentiment. Conversely, a tactical underweight to future natural resource equities detracted from relative performance. The Fund allocated to various inflation-sensitive asset classes, including real estate, commodity producers, commodity futures, foreign exchange, inflation-sensitive equities and future natural resource equities. The Fund benefited from positive selection within real estate, while tactical allocation to real estate investment trusts (“REITs”) detracted.

The Fund used derivatives for hedging and investment purposes during the 12-month period. Futures, currency forwards and total return swaps added, while inflation swaps detracted from absolute returns.

Performance Highlights

Top contributors to performance:

  Tactical overweight allocation to inflation-sensitive equities contributed to relative performance. Additionally, the Fund benefited from positive security selection within real estate.

Top detractors from performance:

  Tactical underweight allocation to future natural resource equities and our tactical allocation to REITs negatively impacted relative performance.

Class C: ACMTX

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund, a broad-based securities market index and an additional index that corresponds to the Fund's investment strategies, over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Class C (with sales charges)	MSCI All Country World Index (net)	33% Bloomberg Commodity/33% FTSE EPRA Developed NAREIT/33% MSCI ACWI Commodity Producers
10/15	$10,000	$10,000	$10,000
10/16	$10,195	$10,205	$10,399
10/17	$11,187	$12,573	$11,247
10/18	$10,984	$12,508	$11,386
10/19	$11,222	$14,082	$11,881
10/20	$10,005	$14,771	$9,590
10/21	$14,448	$20,277	$14,503
10/22	$13,334	$16,230	$14,545
10/23	$13,047	$17,935	$14,319
10/24	$15,089	$23,816	$15,996
10/25	$17,328	$29,208	$17,802

Average Annual Total Returns

AATR	1 Year	5 Years	10 Years
Class C (without sales charges)	14.84%	11.61%	5.65%
Class C (with sales charges)	13.84%	11.61%	5.65%
MSCI All Country World Index (net)	22.64%	14.61%	11.31%
33% Bloomberg Commodity/33% FTSE EPRA Developed NAREIT/33% MSCI ACWI Commodity Producers	11.29%	13.17%	5.94%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.alliancebernstein.com/us/en-us/investments/products/mutual-funds/alternatives/ab-all-market-real-return-portfolio.C.018528414.html#performance for the most recent performance information.

Key Fund Statistics

Net Assets	$713,150,890
# of Portfolio Holdings	340
Portfolio Turnover Rate	100%
Total Advisory Fees Paid (Net)	$4,812,037

Class C: ACMTX

2

Graphical Representation of Holdings

10 Top Holdings

Company	U.S. $ Value	% of Net Assets
Welltower, Inc.	$19,753,637	2.8%
Prologis, Inc.	$19,643,075	2.8%
Equinix, Inc.	$12,959,181	1.8%
Digital Realty Trust, Inc.	$12,318,769	1.7%
Simon Property Group, Inc.	$10,007,247	1.4%
NVIDIA Corp.	$9,972,227	1.4%
Exxon Mobil Corp.	$9,342,983	1.3%
Extra Space Storage, Inc.	$8,121,502	1.2%
VanEck Gold Miners ETF/USA	$8,067,117	1.1%
VICI Properties, Inc.	$7,869,136	1.1%
Total	$118,054,874	16.6%

Portfolio BreakdownFootnote Reference*

Asset Type	%
Real Estate Stocks	38.0%
Commodity Related Derivatives.	30.0%
Inflation Sensitive Stocks	18.0%
Commodity Related Stocks	14.0%
Total	100.0%
Footnote	Description
Footnote*	The Portfolio breakdown is expressed as an approximate percentage of the Fund's net assets inclusive of derivative exposure based on the Adviser's internal classification guidelines.

Security Type Breakdown (% of Net Assets)

Common Stocks	78.3%
Investment Companies	1.1%
Rights	0.0%
Short-Term Investments	17.8%
Other assets less liabilities	2.8%
Total	100.0%

Country Breakdown (% of Net Assets)

United States	49.2%
Japan	5.4%
Australia	4.1%
United Kingdom	3.8%
Canada	3.3%
France	1.9%
Hong Kong	1.5%
Singapore	1.4%
Germany	1.2%
China	1.1%
Italy	1.0%
Switzerland	1.0%
Sweden	0.8%
Spain	0.6%
Others	3.1%
Short-Term Investments	17.8%
Other assets less liabilities	2.8%
Total	100.0%

Class C: ACMTX

3

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/ACMTX-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

AMRR-C-0153-1025

Class C: ACMTX

4

Class Z: AMTZX

October 31, 2025

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Fund Information

AB All Market Real Return Portfolio

Annual Shareholder Report

This annual shareholder report contains important information about the AB All Market Real Return Portfolio (the “Fund”) for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at https://www.abfunds.com/link/AB/AMTZX-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$93	0.86%

How did the Fund perform last year? What affected the Fund’s performance?

During the 12-month period, the Fund outperformed the 33% Bloomberg Commodity/33% FTSE EPRA Developed NAREIT/33% MSCI ACWI Commodity Producers (the "benchmark"), before sales charges. Entering 2025, investors focused on global disinflation and central bank pivots. Headline price pressures eased faster than expected, aided by stabilizing energy costs and improved supply chains, while economic resilience in advanced and emerging markets boosted investor confidence. However, renewed tariff threats from the US administration created uncertainty around trade flows and inflation expectations. Despite this, real estate and growth equities regained momentum as central banks shifted from aggressive tightening to cautious rate cuts, fostering optimism for a soft landing.

For the Fund, several key factors influenced performance over the past year. A tactical overweight to inflation-sensitive equities contributed to returns, driven by strong pricing power among select companies and widespread equity rallies, particularly as robust economic growth bolstered corporate earnings and investor sentiment. Conversely, a tactical underweight to future natural resource equities detracted from relative performance. The Fund allocated to various inflation-sensitive asset classes, including real estate, commodity producers, commodity futures, foreign exchange, inflation-sensitive equities and future natural resource equities. The Fund benefited from positive selection within real estate, while tactical allocation to real estate investment trusts (“REITs”) detracted.

The Fund used derivatives for hedging and investment purposes during the 12-month period. Futures, currency forwards and total return swaps added, while inflation swaps detracted from absolute returns.

Performance Highlights

Top contributors to performance:

  Tactical overweight allocation to inflation-sensitive equities contributed to relative performance. Additionally, the Fund benefited from positive security selection within real estate.

Top detractors from performance:

  Tactical underweight allocation to future natural resource equities and our tactical allocation to REITs negatively impacted relative performance.

Class Z: AMTZX

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund, a broad-based securities market index and an additional index that corresponds to the Fund's investment strategies, over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Class Z	MSCI All Country World Index (net)	33% Bloomberg Commodity/33% FTSE EPRA Developed NAREIT/33% MSCI ACWI Commodity Producers
10/15	$10,000	$10,000	$10,000
10/16	$10,309	$10,205	$10,399
10/17	$11,441	$12,573	$11,247
10/18	$11,363	$12,508	$11,386
10/19	$11,747	$14,082	$11,881
10/20	$10,601	$14,771	$9,590
10/21	$15,496	$20,277	$14,503
10/22	$14,467	$16,230	$14,545
10/23	$14,310	$17,935	$14,319
10/24	$16,738	$23,816	$15,996
10/25	$19,389	$29,208	$17,802

Average Annual Total Returns

AATR	1 Year	5 Years	10 Years
Class Z	15.84%	12.83%	6.85%
MSCI All Country World Index (net)	22.64%	14.61%	11.31%
33% Bloomberg Commodity/33% FTSE EPRA Developed NAREIT/33% MSCI ACWI Commodity Producers	11.29%	13.17%	5.94%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.alliancebernstein.com/us/en-us/investments/products/mutual-funds/alternatives/ab-all-market-real-return-portfolio.Z.018528125.html#performance for the most recent performance information.

Key Fund Statistics

Net Assets	$713,150,890
# of Portfolio Holdings	340
Portfolio Turnover Rate	100%
Total Advisory Fees Paid (Net)	$4,812,037

Class Z: AMTZX

2

Graphical Representation of Holdings

10 Top Holdings

Company	U.S. $ Value	% of Net Assets
Welltower, Inc.	$19,753,637	2.8%
Prologis, Inc.	$19,643,075	2.8%
Equinix, Inc.	$12,959,181	1.8%
Digital Realty Trust, Inc.	$12,318,769	1.7%
Simon Property Group, Inc.	$10,007,247	1.4%
NVIDIA Corp.	$9,972,227	1.4%
Exxon Mobil Corp.	$9,342,983	1.3%
Extra Space Storage, Inc.	$8,121,502	1.2%
VanEck Gold Miners ETF/USA	$8,067,117	1.1%
VICI Properties, Inc.	$7,869,136	1.1%
Total	$118,054,874	16.6%

Portfolio BreakdownFootnote Reference*

Asset Type	%
Real Estate Stocks	38.0%
Commodity Related Derivatives.	30.0%
Inflation Sensitive Stocks	18.0%
Commodity Related Stocks	14.0%
Total	100.0%
Footnote	Description
Footnote*	The Portfolio breakdown is expressed as an approximate percentage of the Fund's net assets inclusive of derivative exposure based on the Adviser's internal classification guidelines.

Security Type Breakdown (% of Net Assets)

Common Stocks	78.3%
Investment Companies	1.1%
Rights	0.0%
Short-Term Investments	17.8%
Other assets less liabilities	2.8%
Total	100.0%

Country Breakdown (% of Net Assets)

United States	49.2%
Japan	5.4%
Australia	4.1%
United Kingdom	3.8%
Canada	3.3%
France	1.9%
Hong Kong	1.5%
Singapore	1.4%
Germany	1.2%
China	1.1%
Italy	1.0%
Switzerland	1.0%
Sweden	0.8%
Spain	0.6%
Others	3.1%
Short-Term Investments	17.8%
Other assets less liabilities	2.8%
Total	100.0%

Class Z: AMTZX

3

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/AMTZX-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

AMRR-Z-0153-1025

Class Z: AMTZX

4

Advisor Class: ABNYX

October 31, 2025

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Fund Information

AB Bond Inflation Strategy

Annual Shareholder Report

This annual shareholder report contains important information about the AB Bond Inflation Strategy (the “Fund”) for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at https://www.abfunds.com/link/AB/ABNYX-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Advisor Class	$60	0.58%

How did the Fund perform last year? What affected the Fund’s performance?

During the 12-month period, all share classes of the Fund underperformed the Bloomberg US TIPS 1-5 Year Index (the “benchmark”), before sales charges. Overall positioning in US Treasury Inflation-Protected Securities ("TIPS") and yield-curve positioning contributed positively relative to benchmark. Sector allocation contributed to relative performance, mostly from allocations to investment-grade corporate bonds, agency risk-sharing transactions, commercial mortgage-backed securities and high-yield corporate bonds. Currency decisions did not affect results.

During the 12-month period, the Fund utilized derivatives in the form of interest rate swaps to manage duration, country exposure and yield-curve positioning. CPI swaps were used to hedge inflation and for investment purposes. Credit default swaps were utilized in the corporate and commercial mortgage-backed securities sectors for hedging and investment purposes. Treasury futures were utilized to manage duration, country exposure and yield-curve positioning. Currency forwards were utilized to hedge currency risk.

Performance Highlights

Top contributors to performance:

  During the 12-month period, sector allocation, TIPS positioning and yield-curve contributed to relative performance.

Top detractors from performance:

  During the 12-month period, emerging market corporate bonds and asset backed securities detracted from relative performance.

Advisor Class: ABNYX

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund, a broad-based securities market index and an additional index that corresponds to the Fund's investment strategies, over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Advisor Class	Bloomberg U.S. Aggregate Bond Index	Bloomberg US TIPS 1-5 Year Index
10/15	$10,000	$10,000	$10,000
10/16	$10,687	$10,437	$10,295
10/17	$10,810	$10,531	$10,349
10/18	$10,737	$10,315	$10,361
10/19	$11,511	$11,502	$10,821
10/20	$12,423	$12,214	$11,341
10/21	$13,415	$12,155	$12,120
10/22	$12,245	$10,249	$11,663
10/23	$12,481	$10,286	$11,914
10/24	$13,558	$11,370	$12,727
10/25	$14,420	$12,071	$13,545

Average Annual Total Returns

AATR	1 Year	5 Years	10 Years
Advisor Class	6.36%	3.03%	3.73%
Bloomberg U.S. Aggregate Bond Index	6.16%	-0.24%	1.90%
Bloomberg US TIPS 1-5 Year Index	6.43%	3.62%	3.08%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.alliancebernstein.com/us/en-us/investments/products/mutual-funds/fixed-income/ab-bond-inflation-strategy.Advisor.018528562.html#performance for the most recent performance information.

Key Fund Statistics

Net Assets	$753,549,025
# of Portfolio Holdings	290
Portfolio Turnover Rate	61%
Total Advisory Fees Paid (Net)	$2,388,379

Advisor Class: ABNYX

2

Graphical Representation of Holdings

Security Type Breakdown (% of Net Assets)

Inflation-Linked Securities	74.6%
Corporates - Investment Grade	10.7%
Asset-Backed Securities	6.1%
Collateralized Mortgage Obligations	3.5%
Short-Term Investments	2.0%
Corporates - Non-Investment Grade	1.0%
Commercial Mortgage-Backed Securities	0.7%
Governments - Sovereign Bonds	0.5%
Emerging Markets - Corporate Bonds	0.4%
Collateralized Loan Obligations	0.2%
Other	0.4%
Other assets less liabilities	-0.1%
Total	100.0%

Inflation Protection BreakdownFootnote Reference*

U.S. Inflation - Protected Exposure	74.6%
Non-Inflation Exposure	25.4%
Total	100.0%
Footnote	Description
Footnote*	The Fund’s inflation protection breakdowns is expressed as an approximate percentage of the Fund’s total net assets (and may vary over time) inclusive of derivative exposure based on the Adviser’s internal classification.

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/ABNYX-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

BIS-ADV-0153-1025

Advisor Class: ABNYX

3

Class 1: ABNOX

October 31, 2025

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Fund Information

AB Bond Inflation Strategy

Annual Shareholder Report

This annual shareholder report contains important information about the AB Bond Inflation Strategy (the “Fund”) for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at https://www.abfunds.com/link/AB/ABNOX-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class 1	$70	0.68%

How did the Fund perform last year? What affected the Fund’s performance?

During the 12-month period, all share classes of the Fund underperformed the Bloomberg US TIPS 1-5 Year Index (the “benchmark”), before sales charges. Overall positioning in US Treasury Inflation-Protected Securities ("TIPS") and yield-curve positioning contributed positively relative to benchmark. Sector allocation contributed to relative performance, mostly from allocations to investment-grade corporate bonds, agency risk-sharing transactions, commercial mortgage-backed securities and high-yield corporate bonds. Currency decisions did not affect results.

During the 12-month period, the Fund utilized derivatives in the form of interest rate swaps to manage duration, country exposure and yield-curve positioning. CPI swaps were used to hedge inflation and for investment purposes. Credit default swaps were utilized in the corporate and commercial mortgage-backed securities sectors for hedging and investment purposes. Treasury futures were utilized to manage duration, country exposure and yield-curve positioning. Currency forwards were utilized to hedge currency risk.

Performance Highlights

Top contributors to performance:

  During the 12-month period, sector allocation, TIPS positioning and yield-curve contributed to relative performance.

Top detractors from performance:

  During the 12-month period, emerging market corporate bonds and asset backed securities detracted from relative performance.

Class 1: ABNOX

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund, a broad-based securities market index and an additional index that corresponds to the Fund's investment strategies, over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Class 1	Bloomberg U.S. Aggregate Bond Index	Bloomberg US TIPS 1-5 Year Index
10/15	$10,000	$10,000	$10,000
10/16	$10,689	$10,437	$10,295
10/17	$10,797	$10,531	$10,349
10/18	$10,703	$10,315	$10,361
10/19	$11,472	$11,502	$10,821
10/20	$12,371	$12,214	$11,341
10/21	$13,332	$12,155	$12,120
10/22	$12,165	$10,249	$11,663
10/23	$12,390	$10,286	$11,914
10/24	$13,446	$11,370	$12,727
10/25	$14,296	$12,071	$13,545

Average Annual Total Returns

AATR	1 Year	5 Years	10 Years
Class 1	6.32%	2.94%	3.64%
Bloomberg U.S. Aggregate Bond Index	6.16%	-0.24%	1.90%
Bloomberg US TIPS 1-5 Year Index	6.43%	3.62%	3.08%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.abfunds.com/link/AB/ABNOX-A for the most recent performance information.

Key Fund Statistics

Net Assets	$753,549,025
# of Portfolio Holdings	290
Portfolio Turnover Rate	61%
Total Advisory Fees Paid (Net)	$2,388,379

Class 1: ABNOX

2

Graphical Representation of Holdings

Security Type Breakdown (% of Net Assets)

Inflation-Linked Securities	74.6%
Corporates - Investment Grade	10.7%
Asset-Backed Securities	6.1%
Collateralized Mortgage Obligations	3.5%
Short-Term Investments	2.0%
Corporates - Non-Investment Grade	1.0%
Commercial Mortgage-Backed Securities	0.7%
Governments - Sovereign Bonds	0.5%
Emerging Markets - Corporate Bonds	0.4%
Collateralized Loan Obligations	0.2%
Other	0.4%
Other assets less liabilities	-0.1%
Total	100.0%

Inflation Protection BreakdownFootnote Reference*

U.S. Inflation - Protected Exposure	74.6%
Non-Inflation Exposure	25.4%
Total	100.0%
Footnote	Description
Footnote*	The Fund’s inflation protection breakdowns is expressed as an approximate percentage of the Fund’s total net assets (and may vary over time) inclusive of derivative exposure based on the Adviser’s internal classification.

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/ABNOX-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

BIS-1-0153-1025

Class 1: ABNOX

3

Class 2: ABNTX

October 31, 2025

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Fund Information

AB Bond Inflation Strategy

Annual Shareholder Report

This annual shareholder report contains important information about the AB Bond Inflation Strategy (the “Fund”) for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at https://www.abfunds.com/link/AB/ABNTX-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class 2	$60	0.58%

How did the Fund perform last year? What affected the Fund’s performance?

During the 12-month period, all share classes of the Fund underperformed the Bloomberg US TIPS 1-5 Year Index (the “benchmark”), before sales charges. Overall positioning in US Treasury Inflation-Protected Securities ("TIPS") and yield-curve positioning contributed positively relative to benchmark. Sector allocation contributed to relative performance, mostly from allocations to investment-grade corporate bonds, agency risk-sharing transactions, commercial mortgage-backed securities and high-yield corporate bonds. Currency decisions did not affect results.

During the 12-month period, the Fund utilized derivatives in the form of interest rate swaps to manage duration, country exposure and yield-curve positioning. CPI swaps were used to hedge inflation and for investment purposes. Credit default swaps were utilized in the corporate and commercial mortgage-backed securities sectors for hedging and investment purposes. Treasury futures were utilized to manage duration, country exposure and yield-curve positioning. Currency forwards were utilized to hedge currency risk.

Performance Highlights

Top contributors to performance:

  During the 12-month period, sector allocation, TIPS positioning and yield-curve contributed to relative performance.

Top detractors from performance:

  During the 12-month period, emerging market corporate bonds and asset backed securities detracted from relative performance.

Class 2: ABNTX

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund, a broad-based securities market index and an additional index that corresponds to the Fund's investment strategies, over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Class 2	Bloomberg U.S. Aggregate Bond Index	Bloomberg US TIPS 1-5 Year Index
10/15	$10,000	$10,000	$10,000
10/16	$10,692	$10,437	$10,295
10/17	$10,820	$10,531	$10,349
10/18	$10,737	$10,315	$10,361
10/19	$11,509	$11,502	$10,821
10/20	$12,425	$12,214	$11,341
10/21	$13,417	$12,155	$12,120
10/22	$12,241	$10,249	$11,663
10/23	$12,478	$10,286	$11,914
10/24	$13,570	$11,370	$12,727
10/25	$14,429	$12,071	$13,545

Average Annual Total Returns

AATR	1 Year	5 Years	10 Years
Class 2	6.33%	3.04%	3.73%
Bloomberg U.S. Aggregate Bond Index	6.16%	-0.24%	1.90%
Bloomberg US TIPS 1-5 Year Index	6.43%	3.62%	3.08%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.alliancebernstein.com/us/en-us/investments/products/mutual-funds/fixed-income/ab-bond-inflation-strategy.2.018528497.html#performance for the most recent performance information.

Key Fund Statistics

Net Assets	$753,549,025
# of Portfolio Holdings	290
Portfolio Turnover Rate	61%
Total Advisory Fees Paid (Net)	$2,388,379

Class 2: ABNTX

2

Graphical Representation of Holdings

Security Type Breakdown (% of Net Assets)

Inflation-Linked Securities	74.6%
Corporates - Investment Grade	10.7%
Asset-Backed Securities	6.1%
Collateralized Mortgage Obligations	3.5%
Short-Term Investments	2.0%
Corporates - Non-Investment Grade	1.0%
Commercial Mortgage-Backed Securities	0.7%
Governments - Sovereign Bonds	0.5%
Emerging Markets - Corporate Bonds	0.4%
Collateralized Loan Obligations	0.2%
Other	0.4%
Other assets less liabilities	-0.1%
Total	100.0%

Inflation Protection BreakdownFootnote Reference*

U.S. Inflation - Protected Exposure	74.6%
Non-Inflation Exposure	25.4%
Total	100.0%
Footnote	Description
Footnote*	The Fund’s inflation protection breakdowns is expressed as an approximate percentage of the Fund’s total net assets (and may vary over time) inclusive of derivative exposure based on the Adviser’s internal classification.

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/ABNTX-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

BIS-2-0153-1025

Class 2: ABNTX

3

Class A: ABNAX

October 31, 2025

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Fund Information

AB Bond Inflation Strategy

Annual Shareholder Report

This annual shareholder report contains important information about the AB Bond Inflation Strategy (the “Fund”) for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at https://www.abfunds.com/link/AB/ABNAX-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$86	0.83%

How did the Fund perform last year? What affected the Fund’s performance?

During the 12-month period, all share classes of the Fund underperformed the Bloomberg US TIPS 1-5 Year Index (the “benchmark”), before sales charges. Overall positioning in US Treasury Inflation-Protected Securities ("TIPS") and yield-curve positioning contributed positively relative to benchmark. Sector allocation contributed to relative performance, mostly from allocations to investment-grade corporate bonds, agency risk-sharing transactions, commercial mortgage-backed securities and high-yield corporate bonds. Currency decisions did not affect results.

During the 12-month period, the Fund utilized derivatives in the form of interest rate swaps to manage duration, country exposure and yield-curve positioning. CPI swaps were used to hedge inflation and for investment purposes. Credit default swaps were utilized in the corporate and commercial mortgage-backed securities sectors for hedging and investment purposes. Treasury futures were utilized to manage duration, country exposure and yield-curve positioning. Currency forwards were utilized to hedge currency risk.

Performance Highlights

Top contributors to performance:

  During the 12-month period, sector allocation, TIPS positioning and yield-curve contributed to relative performance.

Top detractors from performance:

  During the 12-month period, emerging market corporate bonds and asset backed securities detracted from relative performance.

Class A: ABNAX

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund, a broad-based securities market index and an additional index that corresponds to the Fund's investment strategies, over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Class A (with sales charges)	Bloomberg U.S. Aggregate Bond Index	Bloomberg US TIPS 1-5 Year Index
10/15	$9,775	$10,000	$10,000
10/16	$10,424	$10,437	$10,295
10/17	$10,518	$10,531	$10,349
10/18	$10,414	$10,315	$10,361
10/19	$11,143	$11,502	$10,821
10/20	$11,995	$12,214	$11,341
10/21	$12,910	$12,155	$12,120
10/22	$11,757	$10,249	$11,663
10/23	$11,957	$10,286	$11,914
10/24	$12,969	$11,370	$12,727
10/25	$13,758	$12,071	$13,545

Average Annual Total Returns

AATR	1 Year	5 Years	10 Years
Class A (without sales charges)	6.08%	2.78%	3.48%
Class A (with sales charges)	3.70%	2.31%	3.24%
Bloomberg U.S. Aggregate Bond Index	6.16%	-0.24%	1.90%
Bloomberg US TIPS 1-5 Year Index	6.43%	3.62%	3.08%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.alliancebernstein.com/us/en-us/investments/products/mutual-funds/fixed-income/ab-bond-inflation-strategy.A.018528570.html#performance for the most recent performance information.

Key Fund Statistics

Net Assets	$753,549,025
# of Portfolio Holdings	290
Portfolio Turnover Rate	61%
Total Advisory Fees Paid (Net)	$2,388,379

Class A: ABNAX

2

Graphical Representation of Holdings

Security Type Breakdown (% of Net Assets)

Inflation-Linked Securities	74.6%
Corporates - Investment Grade	10.7%
Asset-Backed Securities	6.1%
Collateralized Mortgage Obligations	3.5%
Short-Term Investments	2.0%
Corporates - Non-Investment Grade	1.0%
Commercial Mortgage-Backed Securities	0.7%
Governments - Sovereign Bonds	0.5%
Emerging Markets - Corporate Bonds	0.4%
Collateralized Loan Obligations	0.2%
Other	0.4%
Other assets less liabilities	-0.1%
Total	100.0%

Inflation Protection BreakdownFootnote Reference*

U.S. Inflation - Protected Exposure	74.6%
Non-Inflation Exposure	25.4%
Total	100.0%
Footnote	Description
Footnote*	The Fund’s inflation protection breakdowns is expressed as an approximate percentage of the Fund’s total net assets (and may vary over time) inclusive of derivative exposure based on the Adviser’s internal classification.

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/ABNAX-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

BIS-A-0153-1025

Class A: ABNAX

3

Class C: ABNCX

October 31, 2025

SCAN ME

Please scan QR code for

Fund Information

AB Bond Inflation Strategy

Annual Shareholder Report

This annual shareholder report contains important information about the AB Bond Inflation Strategy (the “Fund”) for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at https://www.abfunds.com/link/AB/ABNCX-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$162	1.58%

How did the Fund perform last year? What affected the Fund’s performance?

During the 12-month period, all share classes of the Fund underperformed the Bloomberg US TIPS 1-5 Year Index (the “benchmark”), before sales charges. Overall positioning in US Treasury Inflation-Protected Securities ("TIPS") and yield-curve positioning contributed positively relative to benchmark. Sector allocation contributed to relative performance, mostly from allocations to investment-grade corporate bonds, agency risk-sharing transactions, commercial mortgage-backed securities and high-yield corporate bonds. Currency decisions did not affect results.

During the 12-month period, the Fund utilized derivatives in the form of interest rate swaps to manage duration, country exposure and yield-curve positioning. CPI swaps were used to hedge inflation and for investment purposes. Credit default swaps were utilized in the corporate and commercial mortgage-backed securities sectors for hedging and investment purposes. Treasury futures were utilized to manage duration, country exposure and yield-curve positioning. Currency forwards were utilized to hedge currency risk.

Performance Highlights

Top contributors to performance:

  During the 12-month period, sector allocation, TIPS positioning and yield-curve contributed to relative performance.

Top detractors from performance:

  During the 12-month period, emerging market corporate bonds and asset backed securities detracted from relative performance.

Class C: ABNCX

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund, a broad-based securities market index and an additional index that corresponds to the Fund's investment strategies, over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Class C (with sales charges)	Bloomberg U.S. Aggregate Bond Index	Bloomberg US TIPS 1-5 Year Index
10/15	$10,000	$10,000	$10,000
10/16	$10,586	$10,437	$10,295
10/17	$10,604	$10,531	$10,349
10/18	$10,415	$10,315	$10,361
10/19	$11,059	$11,502	$10,821
10/20	$11,825	$12,214	$11,341
10/21	$12,637	$12,155	$12,120
10/22	$11,426	$10,249	$11,663
10/23	$11,523	$10,286	$11,914
10/24	$12,403	$11,370	$12,727
10/25	$13,056	$12,071	$13,545

Average Annual Total Returns

AATR	1 Year	5 Years	10 Years
Class C (without sales charges)	5.26%	2.00%	2.70%
Class C (with sales charges)	4.26%	2.00%	2.70%
Bloomberg U.S. Aggregate Bond Index	6.16%	-0.24%	1.90%
Bloomberg US TIPS 1-5 Year Index	6.43%	3.62%	3.08%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.alliancebernstein.com/us/en-us/investments/products/mutual-funds/fixed-income/ab-bond-inflation-strategy.C.018528554.html#performance for the most recent performance information.

Key Fund Statistics

Net Assets	$753,549,025
# of Portfolio Holdings	290
Portfolio Turnover Rate	61%
Total Advisory Fees Paid (Net)	$2,388,379

Class C: ABNCX

2

Graphical Representation of Holdings

Security Type Breakdown (% of Net Assets)

Inflation-Linked Securities	74.6%
Corporates - Investment Grade	10.7%
Asset-Backed Securities	6.1%
Collateralized Mortgage Obligations	3.5%
Short-Term Investments	2.0%
Corporates - Non-Investment Grade	1.0%
Commercial Mortgage-Backed Securities	0.7%
Governments - Sovereign Bonds	0.5%
Emerging Markets - Corporate Bonds	0.4%
Collateralized Loan Obligations	0.2%
Other	0.4%
Other assets less liabilities	-0.1%
Total	100.0%

Inflation Protection BreakdownFootnote Reference*

U.S. Inflation - Protected Exposure	74.6%
Non-Inflation Exposure	25.4%
Total	100.0%
Footnote	Description
Footnote*	The Fund’s inflation protection breakdowns is expressed as an approximate percentage of the Fund’s total net assets (and may vary over time) inclusive of derivative exposure based on the Adviser’s internal classification.

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/ABNCX-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

BIS-C-0153-1025

Class C: ABNCX

3

Class I: ANBIX

October 31, 2025

SCAN ME

Please scan QR code for

Fund Information

AB Bond Inflation Strategy

Annual Shareholder Report

This annual shareholder report contains important information about the AB Bond Inflation Strategy (the “Fund”) for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at https://www.abfunds.com/link/AB/ANBIX-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$60	0.58%

How did the Fund perform last year? What affected the Fund’s performance?

During the 12-month period, all share classes of the Fund underperformed the Bloomberg US TIPS 1-5 Year Index (the “benchmark”), before sales charges. Overall positioning in US Treasury Inflation-Protected Securities ("TIPS") and yield-curve positioning contributed positively relative to benchmark. Sector allocation contributed to relative performance, mostly from allocations to investment-grade corporate bonds, agency risk-sharing transactions, commercial mortgage-backed securities and high-yield corporate bonds. Currency decisions did not affect results.

During the 12-month period, the Fund utilized derivatives in the form of interest rate swaps to manage duration, country exposure and yield-curve positioning. CPI swaps were used to hedge inflation and for investment purposes. Credit default swaps were utilized in the corporate and commercial mortgage-backed securities sectors for hedging and investment purposes. Treasury futures were utilized to manage duration, country exposure and yield-curve positioning. Currency forwards were utilized to hedge currency risk.

Performance Highlights

Top contributors to performance:

  During the 12-month period, sector allocation, TIPS positioning and yield-curve contributed to relative performance.

Top detractors from performance:

  During the 12-month period, emerging market corporate bonds and asset backed securities detracted from relative performance.

Class I: ANBIX

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund, a broad-based securities market index and an additional index that corresponds to the Fund's investment strategies, over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Class I	Bloomberg U.S. Aggregate Bond Index	Bloomberg US TIPS 1-5 Year Index
10/15	$10,000	$10,000	$10,000
10/16	$10,698	$10,437	$10,295
10/17	$10,820	$10,531	$10,349
10/18	$10,741	$10,315	$10,361
10/19	$11,517	$11,502	$10,821
10/20	$12,435	$12,214	$11,341
10/21	$13,415	$12,155	$12,120
10/22	$12,252	$10,249	$11,663
10/23	$12,483	$10,286	$11,914
10/24	$13,574	$11,370	$12,727
10/25	$14,436	$12,071	$13,545

Average Annual Total Returns

AATR	1 Year	5 Years	10 Years
Class I	6.35%	3.03%	3.74%
Bloomberg U.S. Aggregate Bond Index	6.16%	-0.24%	1.90%
Bloomberg US TIPS 1-5 Year Index	6.43%	3.62%	3.08%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.alliancebernstein.com/us/en-us/investments/products/mutual-funds/fixed-income/ab-bond-inflation-strategy.I.018528521.html#performance for the most recent performance information.

Key Fund Statistics

Net Assets	$753,549,025
# of Portfolio Holdings	290
Portfolio Turnover Rate	61%
Total Advisory Fees Paid (Net)	$2,388,379

Class I: ANBIX

2

Graphical Representation of Holdings

Security Type Breakdown (% of Net Assets)

Inflation-Linked Securities	74.6%
Corporates - Investment Grade	10.7%
Asset-Backed Securities	6.1%
Collateralized Mortgage Obligations	3.5%
Short-Term Investments	2.0%
Corporates - Non-Investment Grade	1.0%
Commercial Mortgage-Backed Securities	0.7%
Governments - Sovereign Bonds	0.5%
Emerging Markets - Corporate Bonds	0.4%
Collateralized Loan Obligations	0.2%
Other	0.4%
Other assets less liabilities	-0.1%
Total	100.0%

Inflation Protection BreakdownFootnote Reference*

U.S. Inflation - Protected Exposure	74.6%
Non-Inflation Exposure	25.4%
Total	100.0%
Footnote	Description
Footnote*	The Fund’s inflation protection breakdowns is expressed as an approximate percentage of the Fund’s total net assets (and may vary over time) inclusive of derivative exposure based on the Adviser’s internal classification.

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/ANBIX-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

BIS-I-0153-1025

Class I: ANBIX

3

Class Z: ABNZX

October 31, 2025

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Fund Information

AB Bond Inflation Strategy

Annual Shareholder Report

This annual shareholder report contains important information about the AB Bond Inflation Strategy (the “Fund”) for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at https://www.abfunds.com/link/AB/ABNZX-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$60	0.58%

How did the Fund perform last year? What affected the Fund’s performance?

During the 12-month period, all share classes of the Fund underperformed the Bloomberg US TIPS 1-5 Year Index (the “benchmark”), before sales charges. Overall positioning in US Treasury Inflation-Protected Securities ("TIPS") and yield-curve positioning contributed positively relative to benchmark. Sector allocation contributed to relative performance, mostly from allocations to investment-grade corporate bonds, agency risk-sharing transactions, commercial mortgage-backed securities and high-yield corporate bonds. Currency decisions did not affect results.

During the 12-month period, the Fund utilized derivatives in the form of interest rate swaps to manage duration, country exposure and yield-curve positioning. CPI swaps were used to hedge inflation and for investment purposes. Credit default swaps were utilized in the corporate and commercial mortgage-backed securities sectors for hedging and investment purposes. Treasury futures were utilized to manage duration, country exposure and yield-curve positioning. Currency forwards were utilized to hedge currency risk.

Performance Highlights

Top contributors to performance:

  During the 12-month period, sector allocation, TIPS positioning and yield-curve contributed to relative performance.

Top detractors from performance:

  During the 12-month period, emerging market corporate bonds and asset backed securities detracted from relative performance.

Class Z: ABNZX

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund, a broad-based securities market index and an additional index that corresponds to the Fund's investment strategies, over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Class Z	Bloomberg U.S. Aggregate Bond Index	Bloomberg US TIPS 1-5 Year Index
12/14	$10,000	$10,000	$10,000
10/16	$10,689	$10,437	$10,295
10/17	$10,817	$10,531	$10,349
10/18	$10,733	$10,315	$10,361
10/19	$11,513	$11,502	$10,821
10/20	$12,424	$12,214	$11,341
10/21	$13,411	$12,155	$12,120
10/22	$12,250	$10,249	$11,663
10/23	$12,474	$10,286	$11,914
10/24	$13,560	$11,370	$12,727
10/25	$14,429	$12,071	$13,545

Average Annual Total Returns

AATR	1 Year	5 Years	10 Years
Class Z	6.40%	3.04%	3.73%
Bloomberg U.S. Aggregate Bond Index	6.16%	-0.24%	1.90%
Bloomberg US TIPS 1-5 Year Index	6.43%	3.62%	3.08%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.alliancebernstein.com/us/en-us/investments/products/mutual-funds/fixed-income/ab-bond-inflation-strategy.Z.01881M475.html#performance for the most recent performance information.

Key Fund Statistics

Net Assets	$753,549,025
# of Portfolio Holdings	290
Portfolio Turnover Rate	61%
Total Advisory Fees Paid (Net)	$2,388,379

Class Z: ABNZX

2

Graphical Representation of Holdings

Security Type Breakdown (% of Net Assets)

Inflation-Linked Securities	74.6%
Corporates - Investment Grade	10.7%
Asset-Backed Securities	6.1%
Collateralized Mortgage Obligations	3.5%
Short-Term Investments	2.0%
Corporates - Non-Investment Grade	1.0%
Commercial Mortgage-Backed Securities	0.7%
Governments - Sovereign Bonds	0.5%
Emerging Markets - Corporate Bonds	0.4%
Collateralized Loan Obligations	0.2%
Other	0.4%
Other assets less liabilities	-0.1%
Total	100.0%

Inflation Protection BreakdownFootnote Reference*

U.S. Inflation - Protected Exposure	74.6%
Non-Inflation Exposure	25.4%
Total	100.0%
Footnote	Description
Footnote*	The Fund’s inflation protection breakdowns is expressed as an approximate percentage of the Fund’s total net assets (and may vary over time) inclusive of derivative exposure based on the Adviser’s internal classification.

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/ABNZX-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

BIS-Z-0153-1025

Class Z: ABNZX

3

Advisor Class: ACGYX

October 31, 2025

SCAN ME

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Fund Information

AB Income Fund

Annual Shareholder Report

This annual shareholder report contains important information about the AB Income Fund (the “Fund”) for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at https://www.abfunds.com/link/AB/ACGYX-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Advisor Class	$56	0.54%

How did the Fund perform last year? What affected the Fund’s performance?

During the 12-month period, all share classes, except Class C outperformed the Bloomberg US Aggregate Bond Index (the "benchmark"), before sales charges. Security selection was the primary contributor relative to the benchmark, driven by positions in US agency mortgage-backed securities, investment-grade corporate credit default swaps, investment-grade corporate bonds, and commercial mortgage-backed securities, partially offset by losses from high-yield corporate bonds. Yield-curve positioning added value, as gains from an overweight to the shorter end of the curve and an underweight to the 10-year segment outweighed losses from an underweight to the 20-year segment. Sector allocation also contributed, mainly through off-benchmark exposure to US high-yield corporate bonds, high-yield credit default swaps, emerging-market sovereign bonds and collateralized loan obligations. These gains were partially offset by losses from an overweight to emerging-market corporate bonds and an underweight to US investment-grade corporate bonds. Off-benchmark country allocation to the UK was a minor detractor, while currency decisions had no material impact on performance.

During the 12-month period, the Fund utilized derivatives in the form of currency forwards to hedge foreign currency exposure. Credit default swaps were used to hedge credit exposure from holdings of cash bonds. Interest rate swaps were employed to manage and hedge duration risk and/or take active yield-curve positioning. Swaptions were written as part of a put spread for downside protection. Total return swaps were used for return enhancement from volatility markets.

Performance Highlights

Top contributors to performance:

  During the 12-month period, security selection, yield-curve positioning and sector allocation contributed to relative performance.

Top detractors from performance:

  During the 12-month period, some sector allocation decisions and country allocation detracted from performance.

Advisor Class: ACGYX

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund and a broad-based securities market index over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Advisor Class	Bloomberg U.S. Aggregate Bond Index
10/15	$10,000	$10,000
10/16	$10,506	$10,437
10/17	$11,078	$10,531
10/18	$10,805	$10,315
10/19	$12,076	$11,502
10/20	$12,493	$12,214
10/21	$12,877	$12,155
10/22	$10,482	$10,249
10/23	$10,694	$10,286
10/24	$12,013	$11,370
10/25	$12,845	$12,071

Average Annual Total Returns

AATR	1 Year	5 Years	10 Years
Advisor Class	6.93%	0.49%	2.54%
Bloomberg U.S. Aggregate Bond Index	6.16%	-0.24%	1.90%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.alliancebernstein.com/us/en-us/investments/products/mutual-funds/fixed-income/ab-income-fund.Advisor.01881M442.html#performance for the most recent performance information.

Key Fund Statistics

Net Assets	$2,288,793,931
# of Portfolio Holdings	569
Portfolio Turnover Rate	290%
Total Advisory Fees Paid (Net)	$9,489,224

Advisor Class: ACGYX

2

Graphical Representation of Holdings

Portfolio Breakdown (% of Net Assets)

Governments - Treasuries	50.6%
Mortgage Pass-Throughs	31.5%
Corporates - Investment Grade	16.4%
Collateralized Loan Obligations	6.4%
Corporates - Non-Investment Grade	6.2%
Asset-Backed Securities	3.5%
Emerging Markets - Corporate Bonds	2.0%
Agencies	1.4%
Emerging Markets - Sovereigns	1.2%
Others	4.4%
Short-Term Investments	0.3%
Other assets less liabilities	-23.9%
Total	100.0%

Country Breakdown (% of Net Assets)

United States	105.9%
Spain	2.5%
United Kingdom	2.2%
Mexico	1.5%
France	1.3%
Brazil	0.9%
Italy	0.8%
Colombia	0.6%
South Africa	0.6%
India	0.6%
Chile	0.5%
Turkey	0.5%
China	0.4%
Germany	0.4%
Others	4.9%
Short-Term Investments	0.3%
Other assets less liabilities	-23.9%
Total	100.0%

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/ACGYX-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

IF-ADV-0153-1025

Advisor Class: ACGYX

3

Class A: AKGAX

October 31, 2025

SCAN ME

Please scan QR code for

Fund Information

AB Income Fund

Annual Shareholder Report

This annual shareholder report contains important information about the AB Income Fund (the “Fund”) for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at https://www.abfunds.com/link/AB/AKGAX-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$83	0.80%

How did the Fund perform last year? What affected the Fund’s performance?

During the 12-month period, all share classes, except Class C outperformed the Bloomberg US Aggregate Bond Index (the "benchmark"), before sales charges. Security selection was the primary contributor relative to the benchmark, driven by positions in US agency mortgage-backed securities, investment-grade corporate credit default swaps, investment-grade corporate bonds, and commercial mortgage-backed securities, partially offset by losses from high-yield corporate bonds. Yield-curve positioning added value, as gains from an overweight to the shorter end of the curve and an underweight to the 10-year segment outweighed losses from an underweight to the 20-year segment. Sector allocation also contributed, mainly through off-benchmark exposure to US high-yield corporate bonds, high-yield credit default swaps, emerging-market sovereign bonds and collateralized loan obligations. These gains were partially offset by losses from an overweight to emerging-market corporate bonds and an underweight to US investment-grade corporate bonds. Off-benchmark country allocation to the UK was a minor detractor, while currency decisions had no material impact on performance.

During the 12-month period, the Fund utilized derivatives in the form of currency forwards to hedge foreign currency exposure. Credit default swaps were used to hedge credit exposure from holdings of cash bonds. Interest rate swaps were employed to manage and hedge duration risk and/or take active yield-curve positioning. Swaptions were written as part of a put spread for downside protection. Total return swaps were used for return enhancement from volatility markets.

Performance Highlights

Top contributors to performance:

  During the 12-month period, security selection, yield-curve positioning and sector allocation contributed to relative performance.

Top detractors from performance:

  During the 12-month period, some sector allocation decisions and country allocation detracted from performance.

Class A: AKGAX

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund and a broad-based securities market index over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Class A (with sales charges)	Bloomberg U.S. Aggregate Bond Index
04/16	$9,580	$10,000
10/16	$9,881	$10,186
10/17	$10,392	$10,278
10/18	$10,111	$10,067
10/19	$11,273	$11,226
10/20	$11,637	$11,920
10/21	$11,963	$11,863
10/22	$9,711	$10,003
10/23	$9,882	$10,038
10/24	$11,092	$11,097
10/25	$11,814	$11,780

Average Annual Total Returns

AATR	1 Year	5 Years	Since Inception 4/21/16
Class A (without sales charges)	6.51%	0.24%	2.22%
Class A (with sales charges)	2.04%	-0.62%	1.76%
Bloomberg U.S. Aggregate Bond Index	6.16%	-0.24%	1.73%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.alliancebernstein.com/us/en-us/investments/products/mutual-funds/fixed-income/ab-income-fund.A.01881M467.html#performance for the most recent performance information.

Key Fund Statistics

Net Assets	$2,288,793,931
# of Portfolio Holdings	569
Portfolio Turnover Rate	290%
Total Advisory Fees Paid (Net)	$9,489,224

Class A: AKGAX

2

Graphical Representation of Holdings

Portfolio Breakdown (% of Net Assets)

Governments - Treasuries	50.6%
Mortgage Pass-Throughs	31.5%
Corporates - Investment Grade	16.4%
Collateralized Loan Obligations	6.4%
Corporates - Non-Investment Grade	6.2%
Asset-Backed Securities	3.5%
Emerging Markets - Corporate Bonds	2.0%
Agencies	1.4%
Emerging Markets - Sovereigns	1.2%
Others	4.4%
Short-Term Investments	0.3%
Other assets less liabilities	-23.9%
Total	100.0%

Country Breakdown (% of Net Assets)

United States	105.9%
Spain	2.5%
United Kingdom	2.2%
Mexico	1.5%
France	1.3%
Brazil	0.9%
Italy	0.8%
Colombia	0.6%
South Africa	0.6%
India	0.6%
Chile	0.5%
Turkey	0.5%
China	0.4%
Germany	0.4%
Others	4.9%
Short-Term Investments	0.3%
Other assets less liabilities	-23.9%
Total	100.0%

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/AKGAX-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

IF-A-0153-1025

Class A: AKGAX

3

Class C: AKGCX

October 31, 2025

SCAN ME

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Fund Information

AB Income Fund

Annual Shareholder Report

This annual shareholder report contains important information about the AB Income Fund (the “Fund”) for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at https://www.abfunds.com/link/AB/AKGCX-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$158	1.54%

How did the Fund perform last year? What affected the Fund’s performance?

During the 12-month period, all share classes, except Class C outperformed the Bloomberg US Aggregate Bond Index (the "benchmark"), before sales charges. Security selection was the primary contributor relative to the benchmark, driven by positions in US agency mortgage-backed securities, investment-grade corporate credit default swaps, investment-grade corporate bonds, and commercial mortgage-backed securities, partially offset by losses from high-yield corporate bonds. Yield-curve positioning added value, as gains from an overweight to the shorter end of the curve and an underweight to the 10-year segment outweighed losses from an underweight to the 20-year segment. Sector allocation also contributed, mainly through off-benchmark exposure to US high-yield corporate bonds, high-yield credit default swaps, emerging-market sovereign bonds and collateralized loan obligations. These gains were partially offset by losses from an overweight to emerging-market corporate bonds and an underweight to US investment-grade corporate bonds. Off-benchmark country allocation to the UK was a minor detractor, while currency decisions had no material impact on performance.

During the 12-month period, the Fund utilized derivatives in the form of currency forwards to hedge foreign currency exposure. Credit default swaps were used to hedge credit exposure from holdings of cash bonds. Interest rate swaps were employed to manage and hedge duration risk and/or take active yield-curve positioning. Swaptions were written as part of a put spread for downside protection. Total return swaps were used for return enhancement from volatility markets.

Performance Highlights

Top contributors to performance:

  During the 12-month period, security selection, yield-curve positioning and sector allocation contributed to relative performance.

Top detractors from performance:

  During the 12-month period, some sector allocation decisions and country allocation detracted from performance.

Class C: AKGCX

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund and a broad-based securities market index over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Class C (with sales charges)	Bloomberg U.S. Aggregate Bond Index
04/16	$10,000	$10,000
10/16	$10,285	$10,186
10/17	$10,734	$10,278
10/18	$10,366	$10,067
10/19	$11,470	$11,226
10/20	$11,759	$11,920
10/21	$11,990	$11,863
10/22	$9,662	$10,003
10/23	$9,759	$10,038
10/24	$10,870	$11,097
10/25	$11,490	$11,780

Average Annual Total Returns

AATR	1 Year	5 Years	Since Inception 4/21/16
Class C (without sales charges)	5.71%	-0.51%	1.47%
Class C (with sales charges)	4.71%	-0.51%	1.47%
Bloomberg U.S. Aggregate Bond Index	6.16%	-0.24%	1.73%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.alliancebernstein.com/us/en-us/investments/products/mutual-funds/fixed-income/ab-income-fund.C.01881M459.html#performance for the most recent performance information.

Key Fund Statistics

Net Assets	$2,288,793,931
# of Portfolio Holdings	569
Portfolio Turnover Rate	290%
Total Advisory Fees Paid (Net)	$9,489,224

Class C: AKGCX

2

Graphical Representation of Holdings

Portfolio Breakdown (% of Net Assets)

Governments - Treasuries	50.6%
Mortgage Pass-Throughs	31.5%
Corporates - Investment Grade	16.4%
Collateralized Loan Obligations	6.4%
Corporates - Non-Investment Grade	6.2%
Asset-Backed Securities	3.5%
Emerging Markets - Corporate Bonds	2.0%
Agencies	1.4%
Emerging Markets - Sovereigns	1.2%
Others	4.4%
Short-Term Investments	0.3%
Other assets less liabilities	-23.9%
Total	100.0%

Country Breakdown (% of Net Assets)

United States	105.9%
Spain	2.5%
United Kingdom	2.2%
Mexico	1.5%
France	1.3%
Brazil	0.9%
Italy	0.8%
Colombia	0.6%
South Africa	0.6%
India	0.6%
Chile	0.5%
Turkey	0.5%
China	0.4%
Germany	0.4%
Others	4.9%
Short-Term Investments	0.3%
Other assets less liabilities	-23.9%
Total	100.0%

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/AKGCX-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

IF-C-0153-1025

Class C: AKGCX

3

Class Z: ACGZX

October 31, 2025

SCAN ME

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Fund Information

AB Income Fund

Annual Shareholder Report

This annual shareholder report contains important information about the AB Income Fund (the “Fund”) for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at https://www.abfunds.com/link/AB/ACGZX-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$56	0.54%

How did the Fund perform last year? What affected the Fund’s performance?

During the 12-month period, all share classes, except Class C outperformed the Bloomberg US Aggregate Bond Index (the "benchmark"), before sales charges. Security selection was the primary contributor relative to the benchmark, driven by positions in US agency mortgage-backed securities, investment-grade corporate credit default swaps, investment-grade corporate bonds, and commercial mortgage-backed securities, partially offset by losses from high-yield corporate bonds. Yield-curve positioning added value, as gains from an overweight to the shorter end of the curve and an underweight to the 10-year segment outweighed losses from an underweight to the 20-year segment. Sector allocation also contributed, mainly through off-benchmark exposure to US high-yield corporate bonds, high-yield credit default swaps, emerging-market sovereign bonds and collateralized loan obligations. These gains were partially offset by losses from an overweight to emerging-market corporate bonds and an underweight to US investment-grade corporate bonds. Off-benchmark country allocation to the UK was a minor detractor, while currency decisions had no material impact on performance.

During the 12-month period, the Fund utilized derivatives in the form of currency forwards to hedge foreign currency exposure. Credit default swaps were used to hedge credit exposure from holdings of cash bonds. Interest rate swaps were employed to manage and hedge duration risk and/or take active yield-curve positioning. Swaptions were written as part of a put spread for downside protection. Total return swaps were used for return enhancement from volatility markets.

Performance Highlights

Top contributors to performance:

  During the 12-month period, security selection, yield-curve positioning and sector allocation contributed to relative performance.

Top detractors from performance:

  During the 12-month period, some sector allocation decisions and country allocation detracted from performance.

Class Z: ACGZX

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund and a broad-based securities market index over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Class Z	Bloomberg U.S. Aggregate Bond Index
11/19	$10,000	$10,000
10/20	$10,354	$10,626
10/21	$10,678	$10,575
10/22	$8,695	$8,917
10/23	$8,871	$8,948
10/24	$9,980	$9,892
10/25	$10,656	$10,501

Average Annual Total Returns

AATR	1 Year	5 Years	Since Inception 11/20/19
Class Z	6.77%	0.51%	1.07%
Bloomberg U.S. Aggregate Bond Index	6.16%	-0.24%	0.83%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.alliancebernstein.com/us/en-us/investments/products/mutual-funds/fixed-income/ab-income-fund.Z.01881M350.html#performance for the most recent performance information.

Key Fund Statistics

Net Assets	$2,288,793,931
# of Portfolio Holdings	569
Portfolio Turnover Rate	290%
Total Advisory Fees Paid (Net)	$9,489,224

Class Z: ACGZX

2

Graphical Representation of Holdings

Portfolio Breakdown (% of Net Assets)

Governments - Treasuries	50.6%
Mortgage Pass-Throughs	31.5%
Corporates - Investment Grade	16.4%
Collateralized Loan Obligations	6.4%
Corporates - Non-Investment Grade	6.2%
Asset-Backed Securities	3.5%
Emerging Markets - Corporate Bonds	2.0%
Agencies	1.4%
Emerging Markets - Sovereigns	1.2%
Others	4.4%
Short-Term Investments	0.3%
Other assets less liabilities	-23.9%
Total	100.0%

Country Breakdown (% of Net Assets)

United States	105.9%
Spain	2.5%
United Kingdom	2.2%
Mexico	1.5%
France	1.3%
Brazil	0.9%
Italy	0.8%
Colombia	0.6%
South Africa	0.6%
India	0.6%
Chile	0.5%
Turkey	0.5%
China	0.4%
Germany	0.4%
Others	4.9%
Short-Term Investments	0.3%
Other assets less liabilities	-23.9%
Total	100.0%

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/ACGZX-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

IF-Z-0153-1025

Class Z: ACGZX

3

Advisor Class: AUNYX

October 31, 2025

AB Municipal Bond Inflation Strategy

SCAN ME

Please scan QR code for

Fund Information

Annual Shareholder Report

This annual shareholder report contains important information about the AB Municipal Bond Inflation Strategy (the “Fund”) for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at https://www.abfunds.com/link/AB/AUNYX-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Advisor Class	$51	0.50%

How did the Fund perform last year? What affected the Fund’s performance?

For the 12-month period, the Fund underperformed the Bloomberg US TIPS 1-10 Year Index (the "benchmark"), before sales charges. Not-for-profit health care, airport/ports and special tax allocations detracted, relative to the benchmark, while multi-family housing contributed to performance. Duration positioning was additive to performance. During the 12-month period, the Fund used inflation swaps for hedging purposes.

The Fund used derivatives in the form of interest rate swaps for hedging purposes, which contributed to absolute returns.

Performance Highlights

Top contributors to performance:

  Multi-family housing and interest rate swap allocations contributed to performance over the 12-month period.

Top detractors from performance:

  Not-for-profit health care, airport/ports and special tax sector allocations detracted from performance over the 12-month period.

Advisor Class: AUNYX

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund, a broad-based securities market index and an additional index that corresponds to the Fund's investment strategies, over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Advisor Class	Bloomberg Municipal Bond Index	Bloomberg US TIPS 1-10 Year Index
10/15	$10,000	$10,000	$10,000
10/16	$10,374	$10,406	$10,467
10/17	$10,581	$10,634	$10,483
10/18	$10,563	$10,579	$10,418
10/19	$11,066	$11,576	$11,134
10/20	$11,419	$11,992	$11,914
10/21	$12,463	$12,308	$12,754
10/22	$11,737	$10,834	$11,838
10/23	$12,072	$11,120	$11,942
10/24	$12,985	$12,198	$12,862
10/25	$13,607	$12,707	$13,742

Average Annual Total Returns

AATR	1 Year	5 Years	10 Years
Advisor Class	4.79%	3.57%	3.13%
Bloomberg Municipal Bond Index	4.17%	1.16%	2.42%
Bloomberg US TIPS 1-10 Year Index	6.84%	2.90%	3.23%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.alliancebernstein.com/us/en-us/investments/products/mutual-funds/fixed-income/ab-municipal-bond-inflation-strategy.Advisor.018528471.html#performance for the most recent performance information.

Key Fund Statistics

Net Assets	$1,546,980,629
# of Portfolio Holdings	604
Portfolio Turnover Rate	18%
Total Advisory Fees Paid (Net)	$6,282,307

Advisor Class: AUNYX

2

Graphical Representation of Holdings

Credit Rating BreakdownFootnote Reference*

AAA	7.7%
AA	43.9%
A	31.3%
BBB	6.0%
BB	2.3%
B	0.1%
A-1+	2.2%
Not Rated	6.5%
Total	100.0%
Footnote	Description
Footnote*	The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by AllianceBernstein L.P. (the "Adviser"). If applicable, Not Applicable (N/A) includes non-credit worthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/AUNYX-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

MBIS-ADV-0153-1025

Advisor Class: AUNYX

3

Class 1: AUNOX

October 31, 2025

AB Municipal Bond Inflation Strategy

SCAN ME

Please scan QR code for

Fund Information

Annual Shareholder Report

This annual shareholder report contains important information about the AB Municipal Bond Inflation Strategy (the “Fund”) for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at https://www.abfunds.com/link/AB/AUNOX-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class 1	$61	0.60%

How did the Fund perform last year? What affected the Fund’s performance?

For the 12-month period, the Fund underperformed the Bloomberg US TIPS 1-10 Year Index (the "benchmark"), before sales charges. Not-for-profit health care, airport/ports and special tax allocations detracted, relative to the benchmark, while multi-family housing contributed to performance. Duration positioning was additive to performance. During the 12-month period, the Fund used inflation swaps for hedging purposes.

The Fund used derivatives in the form of interest rate swaps for hedging purposes, which contributed to absolute returns.

Performance Highlights

Top contributors to performance:

  Multi-family housing and interest rate swap allocations contributed to performance over the 12-month period.

Top detractors from performance:

  Not-for-profit health care, airport/ports and special tax sector allocations detracted from performance over the 12-month period.

Class 1: AUNOX

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund, a broad-based securities market index and an additional index that corresponds to the Fund's investment strategies, over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Class 1	Bloomberg Municipal Bond Index	Bloomberg US TIPS 1-10 Year Index
10/15	$10,000	$10,000	$10,000
10/16	$10,358	$10,406	$10,467
10/17	$10,558	$10,634	$10,483
10/18	$10,524	$10,579	$10,418
10/19	$11,022	$11,576	$11,134
10/20	$11,357	$11,992	$11,914
10/21	$12,380	$12,308	$12,754
10/22	$11,647	$10,834	$11,838
10/23	$11,962	$11,120	$11,942
10/24	$12,848	$12,198	$12,862
10/25	$13,468	$12,707	$13,742

Average Annual Total Returns

AATR	1 Year	5 Years	10 Years
Class 1	4.82%	3.47%	3.02%
Bloomberg Municipal Bond Index	4.17%	1.16%	2.42%
Bloomberg US TIPS 1-10 Year Index	6.84%	2.90%	3.23%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.abfunds.com/link/AB/AUNOX-A for the most recent performance information.

Key Fund Statistics

Net Assets	$1,546,980,629
# of Portfolio Holdings	604
Portfolio Turnover Rate	18%
Total Advisory Fees Paid (Net)	$6,282,307

Class 1: AUNOX

2

Graphical Representation of Holdings

Credit Rating BreakdownFootnote Reference*

AAA	7.7%
AA	43.9%
A	31.3%
BBB	6.0%
BB	2.3%
B	0.1%
A-1+	2.2%
Not Rated	6.5%
Total	100.0%
Footnote	Description
Footnote*	The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by AllianceBernstein L.P. (the "Adviser"). If applicable, Not Applicable (N/A) includes non-credit worthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/AUNOX-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

MBIS-1-0153-1025

Class 1: AUNOX

3

Class 2: AUNTX

October 31, 2025

AB Municipal Bond Inflation Strategy

SCAN ME

Please scan QR code for

Fund Information

Annual Shareholder Report

This annual shareholder report contains important information about the AB Municipal Bond Inflation Strategy (the “Fund”) for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at https://www.abfunds.com/link/AB/AUNTX-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class 2	$51	0.50%

How did the Fund perform last year? What affected the Fund’s performance?

For the 12-month period, the Fund underperformed the Bloomberg US TIPS 1-10 Year Index (the "benchmark"), before sales charges. Not-for-profit health care, airport/ports and special tax allocations detracted, relative to the benchmark, while multi-family housing contributed to performance. Duration positioning was additive to performance. During the 12-month period, the Fund used inflation swaps for hedging purposes.

The Fund used derivatives in the form of interest rate swaps for hedging purposes, which contributed to absolute returns.

Performance Highlights

Top contributors to performance:

  Multi-family housing and interest rate swap allocations contributed to performance over the 12-month period.

Top detractors from performance:

  Not-for-profit health care, airport/ports and special tax sector allocations detracted from performance over the 12-month period.

Class 2: AUNTX

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund, a broad-based securities market index and an additional index that corresponds to the Fund's investment strategies, over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Class 2	Bloomberg Municipal Bond Index	Bloomberg US TIPS 1-10 Year Index
10/15	$10,000	$10,000	$10,000
10/16	$10,358	$10,406	$10,467
10/17	$10,569	$10,634	$10,483
10/18	$10,556	$10,579	$10,418
10/19	$11,055	$11,576	$11,134
10/20	$11,402	$11,992	$11,914
10/21	$12,452	$12,308	$12,754
10/22	$11,727	$10,834	$11,838
10/23	$12,056	$11,120	$11,942
10/24	$12,961	$12,198	$12,862
10/25	$13,587	$12,707	$13,742

Average Annual Total Returns

AATR	1 Year	5 Years	10 Years
Class 2	4.83%	3.57%	3.11%
Bloomberg Municipal Bond Index	4.17%	1.16%	2.42%
Bloomberg US TIPS 1-10 Year Index	6.84%	2.90%	3.23%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.alliancebernstein.com/us/en-us/investments/products/mutual-funds/fixed-income/ab-municipal-bond-inflation-strategy.2.018528448.html#performance for the most recent performance information.

Key Fund Statistics

Net Assets	$1,546,980,629
# of Portfolio Holdings	604
Portfolio Turnover Rate	18%
Total Advisory Fees Paid (Net)	$6,282,307

Class 2: AUNTX

2

Graphical Representation of Holdings

Credit Rating BreakdownFootnote Reference*

AAA	7.7%
AA	43.9%
A	31.3%
BBB	6.0%
BB	2.3%
B	0.1%
A-1+	2.2%
Not Rated	6.5%
Total	100.0%
Footnote	Description
Footnote*	The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by AllianceBernstein L.P. (the "Adviser"). If applicable, Not Applicable (N/A) includes non-credit worthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/AUNTX-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

MBIS-2-0153-1025

Class 2: AUNTX

3

Class A: AUNAX

October 31, 2025

AB Municipal Bond Inflation Strategy

SCAN ME

Please scan QR code for

Fund Information

Annual Shareholder Report

This annual shareholder report contains important information about the AB Municipal Bond Inflation Strategy (the “Fund”) for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at https://www.abfunds.com/link/AB/AUNAX-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$77	0.75%

How did the Fund perform last year? What affected the Fund’s performance?

For the 12-month period, the Fund underperformed the Bloomberg US TIPS 1-10 Year Index (the "benchmark"), before sales charges. Not-for-profit health care, airport/ports and special tax allocations detracted, relative to the benchmark, while multi-family housing contributed to performance. Duration positioning was additive to performance. During the 12-month period, the Fund used inflation swaps for hedging purposes.

The Fund used derivatives in the form of interest rate swaps for hedging purposes, which contributed to absolute returns.

Performance Highlights

Top contributors to performance:

  Multi-family housing and interest rate swap allocations contributed to performance over the 12-month period.

Top detractors from performance:

  Not-for-profit health care, airport/ports and special tax sector allocations detracted from performance over the 12-month period.

Class A: AUNAX

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund, a broad-based securities market index and an additional index that corresponds to the Fund's investment strategies, over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Class A (with sales charges)	Bloomberg Municipal Bond Index	Bloomberg US TIPS 1-10 Year Index
10/15	$9,703	$10,000	$10,000
10/16	$10,031	$10,406	$10,467
10/17	$10,207	$10,634	$10,483
10/18	$10,165	$10,579	$10,418
10/19	$10,630	$11,576	$11,134
10/20	$10,933	$11,992	$11,914
10/21	$11,904	$12,308	$12,754
10/22	$11,182	$10,834	$11,838
10/23	$11,473	$11,120	$11,942
10/24	$12,309	$12,198	$12,862
10/25	$12,868	$12,707	$13,742

Average Annual Total Returns

AATR	1 Year	5 Years	10 Years
Class A (without sales charges)	4.54%	3.31%	2.86%
Class A (with sales charges)	1.43%	2.68%	2.55%
Bloomberg Municipal Bond Index	4.17%	1.16%	2.42%
Bloomberg US TIPS 1-10 Year Index	6.84%	2.90%	3.23%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.alliancebernstein.com/us/en-us/investments/products/mutual-funds/fixed-income/ab-municipal-bond-inflation-strategy.A.018528489.html#performance for the most recent performance information.

Key Fund Statistics

Net Assets	$1,546,980,629
# of Portfolio Holdings	604
Portfolio Turnover Rate	18%
Total Advisory Fees Paid (Net)	$6,282,307

Class A: AUNAX

2

Graphical Representation of Holdings

Credit Rating BreakdownFootnote Reference*

AAA	7.7%
AA	43.9%
A	31.3%
BBB	6.0%
BB	2.3%
B	0.1%
A-1+	2.2%
Not Rated	6.5%
Total	100.0%
Footnote	Description
Footnote*	The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by AllianceBernstein L.P. (the "Adviser"). If applicable, Not Applicable (N/A) includes non-credit worthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/AUNAX-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

MBIS-A-0153-1025

Class A: AUNAX

3

Class C: AUNCX

October 31, 2025

AB Municipal Bond Inflation Strategy

SCAN ME

Please scan QR code for

Fund Information

Annual Shareholder Report

This annual shareholder report contains important information about the AB Municipal Bond Inflation Strategy (the “Fund”) for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at https://www.abfunds.com/link/AB/AUNCX-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$153	1.50%

How did the Fund perform last year? What affected the Fund’s performance?

For the 12-month period, the Fund underperformed the Bloomberg US TIPS 1-10 Year Index (the "benchmark"), before sales charges. Not-for-profit health care, airport/ports and special tax allocations detracted, relative to the benchmark, while multi-family housing contributed to performance. Duration positioning was additive to performance. During the 12-month period, the Fund used inflation swaps for hedging purposes.

The Fund used derivatives in the form of interest rate swaps for hedging purposes, which contributed to absolute returns.

Performance Highlights

Top contributors to performance:

  Multi-family housing and interest rate swap allocations contributed to performance over the 12-month period.

Top detractors from performance:

  Not-for-profit health care, airport/ports and special tax sector allocations detracted from performance over the 12-month period.

Class C: AUNCX

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund, a broad-based securities market index and an additional index that corresponds to the Fund's investment strategies, over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Class C (with sales charges)	Bloomberg Municipal Bond Index	Bloomberg US TIPS 1-10 Year Index
10/15	$10,000	$10,000	$10,000
10/16	$10,261	$10,406	$10,467
10/17	$10,362	$10,634	$10,483
10/18	$10,249	$10,579	$10,418
10/19	$10,621	$11,576	$11,134
10/20	$10,850	$11,992	$11,914
10/21	$11,732	$12,308	$12,754
10/22	$10,940	$10,834	$11,838
10/23	$11,140	$11,120	$11,942
10/24	$11,861	$12,198	$12,862
10/25	$12,306	$12,707	$13,742

Average Annual Total Returns

AATR	1 Year	5 Years	10 Years
Class C (without sales charges)	3.75%	2.55%	2.10%
Class C (with sales charges)	2.75%	2.55%	2.10%
Bloomberg Municipal Bond Index	4.17%	1.16%	2.42%
Bloomberg US TIPS 1-10 Year Index	6.84%	2.90%	3.23%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.alliancebernstein.com/us/en-us/investments/products/mutual-funds/fixed-income/ab-municipal-bond-inflation-strategy.C.018528463.html#performance for the most recent performance information.

Key Fund Statistics

Net Assets	$1,546,980,629
# of Portfolio Holdings	604
Portfolio Turnover Rate	18%
Total Advisory Fees Paid (Net)	$6,282,307

Class C: AUNCX

2

Graphical Representation of Holdings

Credit Rating BreakdownFootnote Reference*

AAA	7.7%
AA	43.9%
A	31.3%
BBB	6.0%
BB	2.3%
B	0.1%
A-1+	2.2%
Not Rated	6.5%
Total	100.0%
Footnote	Description
Footnote*	The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by AllianceBernstein L.P. (the "Adviser"). If applicable, Not Applicable (N/A) includes non-credit worthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/AUNCX-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

MBIS-C-0153-1025

Class C: AUNCX

3

Advisor Class: ATTYX

October 31, 2025

SCAN ME

Please scan QR code for

Fund Information

AB Tax-Aware Fixed Income Opportunities Portfolio

Annual Shareholder Report

This annual shareholder report contains important information about the AB Tax-Aware Fixed Income Opportunities Portfolio (the “Fund”) for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at https://www.abfunds.com/link/AB/ATTYX-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Advisor Class	$73	0.71%

How did the Fund perform last year? What affected the Fund’s performance?

For the 12-month period, all share classes of the Fund, except the Advisor Class, underperformed the Bloomberg Municipal Bond Index (the “benchmark”), before sales charges. Security selection in multi-family housing, industry industrial development and state general obligation detracted, relative to the benchmark, while selection within special tax contributed. Sector allocations to taxable municipals and prepay energy contributed. During the 12-month period, the Fund used inflation swaps for hedging purposes.

The Fund used derivatives in the form of interest rate swaps for hedging purposes and municipal market data rate locks (a type of interest rate swap) for investment purposes, which added to absolute returns.

Performance Highlights

Top contributors to performance:

  Special tax security selection and taxable municipal and prepay energy sector allocation contributed to performance over the past 12 months.

Top detractors from performance:

  Multi-family housing, industry industrial development and state general obligation security selections detracted from performance over the past 12 months.

Advisor Class: ATTYX

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund and a broad-based securities market index over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Advisor Class	Bloomberg Municipal Bond Index
10/15	$10,000	$10,000
10/16	$10,496	$10,406
10/17	$10,636	$10,634
10/18	$10,605	$10,579
10/19	$11,603	$11,576
10/20	$11,684	$11,992
10/21	$12,794	$12,308
10/22	$11,167	$10,834
10/23	$11,479	$11,120
10/24	$13,020	$12,198
10/25	$13,587	$12,707

Average Annual Total Returns

AATR	1 Year	5 Years	10 Years
Advisor Class	4.36%	3.01%	3.11%
Bloomberg Municipal Bond Index	4.17%	1.16%	2.42%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.alliancebernstein.com/us/en-us/investments/products/mutual-funds/fixed-income/ab-tax-aware-fixed-income-opportunities-portfolio.Advisor.018528133.html#performance for the most recent performance information.

Key Fund Statistics

Net Assets	$1,052,194,234
# of Portfolio Holdings	836
Portfolio Turnover Rate	25%
Total Advisory Fees Paid (Net)	$3,128,280

Advisor Class: ATTYX

2

Graphical Representation of Holdings

Credit Rating BreakdownFootnote Reference*

AAA	4.5%
AA	37.2%
A	24.6%
BBB	10.0%
BB	4.8%
B	0.3%
CCC	0.1%
D	0.1%
A-1+	2.2%
Not Rated	16.2%
Total	100.0%
Footnote	Description
Footnote*	The Portfolio’s quality rating breakdown is expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by AllianceBernstein L.P. (the "Adviser"). If applicable, Not Applicable (N/A) includes non-credit worthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

State Breakdown (% of Net Assets)

California	12.5%
New York	8.2%
Florida	6.1%
Illinois	5.6%
Alabama	5.4%
Texas	4.7%
Pennsylvania	4.4%
District of Columbia	4.4%
Wisconsin	4.3%
Other	4.3%
Massachusetts	3.5%
Georgia	3.1%
Ohio	2.9%
New Jersey	2.5%
Other States	32.6%
Other assets less liabilities	-4.5%
Total	100.0%

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/ATTYX-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

TAFIO-ADV-0153-1025

Advisor Class: ATTYX

3

Class A: ATTAX

October 31, 2025

SCAN ME

Please scan QR code for

Fund Information

AB Tax-Aware Fixed Income Opportunities Portfolio

Annual Shareholder Report

This annual shareholder report contains important information about the AB Tax-Aware Fixed Income Opportunities Portfolio (the “Fund”) for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at https://www.abfunds.com/link/AB/ATTAX-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$98	0.96%

How did the Fund perform last year? What affected the Fund’s performance?

For the 12-month period, all share classes of the Fund, except the Advisor Class, underperformed the Bloomberg Municipal Bond Index (the “benchmark”), before sales charges. Security selection in multi-family housing, industry industrial development and state general obligation detracted, relative to the benchmark, while selection within special tax contributed. Sector allocations to taxable municipals and prepay energy contributed. During the 12-month period, the Fund used inflation swaps for hedging purposes.

The Fund used derivatives in the form of interest rate swaps for hedging purposes and municipal market data rate locks (a type of interest rate swap) for investment purposes, which added to absolute returns.

Performance Highlights

Top contributors to performance:

  Special tax security selection and taxable municipal and prepay energy sector allocation contributed to performance over the past 12 months.

Top detractors from performance:

  Multi-family housing, industry industrial development and state general obligation security selections detracted from performance over the past 12 months.

Class A: ATTAX

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund and a broad-based securities market index over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Class A (with sales charges)	Bloomberg Municipal Bond Index
10/15	$9,698	$10,000
10/16	$10,153	$10,406
10/17	$10,263	$10,634
10/18	$10,208	$10,579
10/19	$11,141	$11,576
10/20	$11,183	$11,992
10/21	$12,223	$12,308
10/22	$10,642	$10,834
10/23	$10,901	$11,120
10/24	$12,346	$12,198
10/25	$12,851	$12,707

Average Annual Total Returns

AATR	1 Year	5 Years	10 Years
Class A (without sales charges)	4.10%	2.77%	2.86%
Class A (with sales charges)	0.97%	2.15%	2.54%
Bloomberg Municipal Bond Index	4.17%	1.16%	2.42%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.alliancebernstein.com/us/en-us/investments/products/mutual-funds/fixed-income/ab-tax-aware-fixed-income-opportunities-portfolio.A.018528174.html#performance for the most recent performance information.

Key Fund Statistics

Net Assets	$1,052,194,234
# of Portfolio Holdings	836
Portfolio Turnover Rate	25%
Total Advisory Fees Paid (Net)	$3,128,280

Class A: ATTAX

2

Graphical Representation of Holdings

Credit Rating BreakdownFootnote Reference*

AAA	4.5%
AA	37.2%
A	24.6%
BBB	10.0%
BB	4.8%
B	0.3%
CCC	0.1%
D	0.1%
A-1+	2.2%
Not Rated	16.2%
Total	100.0%
Footnote	Description
Footnote*	The Portfolio’s quality rating breakdown is expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by AllianceBernstein L.P. (the "Adviser"). If applicable, Not Applicable (N/A) includes non-credit worthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

State Breakdown (% of Net Assets)

California	12.5%
New York	8.2%
Florida	6.1%
Illinois	5.6%
Alabama	5.4%
Texas	4.7%
Pennsylvania	4.4%
District of Columbia	4.4%
Wisconsin	4.3%
Other	4.3%
Massachusetts	3.5%
Georgia	3.1%
Ohio	2.9%
New Jersey	2.5%
Other States	32.6%
Other assets less liabilities	-4.5%
Total	100.0%

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/ATTAX-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

TAFIO-A-0153-1025

Class A: ATTAX

3

Class C: ATCCX

October 31, 2025

SCAN ME

Please scan QR code for

Fund Information

AB Tax-Aware Fixed Income Opportunities Portfolio

Annual Shareholder Report

This annual shareholder report contains important information about the AB Tax-Aware Fixed Income Opportunities Portfolio (the “Fund”) for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at https://www.abfunds.com/link/AB/ATCCX-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$174	1.71%

How did the Fund perform last year? What affected the Fund’s performance?

For the 12-month period, all share classes of the Fund, except the Advisor Class, underperformed the Bloomberg Municipal Bond Index (the “benchmark”), before sales charges. Security selection in multi-family housing, industry industrial development and state general obligation detracted, relative to the benchmark, while selection within special tax contributed. Sector allocations to taxable municipals and prepay energy contributed. During the 12-month period, the Fund used inflation swaps for hedging purposes.

The Fund used derivatives in the form of interest rate swaps for hedging purposes and municipal market data rate locks (a type of interest rate swap) for investment purposes, which added to absolute returns.

Performance Highlights

Top contributors to performance:

  Special tax security selection and taxable municipal and prepay energy sector allocation contributed to performance over the past 12 months.

Top detractors from performance:

  Multi-family housing, industry industrial development and state general obligation security selections detracted from performance over the past 12 months.

Class C: ATCCX

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund and a broad-based securities market index over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Class C (with sales charges)	Bloomberg Municipal Bond Index
10/15	$10,000	$10,000
10/16	$10,391	$10,406
10/17	$10,425	$10,634
10/18	$10,291	$10,579
10/19	$11,149	$11,576
10/20	$11,114	$11,992
10/21	$12,050	$12,308
10/22	$10,412	$10,834
10/23	$10,586	$11,120
10/24	$11,899	$12,198
10/25	$12,295	$12,707

Average Annual Total Returns

AATR	1 Year	5 Years	10 Years
Class C (without sales charges)	3.32%	2.00%	2.09%
Class C (with sales charges)	2.32%	2.00%	2.09%
Bloomberg Municipal Bond Index	4.17%	1.16%	2.42%

The Fund’s past performance is not a good predictor of the Fund’s future performance.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.alliancebernstein.com/us/en-us/investments/products/mutual-funds/fixed-income/ab-tax-aware-fixed-income-opportunities-portfolio.C.018528166.html#performance for the most recent performance information.

Key Fund Statistics

Net Assets	$1,052,194,234
# of Portfolio Holdings	836
Portfolio Turnover Rate	25%
Total Advisory Fees Paid (Net)	$3,128,280

Class C: ATCCX

2

Graphical Representation of Holdings

Credit Rating BreakdownFootnote Reference*

AAA	4.5%
AA	37.2%
A	24.6%
BBB	10.0%
BB	4.8%
B	0.3%
CCC	0.1%
D	0.1%
A-1+	2.2%
Not Rated	16.2%
Total	100.0%
Footnote	Description
Footnote*	The Portfolio’s quality rating breakdown is expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by AllianceBernstein L.P. (the "Adviser"). If applicable, Not Applicable (N/A) includes non-credit worthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

State Breakdown (% of Net Assets)

California	12.5%
New York	8.2%
Florida	6.1%
Illinois	5.6%
Alabama	5.4%
Texas	4.7%
Pennsylvania	4.4%
District of Columbia	4.4%
Wisconsin	4.3%
Other	4.3%
Massachusetts	3.5%
Georgia	3.1%
Ohio	2.9%
New Jersey	2.5%
Other States	32.6%
Other assets less liabilities	-4.5%
Total	100.0%

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/ATCCX-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

TAFIO-C-0153-1025

Class C: ATCCX

3

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 19(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Jorge A. Bermudez, Jeffrey R. Holland, R. Jay Gerken and Ms. Carol C. McMullen qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Bond Inflation Strategy	2024	$100,902	$—	$17,252
	2025	$100,902	$—	$20,261
AB Municipal Bond Inflation Strategy	2024	$73,009	$—	$17,351
	2025	$73,009	$—	$19,645
AB All Market Real Return Portfolio	2024	$92,184	$—	$46,261
	2025	$92,184	$—	$67,815
AB Tax Aware Fixed Income Opportunities Portfolio	2024	$45,000	$—	$23,724
	2025	$45,000	$—	$27,865
AB Income Fund	2024	$120,000	$—	$26,962
	2025	$120,000	$—	$33,833

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) No percentage of services addressed by (b) and (c) of this Item 4 were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. No amounts are reported for Item 4 (d).

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund: (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Bond Inflation Strategy	2024	$2,041,557	$17,252
			$—
			$(17,252)
	2025	$1,644,705	$20,261
			$—
			$(20,261)
AB Municipal Bond Inflation Strategy	2024	$2,041,657	$17,351
			$—
			$(17,351)
	2025	$1,644,089	$19,645
			$—
			$(19,645)
AB All Market Real Return Portfolio	2024	$2,070,567	$46,261
			$—
			$(46,261)
	2025	$1,692,259	$67,815
			$—
			$(67,815)
AB Tax Aware Fixed Income Opportunities Portfolio	2024	$2,048,030	$23,724
			$—
			$(23,724)
	2025	$1,652,309	$27,865
			$—
			$(27,865)
AB Income Fund	2024	$2,051,268	$26,962
			$—
			$(26,962)
	2025	$1,658,277	$33,833
			$—
			$(33,833)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section (3)(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

Jorge A. Bermudez	Garry L. Moody
Carol C. McMullen	Jeanette Loeb
R. Jay Gerken	Jeffrey R. Holland
Emilie D. Wrapp

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Financial Statements included under Item 7 of this Form N-CSR.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

October 31, 2025

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB ALL MARKET REAL RETURN PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

CONSOLIDATED PORTFOLIO OF INVESTMENTS

October 31, 2025

Company	Shares	U.S. $ Value

COMMON STOCKS – 78.3%
Real Estate – 41.4%
Diversified REITs – 3.6%
British Land Co. PLC (The)	440,994	$2,202,526
Broadstone Net Lease, Inc.	80,724	1,446,574
CapitaLand Integrated Commercial Trust(a)	2,051,452	3,729,518
Covivio SA/France	18,014	1,155,739
Essential Properties Realty Trust, Inc.	144,700	4,323,636
GPT Group (The)	518,690	1,821,899
KDX Realty Investment Corp.(b)	663	734,044
Merlin Properties Socimi SA	140,910	2,195,133
Stockland	1,764,090	7,293,418
United Urban Investment Corp.	505	611,185

		25,513,672

Health Care REITs – 5.1%
Aedifica SA	18,560	1,355,407
Alexandria Real Estate Equities, Inc.	35,520	2,067,974
American Healthcare REIT, Inc.	124,740	5,653,217
Ventas, Inc.	101,224	7,469,319
Welltower, Inc.	109,112	19,753,637

		36,299,554

Hotel & Resort REITs – 0.9%
Invincible Investment Corp.	1,008	450,368
Japan Hotel REIT Investment Corp.	1,115	649,537
Ryman Hospitality Properties, Inc.	38,085	3,309,967
Xenia Hotels & Resorts, Inc.	168,530	2,072,919

		6,482,791

Industrial REITs – 5.9%
CapitaLand Ascendas REIT(a)	1,524,500	3,300,592
Dream Industrial Real Estate Investment Trust	78,404	675,844
GLP J-REIT	813	736,981
Goodman Group	313,413	6,759,746
Japan Logistics Fund, Inc.	2,365	1,531,299
Lineage, Inc.	25,929	1,021,603
Prologis, Inc.	158,297	19,643,075
Segro PLC	274,050	2,514,782
STAG Industrial, Inc.	90,809	3,475,260
Tritax Big Box REIT PLC	863,796	1,705,181
Warehouses De Pauw CVA	30,030	762,602

		42,126,965

Office REITs – 2.1%
COPT Defense Properties	154,970	4,365,505
Cousins Properties, Inc.	58,250	1,510,422
Daiwa Office Investment Corp.	1,605	3,926,319
Kilroy Realty Corp.(b)	69,801	2,949,092
Nippon Building Fund, Inc.(b)	2,118	1,954,316

		14,705,654

ABFunds.com	AB All Market Real Return Portfolio 1

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Real Estate Management & Development – 6.3%
Azrieli Group Ltd.	12,900	$1,360,977
CapitaLand Investment Ltd./Singapore(b)	459,400	930,763
Catena AB(b)	30,703	1,487,604
CBRE Group, Inc. – Class A(a)	9,242	1,408,758
Cibus Nordic Real Estate AB publ(b)	25,630	444,332
CTP NV	23,645	493,072
Fastighets AB Balder – Class B(a)(b)	328,398	2,408,756
Grainger PLC	454,145	1,118,949
International Workplace Group PLC	252,868	752,562
Katitas Co., Ltd.(b)	33,400	542,984
LAMDA Development SA(a)	86,421	737,123
LEG Immobilien SE	15,910	1,212,568
Mitsubishi Estate Co., Ltd.	135,800	2,877,857
Mitsui Fudosan Co., Ltd.	598,600	6,232,863
Pandox AB	82,786	1,650,448
PSP Swiss Property AG (REG)	21,432	3,706,957
Sumitomo Realty & Development Co., Ltd.	69,600	2,971,710
Sun Hung Kai Properties Ltd. – Class H	248,500	3,023,943
Swire Properties Ltd. – Class H	1,225,600	3,338,871
TAG Immobilien AG	73,230	1,215,685
Unibail-Rodamco-Westfield	29,310	3,030,748
VGP NV(b)	9,409	1,086,985
Vonovia SE	110,294	3,314,969

		45,349,484

Residential REITs – 4.2%
Comforia Residential REIT, Inc.	573	1,208,390
Independence Realty Trust, Inc.	324,310	5,166,258
Invitation Homes, Inc.	165,873	4,669,325
Killam Apartment Real Estate Investment Trust	130,920	1,617,656
Mid-America Apartment Communities, Inc.	58,867	7,548,516
Sun Communities, Inc.	11,869	1,502,615
UDR, Inc.	153,242	5,162,723
UMH Properties, Inc.	208,962	3,038,308

		29,913,791

Retail REITs – 5.9%
Acadia Realty Trust	235,030	4,482,022
Brixmor Property Group, Inc.	213,770	5,592,223
Frasers Centrepoint Trust	682,161	1,226,310
Hammerson PLC(b)	334,310	1,341,492
Japan Metropolitan Fund Invest	1,402	1,084,548
Klepierre SA	34,390	1,314,267
Link REIT – Class H	583,460	3,038,435
NETSTREIT Corp.(b)	206,449	3,844,081
Realty Income Corp.	88,703	5,143,000
Scentre Group	1,643,999	4,379,340
Simon Property Group, Inc.	56,937	10,007,247
Supermarket Income Reit PLC(b)	950,645	989,226

		42,442,191

2 AB All Market Real Return Portfolio	ABFunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Specialized REITs – 7.4%
Big Yellow Group PLC	40,273	$589,069
Digital Realty Trust, Inc.	72,289	12,318,769
Equinix, Inc.	15,318	12,959,181
Extra Space Storage, Inc.	60,817	8,121,502
Iron Mountain, Inc.	45,338	4,667,547
Public Storage	21,970	6,119,963
VICI Properties, Inc.	262,392	7,869,136

		52,645,167

		295,479,269

Information Technology – 6.6%
Communications Equipment – 0.2%
F5, Inc.(a)	181	45,802
Motorola Solutions, Inc.	3,159	1,284,797

		1,330,599

Electronic Equipment, Instruments & Components – 0.3%
Celestica, Inc.(a)	5,143	1,770,632
Samsung SDI Co., Ltd.	145	32,672
TDK Corp.	15,000	262,083

		2,065,387

IT Services – 0.2%
VeriSign, Inc.	5,133	1,230,893

Semiconductors & Semiconductor Equipment – 2.6%
Broadcom, Inc.	4,149	1,533,595
Enphase Energy, Inc.(a)	13,474	411,092
First Solar, Inc.(a)	2,767	738,623
KLA Corp.	1,486	1,796,188
Lam Research Corp.	11,614	1,828,740
LONGi Green Energy Technology Co., Ltd. – Class A(a)	51,800	153,665
Monolithic Power Systems, Inc.	722	725,610
NAURA Technology Group Co., Ltd. – Class A	6,340	362,740
NVIDIA Corp.	49,248	9,972,227
SUMCO Corp.	121,900	1,242,261
Xinyi Solar Holdings Ltd. – Class H(b)	24,000	11,059

		18,775,800

Software – 2.3%
Adobe, Inc.(a)	4,561	1,552,154
AppLovin Corp. – Class A(a)	2,544	1,621,367
Autodesk, Inc.(a)	4,685	1,411,778
Docusign, Inc.(a)	18,967	1,387,246
Dropbox, Inc. – Class A(a)	21,830	633,070
Microsoft Corp.	11,713	6,065,109
Oracle Corp.	8,252	2,167,058
Zoom Communications, Inc.(a)	15,836	1,381,374

		16,219,156

ABFunds.com	AB All Market Real Return Portfolio 3

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Technology Hardware, Storage & Peripherals – 1.0%
Apple, Inc.	26,976	$7,293,501
Logitech International SA (REG)	2,048	246,208

		7,539,709

		47,161,544

Materials – 6.3%
Chemicals – 1.2%
Air Liquide SA	1,109	214,635
Air Products & Chemicals, Inc.	1,648	399,788
Albemarle Corp.	5,290	519,637
Arkema SA	9,218	547,205
CF Industries Holdings, Inc.	3,188	265,528
Corteva, Inc.	17,212	1,057,505
Ganfeng Lithium Group Co., Ltd. – Class A	7,200	69,889
Linde PLC	1,084	453,437
Nippon Sanso Holdings Corp.(b)	4,700	156,095
Nutrien Ltd.	15,917	866,681
Sociedad Quimica y Minera de Chile SA (Preference Shares)(a)	4,548	221,279
Sociedad Quimica y Minera de Chile SA (Sponsored ADR)(a)	4,718	231,135
SOL SpA	5,238	306,709
Sumitomo Chemical Co., Ltd.	420,400	1,236,533
Tianqi Lithium Corp. – Class A(a)	15,700	117,922
Toray Industries, Inc.(b)	71,400	437,141
Umicore SA	25,591	487,318
Yara International ASA	17,452	635,813

		8,224,250

Construction Materials – 0.2%
Holcim AG(a)	17,230	1,531,768

Containers & Packaging – 0.4%
Crown Holdings, Inc.	14,053	1,365,670
Smurfit WestRock PLC	37,053	1,367,997

		2,733,667

Metals & Mining – 4.5%
Agnico Eagle Mines Ltd.	13,750	2,211,490
Anglo American PLC	41,086	1,554,391
Antofagasta PLC	29,145	1,069,690
ArcelorMittal SA	37,432	1,429,006
Artemis Gold, Inc.(a)	34,603	843,518
China Hongqiao Group Ltd. – Class H(a)(b)	508,000	1,928,771
CMOC Group Ltd. – Class A	251,100	602,124
Endeavour Mining PLC	34,839	1,410,049
Fortuna Mining Corp.(a)	73,999	611,972
Freeport-McMoRan, Inc.	33,943	1,415,423
Fresnillo PLC	5,092	148,906
Glencore PLC(a)	341,974	1,638,249

4 AB All Market Real Return Portfolio	ABFunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Hudbay Minerals, Inc.	76,622	$1,228,094
Lundin Gold, Inc.	19,442	1,321,732
Lundin Mining Corp.	130,671	2,101,841
Lynas Rare Earths Ltd.(a)(b)	29,445	293,548
MMC Norilsk Nickel PJSC (ADR)(a)(c)(d)	66,074	– 0	–
Newmont Corp.	45,818	3,709,883
Norsk Hydro ASA	78,828	532,921
Rio Tinto PLC	67,305	4,852,015
Teck Resources Ltd. – Class B	41,398	1,776,802
Vale SA (Sponsored ADR)	59,190	715,607
Valterra Platinum Ltd.(b)	13,337	814,718

		32,210,750

		44,700,435

Energy – 6.0%
Energy Equipment & Services – 0.4%
Saipem SpA(b)	593,952	1,548,400
Vallourec SACA	71,295	1,329,265

		2,877,665

Oil, Gas & Consumable Fuels – 5.6%
Cameco Corp. (New York)	7,451	761,567
Cameco Corp. (Toronto)	7,720	788,981
Cheniere Energy, Inc.	759	160,908
Chevron Corp.	27,977	4,412,532
ConocoPhillips	37,406	3,323,897
Coterra Energy, Inc.	30,566	723,191
Denison Mines Corp.(a)	217,750	693,981
Exxon Mobil Corp.	81,698	9,342,983
Frontline PLC(b)	51,890	1,299,326
Gazprom PJSC(a)(c)(d)(e)	818,956	– 0	–
Idemitsu Kosan Co., Ltd.	134,100	932,498
Imperial Oil Ltd.	1,461	129,220
Inpex Corp.	64,700	1,193,852
LUKOIL PJSC(a)(c)(d)(e)	20,541	– 0	–
NexGen Energy Ltd.(a)(b)	27,585	269,645
Paladin Energy Ltd.(a)	139,160	872,979
Santos Ltd.	309,230	1,277,162
Shell PLC	201,408	7,550,666
TotalEnergies SE	62,829	3,922,730
Uranium Energy Corp.(a)	16,890	255,546
Valero Energy Corp.	3,879	657,723
Var Energi ASA	375,446	1,261,456

		39,830,843

		42,708,508

Industrials – 4.9%
Aerospace & Defense – 0.7%
Airbus SE	353	87,040
HEICO Corp. – Class A	4,450	1,102,398
MTU Aero Engines AG	2,986	1,304,957

ABFunds.com	AB All Market Real Return Portfolio 5

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Rolls-Royce Holdings PLC	59,027	$908,354
Safran SA	4,410	1,566,954

		4,969,703

Building Products – 0.4%
AGC, Inc.	41,000	1,280,964
Johnson Controls International PLC	4,283	489,933
Lennox International, Inc.	1,375	694,375
Owens Corning	5,278	671,942

		3,137,214

Commercial Services & Supplies – 0.3%
Cintas Corp.	4,155	761,487
Veralto Corp.	12,761	1,259,255

		2,020,742

Construction & Engineering – 0.8%
Arcosa, Inc.	7,925	808,350
Cadeler A/S(a)	40,024	185,565
EMCOR Group, Inc.	2,040	1,378,591
Kumagai Gumi Co., Ltd.	337,500	3,064,362
Quanta Services, Inc.	1,335	599,589

		6,036,457

Electrical Equipment – 1.7%
ABB Ltd. (REG)	28,319	2,105,447
Bloom Energy Corp. – Class A(a)(b)	4,699	621,020
BWX Technologies, Inc.	4,585	979,402
Contemporary Amperex Technology Co., Ltd. – Class A	7,100	388,193
Eaton Corp. PLC	1,657	632,245
Ecopro BM Co., Ltd.(a)	884	98,913
Eve Energy Co., Ltd. – Class A	22,200	259,636
GE Vernova, Inc.	676	395,555
Hubbell, Inc.	1,524	716,280
LG Energy Solution Ltd.(a)	546	180,752
NARI Technology Co., Ltd. – Class A	106,762	363,774
NEXTracker, Inc. – Class A(a)	8,715	882,132
Nordex SE(a)	15,308	452,056
NuScale Power Corp.(a)(b)	6,720	301,526
nVent Electric PLC	8,276	946,361
Prysmian SpA	3,308	344,904
Rockwell Automation, Inc.	674	248,275
Schneider Electric SE	583	166,114
Siemens Energy AG(a)	2,895	360,674
Sungrow Power Supply Co., Ltd. – Class A	24,500	653,673
Sunrun, Inc.(a)	31,550	654,978
Sunwoda Electronic Co., Ltd. – Class A	61,238	308,694
Vestas Wind Systems A/S	18,189	372,003

		12,432,607

Ground Transportation – 0.1%
Uber Technologies, Inc.(a)	6,998	675,307

6 AB All Market Real Return Portfolio	ABFunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Industrial Conglomerates – 0.2%
Hitachi Ltd.	8,000	$273,272
Jardine Matheson Holdings Ltd.	10,785	633,237
Siemens AG (REG)	1,096	310,603

		1,217,112

Machinery – 0.1%
Yangzijiang Shipbuilding Holdings Ltd.	198,400	535,830

Passenger Airlines – 0.4%
International Consolidated Airlines Group SA	248,365	1,363,508
Qantas Airways Ltd.	183,570	1,222,969
United Airlines Holdings, Inc.(a)	3,459	325,284

		2,911,761

Professional Services – 0.2%
Verisk Analytics, Inc.	5,711	1,249,338

		35,186,071

Financials – 3.6%
Banks – 1.8%
Banco Bilbao Vizcaya Argentaria SA(b)	79,942	1,610,517
Banco BPM SpA	90,025	1,311,614
Canadian Imperial Bank of Commerce	18,029	1,493,815
Citigroup, Inc.	16,951	1,715,950
First Citizens BancShares, Inc./NC – Class A	763	1,392,338
ING Groep NV	59,671	1,489,965
JPMorgan Chase & Co.	705	219,339
NatWest Group PLC	190,575	1,467,144
Toronto-Dominion Bank (The)(b)	11,547	948,096
UniCredit SpA	18,918	1,400,814

		13,049,592

Capital Markets – 0.6%
Ameriprise Financial, Inc.	2,822	1,277,717
Blackstone, Inc.	7,376	1,081,617
Moody’s Corp.	1,753	841,966
Singapore Exchange Ltd.	82,900	1,075,673

		4,276,973

Consumer Finance – 0.2%
Ally Financial, Inc.	33,270	1,296,532

Financial Services – 0.4%
Banca Mediolanum SpA	7,108	142,902
HA Sustainable Infrastructure Capital, Inc.	14,755	408,861
Mastercard, Inc. – Class A	3,836	2,117,434

		2,669,197

Insurance – 0.6%
Admiral Group PLC	2,851	122,756
Aegon Ltd.(b)	175,155	1,334,808
iA Financial Corp., Inc.	906	106,946
Japan Post Holdings Co., Ltd.	142,400	1,334,438

ABFunds.com	AB All Market Real Return Portfolio 7

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Prudential PLC	76,776	$1,067,807
QBE Insurance Group Ltd.	24,342	315,827

		4,282,582

		25,574,876

Health Care – 2.8%
Biotechnology – 0.7%
AbbVie, Inc.	1,975	430,629
Biogen, Inc.(a)	4,173	643,769
Gilead Sciences, Inc.	7,458	893,394
Incyte Corp.(a)	7,099	663,614
Natera, Inc.(a)	3,620	720,127
Neurocrine Biosciences, Inc.(a)	4,410	631,556
Regeneron Pharmaceuticals, Inc.	820	534,476
United Therapeutics Corp.(a)	519	231,178

		4,748,743

Health Care Equipment & Supplies – 0.2%
IDEXX Laboratories, Inc.(a)	2,237	1,408,214

Health Care Providers & Services – 1.0%
Cencora, Inc.	4,685	1,582,640
Chartwell Retirement Residences	272,801	4,020,389
McKesson Corp.	1,903	1,543,980

		7,147,009

Life Sciences Tools & Services – 0.4%
Illumina, Inc.(a)	13,866	1,713,005
QIAGEN NV	28,529	1,342,862

		3,055,867

Pharmaceuticals – 0.5%
Ipsen SA	2,455	345,004
Novartis AG (REG)	13,627	1,686,500
Zoetis, Inc.	9,322	1,343,207

		3,374,711

		19,734,544

Consumer Discretionary – 2.3%
Automobile Components – 0.1%
Aptiv PLC(a)	9,488	769,477

Automobiles – 0.6%
BYD Co., Ltd. – Class A	18,100	256,673
BYD Co., Ltd. – Class H	9,000	116,280
Geely Automobile Holdings Ltd. – Class H	174,000	412,782
General Motors Co.	6,654	459,725
Li Auto, Inc. – Class H(a)(b)	4,600	47,735
NIO, Inc. (ADR)(a)	31,049	225,105
Rivian Automotive, Inc. – Class A(a)	14,443	195,991
Seres Group Co., Ltd. – Class A	17,400	379,979
Tesla, Inc.(a)	4,458	2,035,344
XPeng, Inc. – Class H(a)(b)	11,500	133,977

8 AB All Market Real Return Portfolio	ABFunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Zhejiang Leapmotor Technology Co., Ltd. – Class H(a)(f)	18,000	$134,832

		4,398,423

Broadline Retail – 0.6%
Amazon.com, Inc.(a)	11,247	2,746,742
eBay, Inc.	14,917	1,212,901
Next PLC	1,930	362,628

		4,322,271

Hotels, Restaurants & Leisure – 0.4%
Booking Holdings, Inc.	286	1,452,234
Expedia Group, Inc.	6,383	1,404,260

		2,856,494

Household Durables – 0.1%
Desarrolladora Homex SAB de CV(a)(c)	1,590	– 0	–
Panasonic Holdings Corp.	38,200	443,855

		443,855

Specialty Retail – 0.3%
Home Depot, Inc. (The)	2,656	1,008,191
TJX Cos., Inc. (The)	9,507	1,332,311

		2,340,502

Textiles, Apparel & Luxury Goods – 0.2%
Deckers Outdoor Corp.(a)	13,454	1,096,501
Pandora A/S	1,892	253,166

		1,349,667

		16,480,689

Utilities – 1.9%
Electric Utilities – 1.1%
Alliant Energy Corp.	8,396	561,021
CEZ AS	9,223	564,901
Constellation Energy Corp.	1,390	524,030
Edison International	23,390	1,295,338
EDP SA	57,019	283,449
Endesa SA	9,002	322,595
Enel SpA	37,469	379,027
Equatorial Energia SA	22,700	154,640
Fortum Oyj	8,718	194,411
Iberdrola SA	15,062	305,250
NextEra Energy, Inc.	7,533	613,186
NRG Energy, Inc.	8,222	1,413,033
Oklo, Inc.(a)	1,110	147,375
PG&E Corp.	52,495	837,820
SSE PLC	12,797	322,392
Terna – Rete Elettrica Nazionale(b)	28,506	292,303

		8,210,771

Independent Power and Renewable Electricity Producers – 0.6%
AES Corp. (The)	60,251	835,681
Boralex, Inc. – Class A(b)	24,315	488,190

ABFunds.com	AB All Market Real Return Portfolio 9

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

CGN Power Co., Ltd. – Class H(b)(f)	282,000	$111,726
China Longyuan Power Group Corp., Ltd. – Class H(b)	55,000	50,936
China Resources Power Holdings Co., Ltd. – Class H(b)	62,000	148,261
China Yangtze Power Co., Ltd. – Class A	69,800	275,759
Clearway Energy, Inc. – Class C	20,598	657,694
EDP Renovaveis SA	6,179	90,341
ERG SpA	11,754	303,208
Meridian Energy Ltd.	10,282	34,808
Northland Power, Inc.(b)	32,085	586,317
Orsted AS(a)	3,103	55,572
ReNew Energy Global PLC – Class A(a)	23,758	179,135
RWE AG	5,658	278,546
Vistra Corp.	1,726	325,006

		4,421,180

Multi-Utilities – 0.2%
Engie SA	12,506	292,802
National Grid PLC	14,741	221,028
Public Service Enterprise Group, Inc.	8,280	667,037

		1,180,867

		13,812,818

Communication Services – 1.8%
Entertainment – 0.3%
Netflix, Inc.(a)	1,855	2,075,486

Interactive Media & Services – 1.3%
Alphabet, Inc. – Class A	10,941	3,076,500
Alphabet, Inc. – Class C	3,542	998,206
LY Corp.	438,200	1,287,657
Meta Platforms, Inc. – Class A	5,793	3,755,892

		9,118,255

Media – 0.2%
Fox Corp. – Class B	24,903	1,454,584

		12,648,325

Consumer Staples – 0.7%
Beverages – 0.1%
Coca-Cola HBC AG(a)	19,368	878,882

Household Products – 0.2%
Colgate-Palmolive Co.	14,172	1,091,953

Tobacco – 0.4%
Altria Group, Inc.	23,024	1,298,093
Imperial Brands PLC	32,669	1,298,079

		2,596,172

		4,567,007

Total Common Stocks (cost $466,038,028)		558,054,086

10 AB All Market Real Return Portfolio	ABFunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 1.1%
Funds and Investment Trusts – 1.1%
VanEck Gold Miners ETF/USA(g) (cost $6,329,569)	111,950	$8,067,117

RIGHTS – 0.0%
Health Care – 0.0%
Health Care Providers & Services – 0.0%
ABIOMED, Inc. (CVR)(a)(c)(d) (cost $1,347)	1,321	3,336

WARRANTS – 0.0%
Information Technology – 0.0%
Software – 0.0%
Constellation Software, Inc./Canada, expiring 03/31/2040(a)(b)(c)(d) (cost $0)	421	– 0	–

SHORT-TERM INVESTMENTS – 17.2%
Investment Companies – 17.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 3.96%(g)(h)(i) (cost $122,762,033)	122,762,033	122,762,033

Total Investments Before Security Lending Collateral for Securities Loaned – 96.6% (cost $595,130,977)		688,886,572

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.6%
Investment Companies – 0.6%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 3.96%(g)(h)(i) (cost $4,626,927)	4,626,927	4,626,927

Total Investments – 97.2% (cost $599,757,904)		693,513,499
Other assets less liabilities – 2.8%		19,637,391

Net Assets – 100.0%		$713,150,890

ABFunds.com	AB All Market Real Return Portfolio 11

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
Brent Crude Oil Futures	87	January 2026	$5,555,820	$(29,626)
Brent Crude Oil Futures	87	March 2026	5,538,420	125,116
Coffee ‘C’ Futures	46	May 2026	6,166,013	529,207
Copper Futures	101	December 2025	12,849,725	1,223,272
Corn Futures	402	March 2026	8,924,400	425,781
Cotton No. 2 Futures	72	December 2025	2,359,440	(92,817)
Euro STOXX 50 Index Futures	53	December 2025	3,463,218	140,191
FTSE 100 Index Futures	13	December 2025	1,664,431	74,964
Gasoline RBOB Futures	42	February 2026	3,311,910	160,909
Gold 100 OZ Futures	137	December 2025	54,752,050	7,422,142
Hang Seng Index Futures	2	November 2025	333,400	(6,900)
KC HRW Wheat Futures	100	March 2026	2,683,750	(36,829)
Lean Hogs Futures	93	December 2025	3,023,430	(328,583)
Live Cattle Futures	78	December 2025	7,165,860	(300,659)
LME Lead Futures	28	November 2025	1,400,546	16,989
LME Nickel Futures	42	November 2025	3,795,664	(36,755)
LME Primary Aluminum Futures	151	November 2025	10,866,450	996,800
LME Zinc Futures	75	November 2025	5,859,338	357,343
Low SU Gasoil Futures	71	May 2026	4,597,250	246,592
MSCI Emerging Markets Index Futures	199	December 2025	14,005,620	650,686
Natural Gas Futures	358	February 2026	13,464,380	798,975
NY Harbor ULSD Futures	40	February 2026	3,878,784	277,153
OMXS 30 Index Futures	16	November 2025	466,514	10,633
S&P 500 E-Mini Futures	85	December 2025	29,214,500	957,823
S&P/TSX 60 Index Futures	6	December 2025	1,524,309	35,830
Silver Futures	50	December 2025	12,040,000	2,377,119
Soybean Futures	203	January 2026	11,319,788	816,009
Soybean Meal Futures	215	December 2025	6,914,400	269,921
Soybean Oil Futures	228	January 2026	6,712,776	(391,528)
SPI 200 Futures	6	December 2025	872,705	382
Sugar 11 (World) Futures	230	February 2026	3,717,168	(480,790)
TOPIX Index Futures	10	December 2025	2,163,390	143,807
TTF Natural Gas Futures	30	December 2025	806,366	(74,319)
Wheat (CBT) Futures	161	March 2026	4,415,425	35,699
WTI Crude Futures	83	February 2026	4,984,980	(19,269)
WTI Crude Futures	81	April 2026	4,860,000	127,373

Sold Contracts
Bloomberg Commodity Index Futures	4,025	December 2025	43,188,250	(1,436,996)
LME Lead Futures	2	November 2025	100,039	(2,571)
LME Nickel Futures	2	November 2025	180,746	(992)
LME Primary Aluminum Futures	17	November 2025	1,223,375	(59,281)
LME Zinc Futures	3	November 2025	234,374	(11,521)

				$14,911,280

12 AB All Market Real Return Portfolio	ABFunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America NA	AUD	4,242	USD	2,762	11/07/2025	$(13,603)
Bank of America NA	USD	706	NZD	1,209	11/07/2025	(13,770)
Bank of America NA	COP	8,226,081	USD	2,091	11/13/2025	(40,995)
Bank of America NA	USD	450	PEN	1,520	11/13/2025	1,016
Bank of America NA	CAD	6,656	USD	4,823	11/14/2025	75,235
Bank of America NA	SEK	157,203	USD	16,890	11/20/2025	326,212
Bank of America NA	USD	14,151	SEK	133,088	11/20/2025	(128,978)
Bank of America NA	EUR	993	USD	1,161	11/21/2025	15,177
Bank of America NA	USD	11,436	EUR	9,711	11/21/2025	(231,743)
Bank of America NA	USD	938	INR	83,443	11/21/2025	930
Bank of America NA	USD	8,289	TWD	245,844	11/21/2025	(301,320)
Bank of America NA	GBP	1,786	USD	2,441	12/05/2025	94,789
Bank of America NA	USD	7,605	GBP	5,564	12/05/2025	(295,301)
Bank of America NA	USD	12,833	KRW	17,929,269	01/09/2026	(250,777)
Barclays Capital, Inc.	BRL	55,345	USD	10,279	11/04/2025	(8,311)
Barclays Capital, Inc.	USD	10,264	BRL	55,345	11/04/2025	23,732
Barclays Capital, Inc.	AUD	4,923	USD	3,222	11/07/2025	872
Barclays Capital, Inc.	USD	7,227	CAD	9,991	11/14/2025	(99,644)
Barclays Capital, Inc.	EUR	12,662	USD	14,884	11/21/2025	275,024
Barclays Capital, Inc.	MYR	3,586	USD	856	11/21/2025	(493)
Barclays Capital, Inc.	USD	4,432	TWD	132,912	11/21/2025	(113,302)
Barclays Capital, Inc.	ZAR	97,983	USD	5,662	12/19/2025	27,909
Barclays Capital, Inc.	KRW	5,204,025	USD	3,660	01/09/2026	7,751
Barclays Capital, Inc.	CNH	100,011	USD	14,086	01/16/2026	(23,295)
Citibank NA	USD	1,099	COP	4,255,098	11/13/2025	3,625
Citibank NA	CAD	874	USD	636	11/14/2025	12,315
Citibank NA	CZK	21,921	USD	1,056	11/19/2025	17,179
Citibank NA	INR	139,151	USD	1,585	11/21/2025	18,729
Citibank NA	USD	3,098	INR	272,607	11/21/2025	(30,012)
Deutsche Bank AG	USD	1,170	NZD	2,046	11/07/2025	552
Deutsche Bank AG	CLP	500,374	USD	519	11/13/2025	(11,502)
Deutsche Bank AG	COP	7,735,026	USD	1,994	11/13/2025	(10,708)
Deutsche Bank AG	USD	2,511	COP	9,718,651	11/13/2025	7,631
Deutsche Bank AG	USD	1,706	PEN	5,869	11/13/2025	36,246
Deutsche Bank AG	USD	429	INR	38,132	11/21/2025	615
Deutsche Bank AG	USD	1,783	TWD	53,947	11/21/2025	(30,275)
Deutsche Bank AG	GBP	415	USD	554	12/05/2025	9,174
Deutsche Bank AG	ZAR	20,851	USD	1,193	12/19/2025	(5,604)
Deutsche Bank AG	USD	411	KRW	587,382	01/09/2026	1,628
Deutsche Bank AG	USD	1,138	CNH	8,072	01/16/2026	1,034
Deutsche Bank AG	USD	1,177	CNH	8,341	01/16/2026	(735)
Deutsche Bank AG	IDR	8,737,769	USD	525	01/23/2026	1,047
Goldman Sachs Bank USA	BRL	6,647	USD	1,227	11/04/2025	(8,419)
Goldman Sachs Bank USA	USD	1,235	BRL	6,647	11/04/2025	998
Goldman Sachs Bank USA	AUD	5,729	USD	3,729	11/07/2025	(19,470)
Goldman Sachs Bank USA	NZD	40,483	USD	24,059	11/07/2025	889,007
Goldman Sachs Bank USA	USD	4,467	AUD	6,924	11/07/2025	63,237
Goldman Sachs Bank USA	USD	4,482	AUD	6,833	11/07/2025	(11,255)
Goldman Sachs Bank USA	USD	4,457	NZD	7,753	11/07/2025	(20,650)
Goldman Sachs Bank USA	USD	389	COP	1,517,278	11/13/2025	3,732

ABFunds.com	AB All Market Real Return Portfolio 13

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Goldman Sachs Bank USA	USD	741	C AD	1,024	11/14/2025	$(10,113)
Goldman Sachs Bank USA	CZK	43,804	USD	2,119	11/19/2025	43,710
Goldman Sachs Bank USA	USD	14,346	HUF	4,774,250	11/19/2025	(169,803)
Goldman Sachs Bank USA	SEK	66,617	USD	7,204	11/20/2025	185,543
Goldman Sachs Bank USA	USD	14,788	NOK	146,000	11/20/2025	(374,902)
Goldman Sachs Bank USA	USD	20,067	SEK	188,918	11/20/2025	(162,377)
Goldman Sachs Bank USA	MYR	26,342	USD	6,253	11/21/2025	(40,202)
Goldman Sachs Bank USA	USD	6,155	CHF	4,854	11/21/2025	(110,987)
Goldman Sachs Bank USA	GBP	2,071	USD	2,779	12/05/2025	57,917
Goldman Sachs Bank USA	USD	2,002	MXN	37,190	12/22/2025	(10,634)
Goldman Sachs Bank USA	USD	1,579	KRW	2,231,970	01/09/2026	(12,316)
Goldman Sachs Bank USA	JPY	212,454	USD	1,407	01/23/2026	17,590
Goldman Sachs Bank USA	USD	371	IDR	6,186,917	01/23/2026	(51)
Goldman Sachs Bank USA	USD	2,299	JPY	348,389	01/23/2026	(19,988)
HSBC Bank USA	BRL	17,023	USD	3,169	11/04/2025	5,273
HSBC Bank USA	USD	3,162	BRL	17,023	11/04/2025	2,556
HSBC Bank USA	USD	7,479	NZD	12,612	11/07/2025	(260,610)
HSBC Bank USA	COP	7,264,946	USD	1,879	11/13/2025	(3,452)
HSBC Bank USA	USD	3,634	CLP	3,456,246	11/13/2025	33,087
HSBC Bank USA	CAD	2,561	USD	1,839	11/14/2025	11,741
HSBC Bank USA	CAD	9,296	USD	6,626	11/14/2025	(5,522)
HSBC Bank USA	CZK	17,974	USD	858	11/19/2025	6,144
HSBC Bank USA	HUF	2,403,853	USD	7,087	11/19/2025	(50,883)
HSBC Bank USA	USD	7,120	PLN	26,149	11/19/2025	(39,598)
HSBC Bank USA	TWD	115,030	USD	3,749	11/21/2025	11,526
HSBC Bank USA	GBP	2,499	USD	3,335	12/05/2025	52,068
JPMorgan Chase Bank	USD	3,430	AUD	5,145	11/07/2025	(63,672)
JPMorgan Chase Bank	USD	602	NZD	1,044	11/07/2025	(4,719)
JPMorgan Chase Bank	CAD	3,851	USD	2,801	11/14/2025	53,334
JPMorgan Chase Bank	CAD	997	USD	711	11/14/2025	(394)
JPMorgan Chase Bank	NOK	20,343	USD	2,034	11/20/2025	26,088
JPMorgan Chase Bank	USD	5,643	NOK	55,976	11/20/2025	(116,345)
JPMorgan Chase Bank	USD	1,144	SEK	10,716	11/20/2025	(15,082)
JPMorgan Chase Bank	EUR	3,913	USD	4,566	11/21/2025	51,243
JPMorgan Chase Bank	USD	499	TWD	15,211	11/21/2025	(4,793)
JPMorgan Chase Bank	USD	1,808	GBP	1,347	12/05/2025	(37,989)
JPMorgan Chase Bank	JPY	135,935	USD	889	01/23/2026	(107)
Morgan Stanley Capital Services, Inc.	BRL	31,675	USD	5,928	11/04/2025	40,716
Morgan Stanley Capital Services, Inc.	USD	5,883	BRL	31,675	11/04/2025	4,757
Morgan Stanley Capital Services, Inc.	AUD	6,515	USD	4,218	11/07/2025	(45,001)
Morgan Stanley Capital Services, Inc.	CLP	9,884,579	USD	10,370	11/13/2025	(117,525)
Morgan Stanley Capital Services, Inc.	CAD	1,804	USD	1,313	11/14/2025	25,906
Morgan Stanley Capital Services, Inc.	CAD	5,459	USD	3,892	11/14/2025	(1,906)
Morgan Stanley Capital Services, Inc.	USD	752	CZK	15,541	11/19/2025	(15,477)

14 AB All Market Real Return Portfolio	ABFunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, Inc.	NOK	66,303	USD	6,625	11/20/2025	$79,103
Morgan Stanley Capital Services, Inc.	SEK	5,095	USD	540	11/20/2025	2,987
Morgan Stanley Capital Services, Inc.	USD	1,215	NOK	12,129	11/20/2025	(16,703)
Morgan Stanley Capital Services, Inc.	USD	7,362	SEK	69,166	11/20/2025	(74,642)
Morgan Stanley Capital Services, Inc.	CHF	602	USD	752	11/21/2025	2,658
Morgan Stanley Capital Services, Inc.	EUR	12,828	USD	14,970	11/21/2025	168,464
Morgan Stanley Capital Services, Inc.	MYR	1,538	USD	365	11/21/2025	(2,695)
Morgan Stanley Capital Services, Inc.	USD	14,939	EUR	12,662	11/21/2025	(330,422)
Morgan Stanley Capital Services, Inc.	USD	912	INR	81,221	11/21/2025	2,155
Morgan Stanley Capital Services, Inc.	USD	5,889	BRL	31,675	12/02/2025	(43,737)
Morgan Stanley Capital Services, Inc.	USD	3,032	GBP	2,312	12/05/2025	5,862
Morgan Stanley Capital Services, Inc.	CNH	39,642	USD	5,586	01/16/2026	(6,609)
Morgan Stanley Capital Services, Inc.	PHP	251,240	USD	4,297	01/16/2026	20,832
Morgan Stanley Capital Services, Inc.	USD	950	IDR	15,839,955	01/23/2026	131
Standard Chartered Bank	USD	1,063	GBP	787	12/05/2025	(29,057)
State Street Bank & Trust Co.	AUD	1,345	USD	888	11/07/2025	8,789
State Street Bank & Trust Co.	AUD	1,260	USD	819	11/07/2025	(5,718)
State Street Bank & Trust Co.	NZD	484	USD	287	11/07/2025	10,275
State Street Bank & Trust Co.	USD	1,690	AUD	2,606	11/07/2025	14,904
State Street Bank & Trust Co.	USD	768	AUD	1,171	11/07/2025	(1,461)
State Street Bank & Trust Co.	USD	1,025	NZD	1,726	11/07/2025	(36,671)
State Street Bank & Trust Co.	THB	452,156	USD	14,286	11/13/2025	292,771
State Street Bank & Trust Co.	THB	12,708	USD	392	11/13/2025	(984)
State Street Bank & Trust Co.	USD	3,708	THB	120,398	11/13/2025	18,135
State Street Bank & Trust Co.	CAD	821	USD	587	11/14/2025	1,497
State Street Bank & Trust Co.	USD	1,819	CAD	2,532	11/14/2025	(13,457)
State Street Bank & Trust Co.	PLN	1,370	USD	376	11/19/2025	5,366
State Street Bank & Trust Co.	USD	414	CZK	8,714	11/19/2025	(1,459)
State Street Bank & Trust Co.	DKK	3,120	USD	490	11/20/2025	7,437
State Street Bank & Trust Co.	NOK	857	USD	85	11/20/2025	889
State Street Bank & Trust Co.	USD	934	DKK	6,018	11/20/2025	(4,471)
State Street Bank & Trust Co.	USD	961	NOK	9,674	11/20/2025	(5,620)
State Street Bank & Trust Co.	USD	361	SEK	3,376	11/20/2025	(5,375)
State Street Bank & Trust Co.	CHF	2,463	USD	3,109	11/21/2025	43,142
State Street Bank & Trust Co.	EUR	2,375	USD	2,778	11/21/2025	38,675
State Street Bank & Trust Co.	USD	2,052	EUR	1,746	11/21/2025	(37,732)
State Street Bank & Trust Co.	GBP	181	USD	242	12/05/2025	4,025
State Street Bank & Trust Co.	SGD	1,019	USD	803	12/18/2025	17,298

ABFunds.com	AB All Market Real Return Portfolio 15

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
State Street Bank & Trust Co.	ZAR	6,172	USD	355	12/19/2025	$20
State Street Bank & Trust Co.	USD	408	CNH	2,882	01/16/2026	(1,453)
State Street Bank & Trust Co.	JPY	126,329	USD	838	01/23/2026	11,828
UBS	NZD	1,046	USD	598	11/07/2025	(338)
UBS	USD	7,532	AUD	11,334	11/07/2025	(116,335)
UBS	USD	1,196	NZD	2,032	11/07/2025	(33,334)
UBS	USD	3,155	PEN	10,970	11/13/2025	102,318
UBS	CAD	2,705	USD	1,945	11/14/2025	15,524
UBS	PLN	50,629	USD	13,987	11/19/2025	279,285
UBS	SEK	39,284	USD	4,224	11/20/2025	84,912
UBS	CHF	14,406	USD	18,288	11/21/2025	351,111
UBS	USD	1,233	CHF	970	11/21/2025	(24,964)
UBS	USD	1,127	EUR	967	11/21/2025	(11,555)
UBS	USD	1,202	MXN	22,218	12/22/2025	(12,178)

						$(46,592)

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	42,000	11/14/2026	CPI#	2.630%	Maturity	$(230,155)	$	– 0	–	$(230,155)
USD	42,000	11/14/2034	2.584%	CPI#	Maturity	(213,587)		– 0	–	(213,587)

						$(443,742)	$	– 0	–	$(443,742)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
Goldman Sachs International	USD	110,190	04/25/2030	1.900%	CPI	#	Maturity	$3,173,168	$	– 0	–	$3,173,168
Goldman Sachs International	USD	46,980	03/16/2031	2.289%	CPI	#	Maturity	334,601		– 0	–	334,601

								$3,507,769	$	– 0	–	$3,507,769

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

16 AB All Market Real Return Portfolio	ABFunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation (Depreciation)
Receive Total Return on Reference Obligation
Bank of America NA
MLABGLIN(1)	SOFR plus 0.47%	Quarterly	USD	30,151	04/15/2026	$(770,622)
Citibank NA
Bloomberg Commodity Index	0.09%	Maturity	USD	40,729	12/15/2025	863,138
Pay Total Return on Reference Obligation
UBS AG
FTSE EPRA/NAREIT Developed Real Estate Index	OBFR plus 0.85%	Quarterly	USD	26,945	01/15/2026	361,813
FTSE EPRA/NAREIT Developed Real Estate Index	OBFR plus 0.51%	Quarterly	USD	17,001	01/15/2026	225,519
FTSE EPRA/NAREIT Developed Real Estate Index	OBFR plus 0.85%	Quarterly	USD	15,396	01/15/2026	206,738
FTSE EPRA/NAREIT Developed Real Estate Index	OBFR plus 0.40%	Quarterly	USD	17,390	04/15/2026	229,778
FTSE EPRA/NAREIT Developed Real Estate Index	OBFR plus 0.47%	Quarterly	USD	21,212	06/15/2026	(188,672)
FTSE EPRA/NAREIT Developed Real Estate Index	OBFR plus 0.53%	Quarterly	USD	64,883	11/16/2026	844,722

						$1,772,414

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Fair valued by the Adviser.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value			Percentage of Net Assets
Gazprom PJSC	09/28/2021 - 01/11/2022	$3,987,580	$	– 0	–	0.00%
LUKOIL PJSC	01/07/2021 - 01/11/2022	1,631,127		– 0	–	0.00%

(f)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2025, the aggregate market value of these securities amounted to $246,558 or 0.0% of net assets.

(g)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(h)	Affiliated investments.

(i)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviation:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNH – Chinese Yuan Renminbi (Offshore)

COP – Colombian Peso

CZK – Czech Koruna

DKK – Danish Krone

ABFunds.com	AB All Market Real Return Portfolio 17

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

EUR – Euro

GBP – Great British Pound

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

CBT – Chicago Board of Trade

CVR – Contingent Value Right

EPRA – European Public Real Estate Association

ETF – Exchange Traded Fund

FTSE – Financial Times Stock Exchange

KC HRW – Kansas City Hard Red Winter

LME – London Metal Exchange

MSCI – Morgan Stanley Capital International

NAREIT – National Association of Real Estate Investment Trusts

OBFR – Overnight Bank Funding Rate

OMXS – Stockholm Stock Exchange

PJSC – Public Joint Stock Company

RBOB – Reformulated Gasoline Blend-Stock for Oxygen Blending (Unleaded Gas)

REG – Registered Shares

REIT – Real Estate Investment Trust

SOFR – Secured Overnight Financing Rate

SPI – Share Price Index

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

ULSD – Ultra-Low Sulfur Diesel

WTI – West Texas Intermediate

(1)	The following table represents the 50 largest equity basket holdings underlying the total return swap in MLABGLIN as of October 31, 2025.

Security Description	Shares	Current Notional	Percent of Basket’s Value
Enbridge, Inc.	44,899	USD 2,095,704	6.9%
American Tower Corp.	9,223	1,650,778	5.5%
Vinci SA	11,910	1,593,287	5.3%
National Grid PLC	1,004	1,504,384	5.0%
Williams Cos., Inc. (The)	19,675	1,138,584	3.8%
TC Energy Corp.	21,380	1,073,928	3.6%
Energy Transfer LP	52,442	882,601	2.9%
Kinder Morgan, Inc.	33,348	873,374	2.9%
Cheniere Energy, Inc.	3,986	845,102	2.8%
ONEOK, Inc.	12,178	815,896	2.7%
Sempra	8,474	779,063	2.6%
Crown Castle, Inc.	7,899	712,683	2.4%
Enterprise Products Partners LP	23,649	728,144	2.4%
Exelon Corp.	15,013	692,402	2.3%
Targa Resources Corp.	3,886	598,598	2.0%
Transurban Group	63,165	598,766	2.0%
Consolidated Edison, Inc.	5,900	574,716	1.9%
Ferrovial SE	9,051	555,778	1.8%

18 AB All Market Real Return Portfolio	ABFunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Security Description	Shares	Current Notional	Percent of Basket’s Value
Fortis, Inc./Canada	10,121	USD 509,232	1.7%
Cellnex Telecom SA	15,816	493,415	1.6%
PG&E Corp.	30,459	486,124	1.6%
Pembina Pipeline Corp.	12,286	465,249	1.5%
Aena SME SA	15,411	418,893	1.4%
American Water Works Co., Inc.	3,382	434,310	1.4%
Atmos Energy Corp.	2,240	384,631	1.3%
Eversource Energy	5,109	377,116	1.3%
SBA Communications Corp.	2,087	399,700	1.3%
CenterPoint Energy, Inc.	9,756	373,051	1.2%
Edison International	5,806	321,533	1.1%
MPLX LP	6,039	306,556	1.0%
NiSource, Inc.	7,032	296,111	1.0%
Terna – Rete Elettrica Naziona	29,642	304,014	1.0%
Snam SpA	42,564	262,735	0.9%
Hydro One Ltd.	6,642	245,211	0.8%
Tokyo Gas Co., Ltd.	7,238	253,796	0.8%
Cia de Saneamento Basico do Estado de Sao Paulo SABESP	8,718	213,941	0.7%
Grupo Aeroportuario del Pacifico SAB de CV	982	204,523	0.7%
Hong Kong & China Gas Co., Ltd.	213,066	198,202	0.7%
Severn Trent PLC	57	208,338	0.7%
United Utilities Group PLC	142	223,390	0.7%
Auckland International Airport Ltd.	35,929	167,069	0.6%
DT Midstream, Inc.	1,563	171,145	0.6%
Redeia Corporacion SA	10,129	182,496	0.6%
APA Group	25,534	153,449	0.5%
Brookfield Infrastructure Partners Corp.	4,851	165,748	0.5%
China Tower Corp., Ltd.	100,608	145,368	0.5%
Essential Utilities, Inc.	3,865	150,847	0.5%
Keyera Corp.	5,257	155,493	0.5%
Plains All American Pipeline LP	8,292	136,409	0.5%
Aeroports de Paris SA	774	106,191	0.4%
Other Long	934,376	33,679,250	11.6%

See notes to consolidated financial statements.

ABFunds.com	AB All Market Real Return Portfolio 19

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

October 31, 2025

Assets
Investments in securities, at value
Unaffiliated issuers (cost $472,368,944)	$566,124,539	(a)
Affiliated issuers (cost $127,388,960—including investment of cash collateral for securities loaned of $4,626,927)	127,388,960
Cash	1,627,538
Cash collateral due from broker	20,096,023
Foreign currencies, at value (cost $1,965,684)	1,932,839
Unrealized appreciation on forward currency exchange contracts	4,134,988
Unrealized appreciation on inflation swaps	3,507,769
Unrealized appreciation on total return swaps	2,731,708
Unaffiliated dividends receivable	893,814
Affiliated dividends receivable	267,873
Receivable for capital stock sold	207,020
Receivable for variation margin on futures	140,665
Receivable for investment securities sold and foreign currency transactions	108,676
Receivable for variation margin on centrally cleared swaps	40,131
Receivable due from Adviser	19,049

Total assets	729,221,592

Liabilities
Cash collateral due to broker	5,080,000
Payable for collateral received on securities loaned	4,626,927
Unrealized depreciation on forward currency exchange contracts	4,181,580
Unrealized depreciation on total return swaps	959,294
Advisory fee payable	453,219
Payable for capital stock redeemed	357,274
Distribution fee payable	127,801
Administrative fee payable	53,797
Transfer Agent fee payable	8,025
Directors’ fees payable	1,960
Accrued expenses	220,825

Total liabilities	16,070,702

Net Assets	$713,150,890

Composition of Net Assets
Capital stock, at par	$68,819
Additional paid-in capital	790,237,818
Accumulated loss	(77,155,747)

Net Assets	$713,150,890

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$2,930,420	275,415	$10.64	*

C	$48,838	4,445	$10.99

Advisor	$10,591,263	998,857	$10.60

1	$600,401,519	58,056,106	$10.34

Z	$99,178,850	9,484,494	$10.46

(a)	Includes securities on loan with a value of $19,691,035 (see Note E).

*	The maximum offering price per share for Class A shares was $11.11 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

20 AB All Market Real Return Portfolio	ABFunds.com

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended October 31, 2025

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $616,221)	$14,524,670
Affiliated issuers	5,284,352
Interest	770,897
Securities lending income, net	80,554
Other income(a)	7,564	$20,668,037

Expenses
Advisory fee (see Note B)	5,061,270
Distribution fee—Class A	7,277
Distribution fee—Class C	451
Distribution fee—Class 1	1,393,722
Transfer agency—Class A	2,097
Transfer agency—Class C	38
Transfer agency—Advisor Class	8,199
Transfer agency—Class 1	90,308
Transfer agency—Class Z	27,017
Custody and accounting	241,408
Audit and tax	162,490
Administrative	102,949
Registration fees	82,515
Legal	69,740
Printing	34,384
Directors’ fees	23,798
Miscellaneous	78,153

Total expenses	7,385,816
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(249,233)

Net expenses		7,136,583

Net investment income		13,531,454

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		25,039,143
Forward currency exchange contracts		1,410,661
Futures		15,137,819
Swaps		3,453,755
Foreign currency transactions		(260,905)
Net change in unrealized appreciation (depreciation) of:
Investments		29,920,573
Forward currency exchange contracts		(1,204,469)
Futures		15,490,005
Swaps		(3,024,683)
Foreign currency denominated assets and liabilities		35,164

Net gain on investment and foreign currency transactions		85,997,063

Contributions from Affiliates (see Note B)		12,397

Net Increase in Net Assets from Operations		$99,540,914

(a)	Other income includes a non-recurring reimbursement for overpayment of prior years’ omnibus account services, sub-accounting services and related transfer agency expenses (see Note B).

See notes to consolidated financial statements.

ABFunds.com	AB All Market Real Return Portfolio 21

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2025		Year Ended October 31, 2024
Increase in Net Assets from Operations
Net investment income	$13,531,454		$17,654,767
Net realized gain on investment and foreign currency transactions	44,780,473		20,879,532
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	41,216,590		78,805,021
Contributions from Affiliates (see Note B)	12,397		1,183

Net increase in net assets from operations	99,540,914		117,340,503
Distributions to Shareholders
Class A	(65,072)		(107,810)
Class C	– 0	–	(7,769)
Advisor Class	(276,887)		(891,686)
Class R	– 0	–	(2,408)
Class K	– 0	–	(25,534)
Class I	– 0	–	(348,776)
Class 1	(12,556,163)		(22,465,107)
Class Z	(3,078,460)		(7,372,835)
Capital Stock Transactions
Net decrease	(66,360,705)		(172,410,180)

Total increase (decrease)	17,203,627		(86,291,602)
Net Assets
Beginning of period	695,947,263		782,238,865

End of period	$713,150,890		$695,947,263

See notes to consolidated financial statements.

22 AB All Market Real Return Portfolio	ABFunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

October 31, 2025

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of six portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All Market Real Return Portfolio (the “Fund”), a diversified portfolio. As part of the Fund’s investment strategy, the Fund seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of October 31, 2025, consolidated net assets of the Fund were $713,150,890, of which $123,848,833, or 17%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Fund offers Class A, Class C, Advisor Class, Class 1 and Class Z shares. Class B, Class R, Class K, Class I, Class 2 and Class T shares have been authorized but currently are not offered. Effective May 20, 2024, Class R and Class K were liquidated. Effective August 30, 2024, Class I shares of the Fund were liquidated. Effective December 1, 2023, Class 2 shares of the Fund were liquidated. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Advisor Class, Class I, and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles

ABFunds.com	AB All Market Real Return Portfolio 23

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

(“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness

24 AB All Market Real Return Portfolio	ABFunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level

ABFunds.com	AB All Market Real Return Portfolio 25

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2025:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Real Estate	$200,897,660		$94,581,609		$	– 0	–	$295,479,269
Information Technology	44,850,856		2,310,688			– 0	–	47,161,544
Materials	23,585,167		21,115,268			0	(a)	44,700,435
Energy	22,819,500		19,889,008			0	(a)	42,708,508
Industrials	16,393,623		18,792,448			– 0	–	35,186,071
Financials	12,900,611		12,674,265			– 0	–	25,574,876
Health Care	16,360,178		3,374,366			– 0	–	19,734,544
Consumer Discretionary	13,938,782		2,541,907			– 0	–	16,480,689
Utilities	10,172,999		3,639,819			– 0	–	13,812,818
Communication Services	11,360,668		1,287,657			– 0	–	12,648,325
Consumer Staples	2,390,046		2,176,961			– 0	–	4,567,007
Investment Companies	8,067,117		– 0	–		– 0	–	8,067,117
Rights	– 0	–	– 0	–		3,336		3,336
Warrants	– 0	–	– 0	–		0	(a)	– 0	–
Short-Term Investments	122,762,033		– 0	–		– 0	–	122,762,033
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	4,626,927		– 0	–		– 0	–	4,626,927

Total Investments in Securities	511,126,167		182,383,996			3,336	(a)	693,513,499
Other Financial Instruments(b):
Assets:
Futures	18,220,716		– 0	–		– 0	–	18,220,716	(c)
Forward Currency Exchange Contracts	– 0	–	4,134,988			– 0	–	4,134,988
Inflation (CPI) Swaps	– 0	–	3,507,769			– 0	–	3,507,769
Total Return Swaps	– 0	–	2,731,708			– 0	–	2,731,708
Liabilities:
Futures	(3,309,436)		– 0	–		– 0	–	(3,309,436	)(c)
Forward Currency Exchange Contracts	– 0	–	(4,181,580)			– 0	–	(4,181,580)
Centrally Cleared Inflation (CPI) Swaps	– 0	–	(443,742)			– 0	–	(443,742	)(c)
Total Return Swaps	– 0	–	(959,294)			– 0	–	(959,294)

Total	$526,037,447		$187,173,845			$3,336	(a)	$713,214,628

(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(c)

Only variation margin receivable (payable) at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

(the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

9. Segment Information

The Fund represents a single operating segment. An operating segment is defined in U.S. GAAP as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President is the CODM. The CODM monitors the operating

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

results of the Fund as a whole and the pre-determined Fund’s long term investment strategy, which is executed by the portfolio management group. The qualitative and quantitative information contained within the Consolidated financial statements is used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions. Segment assets are reflected on the Consolidated statement of assets and liabilities and segment expenses are listed on the Consolidated statement of operations.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the Fund’s average daily net assets. The Adviser agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB mutual Funds in which the Fund may invest) on an annual basis (the “Expense Caps”) to 1.30%, 2.05%, 1.05%, 1.30% and 1.05% of daily average net assets for Class A, Class C, Advisor Class, Class 1 and Class Z shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2026. For the year ended October 31, 2025, such reimbursement amounted to $0.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2025, the reimbursement for such services amounted to $102,949.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $83,293 for the year ended October 31, 2025.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $120 from the sale of Class A shares and received $-0- and $2 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2025.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

During the year ended October 31, 2025, the Adviser reimbursed the Fund $7,564 for overpayment of prior years’ omnibus account services, sub-accounting services and related transfer agency expenses.

The Fund may invest in AB Government Money Market Portfolio which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of AB Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of AB Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in AB Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of AB Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2025, such waiver amounted to $244,788.

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2025 is as follows:

Fund	Market Value 10/31/24 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/25 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$166,038	$371,892	$415,168	$122,762	$5,284
AB Government Money Market Portfolio*	4,823	65,247	65,443	4,627	22

Total				$127,389	$5,306

*	Investments of cash collateral for securities lending transactions (see Note E).

During the year ended October 31, 2025 and the year ended October 31, 2024, the Adviser reimbursed the Fund $12,397 and $1,183, respectively, for trading losses incurred due to a trade entry error.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the 1940 Act. Under the Agreement, the Fund pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”) at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, .25% of the Fund’s average daily net assets attributable to Class K shares and .25% of the Fund’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, Class 2 and Class Z shares. Payments under the Plan in

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $160,865 and $1,959,018 for Class C and Class 1 shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, and the share class is active, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2025 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$531,310,493		$528,956,869
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$957,359,375

Gross unrealized appreciation	$139,324,326
Gross unrealized depreciation	(387,117,977)

Net unrealized depreciation	$(247,793,651)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the exchange on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2025, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2025, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps for investment purposes or to hedge its exposure to interest rates, credit risk, equity markets, currencies or inflation. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices, rates or indexes for a specified amount of an underlying asset or inflation. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates, inflation or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

gain (loss) on swaps on the consolidated statement of operations, in addition to any realized gain (loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain (loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation (depreciation) of swaps on the consolidated statement of operations.

Certain standardized swaps, including certain interest rate, inflation and credit default swaps, are subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the clearinghouse on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended October 31, 2025, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2025, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

During the year ended October 31, 2025, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable for variation margin on futures	$2,014,316	*	Payable for variation margin on futures	$6,900	*

Commodity contracts	Receivable for variation margin on futures	16,206,400	*	Payable for variation margin on futures	3,302,536	*

Interest rate contracts				Payable for variation margin on centrally cleared swaps	443,742	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	4,134,988		Unrealized depreciation on forward currency exchange contracts	4,181,580

Interest rate contracts	Unrealized appreciation on inflation swaps	3,507,769

Commodity contracts	Unrealized appreciation on total return swaps	863,138

Equity contracts	Unrealized appreciation on total return swaps	1,868,570		Unrealized depreciation on total return swaps	959,294

Total		$28,595,181			$8,894,052

*

Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$7,622,266		$2,839,599

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	7,515,553		12,650,406

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	1,410,661		(1,204,469)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	– 0	–	(720,417)

Commodity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	198,026		290,938

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	3,255,729		(2,595,204)

Total		$20,002,235		$11,260,853

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2025:

Futures:
Average notional amount of buy contracts	$256,655,702
Average notional amount of sale contracts	$50,836,626
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$253,123,402
Average principal amount of sale contracts	$278,150,168
Inflation Swaps:
Average notional amount	$157,170,000
Centrally Cleared Inflation Swaps:
Average notional amount	$84,000,000
Total Return Swaps:
Average notional amount	$204,128,060

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2025. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

AB All Market Real Return Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Bank of America NA	$513,359	$(513,359)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Capital, Inc.	335,288	(221,750)	– 0	–	– 0	–	113,538
Citibank NA	51,848	(30,012)	– 0	–	– 0	–	21,836
Deutsche Bank AG	57,927	(57,927)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	4,769,503	(971,167)	(3,420,000)	– 0	–	378,336
HSBC Bank USA	122,395	(122,395)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank	130,665	(130,665)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services, Inc.	353,571	(353,571)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	475,051	(114,401)	– 0	–	– 0	–	360,650
UBS/UBS AG	2,701,720	(387,376)	(1,600,000)	– 0	–	714,344

Total	$9,511,327	$(2,902,623)	$(5,020,000)	$	– 0	–	$1,588,704	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America NA	$2,047,109	$(513,359)	$(1,010,000)	$	– 0	–	$523,750
Barclays Capital, Inc.	221,750	(221,750)	– 0	–	– 0	–	– 0	–
Citibank NA	30,012	(30,012)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	58,824	(57,927)	– 0	–	– 0	–	897
Goldman Sachs Bank USA/Goldman Sachs International	971,167	(971,167)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	360,065	(122,395)	– 0	–	– 0	–	237,670
JPMorgan Chase Bank	243,101	(130,665)	(112,436)	– 0	–	– 0	–
Morgan Stanley Capital Services, Inc.	654,717	(353,571)	– 0	–	– 0	–	301,146
Standard Chartered Bank	29,057	– 0	–	– 0	–	– 0	–	29,057
State Street Bank & Trust Co.	114,401	(114,401)	– 0	–	– 0	–	– 0	–
UBS/UBS AG	387,376	(387,376)	– 0	–	– 0	–	– 0	–

Total	$5,117,579	$(2,902,623)	$(1,122,436)	$	– 0	–	$1,092,520	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

ABFunds.com	AB All Market Real Return Portfolio 39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AllianceBernstein Cayman Inflation Strategy, Ltd.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Citibank NA	$863,138	$	– 0	–	$	– 0	–	$	– 0	–	$863,138

Total	$863,138	$	– 0	–	$	– 0	–	$	– 0	–	$863,138	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Barclays Capital, Inc.	$23,295	$	– 0	–	$	– 0	–	$	– 0	–	$23,295

Total	$23,295	$	– 0	–	$	– 0	–	$	– 0	–	$23,295	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If the Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by

40 AB All Market Real Return Portfolio	ABFunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the consolidated statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and AB Government Money Market Portfolio are reflected in the consolidated statement of operations. When the Fund earns net securities lending income from AB Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in AB Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of AB Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended October 31, 2025 is as follows:

				AB Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$19,691,035	$4,626,927	$16,020,264	$58,401	$22,153	$4,445

*	As of October 31, 2025.

ABFunds.com	AB All Market Real Return Portfolio 41

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended October 31, 2025		Year Ended October 31, 2024	Year Ended October 31, 2025			Year Ended October 31, 2024

Class A
Shares sold	47,541		12,451		$461,089		$111,857

Shares issued in reinvestment of dividends	6,288		11,479		58,666		97,344

Shares converted from Class C	7		22,537		65		200,236

Shares redeemed	(114,844)		(380,798)		(1,094,281)		(3,340,741)

Net decrease	(61,008)		(334,331)		$(574,461)		$(2,931,304)

Class C
Shares sold	632		85		$6,170		$780

Shares issued in reinvestment of dividends	– 0	–	694		– 0	–	6,047

Shares converted to Class A	(7)		(22,032)		(65)		(200,236)

Shares redeemed	(1,892)		(10,066)		(18,371)		(90,724)

Net decrease	(1,267)		(31,319)		$(12,266)		$(284,133)

Advisor Class
Shares sold	105,387		307,241		$999,259		$2,699,889

Shares issued in reinvestment of dividends	21,542		90,701		199,913		764,605

Shares redeemed	(397,573)		(1,770,041)		(3,878,970)		(15,706,280)

Net decrease	(270,644)		(1,372,099)		$(2,679,798)		$(12,241,786)

Class R
Shares sold	– 0	–	375	$	– 0	–	$3,286

Shares issued in reinvestment of dividends and distributions	– 0	–	283		– 0	–	2,408

Shares redeemed	– 0	–	(8,875)		– 0	–	(80,667)

Net increase (decrease)	– 0	–	(8,217)	$	– 0	–	$(74,973)

42 AB All Market Real Return Portfolio	ABFunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

	Shares			Amount
	Year Ended October 31, 2025		Year Ended October 31, 2024	Year Ended October 31, 2025			Year Ended October 31, 2024

Class K
Shares sold	– 0	–	5,871	$	– 0	–	$50,243

Shares issued in reinvestment of dividends	– 0	–	3,058		– 0	–	25,533

Shares redeemed	– 0	–	(93,033)		– 0	–	(815,671)

Net increase (decrease)	– 0	–	(84,104)	$	– 0	–	$(739,895)

Class I
Shares sold	– 0	–	44,013	$	– 0	–	$376,472

Shares issued in reinvestment of dividends	– 0	–	41,920		– 0	–	348,776

Shares redeemed	– 0	–	(1,136,558)		– 0	–	(9,842,986)

Net increase (decrease)	– 0	–	(1,050,625)	$	– 0	–	$(9,117,738)

Class 1
Shares sold	5,334,798		7,146,929		$49,484,125		$60,977,115

Shares issued in reinvestment of dividends	1,010,890		2,043,896		9,168,771		16,862,141

Shares redeemed	(9,319,776)		(18,045,840)		(86,531,331)		(156,154,394)

Net decrease	(2,974,088)		(8,855,015)		$(27,878,435)		$(78,315,138)

Class 2
Shares redeemed	– 0	–	(1,000)	$	– 0	–	$(8,911)

Net increase (decrease)	– 0	–	(1,000)	$	– 0	–	$(8,911)

Class Z
Shares sold	38		99		$374		$849

Shares issued in reinvestment of dividends	336,444		885,094		3,078,459		7,372,835

Shares redeemed	(4,132,660)		(8,894,321)		(38,294,578)		(76,069,986)

Net decrease	(3,796,178)		(8,009,128)		$(35,215,745)		$(68,696,302)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, tariffs and trade disputes, and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

ABFunds.com	AB All Market Real Return Portfolio 43

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.

Commodity Risk—Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Real Estate Risk—The Fund’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

44 AB All Market Real Return Portfolio	ABFunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies, are subject to market and selection risk. In addition, shareholders of the Fund bear both their proportionate share of expenses in the Fund (including management fees) and, indirectly, the expenses of the investment companies in which the Fund invests (to the extent these expenses are not waived or reimbursed by the Adviser).

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently than domestic securities. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns. Emerging market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

ABFunds.com	AB All Market Real Return Portfolio 45

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Subsidiary Risk—By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s Prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short-term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the consolidated statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2025.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2025 and October 31, 2024 were as follows:

	2025	2024
Distributions paid from:
Ordinary income	$15,976,582	$31,221,925

Total distributions paid	$15,976,582	$31,221,925

46 AB All Market Real Return Portfolio	ABFunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

As of October 31, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$43,718,178
Accumulated capital and other losses	(17,160,752	)(a)
Unrealized appreciation (depreciation)	(247,823,192	)(b)

Total accumulated earnings (deficit)	$(221,265,766)

(a)

As of October 31, 2025, the Fund had a net capital loss carryforward of $17,160,752. During the fiscal year, the Fund utilized $22,186,557 of capital loss carry forwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of earnings from the Subsidiary, the tax treatment of swaps, the tax deferral of losses on wash sales, and the tax treatment of partnership investments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2025, the Fund had a net short-term capital loss carryforward of $17,160,752, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to book/tax differences associated with the treatment of earnings from the Subsidiary and contributions from the Adviser resulted in a net increase in accumulated loss and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s consolidated financial statements through this date.

ABFunds.com	AB All Market Real Return Portfolio 47

CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2025	2024	2023	2022	2021

Net asset value, beginning of period	$ 9.39	$ 8.34	$ 9.14	$ 10.81	$ 7.65

Income From Investment Operations

Net investment income(a)(b)	.19	†	.20	.20	.14	.27

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.26	1.14	(.29)	(.86)	3.14

Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	1.45	1.34	(.09)	(.72)	3.41

Less: Dividends

Dividends from net investment income	(.20)	(.29)	(.71)	(.95)	(.25)

Net asset value, end of period	$ 10.64	$ 9.39	$ 8.34	$ 9.14	$ 10.81

Total Return

Total investment return based on net asset value(d)*	15.73	%†	16.46%	(1.37)%	(7.01)%	45.48	%+

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,930	$3,160	$5,592	$6,690	$5,306

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.15%	1.17%	1.18%	1.16%	1.29%

Expenses, before waivers/reimbursements(e)(f)‡	1.19%	1.21%	1.21%	1.18%	1.39%

Net investment income(b)	1.97	%†	2.20%	2.29%	1.46%	2.86%

Portfolio turnover rate	100%	90%	69%	79%	65%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.05%	.04%	.06%	.03%	.03%

See footnote summary on page 53.

48 AB All Market Real Return Portfolio	ABFunds.com

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2025	2024	2023	2022	2021

Net asset value, beginning of period	$ 9.57	$ 8.48	$ 9.31	$ 10.86	$ 7.66

Income From Investment Operations

Net investment income (loss)(a)(b)	.12	†	.13	.14	.07	(.49)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.30	1.18	(.30)	(.89)	3.86

Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	1.42	1.31	(.16)	(.82)	3.37

Less: Dividends

Dividends from net investment income	– 0	–	(.22)	(.67)	(.73)	(.17)

Net asset value, end of period	$ 10.99	$ 9.57	$ 8.48	$ 9.31	$ 10.86

Total Return

Total investment return based on net asset value(d)*	14.84	%†	15.66%	(2.15)%	(7.71)%	44.41%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$49	$55	$314	$574	$199

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.92%	1.95%	1.93%	1.94%	2.04%

Expenses, before waivers/reimbursements(e)(f)‡	1.95%	1.99%	1.97%	1.96%	2.19%

Net investment income (loss)(b)	1.21	%†	1.48%	1.54%	.72%	(5.20)%

Portfolio turnover rate	100%	90%	69%	79%	65%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.05%	.04%	.06%	.03%	.03%

See footnote summary on page 53.

ABFunds.com	AB All Market Real Return Portfolio 49

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2025	2024	2023	2022	2021

Net asset value, beginning of period	$ 9.36	$ 8.33	$ 9.14	$ 10.79	$ 7.63

Income From Investment Operations

Net investment income(a)(b)	0.21	†	.22	.22	.17	.16

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.25	1.15	(.30)	(.87)	3.27

Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	1.46	1.37	(.08)	(.70)	3.43

Less: Dividends

Dividends from net investment income	(.22)	(.34)	(.73)	(.95)	(.27)

Net asset value, end of period	$ 10.60	$ 9.36	$ 8.33	$ 9.14	$ 10.79

Total Return

Total investment return based on net asset value(d)*	15.94	%†	16.91%	(1.25)%	(6.64)%	45.82	%+

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$10,591	$11,879	$22,010	$31,703	$18,096

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.90%	.93%	.93%	.91%	1.04%

Expenses, before waivers/reimbursements(e)(f)‡	.94%	.97%	.96%	.93%	1.17%

Net investment income(b)	2.23	%†	2.45%	2.53%	1.75%	1.60%

Portfolio turnover rate	100%	90%	69%	79%	65%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.05%	.04%	.06%	.03%	.03%

See footnote summary on page 53.

50 AB All Market Real Return Portfolio	ABFunds.com

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Year Ended October 31,
2025	2024	2023	2022	2021

Net asset value, beginning of period	$ 9.14	$ 8.15	$ 8.95	$ 10.61	$ 7.52

Income From Investment Operations

Net investment income(a)(b)	.18	.20	.20	.15	.13

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.23	1.12	(.29)	(.85)	3.23

Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	1.41	1.32	(.09)	(.70)	3.36

Less: Dividends

Dividends from net investment income	(.21)	(.33)	(.71)	(.96)	(.27)

Net asset value, end of period	$ 10.34	$ 9.14	$ 8.15	$ 8.95	$ 10.61

Total Return

Total investment return based on net asset value(d)*	15.73%	16.61%	(1.36)%	(6.85)%	45.63%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$600,402	$558,067	$569,541	$638,229	$678,946

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.10%	1.08%	1.09%	1.08%	1.08%

Expenses, before waivers/reimbursements(e)(f)‡	1.13%	1.12%	1.12%	1.10%	1.10%

Net investment income(b)	1.97%	2.26%	2.38%	1.50%	1.33%

Portfolio turnover rate	100%	90%	69%	79%	65%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.05%	.04%	.06%	.03%	.03%

See footnote summary on page 53.

ABFunds.com	AB All Market Real Return Portfolio 51

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Year Ended October 31,
2025	2024	2023	2022	2021

Net asset value, beginning of period	$ 9.25	$ 8.24	$ 9.04	$ 10.70	$ 7.58

Income From Investment Operations

Net investment income(a)(b)	.21	.22	.23	.17	.14

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.23	1.14	(.29)	(.85)	3.27

Contributions from Affiliates	.00	(c)	.00	(c)	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	1.44	1.36	(.06)	(.68)	3.41

Less: Dividends

Dividends from net investment income	(.23)	(.35)	(.74)	(.98)	(.29)

Net asset value, end of period	$ 10.46	$ 9.25	$ 8.24	$ 9.04	$ 10.70

Total Return

Total investment return based on net asset value(d)*	15.84%	16.96%	(1.08)%	(6.64)%	46.17%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$99,179	$122,786	$175,368	$324,086	$601,545

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.86%	.84%	.85%	.83%	.84%

Expenses, before waivers/reimbursements(e)(f)‡	.89%	.88%	.88%	.85%	.85%

Net investment income(b)	2.18%	2.54%	2.66%	1.76%	1.44%

Portfolio turnover rate	100%	90%	69%	79%	65%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.05%	.04%	.06%	.03%	.03%

See footnote summary on page 53.

52 AB All Market Real Return Portfolio	ABFunds.com

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended October 31, 2025, October 31, 2024, October 31, 2023, October 31, 2022 and October 31, 2021, such waiver amounted to .04%, .04%, .03%, .02% and .01%, respectively.

(f)	The expense ratios presented below exclude interest/bank overdraft expense:

	Year Ended October 31,
	2025	2024	2023	2022	2021

Class A
Net of waivers/reimbursements	1.15%	1.17%	1.18%	1.16%	1.29%
Before waivers/reimbursements	1.19%	1.21%	1.21%	1.18%	1.39%
Class C
Net of waivers/reimbursements	1.92%	1.95%	1.93%	1.94%	2.04%
Before waivers/reimbursements	1.95%	1.99%	1.97%	1.96%	2.19%
Advisor Class
Net of waivers/reimbursements	.90%	.93%	.93%	.91%	1.04%
Before waivers/reimbursements	.94%	.97%	.96%	.93%	1.17%
Class 1
Net of waivers/reimbursements	1.10%	1.08%	1.09%	1.08%	1.08%
Before waivers/reimbursements	1.13%	1.12%	1.12%	1.10%	1.10%
Class Z
Net of waivers/reimbursements	.86%	.84%	.85%	.83%	.84%
Before waivers/reimbursements	.89%	.88%	.88%	.85%	.85%

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended October 31, 2025 by .01%.

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

†

During the year ended October 31, 2025, the Adviser reimbursed the Fund for overpayment of prior years’ omnibus account services, sub-accounting services and related transfer agency expenses. The impact of the reimbursement to the financial highlights is as follows:

	Net Investment Income Per Share		Net Investment Income Ratio	Total Return

Class A	$.00	(c)	.05%	.05%

Class C	$.00	(c)	.05%	.05%

Advisor Class	$.00	(c)	.05%	.05%

See notes to consolidated financial statements.

ABFunds.com	AB All Market Real Return Portfolio 53

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB All Market Real Return Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of AB All Market Real Return Portfolio (the “Fund”) (one of the portfolios constituting AB Bond Fund, Inc. (the “Company”)), including the consolidated portfolio of investments, as of October 31, 2025, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the portfolios constituting AB Bond Fund, Inc.) at October 31, 2025, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities

54 AB All Market Real Return Portfolio	ABFunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

owned as of October 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 23, 2025

ABFunds.com	AB All Market Real Return Portfolio 55

2025 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2025. For individual shareholders, the Fund designates 41.57% of dividends paid as qualified dividend income. For corporate shareholders, 11.57% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 32.35% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest related dividends. The Fund designates $120,872 of distributions paid during the fiscal year ended October 31, 2025 as qualifying to be taxed as section 163(j) interest dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2026.

56 AB All Market Real Return Portfolio	ABFunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB All Market Real Return Portfolio (the “Fund”) at a meeting held in-person on November 5-7, 2024 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

ABFunds.com	AB All Market Real Return Portfolio 57

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2022 and 2023 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute transactions for their clients); 12b-1

58 AB All Market Real Return Portfolio	ABFunds.com

fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3-, 5-, and 10-year periods ended July 31, 2024 and (in the case of comparisons with the broad-based securities market index) for the period from inception. The directors discussed with the Adviser the reasons for the Fund’s underperformance in the periods reviewed and determined to continue to monitor the Fund’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and noted that it was lower than the median. They also noted that the Adviser’s total rate of compensation, taking into account the impact of the administrative expense reimbursement paid to the Adviser in the latest fiscal year, was lower than the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

ABFunds.com	AB All Market Real Return Portfolio 59

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanation of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services

60 AB All Market Real Return Portfolio	ABFunds.com

provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level (which was well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

ABFunds.com	AB All Market Real Return Portfolio 61

NOTES

62 AB All Market Real Return Portfolio	ABFunds.com

NOTES

ABFunds.com	AB All Market Real Return Portfolio 63

NOTES

64 AB All Market Real Return Portfolio	ABFunds.com

AB ALL MARKET REAL RETURN PORTFOLIO

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

AMRR-0151-1025

October 31, 2025

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB BOND INFLATION STRATEGY

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

PORTFOLIO OF INVESTMENTS

October 31, 2025

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 74.6%
United States – 74.6%
U.S. Treasury Inflation Index 0.125%, 07/15/2026 (TIPS)	U.S.$	1	$658
0.125%, 07/15/2030 (TIPS)		237,313	224,974,125
0.25%, 07/15/2029 (TIPS)		53,818	52,044,013
0.375%, 01/15/2027 (TIPS)		3,211	3,175,489
0.375%, 07/15/2027 (TIPS)		24,946	24,694,245
1.25%, 04/15/2028 (TIPS)		99,536	99,496,942
1.625%, 10/15/2027 (TIPS)		99,675	100,842,813
2.375%, 10/15/2028 (TIPS)		55,002	56,983,310

Total Inflation-Linked Securities (cost $559,580,094)			562,211,595

CORPORATES - INVESTMENT GRADE – 10.7%
Industrial – 4.7%
Basic – 0.1%
Glencore Funding LLC 4.907%, 04/01/2028(a)		206	209,281
5.186%, 04/01/2030(a)		89	91,630
5.338%, 04/04/2027(a)		111	112,684
6.50%, 10/06/2033(a)		543	599,380

			1,012,975

Capital Goods – 0.3%
Boeing Co. (The) 3.25%, 02/01/2028		454	444,548
Republic Services, Inc. 4.75%, 07/15/2030		1,022	1,047,315
Westinghouse Air Brake Technologies Corp. 4.90%, 05/29/2030		1,035	1,058,774

			2,550,637

Communications - Media – 0.1%
Prosus NV 3.257%, 01/19/2027(a)		593	584,290

Communications - Telecommunications – 0.1%
TELUS Corp. 7.00%, 10/15/2055		681	725,143

Consumer Cyclical - Automotive – 0.6%
Ford Motor Co. 3.25%, 02/12/2032		532	463,606
Ford Motor Credit Co. LLC 6.125%, 03/08/2034		511	516,412
General Motors Financial Co., Inc. 2.40%, 04/10/2028		101	96,568
4.20%, 10/27/2028		658	656,835

ABFunds.com	AB Bond Inflation Strategy 1

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Honda Motor Co., Ltd. 4.436%, 07/08/2028	U.S.$	1,071	$1,077,983
Hyundai Capital America 4.50%, 09/18/2030(a)		181	180,652
5.25%, 01/08/2027(a)		252	254,656
5.275%, 06/24/2027(a)		151	153,300
6.10%, 09/21/2028(a)		486	508,322
Qnity Electronics, Inc. 5.75%, 08/15/2032(a)		854	868,672

			4,777,006

Consumer Cyclical - Other – 0.3%
Flutter Treasury DAC 5.875%, 06/04/2031(a)		683	692,398
Marriott International, Inc./MD 4.20%, 07/15/2027		1,105	1,108,160

			1,800,558

Consumer Non-Cyclical – 1.0%
BAT Capital Corp. 4.625%, 03/22/2033		298	294,698
Cargill, Inc. 4.125%, 10/23/2030(a)		1,122	1,116,211
Eli Lilly & Co. 4.00%, 10/15/2028		1,105	1,108,779
Imperial Brands Finance PLC 3.875%, 07/26/2029(a)		208	204,000
4.50%, 06/30/2028(a)		378	380,325
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031		1,190	1,012,428
Philip Morris International, Inc. 4.00%, 10/29/2030		66	65,058
4.375%, 04/30/2030		1,032	1,036,180
Roche Holdings, Inc. 4.203%, 09/09/2029(a)		914	918,469
Takeda US Financing, Inc. 5.20%, 07/07/2035		1,075	1,093,985
Viatris, Inc. 2.70%, 06/22/2030		517	467,502

			7,697,635

Energy – 1.3%
Continental Resources, Inc./OK 2.875%, 04/01/2032(a)		1,803	1,571,387
Devon Energy Corp. 5.20%, 09/15/2034		911	905,570
Eni SpA 5.75%, 05/19/2035(a)		1,033	1,079,630

2 AB Bond Inflation Strategy	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MPLX LP 5.40%, 09/15/2035	U.S.$	731	$734,385
Occidental Petroleum Corp. 5.20%, 08/01/2029		283	288,949
ONEOK, Inc. 5.40%, 10/15/2035		1,097	1,101,289
Plains All American Pipeline LP/PAA Finance Corp. 5.60%, 01/15/2036		1,113	1,124,686
Raizen Fuels Finance SA 6.70%, 02/25/2037(a)		975	816,563
Targa Resources Corp. 4.90%, 09/15/2030		192	194,707
5.65%, 02/15/2036		211	216,387
Var Energi ASA 7.50%, 01/15/2028(a)		867	917,806
Woodside Finance Ltd. 5.40%, 05/19/2030		152	156,072
6.00%, 05/19/2035		397	415,087

			9,522,518

Services – 0.1%
Mastercard, Inc. 4.55%, 01/15/2035		656	655,521

Technology – 0.6%
Applied Materials, Inc. 4.00%, 01/15/2031		1,118	1,108,698
Broadcom, Inc. 4.15%, 02/15/2028		138	138,363
5.05%, 07/12/2027		346	351,667
Fiserv, Inc. 4.55%, 02/15/2031		694	688,906
Foundry JV Holdco LLC 5.90%, 01/25/2030(a)		303	318,411
Oracle Corp. 5.20%, 09/26/2035		255	250,946
5.50%, 08/03/2035		825	833,432
TSMC Arizona Corp. 3.875%, 04/22/2027		1,009	1,005,791

			4,696,214

Transportation - Airlines – 0.1%
AS Mileage Plan IP Ltd. 5.021%, 10/20/2029(a)		114	113,865
Southwest Airlines Co. 4.375%, 11/15/2028		323	322,251

			436,116

ABFunds.com	AB Bond Inflation Strategy 3

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Transportation - Railroads – 0.1%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(a)	U.S.$	184	$178,164
5.875%, 07/05/2034(a)		229	236,756

			414,920

Transportation - Services – 0.0%
ENA Master Trust 4.00%, 05/19/2048(a)		303	232,610

			35,106,143

Financial Institutions – 4.4%
Banking – 3.8%
AIB Group PLC 5.32%, 05/15/2031(a)		1,035	1,065,874
Ally Financial, Inc. 5.737%, 05/15/2029		267	272,281
6.992%, 06/13/2029		575	604,210
American Express Co. 5.098%, 02/16/2028		987	999,308
Banco Bilbao Vizcaya Argentaria SA 5.381%, 03/13/2029		200	206,844
7.883%, 11/15/2034		200	233,058
Banco Santander SA 6.35%, 03/14/2034		200	215,116
6.921%, 08/08/2033		800	887,840
Bank of Ireland Group PLC 5.601%, 03/20/2030(a)		301	311,926
Banque Federative du Credit Mutuel SA 4.591%, 10/16/2028(a)		1,075	1,084,696
Barclays PLC 5.335%, 09/10/2035		569	576,369
5.674%, 03/12/2028		329	334,991
BNP Paribas SA 4.625%, 02/25/2031(a)(b)		489	441,733
CaixaBank SA 6.037%, 06/15/2035(a)		955	1,016,130
Capital One Financial Corp. 6.377%, 06/08/2034		949	1,027,065
Capital One NA 5.974%, 08/09/2028		327	338,690
Citigroup, Inc. 4.643%, 05/07/2028		1,036	1,042,651
6.02%, 01/24/2036		85	88,947
Series AA 7.625%, 11/15/2028(b)		43	45,012
Series Y 4.15%, 11/15/2026(b)		480	471,979

4 AB Bond Inflation Strategy	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Credit Agricole SA 5.222%, 05/27/2031(a)	U.S.$	329	$337,472
6.251%, 01/10/2035(a)		677	714,235
Danske Bank A/S 4.613%, 10/02/2030(a)		419	421,489
Deutsche Bank AG/New York NY 4.95%, 08/04/2031		291	293,732
4.999%, 09/11/2030		261	264,518
5.373%, 01/10/2029		258	263,186
7.146%, 07/13/2027		233	237,404
Goldman Sachs Group, Inc. (The) Series V 4.125%, 11/10/2026(b)		775	762,236
HSBC Holdings PLC 7.399%, 11/13/2034		1,352	1,543,646
8.113%, 11/03/2033		591	693,355
Intesa Sanpaolo SpA 7.20%, 11/28/2033(a)		357	406,330
JPMorgan Chase & Co. 4.255%, 10/22/2031		1,125	1,121,152
KBC Group NV 4.454%, 09/23/2031(a)		200	198,930
Lloyds Banking Group PLC 4.818%, 06/13/2029		1,036	1,050,836
Mizuho Financial Group, Inc. 5.376%, 05/26/2030		344	355,906
Morgan Stanley Series I 4.133%, 10/18/2029		652	650,416
NatWest Group PLC 3.032%, 11/28/2035		270	246,991
5.115%, 05/23/2031		794	815,351
Santander UK Group Holdings PLC 4.32%, 09/22/2029		1,118	1,114,870
Societe Generale SA 5.249%, 05/22/2029(a)		542	551,203
5.519%, 01/19/2028(a)		812	821,915
Standard Chartered PLC 5.244%, 05/13/2031(a)		332	341,333
5.545%, 01/21/2029(a)		314	321,520
5.61% (CME Term SOFR 3 Month + 1.77%), 01/30/2027(a)(b)(c)		400	387,256
Sumitomo Mitsui Trust Bank Ltd. 4.45%, 09/10/2027(a)		236	237,671
Svenska Handelsbanken AB 4.75%, 03/01/2031(a)(b)		1,400	1,327,088
Synchrony Financial 5.45%, 03/06/2031		321	326,364

ABFunds.com	AB Bond Inflation Strategy 5

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Toronto-Dominion Bank (The) 5.146%, 09/10/2034	U.S.$	317	$321,536
UBS Group AG 2.095%, 02/11/2032(a)		239	211,185
4.194%, 04/01/2031(a)		614	607,320
4.398%, 09/23/2031(a)		259	258,049
UniCredit SpA 1.982%, 06/03/2027(a)		204	201,207

			28,670,422

Brokerage – 0.2%
Charles Schwab Corp. (The) Series I 4.00%, 06/01/2026(b)		1,366	1,351,971

Finance – 0.0%
Aviation Capital Group LLC 4.75%, 04/14/2027(a)		202	202,832

Insurance – 0.2%
Athene Global Funding 1.985%, 08/19/2028(a)		308	287,786
2.55%, 11/19/2030(a)		65	58,679
2.717%, 01/07/2029(a)		117	110,600
5.033%, 07/17/2030(a)		394	398,657
5.526%, 07/11/2031(a)		22	22,637
5.583%, 01/09/2029(a)		49	50,416
Principal Life Global Funding II 5.10%, 01/25/2029(a)		639	654,860

			1,583,635

REITs – 0.2%
GLP Capital LP/GLP Financing II, Inc. 3.25%, 01/15/2032		949	852,164
4.00%, 01/15/2031		414	395,809
Omega Healthcare Investors, Inc. 5.20%, 07/01/2030		181	183,654

			1,431,627

			33,240,487

Utility – 1.6%
Electric – 1.6%
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(a)		337	313,327
Alexander Funding Trust II 7.467%, 07/31/2028(a)		656	698,660
American Electric Power Co., Inc. 6.95%, 12/15/2054		565	616,370
CenterPoint Energy Houston Electric LLC 4.95%, 04/01/2033		39	39,750

6 AB Bond Inflation Strategy	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.05%, 03/01/2035	U.S.$	892	$903,025
Series AQ 4.95%, 08/15/2035		35	35,229
Duke Energy Carolinas NC Storm Funding LLC Series A-2 2.617%, 07/01/2043		1,183	953,510
Electricite de France SA 9.125%, 03/15/2033(a)(b)		415	480,329
Enel Finance International NV 4.125%, 09/30/2028(a)		368	367,021
Engie Energia Chile SA 3.40%, 01/28/2030(a)		551	517,940
6.375%, 04/17/2034(a)		240	255,151
FIEMEX Energia – Banco Actinver SA Institucion de Banca Multiple 7.25%, 01/31/2041(a)		394	416,767
Israel Electric Corp., Ltd. Series G 4.25%, 08/14/2028(a)		503	496,632
Kallpa Generacion SA 5.875%, 01/30/2032(a)		407	426,373
LG Energy Solution Ltd. 5.375%, 04/02/2030(a)		1,712	1,758,789
Niagara Mohawk Power Corp. 4.647%, 10/03/2030(a)		1,077	1,084,431
NRG Energy, Inc. 4.734%, 10/15/2030(a)		198	197,531
Public Service Co. of Colorado 5.15%, 09/15/2035		1,095	1,110,757
Virginia Electric & Power Co. Series C 4.90%, 09/15/2035		949	946,181
Vistra Operations Co. LLC 4.30%, 10/15/2028(a)		23	22,921
6.95%, 10/15/2033(a)		272	302,181

			11,942,875

Total Corporates - Investment Grade (cost $79,344,282)			80,289,505

ASSET-BACKED SECURITIES – 6.1%
Autos - Fixed Rate – 2.8%
ACM Auto Trust Series 2024-2A, Class A 6.06%, 02/20/2029(a)		326	325,716
Series 2025-2A, Class A 5.55%, 06/20/2028(a)		1,187	1,183,637
Series 2025-3A, Class A 5.01%, 01/22/2030(a)		1,640	1,631,308

ABFunds.com	AB Bond Inflation Strategy 7

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Arivo Acceptance Auto Loan Receivables Trust Series 2024-1A, Class A 6.46%, 04/17/2028(a)	U.S.$	68	$68,471
Series 2025-1A, Class A2 4.92%, 05/15/2029(a)		906	904,180
AutoNation Finance Trust Series 2025-1A, Class A2 4.72%, 04/10/2028(a)		1,540	1,543,119
Avis Budget Rental Car Funding AESOP LLC Series 2023-3A, Class A 5.44%, 02/22/2028(a)		1,294	1,309,749
Carvana Auto Receivables Trust Series 2021-N3, Class C 1.02%, 06/12/2028		68	66,327
Series 2021-N4, Class D 2.30%, 09/11/2028		151	147,422
Series 2021-P4, Class D 2.61%, 09/11/2028		1,206	1,158,374
Series 2024-P4, Class A2 4.62%, 02/10/2028		324	324,186
CPS Auto Receivables Trust Series 2021-C, Class D 1.69%, 06/15/2027(a)		118	117,313
Flagship Credit Auto Trust Series 2024-3, Class A 4.88%, 11/15/2028(a)		307	306,750
Ford Credit Auto Owner Trust Series 2021-1, Class D 2.31%, 10/17/2033(a)		1,000	986,642
GLS Auto Receivables Issuer Trust Series 2024-3A, Class A2 5.35%, 08/16/2027(a)		149	149,324
Lendbuzz Securitization Trust Series 2023-2A, Class A2 7.09%, 10/16/2028(a)		364	368,068
Series 2025-1A, Class A2 5.10%, 10/15/2030(a)		1,222	1,220,144
Lobel Automobile Receivables Trust Series 2025-1, Class A 5.06%, 11/15/2027(a)		757	757,833
OCCU Auto Receivables Trust Series 2025-1A, Class A2 4.82%, 04/17/2028(a)		1,669	1,672,334
Octane Receivables Trust Series 2021-2A, Class B 2.02%, 09/20/2028(a)		591	588,687

8 AB Bond Inflation Strategy	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Prestige Auto Receivables Trust Series 2025-1A, Class A2 4.87%, 12/15/2027(a)	U.S.$	1,237	$1,237,852
Research-Driven Pagaya Motor Asset Trust Series 2025-4A, Class A2 5.124%, 04/25/2034(a)		1,821	1,829,050
Research-Driven Pagaya Motor Asset Trust VII Series 2022-3A, Class A 5.38%, 11/25/2030(a)		32	31,989
Research-Driven Pagaya Motor Trust Series 2024-1A, Class A 7.09%, 06/25/2032(a)		280	282,525
SBNA Auto Receivables Trust Series 2025-SF1, Class B 5.12%, 03/17/2031(a)		167	167,548
Tesla Auto Lease Trust Series 2024-A, Class A3 5.30%, 06/21/2027(a)		357	358,051
Tricolor Auto Securitization Trust Series 2024-2A, Class A 6.36%, 12/15/2027(d)(e)(f)		98	94,180
Series 2025-1A, Class A 4.94%, 02/15/2029(d)(e)(f)		1,024	722,047
Series 2025-2A, Class A 5.12%, 01/16/2029(d)(e)(f)		1,569	1,090,158
United Auto Credit Securitization Trust Series 2025-1, Class A 4.80%, 06/10/2027(a)		662	662,108

			21,305,092

Other ABS - Fixed Rate – 2.6%
AB Issuer LLC Series 2021-1, Class A2 3.734%, 07/30/2051(a)		1,390	1,317,273
Affirm Asset Securitization Trust Series 2025-X1, Class A 5.08%, 04/15/2030(a)		749	750,693
Amur Equipment Finance Receivables XI LLC Series 2022-2A, Class A2 5.30%, 06/21/2028(a)		121	120,975
BHG Securitization Trust Series 2022-A, Class D 3.56%, 02/20/2035(a)		1,350	1,309,315
Cajun Global LLC Series 2021-1, Class A2 3.931%, 11/20/2051(a)		447	440,215
College Ave Student Loans LLC Series 2021-C, Class B 2.72%, 07/26/2055(a)		406	380,951

ABFunds.com	AB Bond Inflation Strategy 9

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Dext ABS LLC Series 2023-1, Class A2 5.99%, 03/15/2032(a)	U.S.$	506	$508,088
Diamond Issuer LLC Series 2021-1A, Class A 2.305%, 11/20/2051(a)		2,152	2,050,034
Equify ABS LLC Series 2024-1A, Class A 5.43%, 04/18/2033(a)		461	461,518
GCI Funding I LLC Series 2021-1, Class A 2.38%, 06/18/2046(a)		356	331,909
MVW LLC Series 2021-2A, Class B 1.83%, 05/20/2039(a)		304	288,360
Neighborly Issuer LLC Series 2022-1A, Class A2 3.695%, 01/30/2052(a)		1,603	1,506,847
Series 2023-1A, Class A2 7.308%, 01/30/2053(a)		1,911	1,939,044
Nelnet Student Loan Trust Series 2021-CA, Class B 2.53%, 04/20/2062(a)		758	664,087
Series 2021-DA, Class B 2.90%, 04/20/2062(a)		793	714,153
NMEF Funding LLC Series 2022-B, Class A2 6.07%, 06/15/2029(a)		26	26,440
Oportun Funding Trust Series 2024-3, Class A 5.26%, 08/15/2029(a)		217	216,366
Series 2025-1, Class A 4.96%, 08/16/2032(a)		454	454,192
Pagaya AI Debt Grantor Trust Series 2024-5, Class A 6.278%, 10/15/2031(a)		250	252,215
Series 2025-3, Class A2 5.365%, 12/15/2032(a)		433	436,264
Series 2025-6, Class A2 4.497%, 04/15/2033(a)		895	894,270
Pagaya AI Debt Trust Series 2024-2, Class A 6.319%, 08/15/2031(a)		222	223,305
Series 2024-3, Class A 6.258%, 10/15/2031(a)		266	267,337
Series 2025-4, Class A2 5.373%, 01/17/2033(a)		277	278,684

10 AB Bond Inflation Strategy	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Pagaya Point of Sale Holdings Grantor Trust Series 2025-1, Class A 5.715%, 01/20/2034(a)	U.S.$	565	$570,336
SoFi Consumer Loan Program Trust Series 2025-4, Class A 4.24%, 08/25/2035(a)		1,684	1,683,179
VFI ABS LLC Series 2025-1A, Class A 4.78%, 06/24/2030(a)		1,368	1,371,986

			19,458,036

Credit Cards - Fixed Rate – 0.5%
Brex Commercial Charge Card Master Trust Series 2024-1, Class A1 6.05%, 07/15/2027(a)		987	992,023
Mission Lane Credit Card Master Trust Series 2024-B, Class A 5.88%, 01/15/2030(a)		1,624	1,634,981
Series 2025-A, Class A 5.80%, 05/15/2030(a)		1,308	1,320,628

			3,947,632

Autos - Floating Rate – 0.1%
Lendbuzz Securitization Trust Series 2025-2A, Class A2 5.18%, 05/15/2030(a)		1,120	1,118,796

Other ABS - Floating Rate – 0.1%
Pagaya AI Debt Grantor Trust Series 2025-1, Class A 5.156%, 07/15/2032(a)		476	479,043

Total Asset-Backed Securities (cost $47,571,650)			46,308,599

COLLATERALIZED MORTGAGE OBLIGATIONS – 3.5%
Risk Share Floating Rate – 3.4%
Bellemeade Re Ltd. Series 2022-1, Class M1B 6.333% (CME Term SOFR + 2.15%), 01/26/2032(a)(c)		33	33,235
Connecticut Avenue Securities Trust Series 2022-R03, Class 1M2 7.683% (CME Term SOFR + 3.50%), 03/25/2042(a)(c)		2,283	2,358,586
Series 2022-R04, Class 1M2 7.283% (CME Term SOFR + 3.10%), 03/25/2042(a)(c)		573	589,127

ABFunds.com	AB Bond Inflation Strategy 11

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2023-R02, Class 1M1 6.483% (CME Term SOFR + 2.30%), 01/25/2043(a)(c)	U.S.$	663	$676,367
Series 2025-R03, Class 2M1 5.783% (CME Term SOFR + 1.60%), 03/25/2045(a)(c)		1,128	1,131,907
Series 2025-R04, Class 1A1 5.183% (CME Term SOFR + 1.00%), 05/25/2045(a)(c)		451	452,049
Series 2025-R04, Class 1M1 5.383% (CME Term SOFR + 1.20%), 05/25/2045(a)(c)		742	743,429
Series 2025-R05, Class 2M1 5.383% (CME Term SOFR + 1.20%), 07/25/2045(a)(c)		1,710	1,713,373
Series 2025-R06, Class 1A1 5.083% (CME Term SOFR + 0.90%), 09/25/2045(a)(c)		611	611,463
Series 2025-R06, Class 1M1 5.133% (CME Term SOFR + 0.95%), 09/25/2045(a)(c)		848	847,042
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-HQA2, Class M3 9.097% (CME Term SOFR + 4.91%), 05/25/2028(c)		40	39,706
Series 2021-DNA5, Class M2 5.833% (CME Term SOFR + 1.65%), 01/25/2034(a)(c)		156	156,623
Series 2021-DNA6, Class M2 5.683% (CME Term SOFR + 1.50%), 10/25/2041(a)(c)		2,143	2,152,183
Series 2021-HQA4, Class M2 6.533% (CME Term SOFR + 2.35%), 12/25/2041(a)(c)		1,765	1,786,880
Series 2022-DNA3, Class M1B 7.083% (CME Term SOFR + 2.90%), 04/25/2042(a)(c)		1,069	1,109,596
Series 2022-DNA4, Class M1B 7.533% (CME Term SOFR + 3.35%), 05/25/2042(a)(c)		2,051	2,126,238
Series 2022-DNA5, Class M1B 8.683% (CME Term SOFR + 4.50%), 06/25/2042(a)(c)		3,681	3,885,390
Series 2024-DNA1, Class M1 5.533% (CME Term SOFR + 1.35%), 02/25/2044(a)(c)		680	681,241

12 AB Bond Inflation Strategy	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes 2025-DNA2 Series 2025-DNA2, Class A1 5.283% (CME Term SOFR + 1.10%), 05/25/2045(a)(c)	U.S.$	420	$420,858
Series 2025-DNA2, Class M1 5.383% (CME Term SOFR + 1.20%), 05/25/2045(a)(c)		423	423,130
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes 2025-Dna3 Series 2025-DNA3, Class A1 5.133% (CME Term SOFR + 0.95%), 09/25/2045(a)(c)		1,790	1,791,717
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes 2025-DNA4 Series 2025-DNA4, Class M1 5.287% (CME Term SOFR + 1.10%), 10/25/2045(a)(c)		1,542	1,542,470

			25,272,610

Agency Floating Rate – 0.1%
Federal Home Loan Mortgage Corp. REMICS Series 3955, Class SD 2.252% (6.49% – CME Term SOFR), 11/15/2041(c)(g)		1,262	147,155
Series 4693, Class SL 1.802% (6.04% – CME Term SOFR), 06/15/2047(c)(g)		824	98,907
Series 4954, Class SL 1.753% (5.94% – CME Term SOFR), 02/25/2050(c)(g)		960	115,261
Series 4981, Class HS 1.803% (5.99% – CME Term SOFR), 06/25/2050(c)(g)		2,030	221,649
Federal National Mortgage Association REMICS Series 2014-78, Class SE 1.803% (5.99% – CME Term SOFR), 12/25/2044(c)(g)		550	62,623
Series 2016-77, Class DS 1.703% (5.89% – CME Term SOFR), 10/25/2046(c)(g)		631	73,220
Series 2017-62, Class AS 1.853% (6.04% – CME Term SOFR), 08/25/2047(c)(g)		678	78,094
Series 2017-97, Class LS 1.903% (6.09% – CME Term SOFR), 12/25/2047(c)(g)		979	121,055
Government National Mortgage Association Series 2017-122, Class SA 2.054% (6.09% – CME Term SOFR 1 Month), 08/20/2047(c)(g)		532	69,741

ABFunds.com	AB Bond Inflation Strategy 13

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-134, Class MS 2.054% (6.09% – CME Term SOFR 1 Month), 09/20/2047(c)(g)	U.S.$	605	$83,480

			1,071,185

Non-Agency Floating Rate – 0.0%
Federal Home Loan Mortgage Corp. Mscr Trust Mn1 Series 2021-MN1, Class M1 6.183% (CME Term SOFR + 2.00%), 01/25/2051(a)(c)		46	46,197
JPMorgan Chase Bank NA – CHASE Series 2019-CL1, Class M3 6.206% (CME Term SOFR 1 Month + 2.21%), 04/25/2047(a)(c)		112	113,670

			159,867

Total Collateralized Mortgage Obligations (cost $25,818,640)			26,503,662

CORPORATES - NON-INVESTMENT GRADE – 1.0%
Industrial – 0.9%
Basic – 0.1%
Solstice Advanced Materials, Inc. 5.625%, 09/30/2033(a)		485	484,520

Capital Goods – 0.1%
Axon Enterprise, Inc. 6.125%, 03/15/2030(a)		535	551,537
6.25%, 03/15/2033(a)		389	403,424

			954,961

Communications - Media – 0.1%
VZ Vendor Financing II BV 2.875%, 01/15/2029(a)	EUR	561	609,843

Consumer Cyclical - Other – 0.1%
Hilton Domestic Operating Co., Inc. 5.875%, 04/01/2029(a)	U.S.$	383	391,112

Consumer Cyclical - Retailers – 0.1%
Advance Auto Parts, Inc. 7.00%, 08/01/2030(a)		1,074	1,086,963

Consumer Non-Cyclical – 0.2%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 5.50%, 03/31/2031(a)		687	692,372
Organon & Co./Organon Foreign Debt Co-Issuer BV 2.875%, 04/30/2028(a)	EUR	550	604,365

			1,296,737

14 AB Bond Inflation Strategy	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy – 0.1%
Sunoco LP 5.625%, 03/15/2031(a)	U.S.$	651	$651,338

Technology – 0.1%
Kioxia Holdings Corp. 6.625%, 07/24/2033(a)		1,080	1,127,855

			6,603,329

Utility – 0.1%
Electric – 0.1%
Vistra Corp. 7.00%, 12/15/2026(a)(b)		751	759,006

Total Corporates - Non-Investment Grade (cost $7,295,858)			7,362,335

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.7%
Non-Agency Floating Rate CMBS – 0.4%
BHMS Commercial Mortgage Trust Series 2025-ATLS, Class A 5.882% (CME Term SOFR 1 Month + 1.85%), 08/15/2042(a)(c)		1,218	1,221,045
BX Commercial Mortgage Trust Series 2019-IMC, Class D 5.978% (CME Term SOFR 1 Month + 1.95%), 04/15/2034(a)(c)		185	181,775
Series 2019-IMC, Class E 6.228% (CME Term SOFR 1 Month + 2.20%), 04/15/2034(a)(c)		895	868,322
Natixis Commercial Mortgage Securities Trust Series 2019-MILE, Class A 5.612% (CME Term SOFR 1 Month + 1.58%), 07/15/2036(a)(c)		391	377,438

			2,648,580

Non-Agency Fixed Rate CMBS – 0.3%
GS Mortgage Securities Trust Series 2011-GC5, Class D 5.167%, 08/10/2044(a)		19	13,754
GSF 2021 1 Issuer LLC 08/26 1 Series 2021-1, Class A1 1.433%, 08/15/2026(e)		263	261,194
Series 2021-1, Class A2 2.435%, 08/15/2026(e)		1,421	1,412,980
Series 2021-1, Class AS 2.638%, 08/15/2026(e)		40	39,435
JPMBB Commercial Mortgage Securities Trust Series 2014-C22, Class XA 0.40%, 09/15/2047(h)		1,052	11

ABFunds.com	AB Bond Inflation Strategy 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wells Fargo Commercial Mortgage Trust Series 2016-LC25, Class C 4.326%, 12/15/2059	U.S.$	330	$317,276
Series 2016-NXS6, Class C 4.342%, 11/15/2049		525	499,228

			2,543,878

Total Commercial Mortgage-Backed Securities (cost $5,257,290)			5,192,458

GOVERNMENTS - SOVEREIGN BONDS – 0.5%
Chile – 0.2%
Chile Electricity Lux MPC II SARL 5.58%, 10/20/2035(a)		683	705,004
5.672%, 10/20/2035(a)		287	297,404

			1,002,408

Colombia – 0.0%
Colombia Government International Bond 3.125%, 04/15/2031		248	217,868

Mexico – 0.1%
Mexico Government International Bond 5.375%, 03/22/2033		612	612,612

Romania – 0.2%
Romanian Government International Bond 5.75%, 09/16/2030(a)		1,700	1,739,525

Total Governments - Sovereign Bonds (cost $3,526,003)			3,572,413

EMERGING MARKETS - CORPORATE BONDS – 0.4%
Industrial – 0.3%
Basic – 0.0%
Braskem Netherlands Finance BV 4.50%, 01/10/2028(a)		343	153,921

Consumer Cyclical-Other – 0.1%
Wynn Macau Ltd. 5.625%, 08/26/2028(a)		483	482,276

Energy – 0.2%
Ecopetrol SA 8.375%, 01/19/2036		398	411,870
8.625%, 01/19/2029		595	641,856
Oleoducto Central SA 4.00%, 07/14/2027(a)		229	225,137

			1,278,863

			1,915,060

16 AB Bond Inflation Strategy	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Utility – 0.1%
Electric – 0.0%
Terraform Global Operating LP 6.125%, 03/01/2026(a)	U.S.$	34	$33,759

Other Utility – 0.1%
Aegea Finance SARL 7.625%, 01/20/2036(a)		1,115	1,087,794

			1,121,553

Total Emerging Markets - Corporate Bonds (cost $3,168,031)			3,036,613

COLLATERALIZED LOAN OBLIGATIONS – 0.2%
CLO - Floating Rate – 0.2%
Ballyrock CLO 27 Ltd. Series 2024-27A, Class A1A 5.208% (CME Term SOFR 3 Month + 1.35%), 10/25/2037(a)(c)		580	580,909
Dryden 98 CLO Ltd. Series 2022-98A, Class D 6.984% (CME Term SOFR 3 Month + 3.10%), 04/20/2035(a)(c)		500	494,395
OCP CLO Ltd. Series 2024-34A, Class A1 5.265% (CME Term SOFR 3 Month + 1.36%), 10/15/2037(a)(c)		456	456,426

Total Collateralized Loan Obligations (cost $1,535,712)			1,531,730

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 0.1%
United States – 0.1%
University of California (University of California) Series 2021-B 3.071%, 05/15/2051 (cost $1,451,914)		1,465	1,016,077

QUASI-SOVEREIGNS – 0.1%
Quasi-Sovereign Bonds – 0.1%
Mexico – 0.1%
Comision Federal de Electricidad 4.688%, 05/15/2029(a) (cost $1,015,881)		1,016	1,000,252

ABFunds.com	AB Bond Inflation Strategy 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS - SOVEREIGNS – 0.1%
Mexico – 0.1%
Eagle Funding Luxco SARL 5.50%, 08/17/2030(a) (cost $717,257)	U.S.$	719	$729,864

GOVERNMENTS - SOVEREIGN AGENCIES – 0.1%
Kazakhstan – 0.1%
Baiterek National Managing Holding JSC 4.65%, 10/01/2030(a) (cost $732,603)		739	729,785

		Shares
SHORT-TERM INVESTMENTS – 2.0%
Investment Companies – 2.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 3.96%(i)(j)(k) (cost $14,923,518)		14,923,518	14,923,518

Total Investments – 100.1% (cost $751,938,733)			754,408,406
Other assets less liabilities – (0.1)%			(859,381)

Net Assets – 100.0%			$753,549,025

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	1,041	December 2025	$216,780,118	$(202,486)
U.S. T-Note 5 Yr (CBT) Futures	421	December 2025	45,977,804	(111,217)

Sold Contracts
U.S. 10 Yr Ultra Futures	287	December 2025	33,144,015	(318,227)
U.S. Ultra Bond (CBT) Futures	11	December 2025	1,334,094	(50,376)

				$(682,306)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
State Street Bank & Trust Co.	EUR	736	USD	868	11/21/2025	$18,620
State Street Bank & Trust Co.	USD	9	EUR	8	11/21/2025	1

						$18,621

18 AB Bond Inflation Strategy	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2025	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
iTraxx Australia Series 44, 5 Year Index, 12/20/2030*	(1.00)%	Quarterly	0.66%	USD	340	$(368,344)	$(339,621)	$(28,723)

Sale Contracts
CDX-NAIG Series 45, 5 Year Index, 12/20/2030*	1.00	Quarterly	0.53	USD	485	499,460	485,447	14,013

						$131,116	$145,826	$(14,710)

*	Termination date

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	27,630	04/15/2026	2.583%	CPI#	Maturity	$106,955	$	– 0	–	$106,955
USD	27,280	04/15/2026	2.430%	CPI#	Maturity	189,963		– 0	–	189,963
USD	4,940	04/15/2026	2.530%	CPI#	Maturity	24,400		– 0	–	24,400
USD	61,010	05/13/2027	3.263%	CPI#	Maturity	369,495		– 0	–	369,495
USD	29,760	07/08/2027	2.770%	CPI#	Maturity	669,545		– 0	–	669,545
USD	29,760	07/08/2027	2.778%	CPI#	Maturity	657,792		– 0	–	657,792
USD	78,560	10/15/2027	2.841%	CPI#	Maturity	(251,947)		– 0	–	(251,947)

						$1,766,203	$	– 0	–	$1,766,203

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
USD	5,400	10/04/2026	1.170%	1 Day SOFR	Annual	$134,694	$146,937	$(12,243)
USD	1,080	11/08/2026	1.451%	1 Day SOFR	Annual	54,634	29,149	25,485
USD	1,080	11/09/2026	1.470%	1 Day SOFR	Annual	53,823	29,206	24,617
USD	7,030	04/04/2027	2.235%	1 Day SOFR	Annual	208,656	184,634	24,022
USD	20,920	06/05/2027	0.345%	1 Day SOFR	Annual	1,351,237	1,169,877	181,360
USD	715	07/12/2027	2.000%	1 Day SOFR	Annual	22,029	23,769	(1,740)
USD	5,395	06/04/2029	1.985%	1 Day SOFR	Annual	303,259	329,620	(26,361)
USD	3,170	09/27/2029	1.300%	1 Day SOFR	Annual	248,080	280,554	(32,474)

ABFunds.com	AB Bond Inflation Strategy 19

PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)		Unrealized Appreciation (Depreciation)
USD	40,300	05/21/2031	1.394%	1 Day SOFR	Annual	$4,701,079	$4,500,684		$200,395
USD	1,490	11/10/2035	2.410%	1 Day SOFR	Annual	187,319	143,941		43,378
USD	595	03/06/2042	3.500%	1 Day SOFR	Annual	33,818	– 0	–	33,818

						$7,298,628	$6,838,371		$460,257

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2025, the aggregate market value of these securities amounted to $119,568,340 or 15.9% of net assets.

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2025.

(d)	Non-income producing security.

(e)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.48% of net assets as of October 31, 2025, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF 2021 1 Issuer LLC 08/26 1 Series 2021-1, Class A1 1.433%, 08/15/2026	12/20/2021 - 08/03/2023	$245,090	$261,194	0.03%
GSF 2021 1 Issuer LLC 08/26 1 Series 2021-1, Class A2 2.435%, 08/15/2026	02/25/2021 - 09/06/2022	1,428,669	1,412,980	0.19%
GSF 2021 1 Issuer LLC 08/26 1 Series 2021-1, Class AS 2.638%, 08/15/2026	02/25/2021 - 04/01/2021	40,176	39,435	0.01%
Tricolor Auto Securitization Trust Series 2024-2A, Class A 6.36%, 12/15/2027	05/14/2024	98,356	94,180	0.01%
Tricolor Auto Securitization Trust Series 2025-1A, Class A 4.94%, 02/15/2029	03/11/2025	1,024,159	722,047	0.10%
Tricolor Auto Securitization Trust Series 2025-2A, Class A 5.12%, 01/16/2029	06/10/2025	1,568,521	1,090,158	0.14%

(f)	Defaulted.

(g)	Inverse interest only security.

(h)	IO – Interest Only.

(i)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(j)	The rate shown represents the 7-day yield as of period end.

(k)	Affiliated investments.

Currency Abbreviations:

EUR – Euro

USD – United States Dollar

20 AB Bond Inflation Strategy	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

Glossary:

ABS – Asset-Backed Securities

CBT – Chicago Board of Trade

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

SOFR – Secured Overnight Financing Rate

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

ABFunds.com	AB Bond Inflation Strategy 21

STATEMENT OF ASSETS & LIABILITIES

October 31, 2025

Assets
Investments in securities, at value
Unaffiliated issuers (cost $737,015,215)	$739,484,888
Affiliated issuers (cost $14,923,518)	14,923,518
Cash collateral due from broker	8,021,090
Foreign currencies, at value (cost $9,143)	9,113
Receivable for investment securities sold	33,465,028
Interest receivable	1,718,007
Receivable for capital stock sold	956,877
Receivable due from Adviser	117,588
Receivable for variation margin on futures	72,529
Affiliated dividends receivable	32,892
Unrealized appreciation on forward currency exchange contracts	18,621

Total assets	798,820,151

Liabilities
Due to custodian	133,770
Payable for investment securities purchased and foreign currency transactions	43,630,709
Payable for capital stock redeemed	807,341
Advisory fee payable	317,496
Administrative fee payable	82,089
Distribution fee payable	43,526
Payable for variation margin on centrally cleared swaps	13,132
Foreign capital gains tax payable	12,569
Transfer Agent fee payable	8,063
Directors’ fees payable	2,011
Accrued expenses	220,420

Total liabilities	45,271,126

Net Assets	$753,549,025

Composition of Net Assets
Capital stock, at par	$72,014
Additional paid-in capital	863,600,118
Accumulated loss	(110,123,107)

Net Assets	$753,549,025

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$33,178,428	3,118,815	$10.64	*

C	$3,394,986	331,186	$10.25

Advisor	$223,015,107	20,933,674	$10.65

I	$7,018,743	668,460	$10.50

1	$396,727,255	38,271,694	$10.37

2	$51,770,235	4,996,730	$10.36

Z	$38,444,271	3,693,142	$10.41

*	The maximum offering price per share for Class A shares was $10.88 which reflects a sales charge of 2.25%.

See notes to financial statements.

22 AB Bond Inflation Strategy	ABFunds.com

STATEMENT OF OPERATIONS

Year Ended October 31, 2025

Investment Income
Interest	$32,632,623
Dividends—Affiliated issuers	596,643
Other income	1,755	$33,231,021

Expenses
Advisory fee (see Note B)	3,460,158
Distribution fee—Class A	84,803
Distribution fee—Class C	38,982
Distribution fee—Class 1	368,191
Transfer agency—Class A	40,674
Transfer agency—Class C	4,702
Transfer agency—Advisor Class	244,258
Transfer agency—Class I	8,095
Transfer agency—Class 1	44,942
Transfer agency—Class 2	4,699
Transfer agency—Class Z	8,301
Registration fees	142,594
Administrative	141,369
Custody and accounting	135,268
Audit and tax	123,348
Legal	57,028
Printing	34,400
Directors’ fees	24,034
Miscellaneous	30,418

Total expenses before interest expense	4,996,264
Interest expense	580,180

Total expenses	5,576,444
Less: expenses waived and reimbursed by the Adviser (see Note B)	(1,071,779)

Net expenses		4,504,665

Net investment income		28,726,356

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		3,052,871
Forward currency exchange contracts		(161,134)
Futures		(19,733)
Swaps		16,221,359
Foreign currency transactions		346,440
Net change in unrealized appreciation (depreciation) of:
Investments(a)		8,304,788
Forward currency exchange contracts		55,157
Futures		669,513
Swaps		(14,821,972)
Foreign currency denominated assets and liabilities		(129)

Net gain on investment and foreign currency transactions		13,647,160

Net Increase in Net Assets from Operations		$42,373,516

(a)	Net of decrease in accrued foreign capital gains taxes on unrealized gains of $3,483.

See notes to financial statements.

ABFunds.com	AB Bond Inflation Strategy 23

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2025		Year Ended October 31, 2024
Increase (Decrease) in Net Assets from Operations
Net investment income	$28,726,356		$25,144,836
Net realized gain (loss) on investment and foreign currency transactions	19,439,803		(3,124,497)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	(5,792,643)		31,431,152

Net increase in net assets from operations	42,373,516		53,451,491
Distributions to Shareholders
Class A	(1,298,979)		(1,699,586)
Class C	(122,807)		(231,627)
Advisor Class	(8,383,969)		(9,013,026)
Class R	– 0	–	(53,398)
Class K	– 0	–	(82,429)
Class I	(284,153)		(283,517)
Class 1	(15,070,356)		(13,769,656)
Class 2	(1,578,651)		(1,677,452)
Class Z	(1,467,131)		(1,132,164)
Capital Stock Transactions
Net increase (decrease)	92,708,385		(63,470,113)

Total increase (decrease)	106,875,855		(37,961,477)
Net Assets
Beginning of period	646,673,170		684,634,647

End of period	$753,549,025		$646,673,170

See notes to financial statements.

24 AB Bond Inflation Strategy	ABFunds.com

NOTES TO FINANCIAL STATEMENTS

October 31, 2025

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of six portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Bond Inflation Strategy (the “Fund”), a diversified portfolio. The Fund offers Class A, Class C, Advisor Class, Class I, Class 1, Class 2 and Class Z shares. Class B, Class R, Class K, and Class T shares have been authorized but currently are not offered. Effective May 20, 2024, Class R and Class K were liquidated. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class A shares are sold with a maximum sales charge of 2.25% and purchases in amounts of $500,000 or more, or by certain group retirement plans, may be subject to a 1%, 18-month contingent deferred sales charge, which may be subject to waiver in certain circumstances. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class R, Class K, and Class 1 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, Class 2 and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the

ABFunds.com	AB Bond Inflation Strategy 25

NOTES TO FINANCIAL STATEMENTS (continued)

Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may

26 AB Bond Inflation Strategy	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

ABFunds.com	AB Bond Inflation Strategy 27

NOTES TO FINANCIAL STATEMENTS (continued)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

28 AB Bond Inflation Strategy	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2025:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Inflation-Linked Securities	$	– 0	–	$562,211,595		$	– 0	–	$562,211,595
Corporates – Investment Grade		– 0	–	80,289,505			– 0	–	80,289,505
Asset-Backed Securities		– 0	–	46,308,599			– 0	–	46,308,599
Collateralized Mortgage Obligations		– 0	–	26,503,662			– 0	–	26,503,662
Corporates – Non-Investment Grade		– 0	–	7,362,335			– 0	–	7,362,335
Commercial Mortgage-Backed Securities		– 0	–	5,192,458			– 0	–	5,192,458
Governments – Sovereign Bonds		– 0	–	3,572,413			– 0	–	3,572,413
Emerging Markets – Corporate Bonds		– 0	–	3,036,613			– 0	–	3,036,613
Collateralized Loan Obligations		– 0	–	1,531,730			– 0	–	1,531,730
Local Governments – US Municipal Bonds		– 0	–	1,016,077			– 0	–	1,016,077
Quasi-Sovereigns		– 0	–	1,000,252			– 0	–	1,000,252
Emerging Markets – Sovereigns		– 0	–	729,864			– 0	–	729,864
Governments – Sovereign Agencies		– 0	–	729,785			– 0	–	729,785
Short-Term Investments		14,923,518		– 0	–		– 0	–	14,923,518

Total Investments in Securities		14,923,518		739,484,888			– 0	–	754,408,406
Other Financial Instruments(a):
Assets:
Forward Currency Exchange Contracts		– 0	–	18,621			– 0	–	18,621
Centrally Cleared Credit Default Swaps		– 0	–	499,460			– 0	–	499,460	(b)
Centrally Cleared Inflation (CPI) Swaps		– 0	–	2,018,150			– 0	–	2,018,150	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	7,298,628			– 0	–	7,298,628	(b)
Liabilities:
Futures		(682,306)		– 0	–		– 0	–	(682,306	)(b)
Centrally Cleared Credit Default Swaps		– 0	–	(368,344)			– 0	–	(368,344	)(b)
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(251,947)			– 0	–	(251,947	)(b)

Total		$14,241,212		$748,699,456		$	– 0	–	$762,940,668

(a)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

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NOTES TO FINANCIAL STATEMENTS (continued)

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received

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NOTES TO FINANCIAL STATEMENTS (continued)

from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

9. Segment Information

The Fund represents a single operating segment. An operating segment is defined in U.S. GAAP as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President is the CODM. The CODM monitors the operating results of the Fund as a whole and the pre-determined Fund’s long term investment strategy, which is executed by the portfolio management group. The qualitative and quantitative information contained within the financial statements is used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions. Segment assets are reflected on the statement of assets and liabilities and segment expenses are listed on the statement of operations.

ABFunds.com	AB Bond Inflation Strategy 31

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest), on an annual basis (“Expense Caps”) to .75%, 1.50%, .50%, .50%, .60%, .50% and .50% of the daily average net assets for the Class A, Class C, Advisor Class, Class I, Class 1, Class 2, and Class Z shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2026 and then may be extended for additional one-year terms. For the year ended October 31, 2025, such reimbursement amounted to $1,044,129.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2025, the reimbursement for such services amounted to $141,369.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $119,657 for the year ended October 31, 2025.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,289 from the sale of Class A shares and received $626 and $-0- in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2025.

The Fund may invest in AB Government Money Market Portfolio which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of AB Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of AB Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund in AB Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of AB Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2025, such waiver amounted to $27,650.

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2025 is as follows:

Fund	Market Value 10/31/24 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/25 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$16,305	$291,478	$292,859	$14,924	$597

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the 1940 Act. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, .25% of the Fund’s average daily net assets attributable to Class K shares and .10% of the Fund’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, Class 2 and Class Z shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $309,876 and $1,596,415 for Class C and Class 1 shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, and the share class is active, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2025 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$101,648,373	$71,402,332
U.S. government securities	435,578,050	349,185,763

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$751,800,225

Gross unrealized appreciation	$8,837,562
Gross unrealized depreciation	(5,155,330)

Net unrealized appreciation	$3,682,232

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the exchange on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments

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NOTES TO FINANCIAL STATEMENTS (continued)

are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2025, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2025, the Fund held forward currency exchange contracts for hedging purposes.

•	Swaps

The Fund may enter into swaps for investment purposes or to hedge its exposure to interest rates, inflation, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining

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NOTES TO FINANCIAL STATEMENTS (continued)

market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices, rates or indexes for a specified amount of an underlying asset or inflation. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates, inflation or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps on the statement of operations, in addition to any realized gain (loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain (loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation (depreciation) of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate, inflation and credit default swaps, are subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

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NOTES TO FINANCIAL STATEMENTS (continued)

At the time the Fund enters into a centrally cleared swap, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the clearinghouse on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2025, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price

ABFunds.com	AB Bond Inflation Strategy 37

NOTES TO FINANCIAL STATEMENTS (continued)

Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended October 31, 2025, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/

38 AB Bond Inflation Strategy	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2025, the Fund held credit default swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

ABFunds.com	AB Bond Inflation Strategy 39

NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended October 31, 2025, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts				Payable for variation margin on futures	$682,306	*

Credit contracts	Receivable for variation margin on centrally cleared swaps	$14,013	*	Payable for variation margin on centrally cleared swaps	28,723	*

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	2,551,225	*	Payable for variation margin on centrally cleared swaps	324,765	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	18,621

Total		$2,583,859			$1,035,794

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(19,733)	$669,513

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	(161,134)	55,157

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	16,133,748	(14,799,677)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	87,611	(22,295)

Total		$16,040,492	$(14,097,302)

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2025:

Futures:
Average notional amount of buy contracts	$290,770,523	(a)
Average notional amount of sale contracts	$37,797,522
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$315,639	(b)
Average principal amount of sale contracts	$2,790,872
Centrally Cleared Interest Rate Swaps:
Average notional amount	$89,703,333
Centrally Cleared Inflation Swaps:
Average notional amount	$229,481,667
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$26,845,000	(a)
Average notional amount of sale contracts	$26,845,000	(a)

(a)	Positions were open for eleven months during the year.

(b)	Positions were open for four months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2025. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
State Street Bank & Trust Co.	$18,621	$	– 0	–	$	– 0	–	$	– 0	–	$18,621

Total	$18,621	$	– 0	–	$	– 0	–	$	– 0	–	$18,621	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note D.3 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

ABFunds.com	AB Bond Inflation Strategy 41

NOTES TO FINANCIAL STATEMENTS (continued)

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other master agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended October 31, 2025, the carrying value of the payable for the reverse repurchase agreements approximated its fair value. If measured at fair value, borrowings under the reverse repurchase agreements would have been considered as a Level 1 investment. For the year ended October 31, 2025, the average amount of reverse repurchase agreements outstanding was $12,936,884 and the daily weighted average interest rate was 4.41%. At October 31, 2025, the Fund did not have reverse repurchase agreements outstanding.

42 AB Bond Inflation Strategy	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended October 31, 2025		Year Ended October 31, 2024	Year Ended October 31, 2025			Year Ended October 31, 2024

Class A
Shares sold	932,534		886,608		$9,839,674		$9,161,416

Shares issued in reinvestment of dividends	85,825		116,127		904,740		1,193,753

Shares converted from Class C	25,871		39,076		273,048		404,222

Shares redeemed	(1,392,067)		(2,254,698)		(14,625,432)		(23,324,374)

Net decrease	(347,837)		(1,212,887)		$(3,607,970)		$(12,564,983)

Class C
Shares sold	29,754		2,682		$299,845		$26,763

Shares issued in reinvestment of dividends	9,932		19,246		101,045		190,962

Shares converted to Class A	(26,839)		(40,485)		(273,048)		(404,222)

Shares redeemed	(112,459)		(374,575)		(1,140,197)		(3,752,011)

Net decrease	(99,612)		(393,132)		$(1,012,355)		$(3,938,508)

Advisor Class
Shares sold	8,372,906		6,655,568		$88,192,403		$68,892,877

Shares issued in reinvestment of dividends	627,347		640,266		6,624,519		6,599,131

Shares redeemed	(6,283,082)		(11,102,736)		(66,311,996)		(114,822,897)

Net increase (decrease)	2,717,171		(3,806,902)		$28,504,926		$(39,330,889)

Class R
Shares sold	– 0	–	64,431	$	– 0	–	$669,013

Shares issued in reinvestment of dividends and distributions	– 0	–	5,201		– 0	–	53,397

Shares redeemed	– 0	–	(309,251)		– 0	–	(3,193,722)

Net increase (decrease)	– 0	–	(239,619)	$	– 0	–	$(2,471,312)

ABFunds.com	AB Bond Inflation Strategy 43

NOTES TO FINANCIAL STATEMENTS (continued)

	Shares			Amount
	Year Ended October 31, 2025		Year Ended October 31, 2024	Year Ended October 31, 2025			Year Ended October 31, 2024

Class K
Shares sold	– 0	–	72,121	$	– 0	–	$744,293

Shares issued in reinvestment of dividends and distributions	– 0	–	8,080		– 0	–	82,429

Shares redeemed	– 0	–	(535,829)		– 0	–	(5,498,942)

Net increase (decrease)	– 0	–	(455,628)	$	– 0	–	$(4,672,220)

Class I
Shares sold	345,852		330,434		$3,602,197		$3,370,446

Shares issued in reinvestment of dividends and distributions	27,305		27,868		284,153		283,511

Shares redeemed	(317,361)		(305,121)		(3,295,663)		(3,113,419)

Net increase	55,796		53,181		$590,687		$540,538

Class 1
Shares sold	7,869,120		8,901,070		$80,718,668		$90,409,953

Shares issued in reinvestment of dividends and distributions	1,005,046		961,987		10,331,433		9,656,661

Shares redeemed	(4,309,133)		(10,973,081)		(44,205,934)		(110,551,411)

Net increase (decrease)	4,565,033		(1,110,024)		$46,844,167		$(10,484,797)

Class 2
Shares sold	1,979,922		592,429		$20,453,612		$5,980,619

Share issued in reinvestment of dividends and distributions	130,738		147,533		1,343,536		1,480,571

Shares redeemed	(635,241)		(1,471,879)		(6,517,537)		(14,806,373)

Net increase (decrease)	1,475,419		(731,917)		$15,279,611		$(7,345,183)

Class Z
Shares sold	1,922,897		2,401,771		$19,795,510		$24,254,662

Share issued in reinvestment of dividends and distributions	141,983		111,148		1,465,525		1,123,294

Shares redeemed	(1,469,159)		(844,397)		(15,151,716)		(8,580,715)

Net increase	595,721		1,668,522		$6,109,319		$16,797,241

44 AB Bond Inflation Strategy	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, tariffs and trade disputes, and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Although the Fund invests principally in inflation-indexed securities, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates.

ABFunds.com	AB Bond Inflation Strategy 45

NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors. In addition, the value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction in government or central bank support, economic sanctions and tariffs and potential responses to those sanctions and tariffs.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

46 AB Bond Inflation Strategy	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short-term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2025.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2025 and October 31, 2024 were as follows:

	2025	2024
Distributions paid from:
Ordinary income	$28,206,046	$27,942,855

Total taxable distributions paid	$28,206,046	$27,942,855

ABFunds.com	AB Bond Inflation Strategy 47

NOTES TO FINANCIAL STATEMENTS (continued)

As of October 31, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,595,393
Accumulated capital and other losses	(116,388,124	)(a)
Unrealized appreciation (depreciation)	3,678,936	(b)

Total accumulated earnings (deficit)	$(110,113,795	)(c)

(a)

As of October 31, 2025, the Fund had a net capital loss carryforward of $116,388,124. During the fiscal year, the Fund utilized $17,679,423 of capital loss carry forwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to the accrual of foreign capital gains tax.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2025, the Fund had a net short-term capital loss carryforward of $55,596,314 and a net long-term capital loss carryforward of $60,791,810, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

48 AB Bond Inflation Strategy	ABFunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2025	2024	2023	2022	2021

Net asset value, beginning of period	$ 10.42	$ 10.02	$ 10.29	$ 11.97	$ 11.56

Income From Investment Operations

Net investment income(a)(b)	.42	.39	.43	.64	.51

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.20	.44	(.26)	(1.66)	.35

Net increase (decrease) in net asset value from operations	.62	.83	.17	(1.02)	.86

Less: Dividends and Distributions

Dividends from net investment income	(.40)	(.43)	(.44)	(.62)	(.45)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.40)	(.43)	(.44)	(.66)	(.45)

Net asset value, end of period	$ 10.64	$ 10.42	$ 10.02	$ 10.29	$ 11.97

Total Return

Total investment return based on net asset value(c)	6.08%	8.46%	1.70%	(8.93)%	7.63%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$33,178	$36,111	$46,881	$63,936	$54,687

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	.83%	.84%	.86%	.84%	.78%

Expenses, before waivers/reimbursements(d)	1.05%	1.08%	1.09%	1.04%	1.00%

Net investment income(b)	3.94%	3.76%	4.16%	5.69%	4.29%

Portfolio turnover rate	61%	50%	125%	79%	62%

See footnote summary on page 56.

ABFunds.com	AB Bond Inflation Strategy 49

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2025	2024	2023	2022	2021

Net asset value, beginning of period	$ 10.05	$ 9.68	$ 9.96	$ 11.63	$ 11.25

Income From Investment Operations

Net investment income(a)(b)	.32	.31	.33	.54	.44

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.20	.42	(.24)	(1.62)	.31

Net increase (decrease) in net asset value from operations	.52	.73	.09	(1.08)	.75

Less: Dividends and Distributions

Dividends from net investment income	(.32)	(.36)	(.37)	(.55)	(.37)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.32)	(.36)	(.37)	(.59)	(.37)

Net asset value, end of period	$ 10.25	$ 10.05	$ 9.68	$ 9.96	$ 11.63

Total Return

Total investment return based on net asset value(c)	5.26%	7.64%	.85%	(9.58)%	6.87%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,395	$4,328	$7,973	$15,480	$12,915

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	1.58%	1.59%	1.62%	1.59%	1.53%

Expenses, before waivers/reimbursements(d)	1.81%	1.83%	1.85%	1.78%	1.75%

Net investment income(b)	3.19%	3.06%	3.33%	4.91%	3.79%

Portfolio turnover rate	61%	50%	125%	79%	62%

See footnote summary on page 56.

50 AB Bond Inflation Strategy	ABFunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2025	2024	2023	2022	2021

Net asset value, beginning of period	$ 10.43	$ 10.03	$ 10.30	$ 11.99	$ 11.57

Income From Investment Operations

Net investment income(a)(b)	.45	.42	.44	.67	.57

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.20	.44	(.25)	(1.67)	.33

Net increase (decrease) in net asset value from operations	.65	.86	.19	(1.00)	.90

Less: Dividends and Distributions

Dividends from net investment income	(.43)	(.46)	(.46)	(.65)	(.48)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.43)	(.46)	(.46)	(.69)	(.48)

Net asset value, end of period	$ 10.65	$ 10.43	$ 10.03	$ 10.30	$ 11.99

Total Return

Total investment return based on net asset value(c)	6.36%	8.63%	1.93%	(8.72)%	7.98%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$223,016	$190,047	$220,987	$506,033	$475,604

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	.58%	.59%	.62%	.59%	.53%

Expenses, before waivers/reimbursements(d)	.80%	.83%	.85%	.78%	.74%

Net investment income(b)	4.22%	4.07%	4.23%	5.95%	4.76%

Portfolio turnover rate	61%	50%	125%	79%	62%

See footnote summary on page 56.

ABFunds.com	AB Bond Inflation Strategy 51

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended October 31,
2025	2024	2023	2022	2021

Net asset value, beginning of period	$ 10.29	$ 9.90	$ 10.17	$ 11.84	$ 11.44

Income From Investment Operations

Net investment income(a)(b)	.44	.43	.46	.66	.51

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.20	.42	(.26)	(1.64)	.37

Net increase (decrease) in net asset value from operations	.64	.85	.20	(.98)	.88

Less: Dividends and Distributions

Dividends from net investment income	(.43)	(.46)	(.47)	(.65)	(.48)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.43)	(.46)	(.47)	(.69)	(.48)

Net asset value, end of period	$ 10.50	$ 10.29	$ 9.90	$ 10.17	$ 11.84

Total Return

Total investment return based on net asset value(c)	6.35%	8.74%	1.88%	(8.67)%	7.88%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$7,019	$6,303	$5,539	$6,414	$6,093

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	.58%	.59%	.61%	.59%	.53%

Expenses, before waivers/reimbursements(d)	.80%	.82%	.83%	.78%	.74%

Net investment income(b)	4.25%	4.19%	4.50%	5.92%	4.31%

Portfolio turnover rate	61%	50%	125%	79%	62%

See footnote summary on page 56.

52 AB Bond Inflation Strategy	ABFunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Year Ended October 31,
2025	2024	2023	2022	2021

Net asset value, beginning of period	$ 10.16	$ 9.78	$ 10.06	$ 11.73	$ 11.35

Income From Investment Operations

Net investment income(a)(b)	.42	.40	.44	.64	.52

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.21	.43	(.26)	(1.62)	.34

Net increase (decrease) in net asset value from operations	.63	.83	.18	(.98)	.86

Less: Dividends and Distributions

Dividends from net investment income	(.42)	(.45)	(.46)	(.65)	(.48)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.42)	(.45)	(.46)	(.69)	(.48)

Net asset value, end of period	$ 10.37	$ 10.16	$ 9.78	$ 10.06	$ 11.73

Total Return

Total investment return based on net asset value(c)	6.32%	8.53%	1.84%	(8.75)%	7.77%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$396,727	$342,511	$340,649	$390,055	$377,333

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	.68%	.69%	.71%	.69%	.63%

Expenses, before waivers/reimbursements(d)	.80%	.81%	.83%	.78%	.75%

Net investment income(b)	4.13%	3.92%	4.34%	5.76%	4.44%

Portfolio turnover rate	61%	50%	125%	79%	62%

See footnote summary on page 56.

ABFunds.com	AB Bond Inflation Strategy 53

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Year Ended October 31,
2025	2024	2023	2022	2021

Net asset value, beginning of period	$ 10.16	$ 9.78	$ 10.06	$ 11.73	$ 11.34

Income From Investment Operations

Net investment income(a)(b)	.43	.41	.44	.64	.53

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.20	.43	(.25)	(1.61)	.35

Net increase (decrease) in net asset value from operations	.63	.84	.19	(.97)	.88

Less: Dividends and Distributions

Dividends from net investment income	(.43)	(.46)	(.47)	(.66)	(.49)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.43)	(.46)	(.47)	(.70)	(.49)

Net asset value, end of period	$ 10.36	$ 10.16	$ 9.78	$ 10.06	$ 11.73

Total Return

Total investment return based on net asset value(c)	6.33%	8.75%	1.94%	(8.77)%	7.98%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$51,770	$35,768	$41,599	$59,262	$66,348

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	.58%	.59%	.61%	.58%	.53%

Expenses, before waivers/reimbursements(d)	.69%	.72%	.73%	.67%	.65%

Net investment income(b)	4.20%	4.09%	4.38%	5.75%	4.51%

Portfolio turnover rate	61%	50%	125%	79%	62%

See footnote summary on page 56.

54 AB Bond Inflation Strategy	ABFunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Year Ended October 31,
2025	2024	2023	2022	2021

Net asset value, beginning of period	$ 10.20	$ 9.82	$ 10.10	$ 11.77	$ 11.38

Income From Investment Operations

Net investment income(a)(b)	.44	.42	.46	.67	.56

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.20	.42	(.27)	(1.65)	.32

Net increase (decrease) in net asset value from operations	.64	.84	.19	(.98)	.88

Less: Dividends and Distributions

Dividends from net investment income	(.43)	(.46)	(.47)	(.65)	(.49)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.04)	– 0	–

Total dividends and distributions	(.43)	(.46)	(.47)	(.69)	(.49)

Net asset value, end of period	$ 10.41	$ 10.20	$ 9.82	$ 10.10	$ 11.77

Total Return

Total investment return based on net asset value(c)	6.40%	8.71%	1.83%	(8.65)%	7.94%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$38,444	$31,605	$14,036	$10,320	$20,910

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	.58%	.59%	.60%	.58%	.53%

Expenses, before waivers/reimbursements(d)	.71%	.73%	.74%	.68%	.65%

Net investment income(b)	4.23%	4.15%	4.53%	6.02%	4.81%

Portfolio turnover rate	61%	50%	125%	79%	62%

See footnote summary on page 56.

ABFunds.com	AB Bond Inflation Strategy 55

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The expense ratios presented below exclude interest/bank overdraft expense:

	Year Ended October 31,
	2025	2024	2023	2022	2021
Class A
Net of waivers/reimbursements	.75%	.75%	.75%	.75%	.75%
Before waivers/reimbursements	.97%	.99%	.98%	.95%	.97%
Class C
Net of waivers/reimbursements	1.50%	1.50%	1.50%	1.50%	1.50%
Before waivers/reimbursements	1.72%	1.74%	1.73%	1.69%	1.72%
Advisor Class
Net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.72%	.74%	.73%	.69%	.72%
Class I
Net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.72%	.73%	.72%	.69%	.71%
Class 1
Net of waivers/reimbursements	.60%	.60%	.60%	.60%	.60%
Before waivers/reimbursements	.71%	.72%	.72%	.69%	.72%
Class 2
Net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.61%	.62%	.62%	.59%	.62%
Class Z
Net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.62%	.63%	.63%	.60%	.62%

See	notes to financial statements.

56 AB Bond Inflation Strategy	ABFunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Bond Inflation Strategy

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Bond Inflation Strategy (the “Fund”) (one of the portfolios constituting AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of October 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Bond Fund, Inc.) at October 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other

ABFunds.com	AB Bond Inflation Strategy 57

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 23, 2025

58 AB Bond Inflation Strategy	ABFunds.com

2025 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2025. For foreign shareholders, 88.17% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

The Fund designates $25,914,252 of distributions paid during the fiscal year ended October 31, 2025 as qualifying to be taxed as section 163(j) interest dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2026.

ABFunds.com	AB Bond Inflation Strategy 59

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Bond Inflation Strategy (the “Fund”) at a meeting held in-person on August 5-6, 2025 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

60 AB Bond Inflation Strategy	ABFunds.com

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2023 and 2024 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly

ABFunds.com	AB Bond Inflation Strategy 61

owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2025 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and discussed with the Adviser the reasons it was above the median. The directors also noted the Adviser’s total rate of compensation, taking into account the impact of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and

62 AB Bond Inflation Strategy	ABFunds.com

sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year and reflected the impact of the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was close to the median of a peer group and above the median of a peer universe. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s

ABFunds.com	AB Bond Inflation Strategy 63

operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

64 AB Bond Inflation Strategy	ABFunds.com

AB BOND INFLATION STRATEGY

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

BIS-0151-1025

October 31, 2025

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB INCOME FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

PORTFOLIO OF INVESTMENTS

October 31, 2025

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 50.6%
Spain – 1.6%
Spain Government Bond 3.20%, 10/31/2035(a)	EUR	32,565	$37,711,343

United States – 49.0%
U.S. Treasury Bonds 3.00%, 08/15/2052	U.S.$	1,788	1,320,256
4.25%, 02/15/2054		81,298	75,708,576
4.25%, 08/15/2054		977	910,442
4.50%, 02/15/2044		67,207	66,206,771
4.625%, 05/15/2044		16,913	16,913,000
4.625%, 02/15/2055		1,575	1,562,142
4.75%, 02/15/2045		15,035	15,231,747
4.75%, 08/15/2055		8,989	9,104,874
5.00%, 05/15/2045		34,942	36,542,002
U.S. Treasury Notes 3.50%, 09/30/2029		23,028	22,889,273
3.625%, 08/31/2030		26,060	25,959,221
3.625%, 09/30/2030		10,798	10,754,133
3.75%, 04/15/2028		20,321	20,386,885
3.875%, 06/30/2030		8,738	8,800,804
3.875%, 07/31/2030		44,674	44,991,805
3.875%, 08/31/2032		120,483	120,407,698
3.875%, 09/30/2032		26,850	26,823,779
3.875%, 08/15/2034		3,267	3,228,332
4.00%, 07/31/2029		28,040	28,368,594
4.00%, 02/28/2030		36,500	36,953,398
4.00%, 03/31/2030		33,270	33,678,077
4.125%, 09/30/2027(b)(c)		204,535	206,428,950
4.125%, 07/31/2028		88,642	89,826,607
4.125%, 03/31/2029		15,230	15,465,589
4.125%, 10/31/2029		10,148	10,316,869
4.125%, 02/29/2032		26,128	26,534,209
4.125%, 03/31/2032		37,794	38,369,768
4.125%, 05/31/2032		44,744	45,404,673
4.25%, 06/30/2029		1,039	1,060,105
4.25%, 05/15/2035		16,798	17,016,655
4.50%, 11/15/2033		3,262	3,380,606
4.625%, 04/30/2029		6,175	6,371,828
4.625%, 02/15/2035		16,200	16,892,297
4.875%, 10/31/2028		36,260	37,540,431

			1,121,350,396

Total Governments - Treasuries (cost $1,152,945,935)			1,159,061,739

ABFunds.com	AB Income Fund 1

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

MORTGAGE PASS-THROUGHS – 31.5%
Agency Fixed Rate 30-Year – 31.5%
Federal Home Loan Mortgage Corp. Series 2023 6.50%, 11/01/2053	U.S.$	1,724		$1,785,712
Series 2025 5.50%, 09/01/2055		3,713		3,752,389
Federal National Mortgage Association Series 1998 8.00%, 06/01/2028		0	**	65
Series 1999 7.50%, 11/01/2029		2		2,385
Series 2020 2.50%, 12/01/2050		76,662		65,207,051
Series 2022 3.00%, 03/01/2052		18,234		16,249,115
3.00%, 08/01/2052		11,987		10,650,875
Series 2024 3.00%, 07/01/2052		8,799		7,813,558
Government National Mortgage Association Series 2023 5.00%, 05/20/2053		6,511		6,527,569
5.00%, 09/20/2053		703		704,336
5.50%, 05/20/2053		26,287		26,650,925
5.50%, 08/20/2053		26,731		27,084,659
Series 2024 5.00%, 04/20/2054		2,903		2,900,072
Series 2025 2.00%, 11/01/2055, TBA		29,150		24,228,224
2.50%, 11/01/2055, TBA		29,325		25,389,940
4.50%, 11/01/2055, TBA		56,567		55,201,847
5.00%, 11/01/2055, TBA		22,585		22,513,206
5.50%, 11/01/2055, TBA		25,756		25,968,786
Uniform Mortgage-Backed Security Series 2025 2.00%, 11/01/2055, TBA		26,325		21,349,986
3.00%, 11/01/2055, TBA		91,074		80,678,868
3.50%, 11/01/2055, TBA		45,697		42,109,472
4.00%, 11/01/2055, TBA		62,569		59,352,480
4.50%, 11/01/2055, TBA		26,694		26,018,435
5.00%, 11/01/2055, TBA		75,966		75,592,301
5.50%, 11/01/2055, TBA		32,237		32,572,030
6.00%, 11/01/2055, TBA		43,643		44,633,684
6.50%, 11/01/2055, TBA		16,150		16,722,821

Total Mortgage Pass-Throughs (cost $709,450,934)				721,660,791

2 AB Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 16.4%
Industrial – 7.4%
Basic – 1.1%
Alpek SAB de CV 3.25%, 02/25/2031(a)	U.S.$	346	$294,117
4.25%, 09/18/2029(a)		1,307	1,218,647
Anglo American Capital PLC 2.625%, 09/10/2030(a)		707	648,114
2.875%, 03/17/2031(a)		3,700	3,394,861
AngloGold Ashanti Holdings PLC 3.75%, 10/01/2030		1,209	1,156,106
Celulosa Arauco y Constitucion SA 4.25%, 04/30/2029(a)(d)		1,355	1,325,786
Freeport Indonesia PT 4.763%, 04/14/2027(a)		964	967,191
Glencore Funding LLC 5.186%, 04/01/2030(a)		3,022	3,111,300
Nexa Resources SA 6.75%, 04/09/2034(a)(d)		2,066	2,198,018
Orbia Advance Corp. SAB de CV 2.875%, 05/11/2031(a)		3,275	2,682,651
7.50%, 05/13/2035(a)		821	813,611
Sociedad Quimica y Minera de Chile SA 4.25%, 05/07/2029(a)		704	701,015
5.50%, 09/10/2034(a)		800	809,600
6.50%, 11/07/2033(a)		1,016	1,090,935
Suzano Austria GmbH 6.00%, 01/15/2029		3,765	3,892,897

			24,304,849

Capital Goods – 0.2%
Entegris, Inc. 4.75%, 04/15/2029(a)		5,500	5,462,050

Communications - Media – 0.8%
DIRECTV Financing LLC/Directv Financing Co-Obligor, Inc. 5.875%, 08/15/2027(a)		1,103	1,102,294
10.00%, 02/15/2031(a)		1,171	1,170,977
Grupo Televisa SAB 4.625%, 01/30/2026(d)		1,290	1,283,066
8.50%, 03/11/2032		289	315,822
Meta Platforms, Inc. 5.50%, 11/15/2045		4,157	4,118,465
5.75%, 11/15/2065		4,290	4,245,298
Prosus NV 3.061%, 07/13/2031(a)		3,143	2,854,315
3.68%, 01/21/2030(a)		3,239	3,099,399

			18,189,636

ABFunds.com	AB Income Fund 3

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.1%
TELUS Corp. 6.625%, 10/15/2055	U.S.$	540	$558,565
7.00%, 10/15/2055		731	778,384

			1,336,949

Consumer Cyclical - Automotive – 1.1%
Ford Motor Co. 3.25%, 02/12/2032		9,159	7,981,519
Ford Motor Credit Co. LLC 6.05%, 03/05/2031		3,380	3,458,720
6.125%, 03/08/2034		1,474	1,489,610
Hyundai Capital America 4.55%, 09/26/2029(a)		2,007	2,011,014
5.25%, 01/08/2027(a)		949	959,002
5.30%, 06/24/2029(a)		2,780	2,854,532
5.35%, 03/19/2029(a)		4,737	4,863,810
Qnity Electronics, Inc. 5.75%, 08/15/2032(a)		1,396	1,419,983

			25,038,190

Consumer Cyclical - Entertainment – 0.1%
Carnival Corp. 4.00%, 08/01/2028(a)		2,838	2,792,138
5.125%, 05/01/2029(a)		101	102,220
5.75%, 03/15/2030(a)		18	18,542
Royal Caribbean Cruises Ltd. 5.50%, 08/31/2026(a)		82	82,256

			2,995,156

Consumer Cyclical - Other – 0.4%
Flutter Treasury DAC 4.00%, 06/04/2031(a)	EUR	977	1,126,635
5.00%, 04/29/2029(a)		179	213,339
5.875%, 06/04/2031(a)	U.S.$	642	650,834
6.125%, 06/04/2031(a)	GBP	407	539,643
6.375%, 04/29/2029(a)	U.S.$	347	359,468
GENM Capital Labuan Ltd. 3.882%, 04/19/2031(a)		1,673	1,514,902
JH North America Holdings, Inc. 5.875%, 01/31/2031(a)		66	67,226
6.125%, 07/31/2032(a)		300	307,893
Las Vegas Sands Corp. 5.625%, 06/15/2028		3,940	4,027,704
Resorts World Las Vegas LLC/RWLV Capital, Inc. 4.625%, 04/16/2029(a)		1,100	992,695
Sands China Ltd. 2.85%, 03/08/2029(e)		318	300,669

			10,101,008

4 AB Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.1%
Zhongsheng Group Holdings Ltd. 5.98%, 01/30/2028(a)	U.S.$	2,313	$2,335,690

Consumer Non-Cyclical – 0.7%
Altria Group, Inc. 5.25%, 08/06/2035		473	476,633
5.625%, 02/06/2035		4,764	4,927,834
BAT Capital Corp. 4.625%, 03/22/2033		1,805	1,785,001
7.75%, 10/19/2032		439	510,877
Cencosud SA 5.95%, 05/28/2031(a)		855	895,826
Imperial Brands Finance PLC 5.625%, 07/01/2035(a)		4,472	4,562,916
Viatris, Inc. 2.70%, 06/22/2030		3,560	3,219,165

			16,378,252

Energy – 2.0%
Continental Resources, Inc./OK 2.875%, 04/01/2032(a)		865	753,882
5.75%, 01/15/2031(a)		9,073	9,345,553
Eni SpA 5.75%, 05/19/2035(a)		5,735	5,993,878
Harbour Energy PLC 6.327%, 04/01/2035(a)		3,175	3,249,517
Occidental Petroleum Corp. 5.20%, 08/01/2029		3,682	3,759,396
ONEOK, Inc. 5.40%, 10/15/2035		5,500	5,521,505
Raizen Fuels Finance SA 5.70%, 01/17/2035(a)		993	793,159
6.25%, 07/08/2032(a)		1,488	1,269,599
6.45%, 03/05/2034(a)		1,554	1,317,986
6.70%, 02/25/2037(a)		3,175	2,659,063
Targa Resources Corp. 4.90%, 09/15/2030		1,091	1,106,383
5.65%, 02/15/2036		608	623,522
Var Energi ASA 5.875%, 05/22/2030(a)		2,782	2,894,949
6.50%, 05/22/2035(a)		1,255	1,333,977
8.00%, 11/15/2032(a)		1,436	1,656,742
Woodside Finance Ltd. 5.40%, 05/19/2030		3,374	3,464,389

			45,743,500

Technology – 0.3%
Baidu, Inc. 3.425%, 04/07/2030		225	218,419

ABFunds.com	AB Income Fund 5

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Lenovo Group Ltd. 3.421%, 11/02/2030(a)	U.S.$	509	$484,848
Oracle Corp. 5.20%, 09/26/2035		2,831	2,785,987
SK hynix, Inc. 5.50%, 01/16/2029(a)		2,000	2,068,440

			5,557,694

Transportation - Airlines – 0.3%
AS Mileage Plan IP Ltd. 5.021%, 10/20/2029(a)		1,881	1,878,780
5.308%, 10/20/2031(a)		4,101	4,088,697

			5,967,477

Transportation - Railroads – 0.1%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(a)		450	434,692
5.875%, 07/05/2034(a)		1,274	1,318,335

			1,753,027

Transportation - Services – 0.1%
Adani Ports & Special Economic Zone Ltd. 4.00%, 07/30/2027(a)		3,272	3,214,740

			168,378,218

Financial Institutions – 7.1%
Banking – 5.3%
AIB Group PLC 5.32%, 05/15/2031(a)		2,932	3,019,462
Ally Financial, Inc. 6.848%, 01/03/2030		2,409	2,541,615
6.992%, 06/13/2029		4,859	5,105,837
8.00%, 11/01/2031		75	85,280
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 5.621%, 12/10/2029(a)		728	755,984
Banco Santander SA 3.225%, 11/22/2032		200	182,248
4.175%, 03/24/2028		2,800	2,795,408
5.552%, 03/14/2028		800	812,904
6.921%, 08/08/2033		5,400	5,992,920
Bank Leumi Le-Israel BM 7.129%, 07/18/2033(a)		1,300	1,354,847
Bank of Ireland Group PLC 5.601%, 03/20/2030(a)		2,576	2,669,509
Barclays PLC 4.942%, 09/10/2030		2,380	2,417,842
5.674%, 03/12/2028		1,312	1,335,892
5.785%, 02/25/2036		1,348	1,409,442

6 AB Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BPCE SA 5.389%, 05/28/2031(a)	U.S.$	665	$681,312
5.876%, 01/14/2031(a)		2,640	2,756,371
CaixaBank SA 4.885%, 07/03/2031(a)		2,420	2,447,298
5.673%, 03/15/2030(a)		3,239	3,362,989
6.84%, 09/13/2034(a)		3,893	4,338,359
Capital One Financial Corp. 4.493%, 09/11/2031		2,404	2,385,874
7.624%, 10/30/2031		3,035	3,422,994
7.964%, 11/02/2034		2,530	2,983,275
Citigroup, Inc. 4.503%, 09/11/2031		2,033	2,035,562
4.952%, 05/07/2031		3,482	3,551,431
5.592%, 11/19/2034		1,814	1,856,357
5.827%, 02/13/2035		691	717,894
Credit Agricole SA 4.818%, 09/25/2033(a)		3,121	3,101,182
5.862%, 01/09/2036(a)		2,177	2,295,973
Deutsche Bank AG/New York NY 3.729%, 01/14/2032		6,196	5,830,870
4.95%, 08/04/2031		1,345	1,357,630
5.373%, 01/10/2029		1,855	1,892,285
HSBC Holdings PLC 4.619%, 11/06/2031		792	792,927
5.546%, 03/04/2030		4,880	5,056,656
7.399%, 11/13/2034		4,230	4,829,602
Lloyds Banking Group PLC 5.462%, 01/05/2028		1,262	1,279,315
Nationwide Building Society 5.537%, 07/14/2036(a)		753	775,665
NatWest Group PLC 3.032%, 11/28/2035		723	661,386
4.964%, 08/15/2030		3,835	3,907,290
6.475%, 06/01/2034		982	1,029,401
Santander UK Group Holdings PLC 4.32%, 09/22/2029		3,685	3,674,682
5.694%, 04/15/2031		2,923	3,047,666
Societe Generale SA 5.249%, 05/22/2029(a)		914	929,520
5.519%, 01/19/2028(a)		10,276	10,401,470
Standard Chartered PLC 5.545%, 01/21/2029(a)		3,051	3,124,071
Synchrony Financial 5.45%, 03/06/2031		2,885	2,933,208
5.935%, 08/02/2030		2,476	2,559,515
7.25%, 02/02/2033		350	370,636

ABFunds.com	AB Income Fund 7

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Toronto-Dominion Bank (The) 5.146%, 09/10/2034	U.S.$	1,362	$1,381,490

			122,251,346

Finance – 0.1%
CFAMC II Co., Ltd. Series E 4.875%, 11/22/2026(a)		498	500,159
Huarong Finance II Co., Ltd. Series E 4.625%, 06/03/2026(a)		630	630,063

			1,130,222

Insurance – 1.2%
Athene Global Funding 2.55%, 11/19/2030(a)		1,147	1,035,454
2.717%, 01/07/2029(a)		2,165	2,046,574
5.583%, 01/09/2029(a)		4,595	4,727,750
Centene Corp. 3.00%, 10/15/2030		5,634	5,038,712
Generali Series E 5.50%, 10/27/2047(a)	EUR	6,630	8,006,520
Hartford Insurance Group, Inc. (The) Series ICON 6.598% (CME Term SOFR 3 Month + 2.39%), 02/12/2047(a)(f)	U.S.$	3,275	3,112,691
MetLife Capital Trust IV 7.875% (CME Term SOFR 3 Month + 3.96%), 12/15/2067(a)(f)		3,719	4,161,561

			28,129,262

REITs – 0.5%
GLP Capital LP/GLP Financing II, Inc. 5.25%, 02/15/2033		2,508	2,510,282
InRetail Shopping Malls 5.65%, 10/16/2032(a)		810	812,487
Newmark Group, Inc. 7.50%, 01/12/2029		2,276	2,438,188
Omega Healthcare Investors, Inc. 5.20%, 07/01/2030		1,543	1,565,620
Trust Fibra Uno 4.869%, 01/15/2030(a)		3,412	3,333,098

			10,659,675

			162,170,505

Utility – 1.9%
Electric – 1.9%
Adani Transmission Step-One Ltd. 4.00%, 08/03/2026(a)		3,064	3,032,211

8 AB Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

AES Panama Generation Holdings SRL 4.375%, 05/31/2030(a)	U.S.$	1,298	$1,207,796
Alexander Funding Trust II 7.467%, 07/31/2028(a)		5,703	6,073,866
American Electric Power Co., Inc. 6.95%, 12/15/2054		1,582	1,725,835
Buffalo Energy Mexico Holdings/Buffalo Energy Infrastructure/Buffalo Energy 7.875%, 02/15/2039(a)		1,075	1,161,270
Chile Electricity PEC SpA Zero Coupon, 01/25/2028(a)		2,865	2,577,572
Cometa Energia SA de CV 6.375%, 04/24/2035(a)		723	752,741
Engie Energia Chile SA 6.375%, 04/17/2034(a)		1,354	1,439,478
FIEMEX Energia-Banco Actinver SA Institucion de Banca Multiple 7.25%, 01/31/2041(a)		415	438,758
Israel Electric Corp., Ltd. Series G 4.25%, 08/14/2028(a)		3,850	3,801,259
Kallpa Generacion SA 5.875%, 01/30/2032(a)		543	568,847
LG Energy Solution Ltd. 5.375%, 04/02/2030(a)		3,987	4,095,965
LLPL Capital Pte. Ltd. 6.875%, 02/04/2039(a)		1,587	1,658,130
6.875%, 02/04/2039(a)(d)		864	902,434
Minejesa Capital BV 4.625%, 08/10/2030(a)		2,967	2,956,291
Niagara Energy SAC 5.746%, 10/03/2034(a)		1,325	1,361,769
Public Service Co. of Colorado 5.15%, 09/15/2035		4,401	4,464,330
Virginia Electric & Power Co. Series C 4.90%, 09/15/2035		4,797	4,782,753
Vistra Operations Co. LLC 5.05%, 12/30/2026(a)		81	81,622

			43,082,927

Other Utility – 0.0%
Buffalo Energy Mexico Holdings/Buffalo Energy Infrastructure/Buffalo Energy 7.875%, 02/15/2039(a)		664	716,529

			43,799,456

Total Corporates - Investment Grade (cost $366,779,015)			374,348,179

ABFunds.com	AB Income Fund 9

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED LOAN OBLIGATIONS – 6.4%
CLO - Floating Rate – 6.4%
AGL CLO 44 Ltd. Series 2025-44A, Class A 5.103% (CME Term SOFR 3 Month + 1.15%), 10/22/2037(a)(f)	U.S.$	4,476	$4,481,022
AIMCO CLO Series 2017-AA, Class AR2 5.024% (CME Term SOFR 3 Month + 1.14%), 01/20/2038(a)(f)		5,000	4,990,995
AIMCO CLO 23 Ltd. Series 2025-23A, Class A 5.014% (CME Term SOFR 3 Month + 1.13%), 04/20/2038(a)(f)		3,600	3,599,939
Allegro CLO XI Ltd. Series 2019-2A, Class A1AR 5.134% (CME Term SOFR 3 Month + 1.25%), 01/19/2033(a)(f)		2,153	2,154,685
Series 2019-2A, Class BR 5.784% (CME Term SOFR 3 Month + 1.90%), 01/19/2033(a)(f)		2,479	2,481,604
Apidos CLO Lii Series 2025-52A, Class A1 5.014% (CME Term SOFR 3 Month + 1.13%), 04/20/2038(a)(f)		4,800	4,787,410
Apidos CLO XXX Series XXXA, Class A1AR 4.964% (CME Term SOFR 3 Month + 1.08%), 10/18/2031(a)(f)		1,515	1,515,309
Apidos Loan Fund Ltd. Series 2024-1A, Class A1R 5.377% (CME Term SOFR 3 Month + 1.25%), 10/25/2038(a)(f)		5,135	5,136,284
Bain Capital Credit CLO Ltd. Series 2021-4A, Class A1R 5.084% (CME Term SOFR 3 Month + 1.20%), 10/20/2034(a)(f)		5,176	5,184,866
Balboa Bay Loan Funding Ltd. Series 2021-1A, Class D 7.196% (CME Term SOFR 3 Month + 3.31%), 07/20/2034(a)(f)		2,750	2,703,993
Black Diamond CLO Ltd. Series 2016-1A, Class A2AR 5.87% (CME Term SOFR 3 Month + 2.01%), 04/26/2031(a)(f)		5,300	5,301,791
Dryden 113 CLO Ltd. Series 2022-113A, Class AR3 4.995% (CME Term SOFR 3 Month + 1.09%), 10/15/2037(a)(f)		5,250	5,256,022

10 AB Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Goldentree Loan Management US CLO 7 Ltd. Series 2020-7A, Class ARR 4.984% (CME Term SOFR 3 Month + 1.10%), 04/20/2034(a)(f)	U.S.$	4,500	$4,492,633
Goldentree Loan Management US CLO 8 Ltd. Series 2020-8A, Class ARR 5.034% (CME Term SOFR 3 Month + 1.15%), 10/20/2034(a)(f)		4,950	4,956,395
Golub Capital Partners CLO 77 B Ltd. Series 2024-77A, Class A1 5.108% (CME Term SOFR 3 Month + 1.25%), 01/25/2038(a)(f)		4,800	4,806,240
GREYWOLF CLO VI Ltd. Series 2018-1A, Class A2 5.75% (CME Term SOFR 3 Month + 1.89%), 04/26/2031(a)(f)		5,300	5,304,478
Halcyon Loan Advisors Funding Ltd. Series 2018-1A, Class A2 5.946% (CME Term SOFR 3 Month + 2.06%), 07/21/2031(a)(f)		1,826	1,826,686
Hartwick Park CLO Ltd. Series 2023-1A, Class AR 5.044% (CME Term SOFR 3 Month + 1.16%), 01/20/2037(a)(f)		5,000	4,999,915
Invesco CLO Ltd. Series 2021-2A, Class AR 5.005% (CME Term SOFR 3 Month + 1.10%), 07/15/2034(a)(f)		5,000	5,002,110
MidOcean Credit CLO XI Ltd. Series 2022-11A, Class A1R2 5.094% (CME Term SOFR 3 Month + 1.21%), 01/18/2036(a)(f)		5,000	4,998,240
Neuberger Berman Loan Advisers CLO 59 Ltd. Series 2024-59A, Class A1 5.15% (CME Term SOFR 3 Month + 1.29%), 01/23/2039(a)(f)		5,000	5,008,605
Oaktree CLO Ltd. Series 2024-28A, Class A 5.245% (CME Term SOFR 3 Month + 1.34%), 01/15/2038(a)(f)		5,000	5,011,210
OCP CLO Ltd. Series 2025-40A, Class A 5.034% (CME Term SOFR 3 Month + 1.14%), 04/16/2038(a)(f)		5,000	4,994,715
OZLM XVIII Ltd. Series 2018-18A, Class B 5.716% (CME Term SOFR 3 Month + 1.81%), 04/15/2031(a)(f)		5,450	5,477,522

ABFunds.com	AB Income Fund 11

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Pikes Peak CLO 12 Ltd. Series 2023-12A, Class AR 5.104% (CME Term SOFR 3 Month + 1.22%), 04/20/2038(a)(f)	U.S.$	3,600	$3,602,099
PPM CLO 8 Ltd. Series 2025-8A, Class A1 5.154% (CME Term SOFR 3 Month + 1.27%), 04/20/2038(a)(f)		5,000	5,005,725
Regatta XVI Funding Ltd. Series 2019-2A, Class A1R 5.105% (CME Term SOFR 3 Month + 1.20%), 01/15/2033(a)(f)		5,622	5,637,653
Silver Point CLO 8 Ltd. Series 2025-8A, Class A1 5.115% (CME Term SOFR 3 Month + 1.21%), 04/15/2038(a)(f)		5,000	5,006,455
Sixth Street CLO 27 Ltd. Series 2024-27A, Class A 5.222% (CME Term SOFR 3 Month + 1.34%), 01/17/2038(a)(f)		5,000	5,021,180
Trestles CLO IX Ltd. Series 2025-9A, Class A1 5.13% (CME Term SOFR 3 Month + 1.26%), 01/15/2039(a)(f)		3,249	3,249,949
VERDE CLO Ltd. Series 2019-1A, Class ARR 5.015% (CME Term SOFR 3 Month + 1.11%), 04/15/2032(a)(f)		3,576	3,573,196
Voya CLO Ltd. Series 2022-3A, Class A1R2 5.014% (CME Term SOFR 3 Month + 1.13%), 10/20/2036(a)(f)		5,389	5,382,248
Series 2024-7A, Class A1 5.194% (CME Term SOFR 3 Month + 1.31%), 01/20/2038(a)(f)		5,000	5,010,000

Total Collateralized Loan Obligations (cost $145,902,538)			145,961,174

CORPORATES - NON-INVESTMENT GRADE – 6.2%
Industrial – 5.4%
Basic – 0.2%
ASP Unifrax Holdings, Inc. 7.10% (7.10% Cash or 5.85% Cash and 1.25% PIK), 09/30/2029(a)(g)		491	185,740
Graphic Packaging International LLC 4.75%, 07/15/2027(a)		32	31,929

12 AB Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

INEOS Quattro Finance 2 PLC 8.50%, 03/15/2029(a)	EUR	3,768	$4,007,935
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2023(h)(i)(j)(k)(l)	U.S.$	1,407	– 0	–
Solstice Advanced Materials, Inc. 5.625%, 09/30/2033(a)		737	736,270

			4,961,874

Capital Goods – 0.4%
Bombardier, Inc. 6.00%, 02/15/2028(a)		4	4,008
6.75%, 06/15/2033(a)		2,230	2,340,675
Clean Harbors, Inc. 5.75%, 10/15/2033(a)		1,014	1,036,166
Efesto Bidco SpA Efesto US LLC Series XR 7.50%, 02/15/2032(a)		2,346	2,346,305
LSB Industries, Inc. 6.25%, 10/15/2028(a)(e)		1,402	1,384,994
Maxam Prill SARL 7.75%, 07/15/2030(a)		451	460,502
Trinity Industries, Inc. 7.75%, 07/15/2028(a)		1,163	1,205,275

			8,777,925

Communications - Media – 0.9%
AMC Networks, Inc. 10.25%, 01/15/2029(a)		2,206	2,316,741
Banijay Entertainment SAS 7.00%, 05/01/2029(a)	EUR	1,730	2,066,370
CSC Holdings LLC 11.75%, 01/31/2029(a)	U.S.$	1,298	1,023,356
LCPR Senior Secured Financing DAC 6.75%, 10/15/2027(a)		2,841	1,775,881
Neptune Bidco US, Inc. 9.29%, 04/15/2029(a)		2,309	2,280,022
Paramount Global 6.375%, 03/30/2062		1,669	1,645,367
Sinclair Television Group, Inc. 5.50%, 03/01/2030(a)		391	332,045
Univision Communications, Inc. 8.00%, 08/15/2028(a)		3,636	3,745,080
Versant Media Group, Inc. 7.25%, 01/30/2031(a)		585	596,519
Warnermedia Holdings, Inc. 4.279%, 03/15/2032		2,398	2,198,510
5.05%, 03/15/2042		2,973	2,385,535
5.141%, 03/15/2052		430	327,875

			20,693,301

ABFunds.com	AB Income Fund 13

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.2%
Altice France SA 6.50%, 03/15/2032(a)	U.S.$	1,528	$1,463,524
6.875%, 10/15/2030(a)		676	661,529
6.875%, 07/15/2032(a)		1,177	1,130,114
Fibercop SpA 6.00%, 09/30/2034(a)		1,080	1,026,885

			4,282,052

Consumer Cyclical - Automotive – 0.2%
Aston Martin Capital Holdings Ltd. 10.00%, 03/31/2029(a)		1,572	1,395,433
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024(i)(j)(k)(l)(m)		2,273	– 0	–
Exide Technologies (First Lien) 11.00%, 10/31/2024(i)(j)(k)(l)(m)		933	– 0	–
Goodyear Tire & Rubber Co. (The) 5.25%, 04/30/2031		10	9,221
6.625%, 07/15/2030		554	550,321
IHO Verwaltungs GmbH 8.75% (8.75% Cash or 9.50% PIK), 05/15/2028(a)(g)	EUR	506	611,104
Nissan Motor Acceptance Co. LLC 6.125%, 09/30/2030(a)	U.S.$	424	420,256
Qnity Electronics, Inc. 6.25%, 08/15/2033(a)		416	427,419
Tenneco, Inc. 8.00%, 11/17/2028(a)		1,997	1,992,547

			5,406,301

Consumer Cyclical - Entertainment – 0.2%
Lindblad Expeditions LLC 7.00%, 09/15/2030(a)		252	256,753
NCL Corp., Ltd. 5.875%, 01/15/2031(a)		734	733,985
6.25%, 09/15/2033(a)		353	356,700
Six Flags Entertainment Corp. 7.25%, 05/15/2031(a)		855	856,693
Viking Cruises Ltd. 5.875%, 10/15/2033(a)		1,710	1,736,214

			3,940,345

Consumer Cyclical - Other – 0.4%
Builders FirstSource, Inc. 6.75%, 05/15/2035(a)		2,609	2,739,685
Hilton Domestic Operating Co., Inc. 5.875%, 04/01/2029(a)		2,099	2,143,457
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc. 5.00%, 06/01/2029(a)		1,864	1,787,744

14 AB Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Marriott Ownership Resorts, Inc. 6.50%, 10/01/2033(a)	U.S.$	944	$929,953
Standard Building Solutions, Inc. 6.25%, 08/01/2033(a)		1,804	1,841,974

			9,442,813

Consumer Cyclical - Restaurants – 0.1%
1011778 BC ULC/New Red Finance, Inc. 6.125%, 06/15/2029(a)		2,338	2,402,248

Consumer Cyclical - Retailers – 0.4%
Advance Auto Parts, Inc. 7.00%, 08/01/2030(a)		2,910	2,945,124
7.375%, 08/01/2033(a)		1,457	1,474,979
Arko Corp. 5.125%, 11/15/2029(a)		845	708,085
Global Auto Holdings Ltd/AAG FH UK Ltd. 8.375%, 01/15/2029(a)		1,033	981,484
8.75%, 01/15/2032(a)		500	473,385
11.50%, 08/15/2029(a)		200	206,622
Kontoor Brands, Inc. 4.125%, 11/15/2029(a)		9	8,562
Park River Holdings, Inc. 8.00%, 03/15/2031(a)		376	386,968
PetSmart LLC/PetSmart Finance Corp. 7.50%, 09/15/2032(a)		708	707,802

			7,893,011

Consumer Non-Cyclical – 1.0%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 5.50%, 03/31/2031(a)		935	942,312
5.75%, 03/31/2034(a)		617	619,807
Amneal Pharmaceuticals LLC 6.875%, 08/01/2032(a)		535	560,675
Bausch & Lomb Corp. 8.375%, 10/01/2028(a)		4,317	4,511,265
CHS/Community Health Systems, Inc. 6.875%, 04/15/2029(a)		2,079	1,883,179
CVS Health Corp. 7.00%, 03/10/2055		3,261	3,427,181
Embecta Corp. 5.00%, 02/15/2030(a)		652	618,389
Global Medical Response, Inc. 7.375%, 10/01/2032(a)		185	193,619
Gruppo San Donato SpA 6.50%, 10/31/2031(a)	EUR	1,140	1,349,316
Mehilainen Yhtiot Oy 5.125%, 06/30/2032(a)		721	843,925

ABFunds.com	AB Income Fund 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MPH Acquisition Holdings LLC 5.75%, 12/31/2030(a)	U.S.$	266	$242,059
6.75%(6.00% Cash and 0.75% PIK), 03/31/2031(a)(e)(g)		2,294	1,969,467
11.50%(6.50% Cash and 5.00% PIK), 12/31/2030(a)(e)(g)		418	449,899
Neogen Food Safety Corp. 8.625%, 07/20/2030(a)		1,594	1,681,925
Newell Brands, Inc. 8.50%, 06/01/2028(a)		1,092	1,123,744
Opal Bidco SAS 5.50%, 03/31/2032(a)	EUR	1,126	1,346,957
Organon & Co./Organon Foreign Debt Co-Issuer BV 5.125%, 04/30/2031(a)	U.S.$	691	530,543
Owens & Minor, Inc. 6.625%, 04/01/2030(a)		168	127,873
Whirlpool Corp. 6.50%, 06/15/2033		306	298,616

			22,720,751

Energy – 1.0%
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.75%, 10/15/2033(a)		353	352,584
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.00%, 07/15/2029(a)		619	641,513
CITGO Petroleum Corp. 8.375%, 01/15/2029(a)		4,264	4,437,801
Civitas Resources, Inc. 8.375%, 07/01/2028(a)		2,280	2,354,716
CNX Resources Corp. 6.00%, 01/15/2029(a)		437	439,290
Howard Midstream Energy Partners LLC 6.625%, 01/15/2034(a)		390	401,981
Murphy Oil Corp. 6.00%, 10/01/2032		358	353,103
NFE Financing LLC 12.00%, 11/15/2029(a)		13,356	3,158,364
NGL Energy Operating LLC/NGL Energy Finance Corp. 8.125%, 02/15/2029(a)		2,055	2,101,155
8.375%, 02/15/2032(a)		697	712,494
Sunoco LP 5.625%, 03/15/2031(a)		452	452,235
7.00%, 05/01/2029(a)		350	363,643
7.875%, 09/18/2030(a)(n)		1,438	1,462,345

16 AB Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Venture Global LNG, Inc. 8.125%, 06/01/2028(a)	U.S.$	1,342	$1,382,461
9.00%, 09/30/2029(a)(n)		2,265	2,116,982
9.50%, 02/01/2029(a)		786	846,278
Weatherford International Ltd. 6.75%, 10/15/2033(a)		905	924,865

			22,501,810

Other Industrial – 0.0%
Velocity Vehicle Group LLC 8.00%, 06/01/2029(a)		457	448,312

Services – 0.1%
Allied Universal Holdco LLC 7.875%, 02/15/2031(a)		696	725,406
Belron UK Finance PLC 4.625%, 10/15/2029(a)	EUR	368	436,213
Monitronics International, Inc. 9.125%, 04/01/2020(i)(j)(l)(m)	U.S.$	1,835	– 0	–
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc. 5.50%, 05/15/2033(a)	EUR	866	1,031,176

			2,192,795

Technology – 0.1%
Amkor Technology, Inc. 5.875%, 10/01/2033(a)	U.S.$	265	269,714
Diebold Nixdorf, Inc. 7.75%, 03/31/2030(a)		405	430,475
Kioxia Holdings Corp. 6.25%, 07/24/2030(a)		760	784,996

			1,485,185

Transportation - Services – 0.2%
Hertz Corp. (The) 12.625%, 07/15/2029(a)		2,874	2,847,531
Loxam SAS 4.50%, 02/15/2027(a)	EUR	2,338	2,709,448

			5,556,979

			122,705,702

Financial Institutions – 0.7%
Banking – 0.2%
Bread Financial Holdings, Inc. 6.75%, 05/15/2031(a)	U.S.$	1,144	1,151,642
9.75%, 03/15/2029(a)		2,704	2,886,006

			4,037,648

Finance – 0.2%
Curo SPV LLC 13.00%, 08/21/2027(i)		1,185	1,173,473

ABFunds.com	AB Income Fund 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Enova International, Inc. 11.25%, 12/15/2028(a)	U.S.$	3,510	$3,726,181
Rfna LP 7.875%, 02/15/2030(a)		397	395,078

			5,294,732

Financial Services – 0.1%
Encore Capital Group, Inc. 6.625%, 04/15/2031(a)		2,265	2,247,220

Insurance – 0.1%
Ardonagh Finco Ltd. 6.875%, 02/15/2031(a)	EUR	1,099	1,313,151

REITs – 0.1%
Crossgates, Inc. 11.00%, 07/24/2026(i)(l)	U.S.$	1,845	1,816,925

			14,709,676

Utility – 0.1%
Electric – 0.1%
NRG Energy, Inc. 5.75%, 07/15/2029(a)		924	928,056
5.75%, 01/15/2034(a)		1,152	1,159,557
6.00%, 01/15/2036(a)		1,152	1,171,423

			3,259,036

Total Corporates - Non-Investment Grade (cost $150,736,795)			140,674,414

ASSET-BACKED SECURITIES – 3.5%
Other ABS - Fixed Rate – 2.0%
Avant Loans Funding Trust Series 2024-REV1, Class A 5.92%, 10/15/2033(a)		5,275	5,331,219
BHG Securitization Trust Series 2023-A, Class A 5.55%, 04/17/2036(a)		593	594,123
Castlelake Aircraft Structured Trust Series 2025-2A, Class A 5.465%, 08/15/2050(a)		3,948	3,989,877
Series 2025-3A, Class A 5.087%, 11/15/2050(a)(i)		4,608	4,607,856
Cherry Securitization Trust Series 2024-1A, Class A 5.70%, 04/15/2032(a)		7,550	7,590,262
Series 2025-1A, Class A 6.13%, 11/15/2032(a)		3,400	3,443,781
Navigator Aviation Ltd. Series 2025-1, Class A 5.107%, 10/15/2050(a)		4,127	4,086,316

18 AB Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

PK Alift Loan Funding 7 LP Series 2025-2, Class A 4.75%, 03/15/2043(a)	U.S.$	3,501	$3,507,445
Republic Finance Issuance Trust Series 2024-A, Class A 5.91%, 08/20/2032(a)		5,840	5,900,946
Series 2024-B, Class A 5.42%, 11/20/2037(a)		3,800	3,865,417
VFI ABS LLC Series 2025-1A, Class A 4.78%, 06/24/2030(a)		4,039	4,052,380

			46,969,622

Autos - Fixed Rate – 0.7%
ACM Auto Trust Series 2025-1A, Class A 5.38%, 06/20/2029(a)		895	892,349
Series 2025-3A, Class A 5.01%, 01/22/2030(a)		6,332	6,299,434
Flagship Credit Auto Trust Series 2019-4, Class E 4.11%, 03/15/2027(a)		1,182	1,180,888
Hertz Vehicle Financing III LLC Series 2024-1A, Class A 5.44%, 01/25/2029(a)		3,486	3,555,813
Lendbuzz Securitization Trust Series 2023-1A, Class A2 6.92%, 08/15/2028(a)		1,670	1,687,501
Tricolor Auto Securitization Trust Series 2024-3A, Class A 5.22%, 06/15/2028(j)(k)(o)		2,185	1,933,607

			15,549,592

Other ABS - Floating Rate – 0.5%
Capital Street Master Trust Series 2024-1, Class A 5.549% (CME Term SOFR + 1.35%), 10/16/2028(a)(f)		1,749	1,756,828
Gracie Point International Funding LLC Series 2025-1A, Class A 5.815% (CME Term SOFR + 1.50%), 08/15/2028(a)(f)		5,500	5,497,560
Pagaya AI Debt Series 2024-S1, Class ABC 7.293%, 09/15/2031(a)(i)		3,100	3,125,486

			10,379,874

Credit Cards - Fixed Rate – 0.3%
Continental Finance Credit Card ABS Master Trust Series 2024-A, Class A 5.78%, 12/15/2032(a)		5,050	5,117,732

ABFunds.com	AB Income Fund 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Mission Lane Credit Card Master Trust Series 2025-A, Class A 5.80%, 05/15/2030(a)	U.S.$	2,270	$2,291,915

			7,409,647

Total Asset-Backed Securities (cost $80,024,408)			80,308,735

EMERGING MARKETS - CORPORATE BONDS – 2.0%
Industrial – 1.8%
Basic – 1.0%
Braskem Idesa SAPI 6.99%, 02/20/2032(a)		912	585,960
7.45%, 11/15/2029(a)		3,551	2,290,395
Braskem Netherlands Finance BV 4.50%, 01/10/2028(a)		6,855	3,076,181
8.50%, 01/12/2031(a)		1,636	681,230
CSN Inova Ventures 6.75%, 01/28/2028(a)		1,286	1,190,193
CSN Resources SA 4.625%, 06/10/2031(a)		2,093	1,638,610
Indika Energy Tbk PT 8.75%, 05/07/2029(a)		1,041	1,042,301
Inversiones CMPC SA 6.70%, 12/09/2057(a)		1,252	1,264,896
Nickel Industries Ltd. 9.00%, 09/30/2030(a)		709	731,156
Sasol Financing USA LLC 8.75%, 05/03/2029(a)		4,562	4,632,711
Stillwater Mining Co. 4.00%, 11/16/2026(a)		3,347	3,311,438
Vedanta Resources Finance II PLC 9.475%, 07/24/2030(a)		1,655	1,675,688
9.85%, 04/24/2033(a)		1,601	1,623,014

			23,743,773

Capital Goods – 0.0%
Ambipar Lux SARL 10.875%, 02/05/2033(a)(j)(o)		2,817	521,145

Communications - Media – 0.1%
Globo Comunicacao e Participacoes S/A 4.875%, 01/22/2030(a)		1,146	1,112,697

Communications - Telecommunications – 0.0%
Digicel Group Holdings Ltd. Zero Coupon, 12/31/2030(i)(k)(l)		89	889

20 AB Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.1%
Melco Resorts Finance Ltd. 5.375%, 12/04/2029(a)	U.S.$	918	$901,246
6.50%, 09/24/2033(a)		714	715,692
Studio City Co., Ltd. 7.00%, 02/15/2027(a)		336	337,304
Wynn Macau Ltd. 6.75%, 02/15/2034(a)		858	864,924

			2,819,166

Consumer Non-Cyclical – 0.1%
Biocon Biologics Global PLC 6.67%, 10/09/2029(a)		1,804	1,781,946

Energy – 0.5%
Ecopetrol SA 4.625%, 11/02/2031		1,138	1,017,827
5.875%, 05/28/2045		1,152	881,050
6.875%, 04/29/2030		3,520	3,595,152
8.375%, 01/19/2036		756	782,347
8.625%, 01/19/2029		612	660,195
Gran Tierra Energy, Inc. 9.50%, 10/15/2029(a)		1,647	1,333,115
Medco Cypress Tree Pte. Ltd. 8.625%, 05/19/2030(a)		758	802,911
SierraCol Energy Andina LLC 6.00%, 06/15/2028(a)		602	589,960
Threelands Energy Ltd. SARL 7.45%, 10/20/2035(a)		680	679,286

			10,341,843

Services – 0.0%
Bidvest Group UK PLC (The) 6.20%, 09/17/2032(a)		200	202,750

			40,524,209

Utility – 0.2%
Electric – 0.2%
India Clean Energy Holdings 4.50%, 04/18/2027(a)		911	890,958
Limak Yenilenebilir Enerji AS 9.625%, 08/12/2030(a)		1,071	1,057,947
Orazul Energy Peru SA 6.25%, 09/17/2032(a)		567	574,331
Zorlu Enerji Elektrik Uretim AS 11.00%, 04/23/2030(a)		1,281	1,148,020

			3,671,256

Other Utility – 0.0%
Energuate Trust 2 0 6.35%, 09/15/2035(a)		423	422,577

			4,093,833

ABFunds.com	AB Income Fund 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 0.0%
Finance – 0.0%
Sammaan Capital Ltd. 7.50%, 10/16/2030(a)	U.S.$	1,088	$1,097,857

Total Emerging Markets - Corporate Bonds (cost $53,553,129)			45,715,899

AGENCIES – 1.4%
Agency Debentures – 1.4%
Federal Home Loan Banks 5.50%, 07/15/2036		8,695	9,547,023
Federal Home Loan Mortgage Corp. 6.25%, 07/15/2032(d)		10,400	11,827,843
6.75%, 03/15/2031		4,000	4,576,880
Series GDIF 6.75%, 09/15/2029		4,606	5,120,987

Total Agencies (cost $33,010,909)			31,072,733

EMERGING MARKETS - SOVEREIGNS – 1.2%
Angola – 0.2%
Angolan Government International Bond 8.00%, 11/26/2029(a)		4,892	4,683,012

Dominican Republic – 0.3%
Dominican Republic International Bond 4.50%, 01/30/2030(a)		5,298	5,181,444
8.625%, 04/20/2027(a)		549	569,933

			5,751,377

El Salvador – 0.2%
Comision Ejecutiva Hidroelectrica del Rio Lempa 8.65%, 01/24/2033(a)		2,204	2,332,383
El Salvador Government International Bond 8.625%, 02/28/2029(a)		1,330	1,417,115
9.25%, 04/17/2030(a)		946	1,025,209

			4,774,707

Ivory Coast – 0.1%
Ivory Coast Government International Bond 5.75%, 12/31/2032(a)(e)		1,225	1,227,367
6.375%, 03/03/2028(a)		1,073	1,089,562

			2,316,929

22 AB Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Senegal – 0.1%
Senegal Government International Bond 4.75%, 03/13/2028(a)	EUR	1,465	$1,420,562
6.25%, 05/23/2033(a)	U.S.$	1,185	841,350
Series 7Y 7.75%, 06/10/2031(a)		1,340	1,055,920

			3,317,832

Turkey – 0.2%
Hazine Mustesarligi Varlik Kiralama AS 6.75%, 09/01/2030(a)		3,198	3,321,747
Turkiye Government International Bond 6.95%, 09/16/2035		1,152	1,166,400
Series 10Y 5.25%, 03/13/2030		912	900,372

			5,388,519

Ukraine – 0.1%
Ukraine Government International Bond 0.00%, 02/01/2030(a)(e)		214	112,828
0.00%, 02/01/2035(a)(e)		464	235,948
4.50%, 02/01/2035(a)(e)		1,187	658,983
4.50%, 02/01/2036(a)(e)		1,242	681,492

			1,689,251

Uzbekistan – 0.0%
Republic of Uzbekistan International Bond 5.375%, 02/20/2029(a)		440	443,194

Total Emerging Markets - Sovereigns (cost $28,122,002)			28,364,821

QUASI-SOVEREIGNS – 1.2%
Quasi-Sovereign Bonds – 1.2%
Azerbaijan – 0.1%
Southern Gas Corridor CJSC 6.875%, 03/24/2026(a)		1,955	1,970,034

Brazil – 0.1%
Caixa Economica Federal 5.625%, 05/13/2030(a)		1,744	1,765,533

Hungary – 0.0%
MFB Magyar Fejlesztesi Bank Zrt 6.50%, 06/29/2028(a)		280	294,176

Kazakhstan – 0.1%
Development Bank of Kazakhstan JSC 5.25%, 10/23/2029(a)		974	998,350
5.625%, 04/07/2030(a)		1,190	1,228,080

			2,226,430

ABFunds.com	AB Income Fund 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Mexico – 0.7%
Comision Federal de Electricidad 4.688%, 05/15/2029(a)	U.S.$	3,231	$3,180,920
4.75%, 02/23/2027(a)		2,180	2,186,845
5.70%, 01/24/2030(a)		1,320	1,338,150
Petroleos Mexicanos 5.50%, 06/27/2044		1,713	1,322,230
5.625%, 01/23/2046		1,872	1,436,760
6.375%, 01/23/2045		3,602	2,919,781
8.75%, 06/02/2029		3,503	3,782,555

			16,167,241

South Africa – 0.1%
Transnet/South Africa 8.25%, 02/06/2028(a)		1,294	1,366,386

Trinidad & Tobago – 0.0%
Trinidad Generation UnLtd. 7.75%, 06/16/2033(a)		747	782,856

Turkey – 0.1%
TC Ziraat Bankasi AS 7.25%, 02/04/2030(a)		1,901	1,955,654
Turkiye Ihracat Kredi Bankasi AS 6.875%, 07/03/2028(a)		845	866,970

			2,822,624

Total Quasi-Sovereigns (cost $25,809,904)			27,395,280

COLLATERALIZED MORTGAGE OBLIGATIONS – 1.1%
Risk Share Floating Rate – 0.7%
Connecticut Avenue Securities Trust Series 2022-R03, Class 1M2 7.683% (CME Term SOFR + 3.50%), 03/25/2042(a)(f)		2,657	2,745,238
Series 2023-R05, Class 1M1 6.083% (CME Term SOFR + 1.90%), 06/25/2043(a)(f)		2,786	2,813,370
Series 2023-R07, Class 2M1 6.133% (CME Term SOFR + 1.95%), 09/25/2043(a)(f)		1,547	1,557,474
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2016-DNA1, Class B 14.297% (CME Term SOFR + 10.11%), 07/25/2028(f)		2,208	2,248,538

24 AB Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2023-HQA2, Class M1A 6.183% (CME Term SOFR + 2.00%), 06/25/2043(a)(f)	U.S.$	1,085	$1,087,561
Series 2023-HQA3, Class A1 6.033% (CME Term SOFR + 1.85%), 11/25/2043(a)(f)		1,674	1,690,221
Federal National Mortgage Association Connecticut Avenue Securities Series 2016-C01, Class 2M2 11.247% (CME Term SOFR + 7.06%), 08/25/2028(f)		101	102,955
Series 2016-C02, Class 1M2 10.297% (CME Term SOFR + 6.11%), 09/25/2028(f)		246	248,577
Series 2016-C05, Class 2B 15.047% (CME Term SOFR + 10.86%), 01/25/2029(f)		2,708	2,870,967
Series 2016-C07, Class 2B 13.797% (CME Term SOFR + 9.61%), 05/25/2029(f)		1,177	1,263,183
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 9.547% (CME Term SOFR + 5.36%), 11/25/2025(a)(f)		173	181,053

			16,809,137

Agency Floating Rate – 0.4%
Federal Home Loan Mortgage Corp. REMICS Series 3119, Class PI 2.852% (7.09% – CME Term SOFR), 02/15/2036(f)(p)		542	61,329
Series 3856, Class KS 2.202% (6.44% – CME Term SOFR), 05/15/2041(f)(p)		2,991	319,580
Series 4248, Class SL 1.702% (5.94% – CME Term SOFR), 05/15/2041(f)(p)		311	22,996
Series 4372, Class JS 1.752% (5.99% – CME Term SOFR), 08/15/2044(f)(p)		1,946	212,668
Series 4570, Class ST 1.652% (5.89% – CME Term SOFR), 04/15/2046(f)(p)		892	105,536
Series 4735, Class SA 1.852% (6.09% – CME Term SOFR), 12/15/2047(f)(p)		4,338	535,567
Series 4763, Class SB 2.652% (6.89% – CME Term SOFR), 03/15/2048(f)(p)		6,503	1,029,824

ABFunds.com	AB Income Fund 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 4774, Class BS 1.852% (6.09% – CME Term SOFR), 02/15/2048(f)(p)	U.S.$	3,056	$385,179
Series 4774, Class SL 1.852% (6.09% – CME Term SOFR), 04/15/2048(f)(p)		4,210	494,698
Series 4927, Class SJ 1.753% (5.94% – CME Term SOFR), 11/25/2049(f)(p)		1,751	195,263
Federal National Mortgage Association REMICS Series 2013-4, Class ST 1.853% (6.04% – CME Term SOFR), 02/25/2043(f)(p)		1,349	167,088
Series 2014-88, Class BS 1.853% (6.04% – CME Term SOFR), 01/25/2045(f)(p)		1,081	117,376
Series 2015-90, Class SA 1.853% (6.04% – CME Term SOFR), 12/25/2045(f)(p)		9,484	1,040,984
Series 2016-69, Class DS 1.803% (5.99% – CME Term SOFR), 10/25/2046(f)(p)		10,764	778,711
Series 2017-49, Class SP 1.853% (6.04% – CME Term SOFR), 07/25/2047(f)(p)		1,218	160,620
Series 2018-32, Class SB 1.903% (6.09% – CME Term SOFR), 05/25/2048(f)(p)		2,322	292,178
Series 2018-45, Class SL 1.903% (6.09% – CME Term SOFR), 06/25/2048(f)(p)		1,726	222,229
Series 2018-57, Class SL 1.903% (6.09% – CME Term SOFR), 08/25/2048(f)(p)		4,704	613,584
Series 2018-58, Class SA 1.903% (6.09% – CME Term SOFR), 08/25/2048(f)(p)		2,307	307,111
Series 2018-59, Class HS 1.903% (6.09% – CME Term SOFR), 08/25/2048(f)(p)		5,395	640,356
Series 2019-25, Class SA 1.753% (5.94% – CME Term SOFR), 06/25/2049(f)(p)		2,132	241,732
Series 2019-60, Class SJ 1.753% (5.94% – CME Term SOFR), 10/25/2049(f)(p)		2,032	233,480

			8,178,089

26 AB Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Non-Agency Fixed Rate – 0.0%
Alternative Loan Trust Series 2006-24CB, Class A15 5.75%, 08/25/2036	U.S.$	775	$377,513
CHL Mortgage Pass-Through Trust Series 2007-3, Class A30 5.75%, 04/25/2037		438	191,270
Series 2007-HY4, Class 1A1 4.533%, 09/25/2047		123	110,092
Citigroup Mortgage Loan Trust Series 2007-AR4, Class 1A1A 4.627%, 03/25/2037		69	57,433
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 6.096%, 12/28/2037		345	312,765

			1,049,073

Non-Agency Floating Rate – 0.0%
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 4.356% (CME Term SOFR 1 Month + 0.36%), 04/25/2037(f)		319	71,170
Lehman XS Trust Series 2007-10H, Class 2AIO 2.751% (6.89% – CME Term SOFR 1 Month), 07/25/2037(f)(p)		139	18,453

			89,623

Agency Fixed Rate – 0.0%
Federal National Mortgage Association REMICS Series 2016-26, Class IO 5.00%, 05/25/2046(q)		212	29,033

Total Collateralized Mortgage Obligations (cost $25,761,575)			26,154,955

GOVERNMENTS - SOVEREIGN BONDS – 0.9%
Chile – 0.1%
Chile Electricity Lux MPC II SARL 5.672%, 10/20/2035(a)		638	661,128

Colombia – 0.2%
Colombia Government International Bond 3.125%, 04/15/2031		903	793,286
7.375%, 04/25/2030		2,059	2,208,277
8.00%, 11/14/2035		2,009	2,192,321

			5,193,884

ABFunds.com	AB Income Fund 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Mexico – 0.1%
Mexico Government International Bond 5.375%, 03/22/2033	U.S.$	1,279	$1,280,279

Panama – 0.2%
Panama Notas del Tesoro 3.75%, 04/17/2026		5,027	4,994,576

Romania – 0.3%
Romanian Government International Bond 5.75%, 09/16/2030(a)		2,548	2,607,241
5.75%, 03/24/2035(a)		4,836	4,727,190

			7,334,431

Trinidad & Tobago – 0.0%
Trinidad & Tobago Government International Bond 4.50%, 08/04/2026(a)		484	479,310

Total Governments - Sovereign Bonds (cost $19,661,286)			19,943,608

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.4%
Non-Agency Fixed Rate CMBS – 0.4%
Bank of America Merrill Lynch Commercial Mortgage Trust Series 2016-UB10, Class C 4.819%, 07/15/2049		372	358,498
Barclays Commercial Mortgage Trust Series 2019-C3, Class XA 1.308%, 05/15/2052(q)		10,180	368,578
CD Mortgage Trust Series 2017-CD3, Class XA 0.977%, 02/10/2050(q)		12,379	111,132
CFCRE Commercial Mortgage Trust Series 2016-C4, Class XA 1.498%, 05/10/2058(q)		7,036	16,379
CSAIL Commercial Mortgage Trust Series 2019-C15, Class B 4.476%, 03/15/2052		960	908,217
GS Mortgage Securities Trust Series 2011-GC5, Class C 5.167%, 08/10/2044(a)		375	338,967
Series 2011-GC5, Class D 5.167%, 08/10/2044(a)		4,025	2,957,874
Series 2016-GS3, Class XA 1.16%, 10/10/2049(q)		26,903	107,951
Series 2019-GC39, Class XA 1.084%, 05/10/2052(q)		11,706	376,287

28 AB Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-LC9, Class G 3.57%, 12/15/2047(a)	U.S.$	831	$485,980
Series 2016-JP2, Class XA 1.762%, 08/15/2049(q)		11,477	29,368
LCCM Series 2017-LC26, Class XA 1.503%, 07/12/2050(a)(q)		30,264	489,266
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C9, Class D 3.797%, 05/15/2046(a)		680	622,970
Series 2015-C22, Class XA 0.52%, 04/15/2048(q)		1,756	18
UBS Commercial Mortgage Trust Series 2017-C1, Class XA 1.455%, 06/15/2050(q)		5,694	84,038
Series 2019-C16, Class XA 1.517%, 04/15/2052(q)		13,630	499,671
UBS-Barclays Commercial Mortgage Trust Series 2013-C5, Class B 3.649%, 03/10/2046(a)		1,033	1,002,368
Series 2013-C5, Class C 3.72%, 03/10/2046(a)		782	722,396
Wells Fargo Commercial Mortgage Trust Series 2016-C36, Class XA 1.155%, 11/15/2059(q)		39,272	213,936
Series 2016-LC24, Class XA 1.599%, 10/15/2049(q)		23,211	184,771
Series 2016-LC25, Class XA 0.813%, 12/15/2059(q)		14,972	82,075

			9,960,740

Agency CMBS – 0.0%
Government National Mortgage Association Series 2006-32, Class XM 0.158%, 11/16/2045(q)		31	– 0	–

Total Commercial Mortgage-Backed Securities (cost $11,574,565)			9,960,740

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 0.4%
United States – 0.4%
Texas Department of Transportation State Highway Fund (Texas Dept. of Transportation State Highway Fund) Series 2010-B 5.178%, 04/01/2030		2,560	2,614,627

ABFunds.com	AB Income Fund 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Catholic Bishop of Chicago/The) Series 2021 5.75%, 07/25/2041(k)	U.S.$	6,915	$6,445,072

Total Local Governments - US Municipal Bonds (cost $9,475,000)			9,059,699

		Shares
PREFERRED STOCKS – 0.2%
Industrials – 0.2%
Auto Components – 0.2%
Energy Technology 0.00%(i)(j)(l)		3,093	3,324,975

Technology – 0.0%
Veritas US, Inc. 0.00%(i)(j)(k)		1,336	31,396

Total Preferred Stocks (cost $2,346,857)			3,356,371

		Principal Amount (000)
BANK LOANS – 0.1%
Financial Institutions – 0.1%
Financial Services – 0.1%
Colossus Acquireco LLC 5.870% (SOFR 4 + 1.75%), 07/30/2032(r)	U.S.$	1,890	1,880,550

Industrial – 0.0%
Technology – 0.0%
Clover Holdings SPV III LLC 15.000%, 12/09/2027(i)		29	30,034
Loyalty Ventures, Inc. 14.000% (PRIME 3 Month + 5.50%), 11/03/2027(i)(j)(l)(o)(r)		4,133	30,999
Peraton Corp. 7.690% (CME Term SOFR 3 Month + 3.75%), 02/01/2028(r)		1,551	1,334,755
Veritas US, Inc. 4.500% (PIK Interest 4 + 4.50%), 12/09/2029(r)		31	31,266
12.002% (CME Term SOFR 3 Month + 8.00%), 12/09/2029(r)		31	31,266

			1,458,320

Total Bank Loans (cost $7,626,882)			3,338,870

30 AB Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

COMMON STOCKS – 0.1%
Financials – 0.1%
Financial Services – 0.1%
Curo Group Holdings LLC(i)(j)		135,587	$1,050,799

Communication Services – 0.0%
Diversified Telecommunication Services – 0.0%
Altice France SA/LuxCo3(i)(j)(l)		19,875	333,325
Paysafe Ltd.(j)		8,409	92,583

			425,908

Consumer Discretionary – 0.0%
Automobile Components – 0.0%
Energy Technology(i)(j)(l)		497	186,375

Energy – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
New Fortress Energy, Inc.(j)		106,620	137,540

Industrials – 0.0%
Consumer Non-Cyclical – 0.0%
AG Tracker(i)(j)(l)		45,030	– 0	–

Transportation Infrastructure – 0.0%
Spirit Airlines LLC(j)		51,999	18,720

			18,720

Consumer Staples – 0.0%
Household Products – 0.0%
Southeastern Grocers, Inc.(i)(j)(l)(m)		71,086	2,843

Total Common Stocks (cost $4,131,604)			1,822,185

		Principal Amount (000)
GOVERNMENTS - SOVEREIGN AGENCIES – 0.0%
Kazakhstan – 0.0%
Baiterek National Managing Holding JSC 5.45%, 05/08/2028(a) (cost $1,026,220)	U.S.$	1,031	1,050,589

		Shares
SHORT-TERM INVESTMENTS – 0.3%
Investment Companies – 0.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 3.96%(s)(t)(u) (cost $6,175,554)		6,175,554	6,175,554

Total Investments – 123.9% (cost $2,834,115,112)			2,835,426,336
Other assets less liabilities – (23.9)%			(546,632,405)

Net Assets – 100.0%			$2,288,793,931

ABFunds.com	AB Income Fund 31

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
Australian 10 Yr Bond Futures	583	December 2025	$43,338,269	$50,614
Euro-BTP Futures	320	December 2025	44,789,215	886,211
Euro-OAT Futures	298	December 2025	42,101,534	378,062
U.S. Long Bond (CBT) Futures	917	December 2025	107,575,563	387,021
U.S. T-Note 2 Yr (CBT) Futures	22	December 2025	4,581,329	(716)
U.S. T-Note 5 Yr (CBT) Futures	626	December 2025	68,366,047	(494,994)
U.S. T-Note 10 Yr (CBT) Futures	293	December 2025	33,012,859	(135,203)

Sold Contracts
Canadian 10 Yr Bond Futures	520	December 2025	45,513,672	(766,984)
Euro-Bund Futures	274	December 2025	40,864,741	(333,225)
Japan 10 Yr Bond (OSE) Futures	52	December 2025	45,902,797	105,507
Long Gilt Futures	321	December 2025	39,479,328	(1,136,866)
U.S. 10 Yr Ultra Futures	1,744	December 2025	201,404,750	(921,496)
U.S. Ultra Bond (CBT) Futures	81	December 2025	9,823,781	(12,410)

				$(1,994,479)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America NA	CAD	2,911	USD	2,109	11/14/2025	$32,900
Barclays Capital, Inc.	EUR	4,032	USD	4,736	11/21/2025	84,184
Societe Generale	EUR	40,676	USD	47,996	11/21/2025	1,065,693
State Street Bank & Trust Co.	NZD	392	USD	228	11/07/2025	3,780
State Street Bank & Trust Co.	EUR	11,552	USD	13,581	11/21/2025	252,544

						$1,439,101

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2025	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
CDX-NAIG Series 45, 5 Year Index, 12/20/2030*	(1.00)%	Quarterly	0.53%	USD	222	$(231,180)	$(222,347)	$(8,833)
iTraxx Australia Series 44, 5 Year Index, 12/20/2030*	(1.00)	Quarterly	0.66	USD	1,101	(1,194,293)	(1,101,165)	(93,128)
United Mexican States, 4.150%, 03/28/2027, 12/20/2030*	(1.00)	Quarterly	0.92	USD	18	(30,034)	18,382	(48,416)

Sale Contracts
CDX-NAHY Series 45, 5 Year Index, 12/20/2030*	5.00	Quarterly	3.29	USD	4,713	4,905,324	4,713,341	191,983

						$3,449,817	$3,408,211	$41,606

*	Termination date

32 AB Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
NZD	46,430	07/04/2035	3 Month BKBM	4.045%	Quarterly/Semi-Annual	$1,202,757	$	– 0	–	$1,202,757
NZD	23,390	10/06/2035	3 Month BKBM	3.710%	Quarterly/Semi-Annual	63,955		– 0	–	63,955

						$1,266,712	$	– 0	–	$1,266,712

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)	Maturity Date	Unrealized Appreciation (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs International
GSVLSUT3	FedFundEffective minus 1.20%	Maturity	USD 574	03/25/2026	$121,936

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Currency	Principal Amount (000)	Interest Rate	Maturity		U.S. $ Value at October 31, 2025
HSBC Securities (USA), Inc.†	USD	12,012	3.60%	– 0	–	$12,014,402
Jefferies LLC†	USD	171	2.50%	– 0	–	172,046
Nomura UK†	USD	227	0.00%	– 0	–	228,209
Nomura UK†	USD	2,170	3.25%	– 0	–	2,177,429
Standard Chartered Bank†	USD	1,338	1.25%	– 0	–	1,342,811

						$15,934,897

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on October 31, 2025.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statements of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days			31-90 Days			Greater than 90 Days			Total
Agencies	$12,014,402	$	– 0	–	$	– 0	–	$	– 0	–	$12,014,402
Corporates – Investment Grade	3,920,495		– 0	–		– 0	–		– 0	–	3,920,495

Total	$15,934,897	$	– 0	–	$	– 0	–	$	– 0	–	$15,934,897

**	Principal amount less than 500.

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2025, the aggregate market value of these securities amounted to $707,345,759 or 30.9% of net assets.

(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open centrally cleared swaps.

ABFunds.com	AB Income Fund 33

PORTFOLIO OF INVESTMENTS (continued)

(c)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(d)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(e)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2025.

(f)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2025.

(g)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at October 31, 2025.

(h)	Defaulted matured security.

(i)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(j)	Non-income producing security.

(k)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.36% of net assets as of October 31, 2025, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
Digicel Group Holdings Ltd. Zero Coupon, 12/31/2030	11/16/2023	$13,912		$889		0.00%
Exide Technologies (Exchange Priority) 11.00%, 10/31/2024	10/26/2020	– 0	–	– 0	–	0.00%
Exide Technologies (First Lien) 11.00%, 10/31/2024	06/21/2019 - 12/01/2019	692,006		– 0	–	0.00%
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2023	02/19/2015	861,787		– 0	–	0.00%
Tricolor Auto Securitization Trust Series 2024-3A, Class A 5.22%, 06/15/2028	09/18/2025	2,016,803		1,933,607		0.08%
Veritas US, Inc.	12/09/2024	20,921		31,396		0.00%
Wisconsin Public Finance Authority (Catholic Bishop of Chicago/The) Series 2021 5.75%, 07/25/2041	08/03/2021	6,915,000		6,445,072		0.28%

(l)	Fair valued by the Adviser.

(m)	Escrow shares.

(n)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(o)	Defaulted.

(p)	Inverse interest only security.

(q)	IO – Interest Only.

(r)	The stated coupon rate represents the greater of the SOFR or an alternate base rate such as the PRIME or the SOFR/PRIME floor rate plus a spread at October 31, 2025.

(s)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(t)	The rate shown represents the 7-day yield as of period end.

(u)	Affiliated investments.

34 AB Income Fund	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviations:

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

NZD – New Zealand Dollar

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

BKBM – Bank Bill Benchmark (New Zealand)

BTP – Buoni del Tesoro Poliennali

CBT – Chicago Board of Trade

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CJSC – Closed Joint Stock Company

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Merchantile Exchange

JSC – Joint Stock Company

OAT – Obligations Assimilables du Trésor

OSE – Osaka Securities Exchange

PRIME – US Bank Prime Loan Rate

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

SOFR – Secured Overnight Financing Rate

TBA – To Be Announced

See notes to financial statements.

ABFunds.com	AB Income Fund 35

STATEMENT OF ASSETS & LIABILITIES

October 31, 2025

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,827,939,558)	$2,829,250,782
Affiliated issuers (cost $6,175,554)	6,175,554
Cash	1,539,882
Cash collateral due from broker	222,703
Foreign currencies, at value (cost $1,437,384)	1,472,910
Unaffiliated interest and dividends receivable	20,815,044
Receivable for investment securities sold	19,139,814
Receivable for capital stock sold	2,445,057
Unrealized appreciation on forward currency exchange contracts	1,439,101
Receivable for terminated total return swaps	354,666
Unrealized appreciation on total return swaps	121,936
Affiliated dividends receivable	70,141
Receivable due from Adviser	648

Total assets	2,883,048,238

Liabilities
Payable for investment securities purchased	568,534,423
Payable for reverse repurchase agreements	15,934,897
Payable for capital stock redeemed	5,318,295
Cash collateral due to broker	1,847,000
Advisory fee payable	868,663
Dividends payable	415,445
Foreign capital gains tax payable	404,919
Payable for terminated total return swaps	324,714
Distribution fee payable	70,772
Administrative fee payable	57,672
Payable for variation margin on futures	31,521
Transfer Agent fee payable	29,540
Payable for variation margin on centrally cleared swaps	12,053
Directors’ fees payable	3,156
Accrued expenses	401,237

Total liabilities	594,254,307

Net Assets	$2,288,793,931

Composition of Net Assets
Capital stock, at par	$352,395
Additional paid-in capital	3,034,075,777
Accumulated loss	(745,634,241)

Net Assets	$2,288,793,931

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$110,207,620	16,989,860	$6.49	*

C	$54,422,953	8,378,648	$6.50

Advisor	$2,095,313,949	322,586,674	$6.50

Z	$28,849,409	4,439,780	$6.50

*	The maximum offering price per share for Class A shares was $6.78 which reflects a sales charge of 4.25%.

See notes to financial statements.

36 AB Income Fund	ABFunds.com

STATEMENT OF OPERATIONS

Year Ended October 31, 2025

Investment Income
Interest	$ 127,499,954
Dividends
Affiliated issuers	813,158
Unaffiliated issuers	28,705
Other income	51,898	$128,393,715

Expenses
Advisory fee (see Note B)	10,458,248
Distribution fee—Class A	279,064
Distribution fee—Class C	654,497
Transfer agency—Class A	75,878
Transfer agency—Class C	45,314
Transfer agency—Advisor Class	1,452,500
Transfer agency—Class Z	3,789
Custody and accounting	239,476
Audit and tax	156,089
Printing	153,759
Administrative	103,299
Legal	103,004
Registration fees	94,569
Directors’ fees	40,691
Miscellaneous	69,479

Total expenses before interest expense/bank overdraft	13,929,656
Interest expense/bank overdraft	621,658

Total expenses	14,551,314
Less: expenses waived and reimbursed by the Adviser (see Note B)	(969,024)

Net expenses		13,582,290

Net investment income		114,811,425

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)		(6,506,338)
Forward currency exchange contracts		4,631,200
Futures		(972,812)
Swaps		3,727,936
Written swaptions		(301,438)
Foreign currency transactions		(8,428,168)
Net change in unrealized appreciation (depreciation) of:
Investments(b)		33,263,603
Forward currency exchange contracts		(5,316,670)
Futures		12,098,318
Swaps		1,409,663
Foreign currency denominated assets and liabilities		7,632

Net gain on investment and foreign currency transactions		33,612,926

Net Increase in Net Assets from Operations		$148,424,351

(a)	Net of foreign realized capital gains taxes of $57,485.

(b)	Net of increase in accrued foreign capital gains taxes on unrealized gains of $11,843.

See notes to financial statements.

ABFunds.com	AB Income Fund 37

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2025	Year Ended October 31, 2024
Increase (Decrease) in Net Assets from Operations
Net investment income	$114,811,425	$132,041,839
Net realized gain (loss) on investment and foreign currency transactions	(7,849,620)	17,640,381
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	41,462,546	142,750,137

Net increase in net assets from operations	148,424,351	292,432,357
Distributions to Shareholders
Class A	(4,972,938)	(6,427,266)
Class C	(2,473,413)	(3,587,037)
Advisor Class	(99,546,955)	(125,347,943)
Class Z	(820,239)	(774,369)
Return of Capital
Class A	(529,351)	– 0	–
Class C	(263,286)	– 0	–
Advisor Class	(10,596,412)	– 0	–
Class Z	(87,311)	– 0	–
Capital Stock Transactions
Net decrease	(254,033,018)	(44,698,442)

Total increase (decrease)	(224,898,572)	111,597,300
Net Assets
Beginning of period	2,513,692,503	2,402,095,203

End of period	$2,288,793,931	$2,513,692,503

See notes to financial statements.

38 AB Income Fund	ABFunds.com

NOTES TO FINANCIAL STATEMENTS

October 31, 2025

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of six portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Income Fund (the “Fund”), a diversified portfolio. The Fund offers Class A, Class C, Advisor Class and Class Z shares. Class B, Class R, Class K, Class I, Class T, Class 1 and Class 2 shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Advisor Class and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc.

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NOTES TO FINANCIAL STATEMENTS (continued)

(“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect

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the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines

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NOTES TO FINANCIAL STATEMENTS (continued)

that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2025:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$1,159,061,739		$	– 0	–	$1,159,061,739
Mortgage Pass-Throughs		– 0	–	721,660,791			– 0	–	721,660,791
Corporates – Investment Grade		– 0	–	374,348,179			– 0	–	374,348,179
Collateralized Loan Obligations		– 0	–	145,961,174			– 0	–	145,961,174
Corporates – Non-Investment Grade		– 0	–	137,684,016			2,990,398	(a)	140,674,414
Asset-Backed Securities		– 0	–	72,575,393			7,733,342		80,308,735
Emerging Markets – Corporate Bonds		– 0	–	45,715,010			889		45,715,899
Agencies		– 0	–	31,072,733			– 0	–	31,072,733
Emerging Markets – Sovereigns		– 0	–	28,364,821			– 0	–	28,364,821
Quasi-Sovereigns		– 0	–	27,395,280			– 0	–	27,395,280
Collateralized Mortgage Obligations		– 0	–	26,154,955			– 0	–	26,154,955
Governments – Sovereign Bonds		– 0	–	19,943,608			– 0	–	19,943,608
Commercial Mortgage-Backed Securities		– 0	–	9,960,740			– 0	–	9,960,740
Local Governments – US Municipal Bonds		– 0	–	9,059,699			– 0	–	9,059,699
Preferred Stocks		– 0	–	– 0	–		3,356,371		3,356,371
Bank Loans		– 0	–	3,277,837			61,033		3,338,870
Common Stocks		248,843		– 0	–		1,573,342	(a)	1,822,185
Governments – Sovereign Agencies		– 0	–	1,050,589			– 0	–	1,050,589
Short-Term Investments		6,175,554		– 0	–		– 0	–	6,175,554

Total Investments in Securities		6,424,397		2,813,286,564			15,715,375	(a)	2,835,426,336
Other Financial Instruments(b):
Assets:
Futures		1,807,415		– 0	–		– 0	–	1,807,415	(c)
Forward Currency Exchange Contracts		– 0	–	1,439,101			– 0	–	1,439,101
Centrally Cleared Credit Default Swaps		– 0	–	4,905,324			– 0	–	4,905,324	(c)
Centrally Cleared Interest Rate Swaps		– 0	–	1,266,712			– 0	–	1,266,712	(c)
Total Return Swaps		– 0	–	121,936			– 0	–	121,936
Liabilities:
Futures		(3,801,894)		– 0	–		– 0	–	(3,801,894	)(c)
Centrally Cleared Credit Default Swaps		– 0	–	(1,455,507)			– 0	–	(1,455,507	)(c)

Total		$4,429,918		$2,819,564,130			$15,715,375	(a)	$2,839,709,423

(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(c)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

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NOTES TO FINANCIAL STATEMENTS (continued)

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated

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investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

9. Segment Information

The Fund represents a single operating segment. An operating segment is defined in U.S. GAAP as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President is the CODM. The CODM monitors the operating results of the Fund as a whole and the pre-determined Fund’s long term investment strategy, which is executed by the portfolio management group. The qualitative and quantitative information contained within the financial statements is used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions. Segment assets are reflected on the statement of assets and liabilities and segment expenses are listed on the statement of operations.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion of the

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund’s average daily net assets, .40% of the excess over $2.5 billion up to $5 billion and .35% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to .77%, 1.52%, .52%, and .52% of daily average net assets for Class A, Class C, Advisor Class, and Class Z shares, respectively. For the year ended October 31, 2025, such reimbursement/waivers amounted to $930,306. The Expense Caps may not be terminated by the Adviser before January 31, 2026.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2025, the reimbursement for such services amounted to $103,299.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $394,375 for the year ended October 31, 2025.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $4,790 from the sale of Class A shares and received $527 and $9,720 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2025.

The Fund may invest in AB Government Money Market Portfolio which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of AB Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of AB Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in AB Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of AB Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2025, such waiver amounted to $38,718.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2025 is as follows:

Fund	Market Value 10/31/24 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/25 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$10,094	$772,350	$776,268	$6,176	$813

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the 1940 Act. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $1,259,475 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, and the share class is active, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2025 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$633,709,967	$711,772,930
U.S. government securities	7,547,607,738	7,544,670,000

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost		$2,836,601,225

Gross unrealized appreciation		$50,587,168
Gross unrealized depreciation		(50,607,001)

Net unrealized depreciation	$	(19,833)

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the exchange on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

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During the year ended October 31, 2025, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2025, the Fund held forward currency exchange contracts for hedging purposes.

•	Option Transactions

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended October 31, 2025, the Fund held written swaptions for hedging purposes.

•	Swaps

The Fund may enter into swaps for investment purposes or to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies,

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as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices, rates or indexes for a specified amount of an underlying asset or inflation. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates, inflation or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps on the statement of operations, in addition to any realized gain (loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain (loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation (depreciation) of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral

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to satisfy initial margin requirements set by the clearinghouse on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2025, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not

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NOTES TO FINANCIAL STATEMENTS (continued)

otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2025, the Fund held credit default swaps for hedging purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2025, the Fund held total return swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended October 31, 2025, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on futures	$1,807,415	*	Payable for variation margin on futures	$3,801,894	*

Credit contracts	Receivable for variation margin on centrally cleared swaps	191,983	*	Payable for variation margin on centrally cleared swaps	150,377	*

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	1,266,712	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	1,439,101

Equity contracts	Unrealized appreciation on total return swaps	121,936

Total		$4,827,147			$3,952,271

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(972,812)	$12,098,318

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	4,631,200	(5,316,670)

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Interest rate contracts	Net realized gain (loss) on written swaptions; Net change in unrealized appreciation (depreciation) of written swaptions	$(301,438)	$	– 0	–

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(1,111,675)		1,266,712

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	5,150,152		21,015

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(310,541)		121,936

Total		$7,084,886		$8,191,311

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2025:

Futures:
Average notional amount of buy contracts	$574,765,337
Average notional amount of sale contracts	$274,156,435
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$2,053,403	(a)
Average principal amount of sale contracts	$63,841,847
Written Swaptions
Average notional amount	$59,000,000	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$30,403,895	(b)
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$112,221,923
Average notional amount of sale contracts	$87,753,077
Total Return Swaps:
Average notional amount	$4,894,577	(c)

(a)	Positions were open for one month during the year.

(b)	Positions were open for four months during the year.

(c)	Positions were open for eight months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2025. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America NA	$32,900	$	– 0	–	$	– 0	–	$	– 0	–	$32,900
Barclays Capital, Inc.	84,184		– 0	–		(84,184)			– 0	–	– 0	–
Goldman Sachs International	121,936		– 0	–		– 0	–		– 0	–	121,936
Societe Generale	1,065,693		– 0	–		– 0	–		– 0	–	1,065,693
State Street Bank & Trust Co.	256,324		– 0	–		– 0	–		– 0	–	256,324

Total	$1,561,037	$	– 0	–		$(84,184)		$	– 0	–	$1,476,853

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal

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NOTES TO FINANCIAL STATEMENTS (continued)

National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Fund may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended October 31, 2025, the Fund earned drop income of $2,532,967 which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other master agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended October 31, 2025, the carrying value of the payable for the reverse repurchase agreements approximated its fair value. If measured at fair value, borrowings under the reverse repurchase agreements would have been considered as a Level 1 investment. For the year ended October 31, 2025, the average amount of reverse repurchase agreements outstanding was $17,617,245 and the daily weighted average interest rate was 3.38%. At October 31, 2025, the Fund had reverse repurchase agreements outstanding in the amount of $15,934,897 as reported on the statement of assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of October 31, 2025:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†	Net Amount of RVP Liabilities
HSBC Securities (USA), Inc.	$12,014,402	$(12,014,402)	$	– 0	–
Jefferies LLC	172,046	(165,819)		6,227
Nomura UK	2,405,638	(2,365,798)		39,840
Standard Chartered Bank	1,342,811	(1,326,103)		16,708

Total	$15,934,897	$(15,872,122)		$62,775

†	Including accrued interest.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2025	Year Ended October 31, 2024

Class A
Shares sold	3,094,135	3,408,640	$19,737,665	$21,914,241

Shares issued in reinvestment of dividends	548,712	679,162	3,517,446	4,345,765

Shares converted from Class C	1,493,360	801,475	9,573,670	5,125,116

Shares redeemed	(6,847,696)	(7,204,997)	(43,730,552)	(45,970,707)

Net decrease	(1,711,489)	(2,315,720)	$(10,901,771)	$(14,585,585)

Class C
Shares sold	675,254	1,518,113	$4,340,733	$9,786,895

Shares issued in reinvestment of dividends	287,957	344,130	1,847,656	2,204,980

Shares converted to Class A	(1,491,369)	(800,319)	(9,573,670)	(5,125,116)

Shares redeemed	(3,187,295)	(3,188,371)	(20,385,729)	(20,367,778)

Net decrease	(3,715,453)	(2,126,447)	$(23,771,010)	$(13,501,019)

Advisor Class
Shares sold	89,423,607	128,466,875	$573,823,599	$823,329,350

Shares issued in reinvestment of dividends	11,934,596	13,353,017	76,605,552	85,558,562

Shares redeemed	(138,507,230)	(143,652,624)	(885,755,650)	(917,813,910)

Net decrease	(37,149,027)	(1,832,732)	$(235,326,499)	$(8,925,998)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2025	Year Ended October 31, 2024

Class Z
Shares sold	2,696,304	999,232	$17,347,848	$6,307,515

Shares issued in reinvestment of dividends	132,362	100,708	850,861	645,244

Shares redeemed	(349,259)	(2,280,291)	(2,232,447)	(14,638,599)

Net increase (decrease)	2,479,407	(1,180,351)	$15,966,262	$(7,685,840)

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, tariffs and trade disputes, and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.

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NOTES TO FINANCIAL STATEMENTS (continued)

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

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NOTES TO FINANCIAL STATEMENTS (continued)

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short-term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2025.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2025 and October 31, 2024 were as follows:

	2025	2024
Distributions paid from:
Ordinary income	$107,813,545	$136,136,615

Total taxable distributions paid	$107,813,545	$136,136,615
Return of Capital	11,476,360	– 0	–

Total distributions paid	$119,289,905	$136,136,615

As of October 31, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(739,500,564	)(a)
Unrealized appreciation (depreciation)	(4,673,635	)(b)

Total accumulated earnings (deficit)	$(744,174,199	)(c)

(a)

As of October 31, 2025, the Fund had a net capital loss carryforward of $729,730,230. During the fiscal year, the Fund utilized $7,604,386 of capital loss carry forwards to offset current year net realized gains. As of October 31, 2025, the cumulative deferred loss on straddles was $9,770,334.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains (losses) on certain derivative instruments, the tax treatment of callable bonds, the tax treatment of swaps, the tax deferral of losses on wash sales, and the tax treatment of partnership investments.

(c)

The differences between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2025, the Fund had a net short-term capital loss carryforward of $176,710,154 and a net long-term capital loss carryforward of $553,020,076, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to return of capital distributions paid to shareholders resulted in a net decrease in accumulated loss

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NOTES TO FINANCIAL STATEMENTS (continued)

and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ABFunds.com	AB Income Fund 63

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2025	2024	2023	2022	2021

Net asset value, beginning of period	$ 6.40	$ 6.00	$ 6.19	$ 7.89	$ 7.96

Income From Investment Operations

Net investment income(a)(b)	.30	.32	.28	.23	.24

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.11	.41	(.16)	(1.69)	(.04)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.41	.73	.12	(1.46)	.20

Less: Dividends and Distributions

Dividends from net investment income	(.29)	(.33)	(.26)	(.24)	(.27)

Return of capital	(.03)	– 0	–	(.05)	– 0	–	– 0	–

Total dividends and distributions	(.32)	(.33)	(.31)	(.24)	(.27)

Net asset value, end of period	$ 6.49	$ 6.40	$ 6.00	$ 6.19	$ 7.89

Total Return

Total investment return based on net asset value(d)*	6.51%	12.24%	1.76%	(18.83)%	2.48%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$110,208	$119,623	$126,078	$159,887	$265,990

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.80%	.80%	1.81%	1.04%	.79%

Expenses, before waivers/reimbursements(e)	.84%	.85%	1.86%	1.08%	.80%

Net investment income(b)	4.74%	4.95%	4.30%	3.15%	3.04%

Portfolio turnover rate**	290%	278%	231%	167%	166%

See footnote summary on page 68.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2025	2024	2023	2022	2021

Net asset value, beginning of period	$ 6.41	$ 6.01	$ 6.20	$ 7.90	$ 7.97

Income From Investment Operations

Net investment income(a)(b)	.26	.27	.23	.17	.18

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.10	.41	(.16)	(1.68)	(.04)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.36	.68	.07	(1.51)	.14

Less: Dividends and Distributions

Dividends from net investment income	(.24)	(.28)	(.22)	(.19)	(.21)

Return of capital	(.03)	– 0	–	(.04)	– 0	–	– 0	–

Total dividends and distributions	(.27)	(.28)	(.26)	(.19)	(.21)

Net asset value, end of period	$ 6.50	$ 6.41	$ 6.01	$ 6.20	$ 7.90

Total Return

Total investment return based on net asset value(d)*	5.71%	11.38%	1.00%	(19.41)%	1.71%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$54,423	$77,464	$85,418	$113,982	$194,363

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.54%	1.55%	2.54%	1.79%	1.54%

Expenses, before waivers/reimbursements(e)	1.59%	1.60%	2.60%	1.82%	1.55%

Net investment income(b)	3.99%	4.19%	3.57%	2.39%	2.29%

Portfolio turnover rate**	290%	278%	231%	167%	166%

See footnote summary on page 68.

ABFunds.com	AB Income Fund 65

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2025	2024	2023	2022	2021

Net asset value, beginning of period	$ 6.40	$ 6.01	$ 6.20	$ 7.90	$ 7.97

Income From Investment Operations

Net investment income(a)(b)	.32	.33	.29	.24	.26

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.11	.40	(.15)	(1.68)	(.04)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.43	.73	.14	(1.44)	.22

Less: Dividends and Distributions

Dividends from net investment income	(.30)	(.34)	(.27)	(.26)	(.29)

Return of capital	(.03)	– 0	–	(.06)	– 0	–	– 0	–

Total dividends and distributions	(.33)	(.34)	(.33)	(.26)	(.29)

Net asset value, end of period	$ 6.50	$ 6.40	$ 6.01	$ 6.20	$ 7.90

Total Return

Total investment return based on net asset value(d)*	6.93%	12.33%	2.02%	(18.60)%	2.73%

Ratios/Supplemental Data

Net assets, end of period (000,000’s omitted)	$2,095	$2,304	$2,172	$2,334	$4,152

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.54%	.55%	1.55%	.79%	.54%

Expenses, before waivers/reimbursements(e)	.59%	.60%	1.61%	.82%	.55%

Net investment income(b)	4.98%	5.19%	4.54%	3.38%	3.28%

Portfolio turnover rate**	290%	278%	231%	167%	166%

See footnote summary on page 68.

66 AB Income Fund	ABFunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Year Ended October 31,
2025	2024	2023	2022	2021

Net asset value, beginning of period	$ 6.41	$ 6.01	$ 6.20	$ 7.90	$ 7.97

Income From Investment Operations

Net investment income(a)(b)	.32	.33	.29	.25	.27

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.10	.41	(.15)	(1.69)	(.05)

Net increase (decrease) in net asset value from operations	.42	.74	.14	(1.44)	.22

Less: Dividends and Distributions

Dividends from net investment income	(.30)	(.34)	(.27)	(.26)	(.29)

Return of capital	(.03)	– 0	–	(.06)	– 0	–	– 0	–

Total distributions	(.33)	(.34)	(.33)	(.26)	(.29)

Net asset value, end of period	$ 6.50	$ 6.41	$ 6.01	$ 6.20	$ 7.90

Total Return

Total investment return based on net asset value(d)*	6.77%	12.51%	2.02%	(18.57)%	2.78%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$28,849	$12,562	$18,861	$21,026	$30,118

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.54%	.54%	1.55%	.78%	.49%

Expenses, before waivers/reimbursements(e)	.54%	.54%	1.55%	.78%	.49%

Net investment income(b)	4.95%	5.18%	4.56%	3.44%	3.32%

Portfolio turnover rate**	290%	278%	231%	167%	166%

See footnote summary on page 68.

ABFunds.com	AB Income Fund 67

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios, excluding interest/bank overdraft expense are:

	Year Ended October 31,
	2025	2024	2023	2022	2021
Class A
Net of waivers/reimbursements	.77%	.77%	.77%	.77%	.77%
Before waivers/reimbursements	.81%	.82%	.83%	.80%	.78%
Class C
Net of waivers/reimbursements	1.52%	1.52%	1.52%	1.52%	1.52%
Before waivers/reimbursements	1.56%	1.57%	1.58%	1.55%	1.53%
Advisor Class
Net of waivers/reimbursements	.52%	.52%	.52%	.52%	.52%
Before waivers/reimbursements	.56%	.57%	.58%	.55%	.53%
Class Z
Net of waivers/reimbursements	.51%	.51%	.51%	.49%	.47%
Before waivers/reimbursements	.51%	.51%	.52%	.49%	.47%

*	Includes the impact of proceeds received by the Fund in connection with a trade-error reimbursement from the Adviser, which enhanced performance by .04% for the year ended October 31, 2021.

**	The Fund accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

68 AB Income Fund	ABFunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AB Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Income Fund (the “Fund”) (one of the portfolios constituting AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of October 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Bond Fund, Inc.) at October 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the

ABFunds.com	AB Income Fund 69

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 23, 2025

70 AB Income Fund	ABFunds.com

2025 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2025. For foreign shareholders, 72.90% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

The Fund designates $119,888,472 of distributions paid during the fiscal year ended October 31, 2025 as qualifying to be taxed as section 163(j) interest dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2026.

ABFunds.com	AB Income Fund 71

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Income Fund (the “Fund”) at a meeting held in-person on August 5-6, 2025 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to

72 AB Income Fund	ABFunds.com

performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2023 and 2024 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly

ABFunds.com	AB Income Fund 73

owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3-, 5-and 10-year periods ended May 31, 2025 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and discussed with the Adviser the reasons it was above the median. The directors also noted the Adviser’s total rate of compensation, taking into account the impact of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year and reflected the impact of the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The direc-

74 AB Income Fund	ABFunds.com

tors noted that the Fund’s expense ratio was close to the median of a peer group and above the median of a peer universe. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

ABFunds.com	AB Income Fund 75

NOTES

76 AB Income Fund	ABFunds.com

AB INCOME FUND

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

IF-0151-1025

October 31, 2025

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB Municipal Bond Inflation Strategy

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

PORTFOLIO OF INVESTMENTS

October 31, 2025

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 94.6%
Long-Term Municipal Bonds – 90.4%
Alabama – 5.0%
Alabama Special Care Facilities Financing Authority-Birmingham AL (Prerefunded – US Treasuries) Series 2015 5.00%, 06/01/2028	$3,905	$3,907,438
Black Belt Energy Gas District (BP PLC) Series 2024-D 5.00%, 03/01/2055	5,965	6,468,118
Series 2025-E 5.00%, 12/01/2055	1,000	1,082,926
Black Belt Energy Gas District (Forethought Life Insurance) Series 2025-B 5.00%, 10/01/2035	1,000	1,041,303
Black Belt Energy Gas District (Goldman Sachs Group) Series 2023-A 5.25%, 01/01/2054	1,830	1,971,076
Series 2023-D 4.738% (SOFR + 1.85%), 06/01/2049(a)	2,500	2,551,284
Black Belt Energy Gas District (Morgan Stanley) Series 2022-C 5.25%, 02/01/2053	1,015	1,082,084
Black Belt Energy Gas District (Pacific Life Insurance) Series 2024-C 5.00%, 05/01/2055	1,100	1,194,847
Series 2025-D 5.00%, 12/01/2055	1,000	1,084,778
Black Belt Energy Gas District (Royal Bank of Canada) Series 2021 4.00%, 06/01/2051	16,155	16,689,915
Series 2022-D 4.00%, 07/01/2052	2,555	2,585,627
Energy Southeast A Cooperative District (Goldman Sachs Group) Series 2025-A 5.00%, 11/01/2035	1,000	1,076,720

ABFunds.com	AB Municipal Bond Inflation Strategy 1

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Infirmary Health System Special Care Facilities Financing Authority of Mobile (Infirmary Health System Obligated Group) Series 2021 4.00%, 02/01/2039	$1,675	$1,637,228
Southeast Alabama Gas Supply District (The) (Pacific Life Insurance) Series 2024-A 5.00%, 08/01/2054	2,000	2,157,812
Southeast Energy Authority A Cooperative District (Athene Annuity & Life Co.) Series 2025-A 5.00%, 01/01/2056	1,705	1,825,228
Southeast Energy Authority A Cooperative District (BP PLC) Series 2025-F 5.25%, 11/01/2055	2,875	3,190,959
Southeast Energy Authority A Cooperative District (Deutsche Bank AG) Series 2024-A 5.00%, 11/01/2035	1,085	1,156,894
Southeast Energy Authority A Cooperative District (Goldman Sachs Group) Series 2022-B 5.00%, 05/01/2053	1,000	1,041,027
Southeast Energy Authority A Cooperative District (Morgan Stanley) Series 2021-B 4.00%, 12/01/2051	18,485	19,025,341
Southeast Energy Authority A Cooperative District (New York Life Insurance) Series 2025 5.00%, 09/01/2035	1,000	1,107,802
Southeast Energy Authority A Cooperative District (Royal Bank of Canada) Series 2023-B 5.00%, 01/01/2054	2,000	2,132,463
Southeast Energy Authority A Cooperative District (Sumitomo Mitsui Financial Group) Series 2023-A 5.25%, 01/01/2054	3,000	3,185,886

		77,196,756

American Samoa – 0.1%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2015-A 6.625%, 09/01/2035	1,335	1,337,667

2 AB Municipal Bond Inflation Strategy	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2018 6.50%, 09/01/2028(b)	$190	$198,710

		1,536,377

Arizona – 2.6%
Arizona Industrial Development Authority (Equitable School Revolving Fund Obligated Group) Series 2020 4.00%, 11/01/2030	935	958,373
5.00%, 11/01/2031	800	868,060
5.00%, 11/01/2032	650	702,554
5.00%, 11/01/2033	900	969,147
Arizona Industrial Development Authority (KIPP NYC Public Charter Schools) Series 2021-B 4.00%, 07/01/2041	500	457,960
Arizona Industrial Development Authority (Legacy Cares, Inc.) Series 2020 6.50%, 07/01/2026(c)(d)(e)	1,000	30,600
6.75%, 07/01/2030(c)(d)(e)	1,000	30,600
Arizona Industrial Development Authority (Phoenix Children’s Hospital Obligated Group) Series 2021 4.00%, 02/01/2039	1,800	1,802,274
Arizona Industrial Development Authority (San Tan Valley AH I LLLP) Series 2024-A 5.68%, 01/01/2043(b)	1,000	963,861
Series 2024-B 5.68%, 01/01/2043(b)	215	207,194
Chandler Industrial Development Authority (Intel Corp.) Series 2022 5.00%, 09/01/2052	5,000	5,083,669
Series 2024 4.00%, 06/01/2049	2,000	2,038,716
City of Glendale AZ (City of Glendale AZ COP) Series 2021 2.542%, 07/01/2033	4,000	3,473,002
City of Phoenix Civic Improvement Corp. (Phoenix Sky Harbor Intl Airport) Series 2018 5.00%, 07/01/2043	4,000	4,051,503

ABFunds.com	AB Municipal Bond Inflation Strategy 3

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Tempe AZ (City of Tempe AZ COP) Series 2021 1.951%, 07/01/2031	$2,400	$2,143,391
Industrial Development Authority of the City of Phoenix Arizona (The) (Brooks West Rehabilitation Services I) Series 2024 5.00%, 10/31/2044	4,000	4,243,063
Maricopa County Industrial Development Authority (HonorHealth Obligated Group) Series 2024-D 5.00%, 12/01/2043	1,000	1,048,347
5.00%, 12/01/2044	1,000	1,042,346
Salt River Project Agricultural Improvement & Power District (Salt River Project Agricultural Improvement & Power District) Series 2023-B 5.25%, 01/01/2053	2,500	2,665,665
State of Arizona Lottery Revenue (Prerefunded – US Treasuries) Series 2019 5.00%, 07/01/2028	5,000	5,304,397
Yuma Industrial Development Authority (Yuma Regional Medical Center Obligated Group) Series 2024 5.00%, 08/01/2041	1,600	1,726,661

		39,811,383

Arkansas – 0.1%
Arkansas Development Finance Authority (Hybar LLC) Series 2024 7.375%, 07/01/2048(b)	1,000	1,086,934
City of Fayetteville AR Sales & Use Tax Revenue (City of Fayetteville AR Sales & Use Tax Revenue) Series 2022 2.875%, 11/01/2032	670	667,916

		1,754,850

California – 9.2%
Align Affordable Housing Bond Fund LP (Park Landing LP) Series 2022-2 5.66%, 08/01/2052	2,000	1,856,509

4 AB Municipal Bond Inflation Strategy	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Align Affordable Housing Bond Fund LP (SHI – Lake Worth LLC) Series 2021 3.25%, 12/01/2051(b)	$2,500	$2,240,680
ARC70 II Trust (ARC70 II TRUST) Series 2023 5.00%, 04/01/2065(b)	5,538	5,361,550
California Community Choice Financing Authority (American General Life Insurance) Series 2023-D 5.50%, 05/01/2054	2,000	2,130,643
Series 2024 5.00%, 08/01/2055	1,000	1,072,814
California Community Choice Financing Authority (Athene Annuity & Life Co.) Series 2024 5.00%, 11/01/2055	1,000	1,068,207
California Community Choice Financing Authority (Bank of Nova Scotia (The)) Series 2025 5.00%, 10/01/2056	2,500	2,752,997
California Community Choice Financing Authority (Canadian Imperial Bank of Commerce) Series 2025 5.00%, 11/01/2033(f)	1,025	1,120,719
California Community Choice Financing Authority (Deutsche Bank AG) Series 2023 5.25%, 01/01/2054	3,090	3,313,820
California Community Choice Financing Authority (Goldman Sachs Group) Series 2023 5.25%, 11/01/2054	1,125	1,208,608
California Community Choice Financing Authority (Pacific Life Insurance) Series 2025 5.00%, 03/01/2056	1,090	1,196,437
California Community Choice Financing Authority (Royal Bank of Canada) Series 2024 5.00%, 02/01/2055	2,315	2,532,197
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021-A 4.00%, 08/01/2047(b)	3,315	2,552,865

ABFunds.com	AB Municipal Bond Inflation Strategy 5

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Community Housing Agency (California Community Housing Agency Fountains at Emerald Park) Series 2021 4.00%, 08/01/2046(b)	$985	$829,847
California Health Facilities Financing Authority (Adventist Health System/West Obligated Group) Series 2025 5.00%, 12/01/2032	1,360	1,502,347
California Housing Finance Agency (CAHFA 2021-1) Series 2021-1, Class A 3.50%, 11/20/2035	929	923,082
California Housing Finance Agency (CAHFA 2021-2) Series 2021-2, Class A 3.75%, 03/25/2035	4,714	4,770,382
Series 2021-2, Class X 0.825%, 03/25/2035(g)	2,357	93,396
California Housing Finance Agency (CAHFA 2021-3) Series 2021-3, Class A 3.25%, 08/20/2036	1,875	1,807,300
California State University (California State University) Series 2021-B 2.374%, 11/01/2035	1,000	828,160
Central Valley Energy Authority (Pacific Life Insurance) Series 2025 5.00%, 12/01/2055	1,000	1,106,117
City of Los Angeles CA Wastewater System Revenue (City of Los Angeles CA Wastewater System Revenue) Series 2025-C 5.00%, 06/01/2042	4,505	5,046,251
5.00%, 06/01/2043	1,500	1,664,458
City of Los Angeles Department of Airports (City of Los Angeles Dept. of Airports) Series 2021 5.00%, 05/15/2035	4,000	4,400,566
Series 2022 5.00%, 05/15/2028	4,000	4,207,767
Series 2025 5.00%, 05/15/2036	3,365	3,820,092
5.25%, 05/15/2044	1,000	1,075,679

6 AB Municipal Bond Inflation Strategy	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Acacia on Santa Rosa Creek) Series 2021 4.00%, 10/01/2046(b)	$2,000	$1,611,465
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Millennium South Bay-Hawthorne) Series 2021 3.375%, 07/01/2043(b)	3,200	2,606,660
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Theo Apartments) Series 2021 3.50%, 05/01/2047(b)	2,300	1,948,821
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Vineyard Gardens Apartments) Series 2021 4.00%, 10/01/2048(b)	2,000	1,553,051
Golden State Tobacco Securitization Corp. (Golden State Tobacco Securitization) Series 2021 3.85%, 06/01/2050	2,325	2,132,792
Los Angeles Department of Water & Power (Los Angeles Dept. of Water & Power Power System Revenue) Series 2024-B 5.00%, 07/01/2036	1,000	1,131,647
5.00%, 07/01/2037	1,315	1,475,548
5.00%, 07/01/2038	1,855	2,067,595
5.00%, 07/01/2039	2,500	2,769,073
Series 2024-C 5.00%, 07/01/2041	1,700	1,847,674
Series 2024-D 5.00%, 07/01/2043	2,670	2,861,885
Series 2024-E 5.00%, 07/01/2039	2,550	2,838,898
BAM Series 2025-A 5.25%, 07/01/2045	1,000	1,087,891
Los Angeles Department of Water & Power Power System Revenue (Los Angeles Dept. of Water & Power Power System Revenue) Series 2021 5.00%, 07/01/2045	1,065	1,109,691

ABFunds.com	AB Municipal Bond Inflation Strategy 7

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Los Angeles Department of Water & Power Water System Revenue (Los Angeles Dept. of Water & Power Water System Revenue) Series 2020-B 4.00%, 07/01/2030	$1,435	$1,499,028
M-S-R Energy Authority (Citigroup, Inc.) Series 2009-B 6.50%, 11/01/2039	1,755	2,204,198
Sacramento County Water Financing Authority (Sacramento County Water Agency) NATL Series 2007-B 3.54% (CME Term SOFR 3 Month + 0.57%), 06/01/2039(a)	5,000	4,565,102
San Diego County Regional Airport Authority (San Diego County Regional Airport Authority) Series 2025 5.25%, 07/01/2041	1,000	1,105,746
San Francisco Intl Airport (San Francisco Intl Airport) Series 2023-E 5.50%, 05/01/2040	5,000	5,519,717
Series 2024 5.00%, 05/01/2036	5,960	6,668,881
5.00%, 05/01/2037	2,000	2,219,904
5.25%, 05/01/2040	4,975	5,461,265
5.25%, 05/01/2044	3,380	3,587,971
San Joaquin Valley Clean Energy Authority (Goldman Sachs Group) Series 2025 5.50%, 01/01/2056	1,060	1,225,466
Southern California Public Power Authority (American General Life Insurance) Series 2024-A 5.00%, 04/01/2055	1,400	1,513,041
Southern California Public Power Authority (Los Angeles Dept. of Water & Power Power System Revenue) Series 2023 5.00%, 07/01/2039	3,760	4,159,002
Series 2024 5.00%, 07/01/2042	1,400	1,513,631
State of California (State of California) Series 2023 5.00%, 09/01/2037	10,000	11,443,467
5.10%, 03/01/2029	1,200	1,248,824

8 AB Municipal Bond Inflation Strategy	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2025 5.00%, 03/01/2044	$1,200	$1,315,417

		142,776,841

Colorado – 3.7%
Arapahoe County School District No. 5 Cherry Creek (Arapahoe County School District No. 5 Cherry Creek COP) Series 2022 4.00%, 12/15/2038	2,655	2,726,839
City & County of Denver CO Airport System Revenue (City & County of Denver CO Airport System Revenue) Series 2022-A 5.00%, 11/15/2031	7,910	8,807,585
5.00%, 11/15/2033	10,000	11,166,963
5.00%, 11/15/2034	2,000	2,218,099
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2018-A 5.00%, 12/01/2028	2,090	2,212,436
Colorado Health Facilities Authority (AdventHealth Obligated Group) Series 2021 5.00%, 11/15/2041	2,600	2,756,419
Series 2023 5.00%, 11/15/2058	5,280	5,597,684
Colorado Health Facilities Authority (CommonSpirit Health Obligated Group) Series 2019-A 5.00%, 08/01/2030	1,015	1,085,115
5.00%, 08/01/2032	640	682,615
5.00%, 08/01/2033	750	798,025
Colorado Health Facilities Authority (Intermountain Healthcare Obligated Group) Series 2019-B 4.00%, 01/01/2040	1,445	1,440,017
Colorado Health Facilities Authority (Sanford Obligated Group) Series 2019-A 5.00%, 11/01/2033	1,525	1,624,508
Colorado Housing & Finance Authority (Albion Apartments LLLP) Series 2025 3.375%, 07/01/2044	1,000	1,005,407

ABFunds.com	AB Municipal Bond Inflation Strategy 9

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

E-470 Public Highway Authority (E-470 Public Highway Authority) Series 2024-B 3.611% (SOFR + 0.75%), 09/01/2039(a)	$2,000	$1,995,567
Johnstown Plaza Metropolitan District (Johnstown Plaza Metropolitan District) Series 2022 4.25%, 12/01/2046	1,629	1,437,808
Platte River Metropolitan District (Platte River Metropolitan District) Series 2023-A 6.50%, 08/01/2053(b)	201	205,195
Southern Ute Indian Tribe of the Southern Ute Reservation of Colorado (Southern Ute Indian Tribe of the Southern Ute Reservation of Colorado) Series 2025-A 5.00%, 04/01/2035(b)	3,000	3,281,116
State of Colorado (State of Colorado COP) Series 2022 6.00%, 12/15/2041	6,000	6,905,788
Sterling Ranch Community Authority Board (Sterling Ranch Metropolitan District No. 3) Series 2022 6.50%, 12/01/2042	1,000	1,058,278

		57,005,464

Connecticut – 1.6%
City of New Haven CT (City of New Haven CT) Series 2018-A 5.50%, 08/01/2035	1,920	2,027,605
Connecticut State Health & Educational Facilities Authority (Stamford Hospital Obligated Group) Series 2022 4.00%, 07/01/2037	3,665	3,679,339
4.00%, 07/01/2040	1,500	1,458,077
Connecticut State Health & Educational Facilities Authority (Yale University) Series 2023-A 2.80%, 07/01/2048	7,710	7,699,531
State of Connecticut (State of Connecticut) Series 2016-A 5.00%, 03/15/2032	2,160	2,177,922

10 AB Municipal Bond Inflation Strategy	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2018-B 5.00%, 04/15/2028	$1,440	$1,522,587
State of Connecticut Special Tax Revenue (State of Connecticut Special Tax Revenue) Series 2020 5.00%, 05/01/2038	3,040	3,268,692
Series 2023-A 5.25%, 07/01/2042	3,000	3,321,186

		25,154,939

District of Columbia – 3.5%
District of Columbia (District of Columbia Intl School Obligated Group) Series 2019 5.00%, 07/01/2039	2,400	2,451,527
District of Columbia (District of Columbia) Series 2024-A 5.00%, 08/01/2042	1,015	1,104,349
District of Columbia (Plenary Infrastructure DC State Lease) Series 2022 5.00%, 08/31/2029	4,765	5,031,775
5.00%, 08/31/2030	5,025	5,375,390
5.00%, 02/29/2032	5,475	5,953,137
District of Columbia Income Tax Revenue (District of Columbia Income Tax Revenue) Series 2022-A 5.00%, 07/01/2042	5,795	6,176,801
Series 2024-A 5.00%, 10/01/2035	3,750	4,363,020
Series 2025-A 5.00%, 06/01/2045	10,000	10,727,735
Metropolitan Washington Airports Authority Aviation Revenue (Metropolitan Washington Airports Authority Aviation Revenue) Series 2018-A 5.00%, 10/01/2026	3,065	3,118,724
Series 2024-A 5.00%, 10/01/2034	2,000	2,243,896
5.00%, 10/01/2042	1,000	1,052,885
5.25%, 10/01/2041	2,000	2,166,116
Series 2025-A 5.00%, 10/01/2035	1,000	1,137,306

ABFunds.com	AB Municipal Bond Inflation Strategy 11

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Washington Metropolitan Area Transit Authority (Washington Metropolitan Area Transit Authority State Lease) Series 2023 5.00%, 07/15/2040	$2,540	$2,788,051

		53,690,712

Florida – 4.1%
City of Palmetto FL (Renaissance Arts & Education) Series 2022 5.125%, 06/01/2042	2,400	2,433,530
County of Broward FL Airport System Revenue (County of Broward FL Airport System Revenue) Series 2019-C 2.384%, 10/01/2026	2,600	2,561,735
County of Miami-Dade FL Aviation Revenue (County of Miami-Dade FL Aviation Revenue) Series 2024-A 5.00%, 10/01/2034	6,130	6,913,693
5.00%, 10/01/2036	6,030	6,689,831
County of Miami-Dade Seaport Department (County of Miami-Dade Seaport Dept.) Series 2023-A 5.00%, 10/01/2036	1,715	1,859,516
5.00%, 10/01/2038	2,835	3,036,215
County of Osceola FL Transportation Revenue (County of Osceola FL Transportation Revenue) Series 2020-A Zero Coupon, 10/01/2030	115	95,108
Zero Coupon, 10/01/2031	140	111,109
Zero Coupon, 10/01/2032	100	76,087
Zero Coupon, 10/01/2033	115	83,639
Zero Coupon, 10/01/2034	125	86,627
County of Palm Beach FL Airport System Revenue (County of Palm Beach FL Airport System Revenue) Series 2024-B 5.25%, 10/01/2040	1,710	1,885,310
5.25%, 10/01/2041	1,750	1,910,688
5.25%, 10/01/2042	1,100	1,189,615
County of Pasco FL (H Lee Moffitt Cancer Center & Research Institute Obligated Group) Series 2023 5.00%, 07/01/2030(b)	8,000	8,622,856

12 AB Municipal Bond Inflation Strategy	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Florida Housing Finance Corp. (Bayside Breeze Redevelopment LLLP) Series 2025 3.625%, 08/01/2029	$1,000	$1,000,310
Florida Municipal Power Agency (Florida Municipal Power Agency All-Requirements Power Supply Project Revenue) Series 2021 1.425%, 10/01/2026	500	488,354
Florida State Board of Governors (Florida State University Athletics Association) BAM Series 2024-A 5.00%, 10/01/2042	4,500	4,852,944
Greater Orlando Aviation Authority (Greater Orlando Aviation Authority) Series 2019-A 5.00%, 10/01/2044	1,000	1,016,458
Series 2024 5.00%, 10/01/2036	2,175	2,427,076
Hillsborough County Aviation Authority (Hillsborough County Aviation Authority) Series 2024 5.25%, 10/01/2043	2,000	2,154,857
Hillsborough County Industrial Development Authority (BayCare Obligated Group) Series 2024 5.00%, 11/15/2034	1,000	1,160,249
Miami-Dade County Educational Facilities Authority (University of Miami) Series 2024-A 5.00%, 04/01/2045	1,700	1,798,652
Series 2025-B 5.25%, 04/01/2040	1,000	1,123,163
Orange County Health Facilities Authority (Orlando Health Obligated Group) Series 2025 5.00%, 10/01/2046	1,140	1,197,658
Orange County Health Facilities Authority (Presbyterian Retirement Communities Obligated Group) Series 2023 4.00%, 08/01/2036	1,000	1,008,467
Palm Beach County Health Facilities Authority (Jupiter Medical Center Obligated Group) Series 2025 5.00%, 11/01/2032	1,210	1,332,001

ABFunds.com	AB Municipal Bond Inflation Strategy 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Polk County Industrial Development Authority/FL (Mineral Development LLC) Series 2020 5.875%, 01/01/2033(c)(d)(e)(h)(i)	$950	$190,000
School Board of Miami-Dade County (The) (Miami-Dade County School Board Foundation COP) Series 2025-A 5.00%, 05/01/2026	3,500	3,535,912
Village Community Development District No. 14 (Village Community Development District No. 14 Series 2022 Phase I Special Asmnt) Series 2022 5.50%, 05/01/2053	2,580	2,626,598

		63,468,258

Georgia – 3.3%
Atlanta Development Authority (The) (PRG – CAU Properties LLC) Series 2025 6.00%, 07/01/2045(b)	1,155	1,206,581
Augusta Development Authority (WellStar Health System Obligated Group) Series 2018 5.00%, 07/01/2034	4,490	4,719,808
City of Atlanta GA Department of Aviation (City of Atlanta GA Dept. of Aviation) Series 2022-B 5.00%, 07/01/2038	3,440	3,718,444
5.00%, 07/01/2042	6,830	7,161,797
Series 2025-B 5.00%, 07/01/2037	1,000	1,110,253
5.00%, 07/01/2038	1,000	1,101,716
Main Street Natural Gas, Inc. (Citigroup, Inc.) Series 2022-A 4.00%, 09/01/2052	2,075	2,132,975
Series 2023-A 5.00%, 06/01/2053	1,155	1,224,468
Series 2024-C 5.00%, 12/01/2054	4,000	4,304,030
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2023-B 5.00%, 07/01/2053	8,000	8,573,853
Main Street Natural Gas, Inc. (Toronto-Dominion Bank) Series 2025-A 5.00%, 06/01/2055	1,690	1,850,933

14 AB Municipal Bond Inflation Strategy	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Metropolitan Atlanta Rapid Transit Authority (Metropolitan Atlanta Rapid Transit Authority Sales Tax) Series 2025-B 5.00%, 07/01/2037	$1,400	$1,671,320
Municipal Electric Authority of Georgia (Municipal Electric Authority of Georgia) Series 2024 5.00%, 01/01/2043	1,150	1,199,126
Private Colleges & Universities Authority (Emory University) Series 2023 5.00%, 09/01/2033(b)	10,000	11,564,937

		51,540,241

Guam – 0.3%
Guam Government Waterworks Authority (Guam Waterworks Authority Water And Wastewater System) Series 2025-A 5.25%, 07/01/2042	1,000	1,066,222
Guam Power Authority (Guam Power Authority) Series 2022-A 5.00%, 10/01/2043	1,930	1,985,629
Territory of Guam (Territory of Guam) Series 2025-G 5.00%, 01/01/2034	1,000	1,110,096

		4,161,947

Hawaii – 0.2%
City & County Honolulu HI Wastewater System Revenue (City & County Honolulu HI Wastewater System Revenue) Series 2025 5.00%, 07/01/2038	2,000	2,305,207
State of Hawaii Airports System Revenue (State of Hawaii Airports System Revenue) Series 2025-C 5.00%, 07/01/2044	1,000	1,044,756

		3,349,963

Illinois – 5.6%
Chicago Board of Education (Chicago Board of Education) Series 2018-A 5.00%, 12/01/2027	1,200	1,214,669

ABFunds.com	AB Municipal Bond Inflation Strategy 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2023 5.25%, 04/01/2033	$1,375	$1,523,942
5.25%, 04/01/2040	1,720	1,813,464
Series 2025-B 6.00%, 12/01/2037(f)	2,550	2,764,643
6.00%, 12/01/2038(f)	2,200	2,373,084
6.00%, 12/01/2039(f)	2,000	2,143,278
Chicago Housing Authority (Chicago Housing Authority) Series 2018-A 5.00%, 01/01/2034	2,500	2,591,744
5.00%, 01/01/2037	5,260	5,413,595
5.00%, 01/01/2038	1,000	1,031,910
Chicago O’Hare International Airport (Chicago O’Hare Intl Airport) Series 2022 4.00%, 01/01/2042	2,000	1,929,037
5.00%, 01/01/2028	680	704,305
5.00%, 01/01/2031	600	651,894
5.00%, 01/01/2042	3,850	3,971,870
Series 2024-A 5.00%, 01/01/2039	3,400	3,652,857
City of Chicago IL (City of Chicago IL) Series 2025-B 5.50%, 01/01/2040	1,000	1,058,075
Illinois Finance Authority (Advocate Aurora Health Obligated Group) Series 2014 4.00%, 08/01/2038	1,000	984,580
Illinois Finance Authority (Centerpoint Joliet Terminal Railroad) Series 2024 4.125%, 12/01/2043(b)	1,000	998,598
Series 2025 4.80%, 12/01/2043(b)	1,000	1,033,328
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2026	100	100,519
5.00%, 09/01/2033	200	202,689
5.00%, 09/01/2034	100	100,855
Illinois Finance Authority (Mercy Health Corp.) Series 2016 5.00%, 12/01/2040	2,000	2,011,800

16 AB Municipal Bond Inflation Strategy	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (Washington & Jane Smith Community – Orland Park) Series 2022 4.00%, 10/15/2040	$9,375	$7,977,356
Illinois Housing Development Authority (Circle Park Preservation) Series 2024-H 4.00%, 01/01/2042	3,500	3,386,903
Illinois Housing Development Authority (Drexel Court & Lake Park East) Series 2022 7.17%, 11/01/2038	125	128,472
Series 2024 5.67%, 11/01/2038(d)	1,190	1,177,073
Illinois State Toll Highway Authority (Illinois State Toll Highway Authority) Series 2020-A 5.00%, 01/01/2041	7,015	7,399,799
Series 2021-A 5.00%, 01/01/2041	7,790	8,247,093
5.00%, 01/01/2043	6,700	7,004,216
State of Illinois (State of Illinois) Series 2022-A 5.50%, 03/01/2042	2,945	3,176,308
Series 2022-B 5.25%, 10/01/2037	3,000	3,294,110
Series 2024-B 5.00%, 05/01/2038	1,000	1,094,716
5.00%, 05/01/2041	1,400	1,494,921
5.25%, 05/01/2043	3,000	3,198,126
Series 2025-E 5.00%, 09/01/2043	1,000	1,044,896

		86,894,725

Indiana – 2.8%
City of Fort Wayne IN (Do Good Foods Fort Wayne Obligated Group) 10.75%, 12/01/2029(c)(e)	87	9
City of Whiting IN (BP PLC) Series 2023 4.40%, 11/01/2045	5,000	5,285,608
Series 2025 4.20%, 06/01/2044	1,000	1,046,974

ABFunds.com	AB Municipal Bond Inflation Strategy 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Indiana Finance Authority (Brightmark Plastics Renewal Indiana) Series 2019 7.00%, 03/01/2039(c)(d)(e)	$2,220	$111,000
Indiana Finance Authority (CWA Authority, Inc.) Series 2014-A 4.25%, 10/01/2044	1,955	1,885,465
Series 2024 5.00%, 10/01/2033	2,000	2,327,087
Indiana Finance Authority (Duke Energy Indiana LLC) Series 2022 3.75%, 03/01/2031	5,750	5,778,684
4.50%, 05/01/2035	7,555	7,615,065
Indiana Finance Authority (Good Samaritan Hospital Obligated Group) Series 2022 4.00%, 04/01/2035	1,210	1,197,948
Indiana Finance Authority (Ohio Valley Electric) Series 2021-B 2.50%, 11/01/2030	495	467,707
Indiana Finance Authority (Parkview Health System Obligated Group) Series 2024-B 3.699% (SOFR + 0.71%), 11/01/2046(a)(d)	1,910	1,908,593
Indiana Finance Authority (Prerefunded – US Treasuries) Series 2021 0.70%, 12/01/2046	7,150	7,119,886
Indiana Finance Authority (University of Evansville) Series 2022 5.25%, 09/01/2037	5,000	5,207,585
Indianapolis Local Public Improvement Bond Bank (Indianapolis Airport Authority) Series 2023 5.00%, 01/01/2033	1,440	1,612,263
Indianapolis Local Public Improvement Bond Bank (Indianapolis Local Public Improvement Bond Bank) Series 2023 5.00%, 02/01/2043	1,030	1,095,702

		42,659,576

18 AB Municipal Bond Inflation Strategy	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Iowa – 0.9%
Iowa Higher Education Loan Authority (Simpson College) Series 2020 5.25%, 11/01/2040	$2,275	$2,127,176
Iowa Tobacco Settlement Authority (Iowa Tobacco Settlement Authority) Series 2021-A 4.00%, 06/01/2034	500	506,428
4.00%, 06/01/2035	515	518,265
4.00%, 06/01/2040	500	481,135
5.00%, 06/01/2031	900	982,517
PEFA, Inc. (Goldman Sachs Group) Series 2019 5.00%, 09/01/2049	9,300	9,428,530

		14,044,051

Kansas – 0.1%
Kansas Development Finance Authority (Prerefunded – US Treasuries) Series 2021 5.00%, 11/15/2054	720	762,416

Kentucky – 0.2%
City of Ashland KY (Royal Blue Health Obligated Group) Series 2019 5.00%, 02/01/2026	180	180,558
5.00%, 02/01/2027	195	198,537
5.00%, 02/01/2030	125	132,741
5.00%, 02/01/2031	150	157,095
Kenton County Airport Board (Cincinnati/Northern Kentucky Intl Airport) Series 2024-A 5.25%, 01/01/2042	2,000	2,142,774

		2,811,705

Louisiana – 0.8%
City of New Orleans LA (City of New Orleans LA) Series 2024-A 5.00%, 12/01/2041	1,910	2,043,854
Jefferson Sales Tax District (Jefferson Sales Tax District) AG Series 2017-B 5.00%, 12/01/2034	1,800	1,869,340

ABFunds.com	AB Municipal Bond Inflation Strategy 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Louisiana Local Government Environmental Facilities & Community Development Auth (LCDA 2023-ELL) Series 2023-ELL, Class A1 5.081%, 06/01/2031	$2,075	$2,110,293
Louisiana Public Facilities Authority (Acadiana Renaissance Charter Academy) Series 2025 6.00%, 06/15/2045(b)	1,000	1,019,612
Parish of St. James LA (NuStar Logistics LP) Series 2020 6.10%, 06/01/2038(b)	455	500,166
6.10%, 12/01/2040(b)	390	428,825
Parish of St. John the Baptist LA (Marathon Oil Corp.) Series 2024 3.30%, 06/01/2037	1,000	1,012,164
State of Louisiana Gasoline & Fuels Tax Revenue (State of Louisiana Gasoline & Fuels Tax Revenue) Series 2022-A 3.489% (SOFR + 0.50%), 05/01/2043(a)	3,965	3,955,572

		12,939,826

Maryland – 0.5%
Maryland Stadium Authority (State of Maryland Built to Learn Revenue State Lease) Series 2024 5.00%, 06/01/2038	2,190	2,459,522
State of Maryland (State of Maryland) Series 2022-A 5.00%, 06/01/2035	1,000	1,126,590
State of Maryland Department of Transportation (Maryland Aviation Administration) AG Series 2024 5.00%, 08/01/2039	1,000	1,088,272
State of Maryland Department of Transportation (State of Maryland Dept. of Transportation) Series 2017 5.00%, 05/01/2026	3,210	3,213,426

		7,887,810

20 AB Municipal Bond Inflation Strategy	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Massachusetts – 1.6%
City of Quincy MA (City of Quincy MA) Series 2025 5.00%, 07/24/2026	$1,500	$1,522,774
Commonwealth of Massachusetts (Commonwealth of Massachusetts) Series 2022-B 4.11%, 07/15/2031	633	634,510
Series 2024-A 5.00%, 01/01/2040	2,000	2,222,259
Series 2024-B 5.00%, 05/01/2043	2,000	2,170,136
Series 2025-A 5.00%, 04/01/2043	1,500	1,639,031
5.00%, 04/01/2044	1,000	1,081,510
Massachusetts Bay Transportation Authority Sales Tax Revenue (Massachusetts Bay Transportation Authority Sales Tax Revenue) Series 2025-B 5.00%, 07/01/2045	2,500	2,712,708
Massachusetts Development Finance Agency (Emerson College) Series 2025 5.00%, 01/01/2029	1,175	1,228,533
Massachusetts Development Finance Agency (Lifespan Obligated Group) Series 2025 5.25%, 08/15/2045	1,000	1,044,319
Massachusetts Development Finance Agency (Southcoast Health System Obligated Group) Series 2021-G 4.00%, 07/01/2046	1,000	885,889
Massachusetts Development Finance Agency (Tufts Medicine Obligated Group) Series 2024 8.50%, 10/01/2026	1,000	1,001,172
Massachusetts Port Authority (Massachusetts Port Authority) Series 2019-A 5.00%, 07/01/2038	2,500	2,602,059
Series 2019-C 5.00%, 07/01/2039	3,050	3,162,598
Massachusetts Water Resources Authority (Massachusetts Water Resources Authority) Series 2024-C 5.00%, 08/01/2040	2,810	3,138,290

		25,045,788

ABFunds.com	AB Municipal Bond Inflation Strategy 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Michigan – 1.4%
City of Detroit MI (City of Detroit MI) Series 2018 5.00%, 04/01/2035	$750	$775,077
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) AG Series 2006-D 3.445% (CME Term SOFR 3 Month + 0.60%), 07/01/2032(a)	2,605	2,579,847
Detroit Downtown Development Authority (Detroit Downtown Development Authority Catalyst Development Area) Series 2024 5.00%, 07/01/2048	1,000	1,040,700
Great Lakes Water Authority Water Supply System Revenue (Great Lakes Water Authority Water Supply System Revenue) Series 2025-A 5.00%, 07/01/2033	1,000	1,158,463
Michigan Finance Authority (Bronson Health Care Group Obligated Group) Series 2019 3.75%, 11/15/2049	11,080	11,071,028
Michigan Finance Authority (City of Detroit MI) Series 2016-C 5.00%, 04/01/2027	1,735	1,768,629
Michigan Finance Authority (Henry Ford Health System Obligated Group) Series 2016 5.00%, 11/15/2031	1,785	1,822,039
Michigan Finance Authority (Michigan Finance Authority Tobacco Settlement Revenue) Series 2020-A 3.267%, 06/01/2039	870	828,765
Michigan Finance Authority (Public Lighting Authority) BAM Series 2025 5.00%, 07/01/2040	1,000	1,101,911

		22,146,459

22 AB Municipal Bond Inflation Strategy	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Minnesota – 0.7%
City of Brooklyn Park MN (Brooklyn Park AH I LLLP) Series 2023 6.205%, 01/01/2042(b)(j)	$1,500	$1,546,962
City of St. Cloud MN (CentraCare Health System Obligated Group) Series 2024 5.00%, 05/01/2041	1,000	1,080,608
Dakota County Community Development Agency (Rosemont AH I LLLP) Series 2023 5.66%, 07/01/2041(b)	1,000	978,139
Minneapolis-St. Paul Metropolitan Airports Commission (Minneapolis-St Paul Metropolitan Airports Commission) Series 2022-B 4.00%, 01/01/2038	4,250	4,268,804
5.00%, 01/01/2039	2,105	2,233,537
Washington County Community Development Agency (Raymie Johnson Estates) Series 2025 6.08%, 07/01/2042	1,000	1,027,708

		11,135,758

Mississippi – 0.1%
City of Gulfport MS (Memorial Hospital at Gulfport Obligated Group) Series 2025 5.00%, 07/01/2035	1,000	1,115,165
Mississippi Development Bank (Magnolia Regional Health Center) Series 2021 5.00%, 10/01/2033(b)	1,000	1,031,012

		2,146,177

Missouri – 0.3%
Health & Educational Facilities Authority of the State of Missouri (BJC Healthcare Obligated Group) Series 2025-A 5.00%, 04/01/2036	2,000	2,312,752
Howard Bend Levee District (Howard Bend Levee District) XLCA Series 2005 5.75%, 03/01/2027	120	123,441

ABFunds.com	AB Municipal Bond Inflation Strategy 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Lee’s Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2016-A 5.00%, 08/15/2036	$1,675	$1,679,249

		4,115,442

Montana – 0.2%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 02/15/2031	1,925	1,970,869
5.00%, 02/15/2033	1,350	1,380,497

		3,351,366

Nebraska – 0.7%
Central Plains Energy Project (Bank of Montreal) Series 2023-A 5.00%, 05/01/2054	2,000	2,144,179
Central Plains Energy Project (Royal Bank of Canada) Series 2025-A 5.00%, 08/01/2055	5,000	5,400,432
Lincoln Airport Authority (Lincoln Airport Authority) Series 2021 4.00%, 07/01/2035	3,045	3,092,294

		10,636,905

Nevada – 1.5%
Las Vegas Valley Water District (Las Vegas Valley Water District) Series 2022-A 4.00%, 06/01/2036	5,000	5,221,209
4.00%, 06/01/2037	6,350	6,582,877
Series 2025-A 5.00%, 06/01/2045	5,650	6,070,913
Reno-Tahoe Airport Authority (Reno-Tahoe Airport Authority) Series 2024 5.00%, 07/01/2036	1,000	1,088,042
Tahoe-Douglas Visitors Authority (Tahoe-Douglas Visitors Authority) Series 2020 5.00%, 07/01/2029	2,625	2,780,371
5.00%, 07/01/2035	805	849,791

		22,593,203

24 AB Municipal Bond Inflation Strategy	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Hampshire – 2.0%
National Finance Authority (NFA 2024-3) Series 2024-3, Class A 4.034%, 10/20/2051	$1,985	$1,953,782
New Hampshire Business Finance Authority (ARC70 II TRUST) Series 2024 4.15%, 10/20/2040	1,996	1,991,098
New Hampshire Business Finance Authority (Bridgeland Water & Utility Districts 490, 491 & 158) Series 2024 5.375%, 12/15/2035(b)	955	955,606
New Hampshire Business Finance Authority (Lakes Fresh Water Supply District of Denton County) Series 2024 5.00%, 12/01/2028(b)	747	747,398
New Hampshire Business Finance Authority (New Hampshire Business Finance Authority) Series 2025-2 5.15%, 09/28/2037	1,000	1,011,523
Series 2025-A Zero Coupon, 02/01/2035(b)	994	552,553
New Hampshire Business Finance Authority (NFA 2020-1) Series 2020-1, Class A 4.125%, 01/20/2034	1,413	1,441,938
New Hampshire Business Finance Authority (NFA 2022-1) Series 2022-1, Class A 4.375%, 09/20/2036	9,559	9,742,346
Series 2022-1, Class X 0.334%, 09/20/2036(g)	8,125	156,728
New Hampshire Business Finance Authority (NFA 2022-2) Series 2022-2, Class A 4.00%, 10/20/2036	4,792	4,750,957
New Hampshire Business Finance Authority (NFA 2024-1) Series 2024-1, Class X 0.495%, 07/01/2051(g)	2,148	78,234
New Hampshire Business Finance Authority (NFA 2024-2) Series 2024-2, Class X 0.506%, 08/20/2039(g)	990	39,090

ABFunds.com	AB Municipal Bond Inflation Strategy 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Hampshire Business Finance Authority (NFA 2025-1) Series 2025 5.875%, 12/15/2033(b)	$2,000	$2,014,560
Series 2025-1, Class A1 4.086%, 01/20/2041	995	991,208
New Hampshire Business Finance Authority (NFA 2025-2) Series 2025-2, Class A1 4.086%, 11/20/2042	3,494	3,434,415
New Hampshire Business Finance Authority (Tamarron Project) Series 2024 5.25%, 12/01/2035(b)	687	687,123
New Hampshire Business Finance Authority (The Highlands Project) Series 2024 5.125%, 12/15/2030	716	717,937

		31,266,496

New Jersey – 4.1%
New Jersey Economic Development Authority (DRP Urban Renewal 4 LLC) Series 2025 6.375%, 01/01/2035(b)	1,000	1,038,672
New Jersey Economic Development Authority (New Jersey-American Water) Series 2023 3.75%, 11/01/2034	2,000	2,024,367
New Jersey Educational Facilities Authority (Ramapo College of New Jersey) AG Series 2022-A 4.00%, 07/01/2039	550	558,521
4.00%, 07/01/2040	750	758,116
4.00%, 07/01/2041	835	841,657
5.00%, 07/01/2034	845	952,257
5.00%, 07/01/2035	400	448,393
5.00%, 07/01/2036	600	668,062
5.00%, 07/01/2037	600	663,813
5.00%, 07/01/2038	745	818,201
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2027	1,480	1,498,918
5.00%, 06/15/2029	4,390	4,447,041
Series 2018-A 5.00%, 06/15/2028	4,170	4,224,611
5.00%, 06/15/2029	17,500	17,727,383

26 AB Municipal Bond Inflation Strategy	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 06/15/2030	$1,500	$1,519,009
5.00%, 06/15/2031	3,000	3,038,277
New Jersey Transportation Trust Fund Authority (State of New Jersey Lease) Series 2023-B 5.00%, 06/15/2040	3,265	3,584,193
5.00%, 06/15/2043	1,250	1,336,744
Series 2024-A 4.00%, 06/15/2042	3,530	3,481,550
5.00%, 06/15/2037	3,750	4,271,100
New Jersey Turnpike Authority (New Jersey Turnpike Authority) Series 2024-C 5.00%, 01/01/2043	2,400	2,585,499
5.00%, 01/01/2044	1,000	1,071,665
Series 2025-C 5.00%, 01/01/2032	1,000	1,133,599
Tobacco Settlement Financing Corp./NJ (Tobacco Settlement Financing Corp/NJ) Series 2018-A 5.00%, 06/01/2030	4,750	4,983,618

		63,675,266

New Mexico – 0.1%
State of New Mexico Severance Tax Permanent Fund (State of New Mexico Severance Tax Permanent Fund) Series 2022-A 5.00%, 07/01/2031	1,000	1,127,750

New York – 7.7%
City of New York NY (City of New York NY) Series 2021 1.396%, 08/01/2027	3,120	2,994,640
Series 2021-A 4.00%, 08/01/2041	2,000	1,985,203
Series 2024-C 5.25%, 09/01/2050	3,000	3,188,532
Series 2025-B 5.00%, 08/01/2028	1,500	1,594,509
County of Nassau NY (County of Nassau NY) Series 2022-A 4.00%, 04/01/2042	2,205	2,189,613

ABFunds.com	AB Municipal Bond Inflation Strategy 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Empire State Development Corp. (State of New York Pers Income Tax) Series 2022 5.00%, 09/15/2029	$37,115	$40,469,984
Metropolitan Transportation Authority (Metropolitan Transportation Authority) Series 2016-B 5.00%, 11/15/2027	1,370	1,399,258
Series 2017 5.00%, 11/15/2025	1,935	1,936,291
5.00%, 11/15/2026	555	567,322
Series 2017-C 5.00%, 11/15/2027	1,745	1,823,298
Series 2020-A 5.00%, 11/15/2045	5,120	5,546,380
Series 2025 5.00%, 11/15/2044	2,440	2,573,199
New York City Municipal Water Finance Authority (New York City Municipal Water Finance Authority) Series 2023 5.00%, 06/15/2034	2,000	2,356,277
New York City Transitional Finance Authority Future Tax Secured Revenue (New York City Transitional Finance Authority Future Tax Secured Revenue) Series 2024 5.00%, 11/01/2038	6,800	7,662,289
5.00%, 11/01/2039	1,900	2,122,771
Series 2025 5.00%, 05/01/2043	2,500	2,706,580
Series 2025-H 5.00%, 11/01/2044	1,865	1,998,351
NEW York Energy Finance Development Corp. (Athene Annuity & Life Co.) Series 2025 5.00%, 07/01/2056	1,000	1,074,994
New York Liberty Development Corp. (3 World Trade Center LLC) Series 2014 5.375%, 11/15/2040(b)	200	200,037
New York State Dormitory Authority (New York State Sales Tax) Series 2018-C 5.00%, 03/15/2040	2,000	2,068,202
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2021 2.202%, 03/15/2034	2,000	1,708,316

28 AB Municipal Bond Inflation Strategy	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

2.252%, 03/15/2032	$2,000	$1,785,810
Series 2021-A 4.00%, 03/15/2039	1,000	1,006,285
Series 2022-A 4.00%, 03/15/2039	2,000	2,015,776
New York State Environmental Facilities Corp. (State of New York SRF) Series 2021 4.00%, 08/15/2038	800	830,463
New York State Thruway Authority (State of New York Pers Income Tax) Series 2025-A 5.00%, 03/15/2045	2,825	3,020,425
New York Transportation Development Corp. (JFK Intl Air Terminal) Series 2022 5.00%, 12/01/2042	1,610	1,643,891
New York Transportation Development Corp. (Laguardia Gateway Partners) Series 2016-A 5.00%, 07/01/2046	345	343,495
Suffolk Tobacco Asset Securitization Corp. (Suffolk Tobacco Asset Securitization) Series 2021 5.00%, 06/01/2028	2,265	2,375,824
5.00%, 06/01/2032	2,245	2,422,258
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021-A 2.00%, 05/15/2045	2,945	2,921,036
2.591%, 05/15/2036	2,000	1,671,088
2.917%, 05/15/2040	1,000	791,341
Series 2022 3.911% (SOFR + 1.05%), 04/01/2026(a)	6,000	5,999,609
Series 2024 5.00%, 11/15/2035	3,000	3,491,434
Triborough Bridge & Tunnel Authority (Triborough Bridge & Tunnel Authority) Series 2025-A 5.00%, 03/01/2028	1,000	1,054,879

		119,539,660

North Carolina – 0.3%
Cumberland County Industrial Facilities & Pollution Control Financing Authority (American Titanium Metal) Series 2024 3.75%, 12/01/2027	2,000	2,000,000

ABFunds.com	AB Municipal Bond Inflation Strategy 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2025 3.125%, 12/01/2027(f)	$1,400	$1,398,618
Fayetteville State University (Fayetteville State University) Series 2023 5.00%, 04/01/2032(b)	655	718,618

		4,117,236

Ohio – 2.5%
American Municipal Power, Inc. (Prerefunded – US Govt Agencies) Series 2016-A 5.00%, 02/15/2036	5,000	5,029,711
City of Chillicothe OH (Adena Health System Obligated Group) Series 2017 5.00%, 12/01/2037	3,385	3,449,718
Columbus Regional Airport Authority (Columbus Regional Airport Authority) Series 2025 5.00%, 01/01/2037	1,125	1,232,691
5.25%, 01/01/2044	2,000	2,101,526
5.25%, 01/01/2045	1,430	1,496,659
County of Hamilton OH (Christ Hospital Obligated Group) Series 2023 5.00%, 06/01/2042	1,000	1,026,928
County of Washington OH (Marietta Area Health Care Obligated Group) Series 2022 6.375%, 12/01/2037	2,000	2,161,043
Ohio Higher Educational Facility Commission (University of Dayton) Series 2022 5.00%, 02/01/2038	1,250	1,357,172
5.00%, 02/01/2039	3,860	4,168,770
Port of Greater Cincinnati Development Authority (Port of Greater Cincinnati Development Authority) Series 2025-A 6.50%, 01/01/2045(b)	1,000	1,034,133
Reynoldsburg City School District (Reynoldsburg City School District) Series 2013 4.919%, 09/01/2030	885	928,782
Series 2014 4.939%, 09/01/2032	910	968,507

30 AB Municipal Bond Inflation Strategy	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

State of Ohio (Cleveland Clinic Health System Obligated Group) Series 2024 5.00%, 01/01/2035	$3,325	$3,858,467
State of Ohio (Prerefunded – US Treasuries) Series 2024 5.00%, 01/01/2035	75	87,290
University of Toledo (University of Toledo) Series 2023-B 3.868% (SOFR + 0.90%), 06/01/2036(a)(b)	9,525	9,398,637

		38,300,034

Oklahoma – 0.5%
Oklahoma Development Finance Authority (Oklahoma Development Finance Authority) Series 2022 4.38%, 11/01/2045	2,500	2,376,349
Oklahoma Development Finance Authority (OU Medicine Obligated Group) Series 2022-A 5.50%, 08/15/2037	2,000	2,107,759
Oklahoma Turnpike Authority (Oklahoma Turnpike Authority) Series 2025-A 5.00%, 01/01/2045	2,000	2,155,973
Tulsa Municipal Airport Trust Trustees/OK (American Airlines, Inc.) Series 2025 6.25%, 12/01/2035	1,000	1,153,199

		7,793,280

Oregon – 0.8%
Deschutes County Hospital Facilities Authority (St. Charles Health System Obligated Group) Series 2016-A 4.00%, 01/01/2033	1,000	1,000,660
Oregon Health & Science University (Oregon Health & Science University Obligated Group) Series 2021-B 5.00%, 07/01/2046	4,750	5,092,503
Port of Portland OR Airport Revenue (Port of Portland OR Airport Revenue) Series 2022-2 4.00%, 07/01/2040	3,175	3,110,015
Series 2023 5.25%, 07/01/2041	2,175	2,350,725

		11,553,903

ABFunds.com	AB Municipal Bond Inflation Strategy 31

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Other – 0.6%
Federal Home Loan Mortgage Corp. Multifamily ML Certificates (FRETE 2024-ML22) Series 2024-ML22, Class AUS 4.547%, 10/25/2040	$2,473	$2,545,867
Federal Home Loan Mortgage Corp. Multifamily ML Certificates (FRETE 2024-ML23) Series 2024-ML23, Class AUS 4.563%, 04/25/2042(b)	1,991	2,024,299
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates (FHLM) 4.759%, 08/25/2041	1,989	2,050,424
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates (FHLMC Multifamily VRD Certificates) Series 2025-M 4.095%, 11/25/2042	1,941	1,916,817
4.497%, 06/25/2042	1,000	1,009,801

		9,547,208

Pennsylvania – 5.6%
Allegheny County Hospital Development Authority (UPMC Obligated Group) Series 2022 3.92% (MUNIPSA + 0.70%), 11/15/2047(a)	5,000	4,950,565
Berks County Municipal Authority (The) (Tower Health Obligated Group) Series 2024 5.00%, 06/30/2039	2,200	1,992,492
8.00%, 06/30/2034	325	323,392
Series 2024-A 6.00%, 06/30/2034	155	166,878
Bucks County Industrial Development Authority (Grand View Hospital/Sellersville PA Obligated Group) Series 2021 5.00%, 07/01/2033	1,150	1,228,748
5.00%, 07/01/2034	1,300	1,383,059
5.00%, 07/01/2035	1,050	1,110,905
Chester County Industrial Development Authority (Collegium Charter School) Series 2022 5.00%, 10/15/2032(b)	750	759,468

32 AB Municipal Bond Inflation Strategy	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Philadelphia PA (City of Philadelphia PA) Series 2017 5.00%, 08/01/2028	$12,990	$13,461,136
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) AG Series 2022 4.00%, 07/01/2040	10,000	9,950,396
Lancaster County Hospital Authority/PA (St. Anne’s Retirement Community Obligated Group) Series 2022 5.00%, 03/01/2033	1,600	1,581,752
Montgomery County Higher Education & Health Authority (Thomas Jefferson University Obligated Group) Series 2018 5.00%, 09/01/2034	1,500	1,573,982
Series 2022 4.00%, 05/01/2036	1,100	1,114,541
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 06/30/2042	1,000	1,002,452
Pennsylvania Economic Development Financing Authority (UPMC Obligated Group) Series 2022-C 3.92% (MUNIPSA + 0.70%), 11/15/2047(a)	5,000	4,979,524
Pennsylvania State University (The) (Pennsylvania State University) Series 2025 5.00%, 09/01/2044	2,550	2,754,274
Pennsylvania Turnpike Commission (Pennsylvania Turnpike Commission) Series 2017 5.00%, 12/01/2028	1,750	1,833,314
5.00%, 12/01/2029	1,255	1,315,624
Series 2021-A 3.00%, 12/01/2042	1,245	1,044,013
Series 2021-B 4.00%, 12/01/2039	2,000	2,024,966
Series 2022-A 5.00%, 12/01/2036	1,000	1,125,221

ABFunds.com	AB Municipal Bond Inflation Strategy 33

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2024 5.00%, 12/01/2038	$5,800	$6,557,325
Pennsylvania Turnpike Commission (Prerefunded – US Treasuries) Series 2016 5.00%, 06/01/2026	2,000	2,003,265
Philadelphia Authority for Industrial Development (MaST Community Charter School III) Series 2021 5.00%, 08/01/2040	1,000	1,007,824
Pittsburgh Water & Sewer Authority (Pittsburgh Water & Sewer Authority) AG Series 2023-C 3.789% (SOFR + 0.80%), 09/01/2040(a)(b)	10,000	9,903,229
School District of Philadelphia (The) (School District of Philadelphia/The) Series 2016-F 5.00%, 09/01/2034	5,000	5,050,373
Series 2023-A 5.25%, 09/01/2039	2,000	2,226,328
5.25%, 09/01/2043	4,000	4,323,700

		86,748,746

Puerto Rico – 0.2%
Commonwealth of Puerto Rico (Commonwealth of Puerto Rico) Series 2022-C Zero Coupon, 11/01/2043	17	10,667
Puerto Rico Commonwealth Aqueduct & Sewer Authority (Puerto Rico Commonwealth Aqueduct & Sewer Authority) Series 2021-C 3.50%, 07/01/2026(b)	2,000	1,954,721
Puerto Rico Electric Power Authority (Puerto Rico Electric Power Authority) AG Series 2007-V 5.25%, 07/01/2031	970	988,130

		2,953,518

Rhode Island – 0.2%
Rhode Island Health & Educational Building Corp. (City of Newport RI) Series 2022-C 4.00%, 05/15/2040	3,435	3,495,404

34 AB Municipal Bond Inflation Strategy	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

South Carolina – 1.1%
Columbia Housing Authority/SC (Garden Lakes Apartments) Series 2022 5.26%, 11/01/2032	$100	$100,113
5.41%, 11/01/2039	1,315	1,277,798
6.28%, 11/01/2039	100	97,317
Last Step Recycling LLC (Last Step Recycling LLC) 9.50%, 12/15/2028(d)(h)(i)(k)	373	372,695
South Carolina Jobs-Economic Development Authority (Connexion Communities Obligated Group) Series 2025 6.25%, 10/15/2042(b)	1,000	998,959
South Carolina Jobs-Economic Development Authority (Last Step Recycling LLC) Series 2021 6.25%, 06/01/2040(c)(d)(e)	1,000	110,000
South Carolina Jobs-Economic Development Authority (Novant Health Obligated Group) Series 2024 5.25%, 11/01/2044	2,500	2,673,553
5.50%, 11/01/2054	2,500	2,661,279
South Carolina Public Service Authority (South Carolina Public Service Authority) Series 2016-A 5.00%, 12/01/2034	1,000	1,010,998
5.00%, 12/01/2036	1,535	1,549,788
Series 2016-B 5.00%, 12/01/2037	5,040	5,121,181
Series 2016-C 5.00%, 12/01/2035	930	947,749

		16,921,430

Tennessee – 2.4%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016-A 5.00%, 12/01/2035(b)	1,410	1,353,840
Series 2016-B Zero Coupon, 12/01/2031(b)	1,000	716,731
Knox County Industrial Development Board (Tompaul Knoxville LLC) Series 2022 8.75%, 11/01/2032(d)	1,000	1,002,881
9.25%, 11/01/2042(d)	1,000	993,300

ABFunds.com	AB Municipal Bond Inflation Strategy 35

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Memphis-Shelby County Airport Authority (Memphis-Shelby County Airport Authority) Series 2021-A 5.00%, 07/01/2045	$3,120	$3,173,723
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Vanderbilt University Medical Center Obligated Group) Series 2024 5.00%, 07/01/2034	2,000	2,274,032
Metropolitan Nashville Airport Authority (The) (Metropolitan Nashville Airport Authority/The) Series 2022-B 5.50%, 07/01/2037	1,000	1,116,486
5.50%, 07/01/2038	1,300	1,442,575
5.50%, 07/01/2042	1,485	1,595,481
Tennergy Corp./TN (Morgan Stanley) Series 2021-A 4.00%, 12/01/2051	9,015	9,205,215
Tennergy Corp./TN (Nomura Holdings, Inc.) Series 2022-A 5.50%, 10/01/2053	5,000	5,421,845
Tennessee Energy Acquisition Corp. (Goldman Sachs Group) Series 2023-A 5.00%, 05/01/2053	4,000	4,145,012
Tennessee Energy Acquisition Corp. (Pacific Life Insurance) Series 2025-A 5.00%, 12/01/2035	3,500	3,809,308
Wilson County Health & Educational Facilities Board (Limestone Trail Apartments) Series 2021 4.00%, 12/01/2039	990	785,264

		37,035,693

Texas – 5.5%
Central Texas Regional Mobility Authority (Central Texas Regional Mobility Authority) Series 2021-B 5.00%, 01/01/2034	1,575	1,722,815
5.00%, 01/01/2037	1,675	1,804,364
5.00%, 01/01/2039	1,000	1,066,455
Central Texas Turnpike System (Central Texas Turnpike System) Series 2024-A 5.00%, 08/15/2038	1,000	1,111,111

36 AB Municipal Bond Inflation Strategy	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Austin TX Airport System Revenue (City of Austin TX Airport System Revenue) Series 2022 5.00%, 11/15/2042	$2,500	$2,618,092
City of Houston TX Airport System Revenue (City of Houston TX Airport System Revenue) Series 2025-A 5.25%, 07/01/2038	1,000	1,118,801
AG Series 2023 5.00%, 07/01/2033	4,000	4,494,492
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2024-B 5.25%, 07/15/2034	6,000	6,502,862
5.50%, 07/15/2036	2,495	2,742,616
City of Houston TX Combined Utility System Revenue (City of Houston TX Combined Utility System Revenue) Series 2018-D 5.00%, 11/15/2043	1,780	1,825,376
Series 2019-B 4.00%, 11/15/2039	1,015	1,024,763
City of San Antonio TX Electric & Gas Systems Revenue (City of San Antonio TX Electric & Gas Systems Revenue) Series 2021-A 5.00%, 02/01/2038	1,750	1,881,585
5.00%, 02/01/2039	2,000	2,138,633
Conroe Local Government Corp. (Conroe Local Govt Conroe Convention Center Hotel) Series 2021 4.00%, 10/01/2041	905	888,418
Dallas Fort Worth International Airport (Dallas Fort Worth Intl Airport) Series 2025-A 5.25%, 11/01/2039	2,880	3,209,063
Grand Parkway Transportation Corp. (Grand Parkway Transportation) Series 2013 5.80%, 10/01/2045(j)	1,000	1,060,590
Series 2018-A 5.00%, 10/01/2043	6,090	6,252,095

ABFunds.com	AB Municipal Bond Inflation Strategy 37

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System Obligated Group) Series 2022 4.07% (MUNIPSA + 0.85%), 07/01/2049(a)	$2,885	$2,885,345
Series 2024 5.00%, 07/01/2034	2,000	2,313,206
Longview Independent School District (Prerefunded – US Treasuries) Series 2017 4.00%, 02/15/2035	1,625	1,662,655
Lower Colorado River Authority (LCRA Transmission Services) Series 2021 5.00%, 05/15/2029	800	861,763
New Hope Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community Obligated Group) Series 2021 2.00%, 11/16/2061(c)(e)(j)	964	253,361
7.50%, 11/15/2036(c)(e)	225	186,668
7.50%, 11/15/2037(c)(e)	35	27,870
New Hope Cultural Education Facilities Finance Corp. (Dwyer Workforce Development) Series 2023 8.50%, 09/01/2027(d)	1,180	1,179,777
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries Obligated Group) Series 2022 4.00%, 01/01/2042	1,825	1,524,471
New Hope Cultural Education Facilities Finance Corp. (SLF CHP LLC) Series 2025 5.75%, 07/01/2035(b)	1,000	1,010,847
North Texas Tollway Authority (North Texas Tollway System) Series 2021-B 4.00%, 01/01/2032	1,080	1,125,524
Plano Independent School District (Plano Independent School District) Series 2023 5.00%, 02/15/2043	1,260	1,329,616

38 AB Municipal Bond Inflation Strategy	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Port of Beaumont Industrial Development Authority (Jefferson 2020 Bond Lessee & Borrower Obligated Group) Series 2021 4.10%, 01/01/2028(b)	$1,000	$901,487
Port of Beaumont Navigation District (Jefferson 2020 Bond Lessee & Borrower Obligated Group) Series 2024 10.00%, 07/01/2026(b)	1,000	1,003,617
Port of Beaumont Navigation District (Jefferson Railport Terminal II) Series 2021 2.00%, 01/01/2027(b)	550	536,030
San Antonio Water System (San Antonio Water System) Series 2022-B 5.25%, 05/15/2052	2,160	2,275,477
Tarrant County Cultural Education Facilities Finance Corp. (CHRISTUS Health Obligated Group) Series 2018-A 5.00%, 07/01/2030	2,465	2,621,602
5.00%, 07/01/2031	10,940	11,648,744
Tarrant County Cultural Education Facilities Finance Corp. (Tarrant County Cultural Education Facilities Finance) 5.00%, 11/15/2025(c)(e)(h)(i)	904	– 0	–
Tarrant County Cultural Education Facilities Finance Corp. (Texas Health Resources Obligated Group) Series 2025-A 5.00%, 11/15/2039	1,000	1,113,535
Texas Municipal Gas Acquisition & Supply Corp. IV (BP PLC) Series 2023-A 5.50%, 01/01/2054	5,790	6,206,934
Texas Municipal Gas Acquisition & Supply Corp. V (Bank of America Corp.) Series 2024 5.00%, 01/01/2055	2,000	2,201,330
Texas State University System (Texas State University System) Series 2024 5.00%, 03/15/2043	1,000	1,069,970

		85,401,960

ABFunds.com	AB Municipal Bond Inflation Strategy 39

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Utah – 0.4%
City of Salt Lake City UT Airport Revenue (City of Salt Lake City UT Airport Revenue) Series 2023-A 5.00%, 07/01/2034	$1,400	$1,567,298
Series 2025-A 5.25%, 07/01/2043	1,475	1,580,049
Intermountain Power Agency (Intermountain Power Agency) Series 2023 5.00%, 07/01/2039	2,000	2,165,976
Series 2024-A 5.00%, 07/01/2039	1,000	1,097,353
Utah Housing Corp. (255 State 4 LLC) Series 2020 4.58%, 01/01/2040(b)(j)	451	391,010

		6,801,686

Virginia – 0.8%
Chesterfield County Economic Development Authority (County of Chesterfield VA) Series 2024 5.00%, 04/01/2042	2,000	2,180,570
Federal Home Loan Mortgage Corp. VA FEDMFH (FMMV M052) Series M052, Class A 2.65%, 06/15/2036	3,580	3,180,862
US Bank Trust Co. NA (Park Landing LP) Series 2022-B 5.90%, 08/01/2052	1,670	1,500,547
Virginia College Building Authority (Washington & Lee University) Series 2021 3.00%, 01/01/2040	1,000	847,928
Virginia Public Building Authority (Commonwealth of Virginia State Lease) Series 2024-A 5.00%, 08/01/2044	1,085	1,169,008
Virginia Public Building Authority (Virginia Public Building Authority State Lease) Series 2025 5.00%, 08/01/2040	2,000	2,246,958
Virginia Small Business Financing Authority (Pure Salmon Virginia LLC) Series 2024 4.00%, 11/01/2052	1,000	1,000,266

		12,126,139

40 AB Municipal Bond Inflation Strategy	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Washington – 2.7%
Port of Seattle WA (Port of Seattle WA) Series 2018-A 5.00%, 05/01/2029	$8,280	$8,524,936
5.00%, 05/01/2030	6,200	6,382,488
5.00%, 05/01/2038	1,000	1,013,036
Series 2021 4.00%, 08/01/2041	13,380	12,949,555
Series 2024 5.25%, 07/01/2043	1,835	1,975,628
State of Washington (State of Washington) Series 2017 5.00%, 08/01/2030	1,710	1,778,870
Series 2024-C 5.00%, 02/01/2045	3,000	3,205,997
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2016 5.00%, 01/01/2036(b)	2,125	2,137,664
Washington State Housing Finance Commission (WSHFC 2021-1) Series 2021-1, Class A 3.50%, 12/20/2035	932	906,554
Series 2021-1, Class X 0.727%, 12/20/2035(g)	932	35,792
Washington State Housing Finance Commission (WSHFC 2024-1) Series 2024-1, Class A 4.084%, 03/01/2050	993	971,618
Washington State Housing Finance Commission (WSHFC 2025-1) Series 2025-1, Class A1 3.95%, 08/20/2063	1,997	1,921,557

		41,803,695

West Virginia – 0.3%
City of South Charleston WV (City of South Charleston WV South Charleston Park Place Excise Tax District) Series 2022 4.25%, 06/01/2042(b)	1,180	966,932
Tobacco Settlement Finance Authority/WV (Tobacco Settlement Finance Authority/WV) Series 2020 4.875%, 06/01/2049	1,740	1,595,951

ABFunds.com	AB Municipal Bond Inflation Strategy 41

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

West Virginia Economic Development Authority (Wyoming County Coal LLC) Series 2023 9.00%, 06/01/2038(d)	$2,500	$2,250,000

		4,812,883

Wisconsin – 1.5%
St. Croix Chippewa Indians of Wisconsin (St. Croix Chippewa Indians of Wisconsin) Series 2021 5.00%, 09/30/2041(b)	1,000	912,314
Wisconsin Health & Educational Facilities Authority (Advocate Aurora Health Obligated Group) Series 2023 5.00%, 08/15/2054	1,000	1,012,360
Wisconsin Health & Educational Facilities Authority (Chiara Housing & Services Obligated Group) Series 2024 5.00%, 07/01/2035	960	980,258
Series 2025 6.375%, 07/01/2045	1,000	1,047,156
Wisconsin Housing & Economic Development Authority (Roers Sun Prairie Apartments Owner) Series 2022 4.625%, 03/15/2040(b)	280	249,090
Series 2022-A 3.875%, 12/01/2039(b)	1,285	1,139,297
Wisconsin Public Finance Authority (Absolute Awakenings) Series 2025-A 6.00%, 01/01/2035(b)	1,045	1,099,208
Wisconsin Public Finance Authority (Alpha Ranch Water Control & Improvement District of Denton & Wise Counties) Series 2024 Zero Coupon, 12/15/2038(b)	1,000	458,806
Wisconsin Public Finance Authority (Catholic Bishop of Chicago/The) Series 2021 5.75%, 07/25/2041(d)	5,000	4,660,211
Wisconsin Public Finance Authority (CFC-SA LLC) Series 2022 5.50%, 02/01/2042(b)	3,100	3,206,976
Wisconsin Public Finance Authority (Heritage Bend Project) Series 2025 Zero Coupon, 12/15/2042(b)	2,000	606,651

42 AB Municipal Bond Inflation Strategy	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (National Senior Communities Obligated Group) Series 2022 4.00%, 01/01/2042	$1,375	$1,301,274
Wisconsin Public Finance Authority (Prerefunded – US Treasuries) Series 2022 4.00%, 04/01/2032(b)	15	15,456
Wisconsin Public Finance Authority (Puerto Rico Tollroads LLC) Series 2024 5.50%, 07/01/2044	1,500	1,555,522
Wisconsin Public Finance Authority (Renown Regional Medical Center Obligated Group) Series 2020 4.00%, 06/01/2035	1,220	1,232,316
Wisconsin Public Finance Authority (Signorelli Projects) Series 2024 5.375%, 12/15/2032(b)	908	908,165
Wisconsin Public Finance Authority (UNC Health Appalachian Obligated Group) Series 2021 5.00%, 07/01/2035	300	310,891
5.00%, 07/01/2036	350	361,098
5.00%, 07/01/2038	375	383,516
Wisconsin Public Finance Authority (Wisconsin Public Finance Authority-MF Affordable Housing) Series 2024-1 4.10%, 09/25/2039	924	930,925

		22,371,490

Total Long-Term Municipal Bonds (cost $1,403,157,582)		1,398,012,415

Short-Term Municipal Notes – 4.2%
Arizona – 0.0%
Arizona Industrial Development Authority (Phoenix Children’s Hospital) Series 2024 4.00%, 02/01/2048(l)	565	565,000

California – 0.5%
City of Los Angeles CA (City of Los Angeles CA) Series 2025 5.00%, 06/25/2026	7,425	7,549,476

ABFunds.com	AB Municipal Bond Inflation Strategy 43

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Nuveen California AMT-Free Quality Municipal Income Fund (Nuveen California AMT-Free Quality Municipal Income Fund) Series 2017 3.67%, 10/01/2047(b)(l)	$1,000	$1,000,000

		8,549,476

Colorado – 0.3%
Colorado State Education Loan Program (Colorado State Education Loan Program) Series 2025 5.00%, 06/30/2026	5,200	5,275,610

Florida – 0.2%
School Board of Miami-Dade County (The) (School Board of Miami-Dade County/The) Series 2025 4.00%, 01/07/2026	3,000	3,005,576

Idaho – 0.2%
Idaho Health Facilities Authority (St. Luke’s Health System Obligated Group/ID) Series 2025 4.00%, 03/01/2060(l)	2,600	2,600,000

Michigan – 0.1%
Oakland University (Oakland University) Series 2010 3.15%, 03/01/2031(l)	1,000	1,000,000

New York – 1.3%
City of New York NY (City of New York NY) Series 2008-L 3.95%, 04/01/2038(l)	3,000	3,000,000
Series 2013-D 4.00%, 08/01/2040(l)	3,600	3,600,000
Town of Oyster Bay NY (Town of Oyster Bay NY) Series 2025 4.00%, 03/06/2026	3,420	3,433,231
4.00%, 08/21/2026	5,200	5,252,579
Triborough Bridge & Tunnel Authority (Triborough Bridge & Tunnel Authority) Series 2025 4.20% (MUNIPSA + 0.98%), 05/01/2026(a)	4,800	4,800,000

		20,085,810

44 AB Municipal Bond Inflation Strategy	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

North Carolina – 0.1%
Charlotte-Mecklenburg Hospital Authority (The) (Atrium Health Obligated Group) AG Series 2017-E 4.00%, 01/15/2044(l)	$1,595	$1,595,000

Oregon – 0.4%
Oregon State Facilities Authority (PeaceHealth Obligated Group) Series 2018-A 3.85%, 08/01/2034(l)	700	700,000
Series 2018-B 3.95%, 08/01/2034(l)	4,870	4,870,000

		5,570,000

Other – 0.6%
Nuveen AMT-Free Municipal Credit Income Fund (Nuveen AMT-Free Municipal Credit Income Fund) Series 2019 3.67%, 03/01/2029(l)	4,000	4,000,000
Nuveen AMT-Free Quality Municipal Income Fund (Nuveen AMT-Free Quality Municipal Income Fund) Series 2021 3.67%, 03/01/2029(l)	4,800	4,800,000

		8,800,000

South Carolina – 0.4%
Berkeley County School District (Berkeley County School District) Series 2025-A 5.00%, 06/01/2026	3,000	3,037,313
Orangeburg County School District (Orangeburg County School District) Series 2025 5.00%, 08/13/2026	3,000	3,052,144

		6,089,457

Virginia – 0.1%
Hampton Roads Sanitation District (Hampton Roads Sanitation District) Series 2025-A 5.00%, 07/15/2026	2,000	2,030,208

Total Short-Term Municipal Notes (cost $65,161,177)		65,166,137

Total Municipal Obligations (cost $1,468,318,759)		1,463,178,552

ABFunds.com	AB Municipal Bond Inflation Strategy 45

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.1%
Agency CMBS – 0.3%
Federal Home Loan Mortgage Corp. Multifamily ML Certificates Series 2021-ML10, Class ACA 2.046%, 06/25/2038	$944	$787,910
Series 2021-ML12, Class AUS 2.34%, 07/25/2041	2,388	2,001,875
Series 2022-ML13, Class XCA 0.958%, 07/25/2036(g)	1,110	59,932
Series 2022-ML13, Class XUS 0.985%, 09/25/2036(g)	1,993	134,595
Series 2024-ML24, Class AUS 4.156%, 05/25/2041	1,976	1,935,608

		4,919,920

Non-Agency Fixed Rate CMBS – 0.8%
Illinois Housing Development Authority Series 2019-B, Class 1 3.87%, 11/15/2035(b)	12,221	11,189,789
New Hampshire Business Finance Authority Series 2022-2, Class X 0.675%, 10/01/2036(g)	4,792	202,001
Washington State Housing Finance Commission Series 2023-1, Class X 1.451%, 04/20/2037(g)	2,942	287,631

		11,679,421

Total Commercial Mortgage-Backed Securities (cost $19,796,337)		16,599,341

CORPORATES – INVESTMENT GRADE – 0.4%
Industrial – 0.4%
Consumer Non-Cyclical – 0.4%
Baylor Scott & White Holdings Series 2021 0.827%, 11/15/2025	1,000	999,210
1.777%, 11/15/2030	1,000	892,240
Hackensack Meridian Health, Inc. Series 2020 2.675%, 09/01/2041	1,790	1,299,970
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031	2,300	1,956,794

46 AB Municipal Bond Inflation Strategy	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Sutter Health Series 20A 3.161%, 08/15/2040	$1,000	$794,010

Total Corporates - Investment Grade (cost $7,062,398)		5,942,224

CORPORATES – NON-INVESTMENT GRADE – 0.2%
Industrial – 0.2%
Communications - Media – 0.2%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 01/15/2034(b)	1,933	1,623,894
DISH DBS Corp. 5.25%, 12/01/2026(b)	959	943,589
5.75%, 12/01/2028(b)	996	955,951

Total Corporates - Non-Investment Grade (cost $3,887,636)		3,523,434

	Shares
SHORT-TERM INVESTMENTS – 0.7%
Investment Companies – 0.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 3.96%(m)(n)(o) (cost $11,629,424)	11,629,424	11,629,424

Total Investments – 97.0%
(cost $1,510,694,554)		$1,500,872,975
Other assets less liabilities – 3.0%		46,107,654

Net Assets – 100.0%		$1,546,980,629

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2025	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
CDX-NAHY Series 45, 5 Year Index, 12/20/2030*	(5.00)%	Quarterly	3.29%	USD 1,481	$(1,534,675)	$(1,481,162)	$(53,513)

*	Termination date

ABFunds.com	AB Municipal Bond Inflation Strategy 47

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	50,000	04/15/2027	2.743%	CPI	#	Maturity	$(103,550)	$	– 0	–	$(103,550)
USD	19,310	01/15/2028	1.230%	CPI	#	Maturity	4,073,464		– 0	–	4,073,464
USD	14,770	01/15/2028	0.735%	CPI	#	Maturity	3,697,027		– 0	–	3,697,027
USD	12,000	08/29/2029	1.748%	CPI	#	Maturity	2,168,412		– 0	–	2,168,412
USD	4,825	01/15/2030	1.572%	CPI	#	Maturity	949,711		– 0	–	949,711
USD	4,825	01/15/2030	1.587%	CPI	#	Maturity	942,478		– 0	–	942,478
USD	1,670	01/15/2030	1.714%	CPI	#	Maturity	304,876		– 0	–	304,876
USD	1,670	01/15/2030	1.731%	CPI	#	Maturity	302,003		– 0	–	302,003
USD	7,850	01/15/2031	2.782%	CPI	#	Maturity	639,256		– 0	–	639,256
USD	6,150	01/15/2031	2.680%	CPI	#	Maturity	567,747		– 0	–	567,747
USD	5,000	04/01/2036	2.438%	CPI	#	Maturity	529,154		– 0	–	529,154
USD	32,000	04/29/2036	2.503%	CPI	#	Maturity	3,029,130		– 0	–	3,029,130
USD	10,000	05/01/2036	2.510%	CPI	#	Maturity	934,531		– 0	–	934,531
USD	10,000	08/03/2036	2.488%	CPI	#	Maturity	826,090		– 0	–	826,090
USD	20,000	08/06/2036	2.440%	CPI	#	Maturity	1,769,750		– 0	–	1,769,750
USD	40,000	10/04/2036	2.510%	CPI	#	Maturity	2,723,636		– 0	–	2,723,636
USD	25,000	02/15/2045	2.388%	CPI	#	Maturity	317,039		56,559		260,480

							$23,670,754		$56,559		$23,614,195

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	2,800	10/15/2030	1 Day SOFR	4.082%	Annual	$86,133	$	– 0	–	$86,133
USD	14,400	03/31/2033	3.553%	1 Day SOFR	Annual	58,245		– 0	–	58,245
USD	6,700	08/15/2034	3.272%	1 Day SOFR	Annual	192,813		– 0	–	192,813
USD	2,466	08/15/2034	3.856%	1 Day SOFR	Annual	(40,833)		– 0	–	(40,833)
USD	14,000	02/15/2035	3.747%	1 Day SOFR	Annual	(70,433)		(3,306)		(67,127)
USD	23,400	09/25/2035	3.587%	1 Day SOFR	Annual	178,980		– 0	–	178,980
USD	12,500	09/25/2035	3.509%	1 Day SOFR	Annual	178,319		– 0	–	178,319

						$583,224		$(3,306)		$586,530

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
Bank of America NA	USD	23,000	04/15/2026	2.535%	CPI#	Maturity	$111,286	$	– 0	–	$111,286
Bank of America NA	USD	145,000	07/15/2030	2.730%	CPI#	Maturity	1,858,714		– 0	–	1,858,714
Bank of America NA	USD	25,000	02/02/2032	2.403%	CPI#	Maturity	2,657,806		– 0	–	2,657,806
Bank of America NA	USD	50,000	02/15/2041	2.403%	CPI#	Maturity	1,162,792		– 0	–	1,162,792
Bank of America NA	USD	9,500	02/15/2041	2.463%	CPI#	Maturity	135,850		– 0	–	135,850
Bank of America NA	USD	20,000	02/15/2045	2.359%	CPI#	Maturity	413,173		– 0	–	413,173
Bank of America NA	USD	16,500	02/15/2046	2.429%	CPI#	Maturity	152,957		– 0	–	152,957

48 AB Municipal Bond Inflation Strategy	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
Bank of America NA	USD	11,500	02/15/2046	2.442%	CPI#	Maturity	$81,724	$	– 0	–	$81,724
Barclays Bank PLC	USD	16,000	04/15/2026	2.218%	CPI#	Maturity	179,630		– 0	–	179,630
Barclays Bank PLC	USD	20,000	06/06/2032	2.145%	CPI#	Maturity	2,969,347		– 0	–	2,969,347
Barclays Bank PLC	USD	14,000	09/01/2032	2.128%	CPI#	Maturity	2,155,272		– 0	–	2,155,272
Barclays Bank PLC	USD	22,000	08/29/2033	2.368%	CPI#	Maturity	2,323,082		– 0	–	2,323,082
Citibank NA	USD	18,000	04/15/2026	2.155%	CPI#	Maturity	224,859		– 0	–	224,859
Citibank NA	USD	145,000	07/15/2026	2.618%	CPI#	Maturity	188,113		– 0	–	188,113
Citibank NA	USD	106,000	07/15/2026	2.733%	CPI#	Maturity	(106,310)		– 0	–	(106,310)
Citibank NA	USD	55,000	07/15/2026	3.072%	CPI#	Maturity	(429,477)		– 0	–	(429,477)
Citibank NA	USD	12,500	01/15/2030	2.516%	CPI#	Maturity	59,375		– 0	–	59,375
Citibank NA	USD	10,000	01/15/2030	2.509%	CPI#	Maturity	50,855		– 0	–	50,855
Citibank NA	USD	12,000	11/05/2033	2.273%	CPI#	Maturity	1,465,669		– 0	–	1,465,669
Citibank NA	USD	70,000	02/15/2035	2.477%	CPI#	Maturity	246,595		– 0	–	246,595
Citibank NA	USD	50,000	02/15/2035	2.410%	CPI#	Maturity	472,451		– 0	–	472,451
Citibank NA	USD	40,000	02/15/2035	2.456%	CPI#	Maturity	217,132		– 0	–	217,132
Citibank NA	USD	15,000	02/15/2035	2.495%	CPI#	Maturity	28,871		– 0	–	28,871
Goldman Sachs International	USD	40,000	07/15/2026	2.575%	CPI#	Maturity	85,871		– 0	–	85,871
Goldman Sachs International	USD	75,000	07/15/2030	2.413%	CPI#	Maturity	552,250		– 0	–	552,250
Goldman Sachs International	USD	18,000	04/15/2032	2.994%	CPI#	Maturity	841,325		– 0	–	841,325
Goldman Sachs International	USD	14,000	02/15/2041	2.380%	CPI#	Maturity	911,455		– 0	–	911,455
Goldman Sachs International	USD	7,000	02/15/2041	2.413%	CPI#	Maturity	419,548		– 0	–	419,548
Goldman Sachs International	USD	21,000	02/15/2046	2.396%	CPI#	Maturity	303,544		– 0	–	303,544
Goldman Sachs International	USD	11,500	02/15/2046	2.450%	CPI#	Maturity	67,871		– 0	–	67,871
JPMorgan Chase Bank NA	USD	5,000	03/01/2027	2.279%	CPI#	Maturity	613,706		– 0	–	613,706
JPMorgan Chase Bank NA	USD	10,000	07/03/2028	2.356%	CPI#	Maturity	1,129,849		– 0	–	1,129,849
JPMorgan Chase Bank NA	USD	25,000	11/05/2028	2.234%	CPI#	Maturity	3,165,947		– 0	–	3,165,947
JPMorgan Chase Bank NA	USD	18,000	04/17/2030	2.378%	CPI#	Maturity	1,940,924		– 0	–	1,940,924
JPMorgan Chase Bank NA	USD	29,000	04/15/2032	2.944%	CPI#	Maturity	1,526,083		– 0	–	1,526,083
JPMorgan Chase Bank NA	USD	24,000	11/17/2032	2.183%	CPI#	Maturity	3,416,301		– 0	–	3,416,301
JPMorgan Chase Bank NA	USD	28,000	02/15/2045	2.413%	CPI#	Maturity	254,300		– 0	–	254,300

							$31,848,740	$	– 0	–	$31,848,740

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
Citibank NA	USD 11,075	10/09/2029	1.125%	1 Week SIFMA*	Quarterly	$587,574	$	– 0	–	$587,574

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2025.

(b)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2025, the aggregate market value of these securities amounted to $119,894,322 or 7.8% of net assets.

(c)	Non-income producing security.

ABFunds.com	AB Municipal Bond Inflation Strategy 49

PORTFOLIO OF INVESTMENTS (continued)

(d)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.90% of net assets as of October 31, 2025, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Arizona Industrial Development Authority (Legacy Cares, Inc.) Series 2020 6.50%, 07/01/2026	06/13/2022	$1,038,659	$30,600	0.00%
Arizona Industrial Development Authority (Legacy Cares, Inc.) Series 2020 6.75%, 07/01/2030	07/21/2022	1,036,663	30,600	0.00%
Illinois Housing Development Authority (Drexel Court & Lake Park East) Series 2024 5.67%, 11/01/2038	10/19/2022	1,190,000	1,177,073	0.08%
Indiana Finance Authority (Brightmark Plastics Renewal Indiana) Series 2019 7.00%, 03/01/2039	03/28/2019	2,195,475	111,000	0.01%
Indiana Finance Authority (Parkview Health System Obligated Group) Series 2024-B 3.699%, 11/01/2046	06/24/2024	1,910,000	1,908,593	0.12%
Knox County Industrial Development Board (Tompaul Knoxville LLC) Series 2022 8.75%, 11/01/2032	11/25/2022	1,000,000	1,002,881	0.06%
Knox County Industrial Development Board (Tompaul Knoxville LLC) Series 2022 9.25%, 11/01/2042	11/25/2022	1,000,000	993,300	0.06%
Last Step Recycling LLC (Last Step Recycling LLC) 9.50%, 12/15/2028	03/26/2025- 06/23/2025	372,695	372,695	0.02%
New Hope Cultural Education Facilities Finance Corp. (Dwyer Workforce Development) Series 2023 8.50%, 09/01/2027	02/03/2023	1,180,000	1,179,777	0.08%
Polk County Industrial Development Authority/FL (Mineral Development LLC) Series 2020 5.875%, 01/01/2033	10/23/2020	950,000	190,000	0.01%

50 AB Municipal Bond Inflation Strategy	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
South Carolina Jobs-Economic Development Authority (Last Step Recycling LLC) Series 2021 6.25%, 06/01/2040	06/16/2021	$1,000,000	$110,000	0.01%
West Virginia Economic Development Authority (Wyoming County Coal LLC) Series 2023 9.00%, 06/01/2038	05/31/2023	2,500,000	2,250,000	0.15%
Wisconsin Public Finance Authority (Catholic Bishop of Chicago/The) Series 2021 5.75%, 07/25/2041	08/03/2021	5,000,000	4,660,211	0.30%

(e)	Defaulted.

(f)	When-Issued or delayed delivery security.

(g)	IO – Interest Only.

(h)	Fair valued by the Adviser.

(i)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(j)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2025.

(k)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at October 31, 2025.

(l)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(m)	The rate shown represents the 7-day yield as of period end.

(n)	Affiliated investments.

(o)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

As of October 31, 2025, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.4% and 0.0%, respectively.

Glossary:

AG – Assured Guaranty Inc.

AMT – Alternative Minimum Tax (subject to)

BAM – Build American Mutual

CDX-NAHY – North American High Yield Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

COP – Certificate of Participation

MUNIPSA – SIFMA Municipal Swap Index

NATL – National Interstate Corporation

SOFR – Secured Overnight Financing Rate

SRF – State Revolving Fund

UPMC – University of Pittsburgh Medical Center

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

ABFunds.com	AB Municipal Bond Inflation Strategy 51

STATEMENT OF ASSETS & LIABILITIES

October 31, 2025

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,499,065,130)	$1,489,243,551
Affiliated issuers (cost $11,629,424)	11,629,424
Cash	54,998
Cash collateral due from broker	14,085,399
Unrealized appreciation on inflation swaps	32,384,527
Interest receivable	19,398,354
Receivable for capital stock sold	2,142,539
Receivable for investment securities sold	994,350
Unrealized appreciation on interest rate swaps	587,574
Receivable for variation margin on centrally cleared swaps	408,397
Receivable due from Adviser	102,979
Affiliated dividends receivable	17,936

Total assets	1,571,050,028

Liabilities
Cash collateral due to broker	11,063,394
Payable for investment securities purchased	9,818,342
Payable for capital stock redeemed	1,613,141
Advisory fee payable	650,343
Unrealized depreciation on inflation swaps	535,787
Distribution fee payable	87,710
Administrative fee payable	64,834
Transfer Agent fee payable	12,588
Directors’ fees payable	2,599
Accrued expenses	220,661

Total liabilities	24,069,399

Net Assets	$1,546,980,629

Composition of Net Assets
Capital stock, at par	$141,817
Additional paid-in capital	1,572,589,858
Accumulated loss	(25,751,046)

Net Assets	$1,546,980,629

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$157,415,302	14,387,532	$10.94	*

C	$12,955,121	1,185,450	$10.93

Advisor	$610,997,107	55,804,540	$10.95

1	$532,579,544	49,010,525	$10.87

2	$233,033,555	21,428,609	$10.87

*	The maximum offering price per share for Class A shares was $11.28 which reflects a sales charge of 3.00%.

See notes to financial statements.

52 AB Municipal Bond Inflation Strategy	ABFunds.com

STATEMENT OF OPERATIONS

Year Ended October 31, 2025

Investment Income
Interest	$51,620,772
Dividends—Affiliated issuers	830,485	$52,451,257

Expenses
Advisory fee (see Note B)	7,323,577
Distribution fee—Class A	347,948
Distribution fee—Class C	131,674
Distribution fee—Class 1	503,849
Transfer agency—Class A	54,993
Transfer agency—Class C	5,315
Transfer agency—Advisor Class	227,286
Transfer agency—Class 1	23,964
Transfer agency—Class 2	11,180
Custody and accounting	192,690
Registration fees	124,075
Administrative	113,879
Audit and tax	93,263
Legal	62,162
Directors’ fees	31,818
Printing	29,595
Miscellaneous	32,038

Total expenses before bank overdraft expense	9,309,306
Bank overdraft expense	85,099

Total expenses	9,394,405
Less: expenses waived and reimbursed by the Adviser (see Note B)	(1,041,270)

Net expenses		8,353,135

Net investment income		44,098,122

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(2,502,715)
Swaps		9,933,356
Net change in unrealized appreciation (depreciation) of:
Investments		19,199,437
Swaps		(1,901,243)

Net gain on investment transactions		24,728,835

Net Increase in Net Assets from Operations		$68,826,957

See notes to financial statements.

ABFunds.com	AB Municipal Bond Inflation Strategy 53

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2025	Year Ended October 31, 2024
Increase (Decrease) in Net Assets from Operations
Net investment income	$44,098,122	$39,227,176
Net realized gain (loss) on investment transactions	7,430,641	(12,079,561)
Net change in unrealized appreciation (depreciation) of investments	17,298,194	84,314,390

Net increase in net assets from operations	68,826,957	111,462,005
Distributions to Shareholders
Class A	(3,855,559)	(3,957,926)
Class C	(265,493)	(288,658)
Advisor Class	(17,334,074)	(15,990,481)
Class 1	(14,823,231)	(12,678,473)
Class 2	(7,116,978)	(6,928,342)
Capital Stock Transactions
Net increase (decrease)	88,123,286	(216,488,578)

Total increase (decrease)	113,554,908	(144,870,453)
Net Assets
Beginning of period	1,433,425,721	1,578,296,174

End of period	$1,546,980,629	$1,433,425,721

See notes to financial statements.

54 AB Municipal Bond Inflation Strategy	ABFunds.com

NOTES TO FINANCIAL STATEMENTS

October 31, 2025

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of six portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Municipal Bond Inflation Strategy (the “Fund”), a diversified portfolio. The Fund offers Class A, Class C, Advisor Class, Class 1 and Class 2 shares. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class B, Class R, Class K, Class I and Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 3% for purchases not exceeding $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Advisor Class and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Class 1 shares are sold without an initial or contingent deferred sales charge, but are subject to ongoing distribution expenses. All 10 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

ABFunds.com	AB Municipal Bond Inflation Strategy 55

NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the

56 AB Municipal Bond Inflation Strategy	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the

ABFunds.com	AB Municipal Bond Inflation Strategy 57

NOTES TO FINANCIAL STATEMENTS (continued)

rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2025:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,397,449,720		$562,695	(a)	$1,398,012,415
Short-Term Municipal Notes		– 0	–	65,166,137		– 0	–	65,166,137
Commercial Mortgage-Backed Securities		– 0	–	16,599,341		– 0	–	16,599,341
Corporates – Investment Grade		– 0	–	5,942,224		– 0	–	5,942,224
Corporates – Non-Investment Grade		– 0	–	3,523,434		– 0	–	3,523,434
Short-Term Investments		11,629,424		– 0	–	– 0	–	11,629,424

Total Investments in Securities		11,629,424		1,488,680,856		562,695	(a)	1,500,872,975
Other Financial Instruments(b):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	23,774,304		– 0	–	23,774,304	(c)
Centrally Cleared Interest Rate Swaps		– 0	–	694,490		– 0	–	694,490	(c)
Inflation (CPI) Swaps		– 0	–	32,384,527		– 0	–	32,384,527
Interest Rate Swaps		– 0	–	587,574		– 0	–	587,574
Liabilities:
Centrally Cleared Credit Default Swaps		– 0	–	(1,534,675)		– 0	–	(1,534,675	)(c)
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(103,550)		– 0	–	(103,550	)(c)

58 AB Municipal Bond Inflation Strategy	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1			Level 2	Level 3			Total
Centrally Cleared Interest Rate Swaps	$	– 0	–	$(111,266)	$	– 0	–	$(111,266	)(c)
Inflation (CPI) Swaps		– 0	–	(535,787)		– 0	–	(535,787)

Total		$11,629,424		$1,543,836,473		$562,695	(a)	$1,556,028,592

(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(c)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes original issue and market discounts as adjustments to interest income. The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

8. Segment Information

The Fund represents a single operating segment. An operating segment is defined in U.S. GAAP as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President is the CODM. The CODM monitors the operating results of the Fund as a whole and the pre-determined Fund’s long term investment strategy, which is executed by the portfolio management group. The qualitative and quantitative information contained within the financial statements is used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions. Segment assets are reflected on the statement of assets and liabilities and segment expenses are listed on the statement of operations.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest) on an annual basis (the “Expense Caps”) to .75%, 1.50%, .50%, .60% and .50% of the daily average net assets for the Class A, Class C, Advisor Class, Class 1 and Class 2 shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2026 and then may be extended by the Adviser for additional one-year terms. For the year ended October 31, 2025, such reimbursements/waivers amounted to $1,002,259.

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Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2025, the reimbursement for such services amounted to $113,879.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $86,232 for the year ended October 31, 2025.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $212 from the sale of Class A shares and received $5,894 and $876 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2025.

The Fund may invest in AB Government Money Market Portfolio which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of AB Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of AB Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in AB Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of AB Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2025, such waiver amounted to $39,011.

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2025 is as follows:

Fund	Market Value 10/31/24 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/25 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$33,810	$420,420	$442,601	$11,629	$830

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the 1940 Act. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares and .10% of the Fund’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class and Class 2 shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $542,584 and $1,814,381 for Class C and Class 1 shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, and the share class is active, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2025 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$343,363,542	$242,182,922
U.S. government securities	5,057,849	60,000

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,511,051,909

Gross unrealized appreciation	$82,558,630
Gross unrealized depreciation	(36,264,866)

Net unrealized appreciation	$46,293,764

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps for investment purposes or to hedge its exposure to interest rates, credit risk or inflation. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices, rates or indexes for a specified amount of an underlying asset or inflation. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates, inflation or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation (depreciation) of swaps on the statement of operations.

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NOTES TO FINANCIAL STATEMENTS (continued)

Certain standardized swaps, including certain interest rate, inflation and credit default swaps, are subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the clearinghouse on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or

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NOTES TO FINANCIAL STATEMENTS (continued)

“notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2025, the Fund held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended October 31, 2025, the Fund held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the

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NOTES TO FINANCIAL STATEMENTS (continued)

payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2025, the Fund held credit default swaps for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

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During the year ended October 31, 2025, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts				Payable for variation margin on centrally cleared swaps	$53,513	*

Interest rate contracts	Receivable for variation margin on centrally cleared swaps	$24,412,235	*	Payable for variation margin on centrally cleared swaps	211,510	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	587,574

Interest rate contracts	Unrealized appreciation on inflation swaps	32,384,527		Unrealized depreciation on inflation swaps	535,787

Total		$57,384,336			$800,810

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$10,804,780	$(1,900,620)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(871,424)	(623)

Total		$9,933,356	$(1,901,243)

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2025:

Interest Rate Swaps:
Average notional amount	$11,075,000
Inflation Swaps:
Average notional amount	$1,198,807,692
Centrally Cleared Interest Rate Swaps:
Average notional amount	$101,433,077
Centrally Cleared Inflation Swaps:
Average notional amount	$235,762,308
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$18,710,000

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2025. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*		Net Amount of Derivative Assets
Bank of America NA	$6,574,302	$	– 0	–	$	– 0	–	$(6,518,162)		$56,140
Barclays Bank PLC	7,627,331		– 0	–		(7,627,331)		– 0	–	– 0	–
Citibank NA	3,541,494		(535,787)			(3,005,707)		– 0	–	– 0	–
Goldman Sachs International	3,181,864		– 0	–		– 0	–	(3,080,228)		101,636
JPMorgan Chase Bank NA	12,047,110		– 0	–		(270,000)		(11,777,110)		– 0	–

Total	$32,972,101		$(535,787)			$(10,903,038)		$(21,375,500)		$157,776	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*		Security Collateral Pledged*		Net Amount of Derivative Liabilities
Citibank NA	$535,787	$(535,787)	$	– 0 –	$	– 0 –	$	– 0 –

Total	$535,787	$(535,787)	$	– 0 –	$	– 0 –	$	– 0 –

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for Class A, Class C, Advisor Class, Class 1 and Class 2 were as follows:

	Shares		Amount
	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2025	Year Ended October 31, 2024

Class A
Shares sold	4,078,655	2,136,396	$43,864,320	$22,889,300

Shares issued in reinvestment of dividends	218,601	228,720	2,344,844	2,444,857

Shares converted from Class C	29,387	54,227	316,724	579,133

Shares redeemed	(3,080,002)	(7,361,147)	(33,018,411)	(78,759,878)

Net increase (decrease)	1,246,641	(4,941,804)	$13,507,477	$(52,846,588)

Class C
Shares sold	181,460	144,757	$1,958,105	$1,551,558

Shares issued in reinvestment of dividends	18,269	20,352	195,785	217,500

Shares converted to Class A	(29,423)	(54,288)	(316,724)	(579,133)

Shares redeemed	(366,696)	(565,210)	(3,936,669)	(6,057,587)

Net decrease	(196,390)	(454,389)	$(2,099,503)	$(4,867,662)

Advisor Class
Shares sold	21,123,844	19,040,101	$227,147,810	$204,074,117

Shares issued in reinvestment of dividends	954,556	909,873	10,236,533	9,738,632

Shares redeemed	(17,651,038)	(27,947,357)	(189,298,710)	(299,048,243)

Net increase (decrease)	4,427,362	(7,997,383)	$48,085,633	$(85,235,494)

Class 1
Shares sold	8,931,044	8,014,259	$95,107,254	$85,581,583

Shares issued in reinvestment of dividends	945,869	827,451	10,072,995	8,790,476

Shares redeemed	(6,162,248)	(12,980,418)	(65,716,314)	(138,177,287)

Net increase (decrease)	3,714,665	(4,138,708)	$39,463,935	$(43,805,228)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2025	Year Ended October 31, 2024

Class 2
Shares sold	2,075,446	2,897,826	$22,168,183	$30,871,528

Shares issued in reinvestment of dividends	398,561	373,686	4,248,019	3,973,568

Shares redeemed	(3,486,136)	(6,052,907)	(37,250,458)	(64,578,702)

Net decrease	(1,012,129)	(2,781,395)	$(10,834,256)	$(29,733,606)

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, tariffs and trade disputes, and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund is vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

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NOTES TO FINANCIAL STATEMENTS (continued)

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short-term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2025.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2025 and October 31, 2024 were as follows:

	2025	2024
Distributions paid from:
Ordinary income	$1,880,506	$1,601,312

Total taxable distributions	$1,880,506	$1,601,312
Tax-exempt distributions	41,514,829	38,242,568

Total distributions paid	$43,395,335	$39,843,880

72 AB Municipal Bond Inflation Strategy	ABFunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

As of October 31, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$658,876
Accumulated capital and other losses	(72,703,998	)(a)
Unrealized appreciation (depreciation)	46,294,076	(b)

Total accumulated earnings (deficit)	$(25,751,046)

(a)

As of October 31, 2025, the Fund had a net capital loss carryforward of $72,703,998. During the fiscal year, the Fund utilized $7,545,828 of capital loss carry forwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax treatment of swaps, the tax deferral of losses on wash sales, and the tax treatment of bond restructuring.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2025, the Fund had a net short-term capital loss carryforward of $72,703,998, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ABFunds.com	AB Municipal Bond Inflation Strategy 73

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2025	2024	2023	2022	2021

Net asset value, beginning of period	$ 10.76	$ 10.28	$ 10.24	$ 11.03	$ 10.30

Income From Investment Operations

Net investment income(a)(b)	.30	.26	.21	.13	.16

Net realized and unrealized gain (loss) on investment transactions	.18	.48	.06	(.79)	.75

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.48	.74	.27	(.66)	.91

Less: Dividends

Dividends from net investment income	(.30)	(.26)	(.23)	(.13)	(.18)

Net asset value, end of period	$ 10.94	$ 10.76	$ 10.28	$ 10.24	$ 11.03

Total Return

Total investment return based on net asset value(d)(e)	4.54%	7.29%	2.60%	(6.06)%	8.89%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$157,415	$141,375	$185,881	$308,986	$364,599

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	.75%	.75%	.75%	.75%	.75%

Expenses, before waivers/reimbursements(f)	.84%	.84%	.85%	.82%	.84%

Net investment income(b)	2.83%	2.44%	2.02%	1.24%	1.51%

Portfolio turnover rate	18%	25%	26%	27%	10%

See footnote summary on pages 78-79.

74 AB Municipal Bond Inflation Strategy	ABFunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2025	2024	2023	2022	2021

Net asset value, beginning of period	$ 10.75	$ 10.27	$ 10.23	$ 11.02	$ 10.29

Income From Investment Operations

Net investment income(a)(b)	.22	.18	.13	.06	.08

Net realized and unrealized gain (loss) on investment transactions	.18	.48	.06	(.80)	.74

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.01

Net increase (decrease) in net asset value from operations	.40	.66	.19	(.74)	.83

Less: Dividends

Dividends from net investment income	(.22)	(.18)	(.15)	(.05)	(.10)

Net asset value, end of period	$ 10.93	$ 10.75	$ 10.27	$ 10.23	$ 11.02

Total Return

Total investment return based on net asset value(d)(e)	3.75	%^	6.47%	1.83%	(6.75)%	8.12%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$12,955	$14,848	$18,850	$25,986	$20,086

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	1.50%	1.50%	1.51%	1.50%	1.50%

Expenses, before waivers/reimbursements(f)	1.59%	1.59%	1.60%	1.58%	1.59%

Net investment income(b)	2.07%	1.69%	1.28%	.54%	.75%

Portfolio turnover rate	18%	25%	26%	27%	10%

See footnote summary on pages 78-79.

ABFunds.com	AB Municipal Bond Inflation Strategy 75

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2025	2024	2023	2022	2021

Net asset value, beginning of period	$ 10.77	$ 10.29	$ 10.25	$ 11.04	$ 10.31

Income From Investment Operations

Net investment income(a)(b)	.33	.29	.24	.16	.18

Net realized and unrealized gain (loss) on investment transactions	.18	.48	.06	(.80)	.75

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.01

Net increase (decrease) in net asset value from operations	.51	.77	.30	(.64)	.94

Less: Dividends

Dividends from net investment income	(.33)	(.29)	(.26)	(.15)	(.21)

Net asset value, end of period	$ 10.95	$ 10.77	$ 10.29	$ 10.25	$ 11.04

Total Return

Total investment return based on net asset value(d)(e)	4.79	%^	7.56%	2.85%	(5.82)%	9.14%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$610,997	$553,109	$610,806	$948,603	$837,132

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	.50%	.50%	.50%	.50%	.50%

Expenses, before waivers/reimbursements(f)	.59%	.59%	.60%	.58%	.59%

Net investment income(b)	3.08%	2.69%	2.28%	1.52%	1.70%

Portfolio turnover rate	18%	25%	26%	27%	10%

See footnote summary on pages 78-79.

76 AB Municipal Bond Inflation Strategy	ABFunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Year Ended October 31,
2025	2024	2023	2022	2021

Net asset value, beginning of period	$ 10.69	$ 10.21	$ 10.18	$ 10.97	$ 10.25

Income From Investment Operations

Net investment income(a)(b)	.32	.28	.23	.15	.18

Net realized and unrealized gain (loss) on investment transactions	.17	.48	.05	(.79)	.74

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.49	.76	.28	(.64)	.92

Less: Dividends

Dividends from net investment income	(.31)	(.28)	(.25)	(.15)	(.20)

Net asset value, end of period	$ 10.87	$ 10.69	$ 10.21	$ 10.18	$ 10.97

Total Return

Total investment return based on net asset value(d)(e)	4.82%	7.51%	2.71%	(5.92)%	9.01%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$532,580	$484,090	$504,943	$594,155	$555,642

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	.60%	.60%	.61%	.60%	.60%

Expenses, before waivers/reimbursements(f)	.66%	.65%	.66%	.64%	.66%

Net investment income(b)	2.98%	2.59%	2.19%	1.43%	1.72%

Portfolio turnover rate	18%	25%	26%	27%	10%

See footnote summary on pages 78-79.

ABFunds.com	AB Municipal Bond Inflation Strategy 77

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Year Ended October 31,
2025	2024	2023	2022	2021

Net asset value, beginning of period	$ 10.69	$ 10.22	$ 10.19	$ 10.98	$ 10.25

Income From Investment Operations

Net investment income(a)(b)	.33	.29	.24	.17	.20

Net realized and unrealized gain (loss) on investment transactions	.18	.47	.05	(.80)	.74

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	.51	.76	.29	(.63)	.94

Less: Dividends

Dividends from net investment income	(.33)	(.29)	(.26)	(.16)	(.21)

Net asset value, end of period	$ 10.87	$ 10.69	$ 10.22	$ 10.19	$ 10.98

Total Return

Total investment return based on net asset value(d)(e)	4.83%	7.51%	2.81%	(5.83)%	9.21%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$233,034	$240,004	$257,816	$315,364	$238,315

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	.50%	.50%	.51%	.50%	.50%

Expenses, before waivers/reimbursements(f)	.56%	.55%	.56%	.55%	.56%

Net investment income(b)	3.08%	2.69%	2.28%	1.56%	1.84%

Portfolio turnover rate.	18%	25%	26%	27%	10%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Includes the impact of proceeds received by the Fund in connection with a trade-error reimbursement from the Adviser, which enhanced performance by .03% for the year ended October 31, 2021.

^

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

78 AB Municipal Bond Inflation Strategy	ABFunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(f)	The expense ratios presented below exclude interest/bank overdraft expense:

	Year Ended October 31,
	2025	2024	2023	2022	2021
Class A
Net of waivers/reimbursements	.75%	.75%	.75%	.75%	.75%
Before waivers/reimbursements	.84%	.84%	.84%	.82%	.84%
Class C
Net of waivers/reimbursements	1.50%	1.50%	1.50%	1.50%	1.50%
Before waivers/reimbursements	1.59%	1.59%	1.59%	1.58%	1.59%
Advisor Class
Net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.59%	.59%	.59%	.58%	.59%
Class 1
Net of waivers/reimbursements	.60%	.60%	.60%	.60%	.60%
Before waivers/reimbursements	.65%	.65%	.65%	.64%	.66%
Class 2
Net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.55%	.55%	.55%	.55%	.56%

See notes to financial statements.

ABFunds.com	AB Municipal Bond Inflation Strategy 79

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Municipal Bond Inflation Strategy

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Municipal Bond Inflation Strategy (the “Fund”) (one of the portfolios constituting AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of October 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Bond Fund, Inc.) at October 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian, brokers

80 AB Municipal Bond Inflation Strategy	ABFunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 23, 2025

ABFunds.com	AB Municipal Bond Inflation Strategy 81

2025 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2025. For foreign shareholders, 84.80% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

The Fund designates $1,180,206 of distributions paid during the fiscal year ended October 31, 2025 as qualifying to be taxed as section 163(j) interest dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2025.

82 AB Municipal Bond Inflation Strategy	ABFunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Municipal Bond Inflation Strategy (the “Fund”) at a meeting held in-person on August 5-6, 2025 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

ABFunds.com	AB Municipal Bond Inflation Strategy 83

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2023 and 2024 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly

84 AB Municipal Bond Inflation Strategy	ABFunds.com

owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2025 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in recent periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and discussed with the Adviser the reasons it was above the median. The directors also noted the Adviser’s total rate of compensation, taking into account the impact of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year and reflected the impact of the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as

ABFunds.com	AB Municipal Bond Inflation Strategy 85

relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

86 AB Municipal Bond Inflation Strategy	ABFunds.com

NOTES

ABFunds.com	AB Municipal Bond Inflation Strategy 87

NOTES

88 AB Municipal Bond Inflation Strategy	ABFunds.com

AB MUNICIPAL BOND INFLATION STRATEGY

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

MBIS-0151-1025

October 31, 2025

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

PORTFOLIO OF INVESTMENTS

October 31, 2025

		Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 99.9%
Long-Term Municipal Bonds – 94.2%
Alabama – 5.4%
Black Belt Energy Gas District (Athene Annuity & Life Co.) Series 2024-A 5.25%, 05/01/2055	$	2,000	$2,194,863
Black Belt Energy Gas District (BP PLC) Series 2024-D 5.00%, 03/01/2055		3,765	4,082,559
Series 2025-E 5.00%, 12/01/2055		1,370	1,483,609
Black Belt Energy Gas District (Forethought Life Insurance) Series 2025-B 5.00%, 10/01/2035		1,000	1,041,303
Black Belt Energy Gas District (Goldman Sachs Group) Series 2022-F 5.50%, 11/01/2053		2,000	2,113,721
Series 2023-2 4.711%, 06/01/2049(a)(b)		10,000	10,205,135
Series 2023-A 5.25%, 01/01/2054		2,000	2,154,181
Black Belt Energy Gas District (Morgan Stanley) Series 2022-C 5.25%, 02/01/2053		1,000	1,066,092
Black Belt Energy Gas District (Nomura Holdings, Inc.) Series 2022-A 4.00%, 12/01/2052		1,000	1,027,170
Black Belt Energy Gas District (Pacific Life Insurance) Series 2024-C 5.00%, 05/01/2055		1,000	1,086,225
Series 2025-D 5.00%, 12/01/2055		1,000	1,084,778
County of Jefferson AL Sewer Revenue (County of Jefferson AL Sewer Revenue) Series 2024 5.25%, 10/01/2049		1,000	1,042,372
Energy Southeast A Cooperative District (Goldman Sachs Group) Series 2025-A 5.00%, 11/01/2035		1,000	1,076,720

ABFunds.com	AB Tax-Aware Fixed Income Opportunities Portfolio 1

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Homewood Educational Building Authority (CHF - Horizons II LLC) Series 2024 5.50%, 10/01/2049	$	250	$256,015
Southeast Alabama Gas Supply District (The) (Pacific Life Insurance) Series 2024-A 5.00%, 08/01/2054		3,820	4,121,422
Southeast Energy Authority A Cooperative District (Athene Annuity & Life Co.) Series 2025-A 5.00%, 01/01/2056		1,315	1,407,727
Southeast Energy Authority A Cooperative District (BP PLC) Series 2025-F 5.25%, 11/01/2055		2,600	2,885,737
Southeast Energy Authority A Cooperative District (Deutsche Bank AG) Series 2024-A 5.00%, 11/01/2035		1,000	1,066,262
Southeast Energy Authority A Cooperative District (Morgan Stanley) Series 2022-A 5.308% (SOFR + 2.42%), 01/01/2053(c)		2,000	2,098,861
5.50%, 01/01/2053		1,000	1,083,758
Southeast Energy Authority A Cooperative District (New York Life Insurance) Series 2025 5.00%, 09/01/2035		2,135	2,365,158
Southeast Energy Authority A Cooperative District (Royal Bank of Canada) Series 2023-B 5.00%, 01/01/2054		10,000	10,662,314
Southeast Energy Authority A Cooperative District (Sumitomo Mitsui Financial Group) Series 2023-A 5.25%, 01/01/2054		1,000	1,061,962

			56,667,944

Alaska – 0.5%
Municipality of Anchorage AK (Municipality of Anchorage AK) Series 2024-A 4.50%, 02/01/2060		1,000	945,173
Municipality of Anchorage AK Solid Waste Services Revenue (Municipality of Anchorage AK Solid Waste Services Revenue) Series 2022-A 5.25%, 11/01/2062		4,000	4,140,298

2 AB Tax-Aware Fixed Income Opportunities Portfolio	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Northern Tobacco Securitization Corp. (Northern Tobacco Securitization) Series 2021-B Zero Coupon, 06/01/2066	$	1,000	$112,828

			5,198,299

Arizona – 2.3%
Arizona Industrial Development Authority (AZIDA 2019-2) Series 2019-2, Class A 3.625%, 05/20/2033		161	162,251
Arizona Industrial Development Authority (Equitable School Revolving Fund Obligated Group) Series 2023 5.25%, 11/01/2053		1,550	1,587,607
Arizona Industrial Development Authority (ISF Ativo Portfolio Obligated Group) Series 2025 6.875%, 03/01/2055(a)		1,200	1,212,116
Arizona Industrial Development Authority (KIPP NYC Public Charter Schools) Series 2021-B 4.00%, 07/01/2061		1,000	802,530
Arizona Industrial Development Authority (Legacy Cares, Inc.) Series 2020 7.75%, 07/01/2050(d)(e)(f)		1,000	30,600
Arizona Industrial Development Authority (San Tan Valley AH I LLLP) Series 2024-A 5.68%, 01/01/2043(a)		1,000	963,861
Series 2024-B 5.68%, 01/01/2043(a)		215	207,194
Chandler Industrial Development Authority (Intel Corp.) Series 2022 5.00%, 09/01/2042		2,000	2,033,160
5.00%, 09/01/2052		1,500	1,525,101
Series 2024 4.00%, 06/01/2049		2,000	2,038,716
City of Glendale AZ (City of Glendale AZ COP) Series 2021 2.222%, 07/01/2030		1,000	914,185
City of Tempe AZ (City of Tempe AZ COP) Series 2021 2.521%, 07/01/2036		1,000	827,816

ABFunds.com	AB Tax-Aware Fixed Income Opportunities Portfolio 3

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Industrial Development Authority of the City of Phoenix Arizona (The) (Brooks West Rehabilitation Services I) Series 2024 5.00%, 10/31/2044	$	3,000	$3,182,297
Industrial Development Authority of the City of Phoenix Arizona (The) (GreatHearts Arizona Obligated Group) Series 2014 5.00%, 07/01/2044		100	100,006
Industrial Development Authority of the County of Pima (The) (La Posada at Park Centre Obligated Group) Series 2022 6.75%, 11/15/2042(a)		250	271,737
7.00%, 11/15/2057(a)		250	268,926
Maricopa County Industrial Development Authority (HonorHealth Obligated Group) Series 2024-D 5.00%, 12/01/2042		1,000	1,057,903
Salt River Project Agricultural Improvement & Power District (Salt River Project Agricultural Improvement & Power District) Series 2023-B 5.25%, 01/01/2053		2,000	2,132,532
Series 2025-C 5.00%, 01/01/2046(g)		1,080	1,164,946
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/2032		2,000	2,192,496
Yuma Industrial Development Authority (Yuma Regional Medical Center Obligated Group) AG Series 2024 5.25%, 08/01/2043		1,250	1,357,802

			24,033,782

Arkansas – 0.2%
Arkansas Development Finance Authority (Hybar LLC) Series 2024 7.375%, 07/01/2048(a)		1,300	1,413,014
Arkansas Development Finance Authority (United States Steel Corp.) Series 2022 5.45%, 09/01/2052		200	200,865

			1,613,879

4 AB Tax-Aware Fixed Income Opportunities Portfolio	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

California – 11.5%
Alameda Corridor Transportation Authority (Alameda Corridor Transportation Authority) Series 2022-A 0.00%, 10/01/2049(h)	$	1,000	$574,241
AG Series 2024 Zero Coupon, 10/01/2053		1,000	258,745
Align Affordable Housing Bond Fund LP (Park Landing LP) Series 2022-2 5.66%, 08/01/2052		500	464,127
Align Affordable Housing Bond Fund LP (SHI - Lake Worth LLC) Series 2021 3.25%, 12/01/2051(a)		1,000	896,272
Align Capital Series Trust 2025-1 Series 2025-2 5.75%, 01/01/2052(a)		1,000	1,022,127
ARC70 II Trust (ARC70 II TRUST) Series 2021 4.00%, 12/01/2059		300	255,409
Series 2023 5.00%, 04/01/2065(a)		2,213	2,142,693
Burbank-Glendale-Pasadena Airport Authority Brick Campaign (Burbank-Glendale-Pasadena Airport Authority Brick Campaign) AG Series 2024-B 4.50%, 07/01/2054		2,000	1,942,494
California Community Choice Financing Authority (American General Life Insurance) Series 2024 5.00%, 08/01/2055		2,800	3,003,879
California Community Choice Financing Authority (Athene Annuity & Life Co.) Series 2024 5.00%, 11/01/2055		1,000	1,068,207
Series 2025-A 5.00%, 01/01/2056		560	600,410
California Community Choice Financing Authority (Bank of Nova Scotia (The)) Series 2025 5.00%, 10/01/2056		3,285	3,617,438
California Community Choice Financing Authority (Canadian Imperial Bank of Commerce) Series 2025 5.00%, 11/01/2033(g)		1,430	1,563,540

ABFunds.com	AB Tax-Aware Fixed Income Opportunities Portfolio 5

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Community Choice Financing Authority (Deutsche Bank AG) Series 2023 5.25%, 01/01/2054	$2,315	$2,482,684
California Community Choice Financing Authority (Goldman Sachs Group) Series 2023 5.00%, 12/01/2053	1,000	1,065,788
California Community Choice Financing Authority (Morgan Stanley) Series 2023 4.518% (SOFR + 1.63%), 07/01/2053(c)	2,000	2,006,487
Series 2023-2 5.00%, 07/01/2053(a)(b)	10,000	10,575,976
Series 2024-E 5.00%, 02/01/2055	1,000	1,083,928
California Community Choice Financing Authority (Pacific Life Insurance) Series 2025 5.00%, 03/01/2056	1,315	1,443,408
California Community Housing Agency (California Community Housing Agency Aster Apartments) Series 2021-A 4.00%, 02/01/2056(a)	1,000	836,474
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021 4.00%, 02/01/2056(a)	250	206,437
California Community Housing Agency (California Community Housing Agency Fountains at Emerald Park) Series 2021 3.00%, 08/01/2056(a)	1,000	670,907
4.00%, 08/01/2046(a)	495	417,030
California Community Housing Agency (California Community Housing Agency Summit at Sausalito Apartments) Series 2021 3.00%, 02/01/2057(a)	1,000	681,678
California Community Housing Agency (California Community Housing Agency Twin Creek Apartments) Series 2022 Zero Coupon, 08/01/2065(a)	2,500	99,002
5.50%, 02/01/2040(a)	1,000	891,535
California Health Facilities Financing Authority (Adventist Health System/West Obligated Group) Series 2025 5.00%, 12/01/2035	1,000	1,131,855

6 AB Tax-Aware Fixed Income Opportunities Portfolio	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Housing Finance Agency (CAHFA 2021-2) Series 2021-2, Class A 3.75%, 03/25/2035	$943	$954,076
Series 2021-2, Class X 0.825%, 03/25/2035(i)	943	37,359
California Housing Finance Agency (CAHFA 2021-3) Series 2021-3, Class A 3.25%, 08/20/2036	234	225,913
California Infrastructure & Economic Development Bank (Desertxpress Enterprises) Series 2025 9.50%, 01/01/2065(a)	5,705	4,564,000
California Infrastructure & Economic Development Bank (PIH Health Obligated Group) Series 2024-A 5.00%, 12/01/2054(a)	1,000	1,026,845
California Infrastructure & Economic Development Bank (WFCS Holdings II LLC) Series 2021 Zero Coupon, 01/01/2061(a)	975	84,690
California Municipal Finance Authority (CHF-Riverside II LLC) Series 2019 5.00%, 05/15/2040	250	256,955
California Municipal Finance Authority (Samuel Merritt University) Series 2022 5.25%, 06/01/2053	1,000	1,033,604
California Municipal Finance Authority (United Airlines, Inc.) Series 2019 4.00%, 07/15/2029	1,000	1,010,742
California Pollution Control Financing Authority (Channelside Water Resources) Series 2012 5.00%, 11/21/2045(a)	1,000	1,000,033
Series 2019 5.00%, 11/21/2045(a)	1,000	1,012,862
Series 2023 5.00%, 07/01/2035(a)	1,250	1,361,000
California Public Finance Authority (ISF Ativo Portfolio Obligated Group) Series 2025 6.75%, 03/01/2055(a)	1,105	1,121,984

ABFunds.com	AB Tax-Aware Fixed Income Opportunities Portfolio 7

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California School Finance Authority (Classical Academy Obligated Group) Series 2022 5.00%, 10/01/2052(a)	$1,000	$982,978
California Statewide Communities Development Authority (Enloe Medical Center Obligated Group) AG Series 2022-A 5.375%, 08/15/2057	1,000	1,032,679
Central Valley Energy Authority (Pacific Life Insurance) Series 2025 5.00%, 12/01/2055	1,000	1,106,117
City of Los Angeles CA Wastewater System Revenue (City of Los Angeles CA Wastewater System Revenue) Series 2025-A 5.00%, 06/01/2055	6,225	6,620,456
City of Los Angeles Department of Airports (City of Los Angeles Dept. of Airports) Series 2020-C 5.00%, 05/15/2039	1,000	1,052,985
Series 2022 5.25%, 05/15/2047	2,000	2,092,604
Series 2025 5.50%, 05/15/2055	1,190	1,280,179
CMFA Special Finance Agency (CMFA Special Finance Agency Enclave) Series 2022-A 4.00%, 08/01/2058(a)	400	303,379
CMFA Special Finance Agency (CMFA Special Finance Agency Latitude33) Series 2021-A 3.00%, 12/01/2056(a)	210	138,655
CMFA Special Finance Agency (CMFA Special Finance Agency Solana at Grand) Series 2021-A 4.00%, 08/01/2056(a)	1,000	861,786
CMFA Special Finance Agency VIII Elan Huntington Beach (CMFA Special Finance Agency VIII Elan Huntington Beach) Series 2021 3.00%, 08/01/2056(a)	1,000	677,911
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 777 Place-Pomona) Series 2021 3.25%, 05/01/2057(a)	1,000	687,511
4.00%, 05/01/2057(a)	350	247,237

8 AB Tax-Aware Fixed Income Opportunities Portfolio	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 1818 Platinum Triangle-Anaheim) Series 2021 3.25%, 04/01/2057(a)	$500	$357,651
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Acacia on Santa Rosa Creek) Series 2021 4.00%, 10/01/2056(a)	1,000	824,182
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) Series 2021 4.00%, 10/01/2056(a)	200	154,385
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Millennium South Bay-Hawthorne) Series 2021 3.25%, 07/01/2056(a)	1,000	649,855
4.00%, 07/01/2058(a)	1,000	549,031
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Oceanaire Apartments) Series 2021 4.00%, 09/01/2056(a)	1,000	717,053
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Park Crossing Apartments) Series 2021 3.25%, 12/01/2058(a)	800	550,922
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Pasadena Portfolio) Series 2021 3.00%, 12/01/2056(a)	1,000	711,930
4.00%, 12/01/2056(a)	400	306,650
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority The Crescent) Series 2022 4.30%, 07/01/2059(a)	1,000	799,967
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Union South Bay) Series 2021-A2 4.00%, 07/01/2056(a)	1,000	815,492

ABFunds.com	AB Tax-Aware Fixed Income Opportunities Portfolio 9

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Vineyard Gardens Apartments) Series 2021 3.25%, 10/01/2058(a)	$1,000	$707,433
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Waterscape Apartments) Series 2021-A 3.00%, 09/01/2056(a)	1,000	684,664
Golden State Tobacco Securitization Corp. (Golden State Tobacco Securitization) Series 2021 3.85%, 06/01/2050	3,250	2,981,322
Series 2021-B Zero Coupon, 06/01/2066	19,320	2,046,212
Los Angeles Department of Water & Power (Los Angeles Dept. of Water & Power Power System Revenue) Series 2023-E 5.00%, 07/01/2038	2,245	2,488,465
Series 2024-B 5.00%, 07/01/2039	2,000	2,215,258
Series 2024-C 5.00%, 07/01/2041	1,300	1,412,927
Series 2024-E 5.00%, 07/01/2039	1,000	1,113,293
BAM Series 2025-A 5.25%, 07/01/2045	1,000	1,087,891
Los Angeles Department of Water & Power Power System Revenue (Los Angeles Dept. of Water & Power Power System Revenue) Series 2022 5.00%, 07/01/2040	1,335	1,429,336
Los Angeles Department of Water & Power Water System Revenue (Los Angeles Dept. of Water & Power Water System Revenue) Series 2022-D 5.00%, 07/01/2047	4,865	5,063,488
M-S-R Energy Authority (Citigroup, Inc.) Series 2009-B 7.00%, 11/01/2034	1,000	1,227,595
Northern California Energy Authority (Pacific Life Insurance) Series 2024 5.00%, 12/01/2054	1,000	1,082,393

10 AB Tax-Aware Fixed Income Opportunities Portfolio	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

River Islands Public Financing Authority (River Islands Public Financing Authority Cmnty Facs District No. 2003-1 Area 2) Series 2022 5.75%, 09/01/2052	$1,000	$1,040,469
San Diego County Regional Airport Authority (San Diego County Regional Airport Authority) Series 2025 5.25%, 07/01/2045	1,000	1,072,006
5.50%, 07/01/2055	1,000	1,076,546
San Francisco Intl Airport (San Francisco Intl Airport) Series 2019-A 5.00%, 05/01/2044	1,000	1,020,051
Series 2023-E 5.50%, 05/01/2040	1,315	1,451,686
Series 2024 5.25%, 05/01/2040	3,400	3,732,322
San Joaquin Valley Clean Energy Authority (Goldman Sachs Group) Series 2025 5.50%, 01/01/2056	1,000	1,156,100
Southern California Public Power Authority (American General Life Insurance) Series 2024-A 5.00%, 04/01/2055	1,400	1,513,041
Southern California Public Power Authority (Los Angeles Dept. of Water & Power Power System Revenue) Series 2023 5.00%, 07/01/2048	1,000	1,043,622
5.25%, 07/01/2053	2,975	3,137,149
Series 2024 5.00%, 07/01/2042	1,000	1,081,165
Southern California Public Power Authority (Southern California Public Power Authority) BAM Series 2025 5.25%, 07/01/2050	1,000	1,074,975
Tobacco Securitization Authority of Northern California (Sacramento County Tobacco Securitization) Series 2021 Zero Coupon, 06/01/2060	2,000	313,572
Tobacco Securitization Authority of Southern California (San Diego County Tobacco Asset Securitization) Series 2006 Zero Coupon, 06/01/2046	1,000	244,181

		120,711,591

ABFunds.com	AB Tax-Aware Fixed Income Opportunities Portfolio 11

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Colorado – 2.0%
Aurora Highlands Community Authority Board (Aurora Highlands Community Authority Board) Series 2021-A 5.75%, 12/01/2051	$	500	$482,477
Centerra Metropolitan District No. 1 (Centerra Metropolitan District No. 1) Series 2022 6.50%, 12/01/2053		500	524,693
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/2032		615	615,004
City & County of Denver CO Airport System Revenue (City & County of Denver CO Airport System Revenue) Series 2022-A 5.00%, 11/15/2034		2,000	2,218,099
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2018-A 5.00%, 12/01/2029		1,000	1,058,720
Colorado Educational & Cultural Facilities Authority (James Irwin Educational Foundation Obligated Group) Series 2022 5.00%, 09/01/2062		1,000	966,220
Colorado Educational & Cultural Facilities Authority (Lighthouse Building Corp.) Series 2021 4.00%, 10/01/2061		1,000	778,097
Colorado Health Facilities Authority (Aberdeen Ridge Obligated Group) Series 2021-A 5.00%, 05/15/2049		100	73,993
Colorado Health Facilities Authority (Christian Living Neighborhoods Obligated Group) Series 2021 4.00%, 01/01/2042		1,000	889,300
Colorado Health Facilities Authority (Frasier Meadows Manor Obligated Group) Series 2023-2 4.00%, 05/15/2041		100	92,852
Colorado Health Facilities Authority (Intermountain Healthcare Obligated Group) Series 2024-A 5.00%, 05/15/2054		2,000	2,045,762

12 AB Tax-Aware Fixed Income Opportunities Portfolio	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Colorado High Performance Transportation Enterprise (Colorado High Performance Transportation Enterprise C-470 Express Lanes System) Series 2017 5.00%, 12/31/2056	$1,000	$991,833
Colorado Housing & Finance Authority (Albion Apartments LLLP) Series 2025 3.375%, 07/01/2044	1,000	1,005,407
Douglas County Housing Partnership (Bridgewater Castle Rock ALF) Series 2021 5.375%, 01/01/2041(d)(e)(f)	250	190,000
E-470 Public Highway Authority (E-470 Public Highway Authority) Series 2024-B 3.611% (SOFR + 0.75%), 09/01/2039(c)	2,000	1,995,567
Johnstown Plaza Metropolitan District (Johnstown Plaza Metropolitan District) Series 2022 4.25%, 12/01/2046	500	441,316
Platte River Metropolitan District (Platte River Metropolitan District) Series 2023-A 6.50%, 08/01/2053(a)	138	140,880
Redtail Ridge Metropolitan District (Redtail Ridge Metropolitan District) Series 2025 Zero Coupon, 12/01/2032	1,000	621,331
Southern Ute Indian Tribe of the Southern Ute Reservation of Colorado (Southern Ute Indian Tribe of the Southern Ute Reservation of Colorado) Series 2025-A 5.00%, 04/01/2035(a)	2,000	2,187,410
St. Vrain Lakes Metropolitan District No. 4 (St. Vrain Lakes Metropolitan District No. 4) Series 2024-A 0.00%, 09/20/2054(a)(h)	1,000	701,573
State of Colorado (State of Colorado COP) Series 2018-A 5.00%, 12/15/2027	1,015	1,065,753
Sterling Ranch Community Authority Board (Sterling Ranch Metropolitan District No. 3) Series 2022 6.50%, 12/01/2042	500	529,139

ABFunds.com	AB Tax-Aware Fixed Income Opportunities Portfolio 13

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Town of Vail CO (Town of Vail CO COP) Series 2025 5.50%, 12/01/2064	$	1,000	$1,079,774
Vauxmont Metropolitan District (Vauxmont Metropolitan District) AG Series 2019 5.00%, 12/15/2028		380	391,704
AG Series 2020 5.00%, 12/01/2050		100	101,357

			21,188,261

Connecticut – 0.3%
City of New Haven CT (City of New Haven CT) Series 2018-A 5.50%, 08/01/2038		615	643,493
Connecticut State Health & Educational Facilities Authority (Yale University) Series 2023-A 2.80%, 07/01/2048		2,200	2,197,013
Town of Hamden CT (Whitney Center Obligated Group) Series 2022-A 7.00%, 01/01/2053		100	105,835

			2,946,341

Delaware – 0.0%
Affordable Housing Tax-Exempt Bond Pass-Thru Trust (Affordable Housing Tax-Exempt Bond Pass-Thru Trust) Series 2023-2 6.00%, 10/05/2040(a)		469	474,973

District of Columbia – 4.4%
District of Columbia (Catholic University of America) Series 2025 5.75%, 10/01/2055		2,000	2,137,518
District of Columbia (Plenary Infrastructure DC State Lease) Series 2022 5.00%, 08/31/2028		1,000	1,041,276
District of Columbia Income Tax Revenue (District of Columbia Income Tax Revenue) Series 2025-A 5.00%, 06/01/2050		6,545	6,912,955

14 AB Tax-Aware Fixed Income Opportunities Portfolio	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

District of Columbia Tobacco Settlement Financing Corp. (District of Columbia Tobacco Settlement Financing) Series 2006 Zero Coupon, 06/15/2055	$	2,500	$233,038
Metropolitan Washington Airports Authority Aviation Revenue (Metropolitan Washington Airports Authority Aviation Revenue) Series 2024-A 5.50%, 10/01/2054		10,000	10,581,979
Series 2025-A 5.00%, 10/01/2035		3,410	3,878,215
5.00%, 10/01/2036		1,000	1,126,822
5.00%, 10/01/2050		1,000	1,031,272
Metropolitan Washington Airports Authority Dulles Toll Road Revenue (Metropolitan Washington Airports Authority Dulles Toll Road Revenue) Series 2009 Zero Coupon, 10/01/2037		10,000	6,211,137
Washington Metropolitan Area Transit Authority (Washington Metropolitan Area Transit Authority State Lease) Series 2023 5.25%, 07/15/2053		10,000	10,526,071
Washington Metropolitan Area Transit Authority Dedicated Revenue (Washington Metropolitan Area Transit Authority Dedicated Revenue Lease) Series 2025-A 5.25%, 07/15/2055		1,000	1,065,030
5.50%, 07/15/2060		1,430	1,554,475

			46,299,788

Florida – 5.8%
Bexley Community Development District (Bexley Community Development District) Series 2016 4.875%, 05/01/2047		100	97,363
Capital Projects Finance Authority/FL (Imagine School At North Port) Series 2025 6.25%, 06/15/2045(a)		1,000	1,009,166
Capital Projects Finance Authority/FL (Navigator Academy of Leadership Obligated Group) Series 2024
5.00%, 06/15/2034(a)		535	546,106

ABFunds.com	AB Tax-Aware Fixed Income Opportunities Portfolio 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Capital Projects Finance Authority/FL (PRG - UnionWest Properties) Series 2024 0.00%, 06/01/2062(a)(h)	$13,430	$1,787,832
5.00%, 06/01/2049(a)	1,360	1,301,799
5.00%, 06/01/2054(a)	1,500	1,408,709
5.00%, 06/01/2058(a)	1,135	1,055,061
Capital Trust Agency, Inc. (Educational Growth Fund) Series 2021 Zero Coupon, 07/01/2061(a)	2,000	176,689
5.00%, 07/01/2056(a)	1,090	967,649
City of Palmetto FL (Renaissance Arts & Education) Series 2022 5.375%, 06/01/2057	1,000	1,011,601
City of Tampa FL (State of Florida Cigarette Tax Revenue) Series 2020-A Zero Coupon, 09/01/2053	1,000	244,135
County of Lake FL (Waterman Communities) Series 2020 5.75%, 08/15/2055	200	190,942
County of Lee FL Airport Revenue (County of Lee FL Airport Revenue) Series 2024 5.25%, 10/01/2054	1,000	1,030,595
County of Miami-Dade FL Aviation Revenue (County of Miami-Dade FL Aviation Revenue) Series 2024-A 5.00%, 10/01/2033	1,460	1,636,097
5.00%, 10/01/2034	5,400	6,090,366
Series 2025-A 5.50%, 10/01/2055	1,345	1,427,286
County of Miami-Dade Seaport Department (County of Miami-Dade Seaport Dept.) Series 2023-A 5.00%, 10/01/2034	1,000	1,096,404
County of Osceola FL Transportation Revenue (County of Osceola FL Transportation Revenue) Series 2020-A Zero Coupon, 10/01/2036	230	144,679
County of Palm Beach FL (Palm Beach Atlantic University) Series 2025 5.50%, 10/01/2045(a)	1,000	1,023,298
County of Palm Beach FL (Provident Group - LU Properties II) Series 2024 8.50%, 06/01/2033	100	102,737

16 AB Tax-Aware Fixed Income Opportunities Portfolio	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

County of Palm Beach FL (Provident Group - LU Properties) Series 2024 6.00%, 06/01/2044	$1,000	$990,831
6.125%, 06/01/2054	1,000	974,171
County of Palm Beach FL (Provident Group-PBAU Properties) Series 2019 5.00%, 04/01/2051(a)	1,000	943,271
County of Palm Beach FL Airport System Revenue (County of Palm Beach FL Airport System Revenue) Series 2024-B 5.25%, 10/01/2043	1,000	1,072,049
5.25%, 10/01/2044	1,100	1,169,528
County of Pasco FL (H Lee Moffitt Cancer Center & Research Institute Obligated Group) Series 2023 5.00%, 07/01/2030(a)	3,000	3,233,571
Escambia County Housing Finance Authority (4900 S. Rio Grande Ave) Series 2023-A 6.88%, 11/01/2053(a)	100	106,041
Florida Development Finance Corp. (Assistance Unlimited) Series 2022 6.00%, 08/15/2057(a)	350	327,196
Florida Development Finance Corp. (Brightline Trains Florida) AG Series 2024 5.25%, 07/01/2053	2,500	2,490,759
Florida Development Finance Corp. (Cornerstone Charter Academy Obligated Group) Series 2022 5.00%, 10/01/2042(a)	1,000	971,356
Florida Development Finance Corp. (Drs Kiran & Pallavi Patel 2017 Foundation for Global Understanding) Series 2021 4.00%, 07/01/2051(a)	100	80,448
Florida Development Finance Corp. (GFL Solid Waste Southeast) Series 2024 4.375%, 10/01/2054(a)	1,000	1,014,984
Florida Development Finance Corp. (Seaside School Consortium) Series 2022 5.75%, 06/15/2047	1,000	1,032,521

ABFunds.com	AB Tax-Aware Fixed Income Opportunities Portfolio 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Florida Housing Finance Corp. (Bayside Breeze Redevelopment LLLP) Series 2025 3.625%, 08/01/2029	$1,000	$1,000,310
Florida Local Government Finance Commission (BridgePrep Academy Series 2025 Obligated Group) Series 2025 6.25%, 06/15/2055(a)	1,000	1,023,162
Florida Local Government Finance Commission (Ponte Vedra Pine Obligated Group) Series 2025 4.20%, 11/15/2030(a)	1,000	1,004,656
6.75%, 11/15/2055(a)	1,000	1,039,677
Greater Orlando Aviation Authority (Greater Orlando Aviation Authority) Series 2019-A 5.00%, 10/01/2044	1,280	1,301,066
Series 2024 5.00%, 10/01/2034	1,015	1,152,303
Hillsborough County Aviation Authority (Hillsborough County Aviation Authority) Series 2024 5.50%, 10/01/2049	1,000	1,075,042
Hillsborough County Industrial Development Authority (BayCare Obligated Group) Series 2024 4.125%, 11/15/2051	2,000	1,869,627
5.50%, 11/15/2054	1,000	1,075,475
Lee County Industrial Development Authority/FL (Cypress Cove at Healthpark Florida Obligated Group) Series 2022 5.25%, 10/01/2052	500	468,438
Miami-Dade County Educational Facilities Authority (University of Miami) Series 2025-B 5.25%, 04/01/2040	1,000	1,123,163
Miami-Dade County Industrial Development Authority (AcadeMir Charter School Middle & Preparatory Academy Obligated Group) Series 2022 5.50%, 07/01/2061(a)	1,000	910,985
North Broward Hospital District (North Broward Hospital District) Series 2017-B 5.00%, 01/01/2037	100	102,035
Orange County Convention Center/Orlando (Prerefunded - US Treasuries) Series 2015 5.00%, 10/01/2031	2,000	2,000,000

18 AB Tax-Aware Fixed Income Opportunities Portfolio	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Orange County Health Facilities Authority (Orlando Health Obligated Group) Series 2025 5.00%, 10/01/2046	$1,100	$1,155,635
5.25%, 10/01/2056	1,000	1,051,203
Orange County Health Facilities Authority (Presbyterian Retirement Communities Obligated Group) Series 2023 4.00%, 08/01/2042	1,000	931,517
Palm Beach County Educational Facilities Authority (Palm Beach Atlantic University Obligated Group) Series 2021 4.00%, 10/01/2041	1,000	901,556
Palm Beach County Health Facilities Authority (Federation CCRC Operations Obligated Group) Series 2022 4.25%, 06/01/2056	200	161,624
Palm Beach County Health Facilities Authority (Green Cay Life Plan Village) Series 2022 11.50%, 07/01/2027(a)	100	142,094
Palm Beach County Health Facilities Authority (Jupiter Medical Center Obligated Group) Series 2025 5.25%, 11/01/2041	1,500	1,603,002
Palm Beach County School District (Palm Beach County School District COP) Series 2022-B 5.25%, 08/01/2039	1,000	1,105,715
Pinellas County Industrial Development Authority (Pinellas County Industrial Development Authority) Series 2019 5.00%, 07/01/2039	1,000	1,001,883
Village Community Development District No. 13 (Village Community Development District No. 13 Phase I Series 2019 Special Assmnts) Series 2019 3.55%, 05/01/2039	595	550,989
Village Community Development District No. 15 (Village Community Development District No. 15 Series 2023 Phase I Special Assmnt) Series 2023 5.25%, 05/01/2054(a)	100	100,304

		60,606,701

ABFunds.com	AB Tax-Aware Fixed Income Opportunities Portfolio 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Georgia – 3.1%
Atlanta Development Authority (The) (City of Atlanta GA Westside Tax Allocation District Gulch Area) Series 2024 0.00%, 12/15/2048(a)(h)	$	1,000	$891,311
Series 2024-A 5.50%, 04/01/2039(a)		1,000	1,027,377
Augusta Development Authority (WellStar Health System Obligated Group) Series 2018 5.00%, 07/01/2031		1,065	1,126,714
City of Atlanta GA Department of Aviation (City of Atlanta GA Dept. of Aviation) Series 2025-B 5.00%, 07/01/2037		1,000	1,110,253
5.00%, 07/01/2038		1,100	1,211,888
5.00%, 07/01/2040		1,000	1,081,073
Fayette County Development Authority (United States Soccer Federation) Series 2024 5.25%, 10/01/2054		1,000	1,034,781
Gainesville & Hall County Hospital Authority (Northeast Georgia Health System Obligated Group) Series 2024 5.00%, 10/15/2034		1,000	1,158,112
Main Street Natural Gas, Inc. (Citigroup, Inc.) Series 2019-C 4.00%, 03/01/2050		3,215	3,242,681
Series 2023-A 5.00%, 06/01/2053		3,000	3,180,437
Series 2025-B 5.00%, 12/01/2055		1,255	1,376,267
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2023 4.561% (SOFR + 1.70%), 12/01/2053(c)		2,000	2,071,428
Series 2023-B 5.00%, 07/01/2053		1,000	1,071,732
Main Street Natural Gas, Inc. (Toronto-Dominion Bank) Series 2024-D 5.00%, 04/01/2054		2,500	2,713,019
Municipal Electric Authority of Georgia (JEA Electric System Revenue) Series 2019 5.00%, 01/01/2049		2,000	2,004,233
AG Series 2023 5.00%, 07/01/2064		1,000	1,017,047

20 AB Tax-Aware Fixed Income Opportunities Portfolio	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Municipal Electric Authority of Georgia (PowerSouth Energy Cooperative) Series 2022 5.50%, 07/01/2063	$	1,500	$1,536,333
Private Colleges & Universities Authority (Emory University) Series 2023 5.00%, 09/01/2033(a)		5,000	5,782,469

			32,637,155

Guam – 0.4%
Antonio B Won Pat International Airport Authority (Antonio B Won Pat Intl Airport Authority) Series 2024-A 5.00%, 10/01/2029		1,300	1,362,591
Guam Government Waterworks Authority (Guam Waterworks Authority Water And Wastewater System) Series 2025-A 5.50%, 07/01/2044		1,000	1,070,235
Territory of Guam (Territory of Guam) Series 2025-G 5.00%, 01/01/2034		1,500	1,665,144

			4,097,970

Hawaii – 0.2%
City & County Honolulu HI Wastewater System Revenue (City & County Honolulu HI Wastewater System Revenue) Series 2020-A 2.624%, 07/01/2045		1,000	714,305
State of Hawaii Airports System Revenue (State of Hawaii Airports System Revenue) Series 2025-C 5.00%, 07/01/2045		1,000	1,040,415

			1,754,720

Idaho – 0.1%
Idaho Health Facilities Authority (North Canyon Medical Center) Series 2023 7.125%, 11/01/2057		1,000	1,071,905

Illinois – 5.4%
Chicago Board of Education (Chicago Board of Education) Series 2012-A 5.00%, 12/01/2042		1,040	982,179
Series 2012-B 5.00%, 12/01/2033		1,000	999,949

ABFunds.com	AB Tax-Aware Fixed Income Opportunities Portfolio 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2017-A 7.00%, 12/01/2046(a)	$2,000	$2,077,331
Series 2017-B 7.00%, 12/01/2042(a)	1,000	1,039,232
Series 2019-A 5.00%, 12/01/2029	100	102,516
Series 2021-A 5.00%, 12/01/2033	1,000	1,014,248
Series 2025-B 6.00%, 12/01/2041(g)	2,035	2,152,326
6.00%, 12/01/2043(g)	2,500	2,606,034
Chicago O’Hare International Airport (Chicago O’Hare Intl Airport) Series 2024-A 5.50%, 01/01/2053	3,245	3,450,003
Series 2024-C 5.25%, 01/01/2041	1,980	2,156,494
5.25%, 01/01/2042	2,000	2,157,175
Chicago Transit Authority Sales Tax Receipts Fund (Chicago Transit Authority Sales Tax Receipts Fund) Series 2024-A 5.00%, 12/01/2049	1,370	1,411,655
City of Chicago IL (City of Chicago IL) Series 2025-A 6.00%, 01/01/2050	1,000	1,048,983
Series 2025-B 5.00%, 01/01/2033	1,000	1,066,051
County of Cook IL (County of Cook IL) Series 2021-B 4.00%, 11/15/2025	1,000	1,000,338
Eastern Illinois Economic Development Authority (Eastern Illinois Economic Development Authority) Series 2025 6.50%, 02/15/2040	1,000	996,919
Illinois Finance Authority (Centerpoint Joliet Terminal Railroad) Series 2024 4.125%, 12/01/2043(a)	1,000	998,598
4.125%, 12/01/2050(a)	2,500	2,496,496
Series 2025 4.80%, 12/01/2043(a)	1,000	1,033,328
Illinois Finance Authority (DePaul College Prep) Series 2023 5.625%, 08/01/2053(a)	1,000	1,024,698

22 AB Tax-Aware Fixed Income Opportunities Portfolio	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (Lake Forest College) Series 2022-A 5.50%, 10/01/2047	$1,000	$1,021,115
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2024 5.00%, 11/15/2034	1,515	1,689,271
Illinois Finance Authority (Park Place of Elmhurst Obligated Group) Series 2021 5.125%, 05/15/2060	140	102,764
Illinois Housing Development Authority (Circle Park Preservation) Series 2024-2 4.00%, 01/01/2042(a)(b)	10,000	9,676,866
Illinois Housing Development Authority (Drexel Court & Lake Park East) Series 2022 7.17%, 11/01/2038	100	102,778
Series 2024 5.67%, 11/01/2038(f)	955	944,626
Illinois State Toll Highway Authority (Illinois State Toll Highway Authority) Series 2009 6.184%, 01/01/2034	1,000	1,073,333
Metropolitan Pier & Exposition Authority (Metropolitan Pier & Exposition Authority) Series 2015-B 5.00%, 12/15/2045	600	600,059
Series 2017 0.00%, 12/15/2042(h)	1,000	761,161
Series 2020 5.00%, 06/15/2042	640	654,133
Series 2022 4.00%, 12/15/2042	1,000	939,498
State of Illinois (State of Illinois) Series 2010 7.35%, 07/01/2035	179	197,099
Series 2017-D 5.00%, 11/01/2026	930	948,767
Series 2022-A 5.50%, 03/01/2047	1,000	1,051,605
Series 2022-C 5.50%, 10/01/2045	1,000	1,060,750
Series 2024 5.00%, 02/01/2031	1,345	1,479,996

ABFunds.com	AB Tax-Aware Fixed Income Opportunities Portfolio 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2024-B 4.25%, 05/01/2046	$	1,000	$943,171
5.00%, 05/01/2038		1,000	1,094,716
5.25%, 05/01/2043		1,000	1,066,042
Series 2025-E 5.00%, 09/01/2043		1,000	1,044,896
Upper Illinois River Valley Development Authority (High Point Residence Fox Valley Obligated Group) Series 2025 7.00%, 11/01/2060		1,000	975,521

			57,242,720

Indiana – 1.9%
City of Fort Wayne IN (Do Good Foods Fort Wayne Obligated Group) 10.75%, 12/01/2029(d)(e)		33	3
City of Valparaiso IN (Green Oaks of Valparaiso) Series 2021 5.375%, 12/01/2041(a)		150	135,847
City of Whiting IN (BP PLC) Series 2023 4.40%, 11/01/2045		1,000	1,057,121
Series 2025 4.20%, 06/01/2044		1,000	1,046,974
Indiana Finance Authority (Brightmark Plastics Renewal Indiana) Series 2019 7.00%, 03/01/2039(d)(e)(f)		1,070	53,500
Indiana Finance Authority (Good Samaritan Hospital Obligated Group) Series 2022 5.00%, 04/01/2029		100	104,670
Indiana Finance Authority (Greencroft Goshen Obligated Group) Series 2021 4.00%, 11/15/2043		1,000	867,814
Series 2023-2 4.00%, 11/15/2037		100	96,248
Indiana Finance Authority (Ohio Valley Electric) Series 2021-B 2.50%, 11/01/2030		165	155,902
Indiana Finance Authority (Parkview Health System Obligated Group) Series 2024-B 3.699% (SOFR + 0.71%), 11/01/2046(c)(f)		9,540	9,532,975

24 AB Tax-Aware Fixed Income Opportunities Portfolio	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Indiana Finance Authority (SFP-PUFW I LLC) Series 2024 5.00%, 07/01/2054	$	1,000	$1,005,050
Indiana Finance Authority (University of Evansville) Series 2022 5.25%, 09/01/2057		1,000	965,951
Indiana Housing & Community Development Authority (Vita of Marion LLC) Series 2021-A 5.25%, 04/01/2041(a)		1,000	871,928
Indianapolis Local Public Improvement Bond Bank (Pan Am Plaza Hotel) Series 2023 5.75%, 03/01/2043		330	348,680
6.00%, 03/01/2053		250	261,285
Series 2023-F 7.75%, 03/01/2067		250	276,618
BAM Series 2023 5.25%, 03/01/2067		3,000	3,120,760

			19,901,326

Iowa – 0.2%
Iowa Finance Authority (Wesley Retirement Services Obligated Group) Series 2021 4.00%, 12/01/2031		100	98,477
4.00%, 12/01/2041		170	146,532
4.00%, 12/01/2046		115	90,888
4.00%, 12/01/2051		205	154,279
Iowa Tobacco Settlement Authority (Iowa Tobacco Settlement Authority) Series 2021-B Zero Coupon, 06/01/2065		2,365	349,485
PEFA, Inc. (Goldman Sachs Group) Series 2019 5.00%, 09/01/2049		1,000	1,013,820

			1,853,481

Kansas – 0.1%
City of Colby KS (Citizens Medical Center) Series 2024 5.50%, 07/01/2026		1,000	1,000,578
City of Overland Park KS Sales Tax Revenue (City of Overland Park KS Sales Tax Revenue) Series 2022 6.00%, 11/15/2034(a)		100	105,423
6.50%, 11/15/2042(a)		300	315,494

			1,421,495

ABFunds.com	AB Tax-Aware Fixed Income Opportunities Portfolio 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Kentucky – 0.6%
City of Ashland KY (Royal Blue Health Obligated Group) Series 2019 4.00%, 02/01/2034	$	385	$384,286
City of Henderson KY (Pratt Paper KY LLC) Series 2022 3.70%, 01/01/2032(a)		250	251,333
Kenton County Airport Board (Cincinnati/Northern Kentucky Intl Airport) Series 2024-A 5.25%, 01/01/2049		3,000	3,137,636
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017-B 5.00%, 08/15/2037		175	179,347
Kentucky Economic Development Finance Authority (Carmel Manor, Inc.) Series 2022 4.50%, 10/01/2027		1,000	1,000,189
Kentucky Economic Development Finance Authority (CommonSpirit Health Obligated Group) Series 2019-A 4.00%, 08/01/2039		160	158,049
Kentucky Economic Development Finance Authority (Masonic Homes of Kentucky Obligated Group) Series 2012 5.375%, 11/15/2042		65	55,789
Kentucky Economic Development Finance Authority (Owensboro Health Obligated Group) Series 2017-A 5.00%, 06/01/2037		425	429,461
Kentucky Housing Corp. (Churchill Park LLLP) Series 2022-A 5.75%, 11/01/2040(a)		600	607,574
Series 2022-B 6.75%, 11/01/2040(a)		100	101,215

			6,304,879

Louisiana – 1.6%
City of New Orleans LA Water System Revenue (City of New Orleans LA Water System Revenue) AG Series 2021 2.889%, 12/01/2041		1,000	776,444
Louisiana Local Government Environmental Facilities & Community Development Auth (Louisiana Utilities Restoration ELL System Restoration Revenue) Series 2023 5.048%, 12/01/2034		1,000	1,032,400

26 AB Tax-Aware Fixed Income Opportunities Portfolio	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Louisiana Local Government Environmental Facilities & Community Development Auth (Woman’s Hospital Foundation) Series 2017 5.00%, 10/01/2036	$	675	$689,050
Louisiana Public Facilities Authority (Calcasieu Bridge Partners) Series 2024 5.75%, 09/01/2064		1,000	1,036,891
Louisiana Public Facilities Authority (ElementUS Minerals LLC) Series 2023 5.00%, 10/01/2043(a)		8,000	8,000,000
Louisiana Public Facilities Authority (Geo Prep Mid-City of Greater Baton Rouge) Series 2022 6.125%, 06/01/2052(a)		1,025	1,035,681
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014-A 7.50%, 07/01/2023(d)(j)		250	3
Louisiana Public Facilities Authority (Louisiana State University & Agricultural & Mechanical College Auxiliary Revenue) Series 2019 5.00%, 07/01/2059		1,335	1,337,312
New Orleans Aviation Board (New Orleans Aviation Board) Series 2017-B 5.00%, 01/01/2043		215	215,806
Series 2024 5.00%, 01/01/2035		1,000	1,104,301
Parish of St. John the Baptist LA (Marathon Oil Corp.) Series 2024 3.30%, 06/01/2037		1,000	1,012,164
State of Louisiana Gasoline & Fuels Tax Revenue (State of Louisiana Gasoline & Fuels Tax Revenue) Series 2022-A 3.489% (SOFR + 0.50%), 05/01/2043(c)		965	962,705

			17,202,757

Maryland – 1.5%
Maryland Economic Development Corp. (Air Cargo Obligated Group) Series 2019 4.00%, 07/01/2044		600	534,612
Maryland Economic Development Corp. (Maryland Econ Dev Corp-Morgan View & Thurgood Marshall Student Hsg) Series 2022 6.00%, 07/01/2058		1,000	1,061,995

ABFunds.com	AB Tax-Aware Fixed Income Opportunities Portfolio 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Maryland Economic Development Corp. (Purple Line Transit Partners) Series 2022 5.00%, 06/30/2040	$	1,450	$1,487,886
5.25%, 06/30/2047		2,090	2,099,207
5.25%, 06/30/2052		1,000	994,956
Maryland Health & Higher Educational Facilities Authority (Adventist Healthcare Obligated Group) Series 2021 5.00%, 01/01/2036		500	526,791
Maryland Stadium Authority (Baltimore City Public School Construction Financing Fund) Series 2020 5.00%, 05/01/2050		2,200	2,404,016
Maryland Stadium Authority Sports Entertainment Facilities Revenue (Maryland Stadium Authority Sports Entertainment Facilities Revenue State Lease) Series 2025 5.00%, 06/15/2035		1,600	1,851,102
State of Maryland Department of Transportation (Maryland Aviation Administration) AG Series 2024 5.00%, 08/01/2038		1,000	1,097,133
State of Maryland Department of Transportation (State of Maryland Dept. of Transportation) Series 2017 5.00%, 05/01/2026		1,315	1,316,404
Series 2025-C 5.00%, 11/01/2027		2,000	2,098,096

			15,472,198

Massachusetts – 2.5%
City of Quincy MA (City of Quincy MA) Series 2025 5.00%, 07/24/2026		1,000	1,015,183
Commonwealth of Massachusetts (Commonwealth of Massachusetts) Series 2024 5.00%, 12/01/2054		10,000	10,496,662
Series 2025-A 5.00%, 04/01/2044		2,000	2,163,021
Massachusetts Bay Transportation Authority Sales Tax Revenue (Massachusetts Bay Transportation Authority Sales Tax Revenue) Series 2023-A 5.25%, 07/01/2048		5,195	5,570,994
Series 2024-A 5.25%, 07/01/2052		1,000	1,070,578

28 AB Tax-Aware Fixed Income Opportunities Portfolio	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2025-B 5.25%, 07/01/2055	$	1,500	$1,615,819
Massachusetts Development Finance Agency (Care Communities Obligated Group) Series 2025 6.375%, 07/15/2045(a)		1,000	1,011,816
Massachusetts Development Finance Agency (Emerson College) Series 2016-A 5.25%, 01/01/2042		1,000	1,003,268
Massachusetts Development Finance Agency (Lifespan Obligated Group) Series 2025 5.50%, 08/15/2050		1,000	1,041,142
Massachusetts Development Finance Agency (PRG Medford Properties) Series 2025 5.25%, 06/01/2060		1,000	1,038,416

			26,026,899

Michigan – 1.1%
City of Detroit MI (City of Detroit MI) 4.813%, 06/15/2049(d)		649	701,575
Series 2014-B 4.00%, 04/01/2044(h)		244	193,973
Series 2018 5.00%, 04/01/2038		75	76,904
Series 2021-B 3.644%, 04/01/2034		200	184,564
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) AG Series 2006-D 3.445% (CME Term SOFR 3 Month + 0.60%), 07/01/2032(c)		1,000	990,344
Great Lakes Water Authority Water Supply System Revenue (Great Lakes Water Authority Water Supply System Revenue) Series 2025-C 5.25%, 07/01/2050		1,000	1,079,111
Michigan Finance Authority (Corewell Health Obligated Group) Series 2016 5.00%, 11/01/2044		2,305	2,305,820
Michigan Finance Authority (Michigan Finance Authority Tobacco Settlement Revenue) Series 2020-A 3.267%, 06/01/2039		865	824,002
Series 2020-B Zero Coupon, 06/01/2065		1,000	100,897

ABFunds.com	AB Tax-Aware Fixed Income Opportunities Portfolio 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Michigan Finance Authority (Public Lighting Authority) BAM Series 2025 5.00%, 07/01/2044	$	1,000	$1,059,933
Michigan State Hospital Finance Authority (Corewell Health Obligated Group) Series 2025-A 5.00%, 08/15/2046		2,000	2,108,039
Michigan Strategic Fund (Michigan Strategic Fund - I 75 Improvement Project) AG Series 2018 4.125%, 06/30/2035		1,610	1,621,508
Michigan Tobacco Settlement Finance Authority (Tobacco Settlement Financing Corp/MI) Series 2008-C Zero Coupon, 06/01/2058		10,000	252,847

			11,499,517

Minnesota – 1.0%
City of Bloomington MN (City of Bloomington MN) Series 2024-A 6.18%, 07/01/2041(a)		1,000	983,712
City of Brooklyn Park MN (Brooklyn Park AH I LLLP) Series 2023 6.205%, 01/01/2042(a)(h)		1,000	1,031,308
City of Brooklyn Park MN (Brooklyn Park AH II LLLP) Series 2024 6.26%, 07/01/2041(a)		1,000	989,625
City of Center City MN (Hazelden Betty Ford Foundation) Series 2025 5.00%, 11/01/2044		1,000	1,031,609
5.00%, 11/01/2047		1,000	1,021,001
City of Columbus MN (Adalyn Avenue LLLP) Series 2023 5.98%, 12/01/2041(a)		1,000	1,006,406
City of St. Cloud MN (CentraCare Health System Obligated Group) Series 2024 5.00%, 05/01/2042		1,000	1,070,932
Dakota County Community Development Agency (Rosemont AH I LLLP) Series 2023 5.66%, 07/01/2041(a)		585	572,211

30 AB Tax-Aware Fixed Income Opportunities Portfolio	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Housing & Redevelopment Authority of The City of St. Paul Minnesota (Minnesota Math & Science Academy) Series 2021 4.00%, 06/01/2051(f)	$	225	$105,750
4.00%, 06/01/2056(f)		100	47,000
Minneapolis-St. Paul Metropolitan Airports Commission (Minneapolis-St Paul Metropolitan Airports Commission) Series 2024 5.00%, 01/01/2041		1,000	1,056,604
Minnesota Municipal Gas Agency (Royal Bank of Canada) Series 2022-A 4.00%, 12/01/2052		1,000	1,016,097
Washington County Community Development Agency (Raymie Johnson Estates) Series 2025 6.08%, 07/01/2042		1,000	1,027,708

			10,959,963

Mississippi – 0.3%
City of Gulfport MS (Memorial Hospital at Gulfport Obligated Group) Series 2025 5.00%, 07/01/2034		1,000	1,113,063
Mississippi Business Finance Corp. (Alden Group Renewable Energy Mississippi) Series 2022 8.00%, 12/01/2029(d)(e)(f)		500	340,000
Mississippi Development Bank (Magnolia Regional Health Center) Series 2021 4.00%, 10/01/2035(a)		1,800	1,656,706

			3,109,769

Missouri – 0.0%
Kansas City Industrial Development Authority (Platte Purchase Project) Series 2019 5.00%, 07/01/2040(a)		150	148,880
Lee’s Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2021-A 5.00%, 08/15/2056		295	257,779
Taney County Industrial Development Authority (Taney County Industrial Development Authority Lease) Series 2023 6.00%, 10/01/2049(a)		100	100,072

			506,731

ABFunds.com	AB Tax-Aware Fixed Income Opportunities Portfolio 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Montana – 0.1%
County of Gallatin MT (Bozeman Fiber, Inc.) Series 2025 0.00%, 10/15/2055(a)(h)	$	1,000	$835,274

Nebraska – 0.2%
Central Plains Energy Project (Bank of Montreal) Series 2023-A 5.00%, 05/01/2054		1,000	1,072,090
Central Plains Energy Project (Royal Bank of Canada) Series 2025-A 5.00%, 08/01/2055		1,410	1,522,922

			2,595,012

Nevada – 0.5%
City of Reno NV (County of Washoe NV Sales Tax Revenue) Series 2018-C Zero Coupon, 07/01/2058(a)		1,500	242,880
Reno-Tahoe Airport Authority (Reno-Tahoe Airport Authority) Series 2024 5.00%, 07/01/2032		1,300	1,421,874
5.25%, 07/01/2054		2,000	2,084,201
Sparks Tourism Improvement District No. 1 (Sparks Tourism Improvement District No. 1) Series 2019-A 2.75%, 06/15/2028(a)		145	142,072
State of Nevada Department of Business & Industry (Desertxpress Enterprises) Series 2025 9.50%, 01/01/2065(a)		1,175	940,000

			4,831,027

New Hampshire – 2.0%
National Finance Authority (NFA 2024-3) Series 2024-3, Class A 4.034%, 10/20/2051		1,985	1,953,782
New Hampshire Business Finance Authority (ARC70 2025-1) Series 2025-1, Class A1 4.75%, 06/20/2041		1,998	2,072,318
New Hampshire Business Finance Authority (ARC70 II TRUST) Series 2024 4.15%, 10/20/2040		1,996	1,991,098

32 AB Tax-Aware Fixed Income Opportunities Portfolio	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Hampshire Business Finance Authority (Greater Raleigh Area Christian Education) Series 2025 5.75%, 08/01/2055	$1,000	$993,323
New Hampshire Business Finance Authority (Lakes Fresh Water Supply District of Denton County) Series 2024 5.00%, 12/01/2028(a)	747	747,398
New Hampshire Business Finance Authority (New Hampshire Business Finance Authority) Series 2025-2 5.15%, 09/28/2037	1,000	1,011,523
Series 2025-A Zero Coupon, 02/01/2035(a)	994	552,553
New Hampshire Business Finance Authority (NFA 2020-1) Series 2020-1, Class A 4.125%, 01/20/2034	195	199,368
New Hampshire Business Finance Authority (NFA 2022-1) Series 2022-1, Class A 4.375%, 09/20/2036	1,912	1,948,469
Series 2022-1, Class X 0.334%, 09/20/2036(i)	956	18,439
New Hampshire Business Finance Authority (NFA 2022-2) Series 2022-2, Class A 4.00%, 10/20/2036	958	950,192
New Hampshire Business Finance Authority (NFA 2024-1) Series 2024-1, Class A 4.25%, 07/01/2051	648	645,866
Series 2024-1, Class X 0.495%, 07/01/2051(i)	836	30,464
New Hampshire Business Finance Authority (NFA 2024-2) Series 2024-2, Class A 3.625%, 08/20/2039	1,981	1,894,575
Series 2024-2, Class X 0.506%, 08/20/2039(i)	1,981	78,180
New Hampshire Business Finance Authority (NFA 2025-1) Series 2025 5.875%, 12/15/2033(a)	2,000	2,014,560
Series 2025-1, Class A1 4.086%, 01/20/2041	995	991,208

ABFunds.com	AB Tax-Aware Fixed Income Opportunities Portfolio 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

New Hampshire Business Finance Authority (NFA 2025-2) Series 2025-2, Class A1 4.086%, 11/20/2042	$	1,997	$1,962,523
New Hampshire Business Finance Authority (Novant Health Obligated Group) Series 2025 5.25%, 06/01/2045		1,375	1,442,942

			21,498,781

New Jersey – 2.3%
New Jersey Economic Development Authority (DRP Urban Renewal 4 LLC) Series 2025 6.625%, 01/01/2045(a)		1,000	1,039,449
New Jersey Economic Development Authority (New Jersey-American Water) Series 2023 3.75%, 11/01/2034		1,000	1,012,184
New Jersey Economic Development Authority (State of New Jersey Lease) Series 2023 5.398%, 03/01/2033		1,000	1,049,854
Series 2024-S 5.00%, 06/15/2034		1,000	1,160,647
New Jersey Economic Development Authority (United Airlines, Inc.) Series 2012 5.25%, 09/15/2029		150	150,001
New Jersey Educational Facilities Authority (Stevens Institute of Technology Intl) Series 2020-A 5.00%, 07/01/2045		100	101,641
New Jersey Health Care Facilities Financing Authority (Inspira Health Obligated Group) Series 2017-A 5.00%, 07/01/2036		280	286,242
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2029		550	557,146
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) AG Series 2006-C Zero Coupon, 12/15/2033		2,000	1,546,487

34 AB Tax-Aware Fixed Income Opportunities Portfolio	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

New Jersey Transportation Trust Fund Authority (State of New Jersey Lease) Series 2023-B 5.00%, 06/15/2040	$	1,250	$1,372,202
Series 2024-A 4.00%, 06/15/2042		3,530	3,481,550
5.00%, 06/15/2037		3,750	4,271,100
New Jersey Turnpike Authority (New Jersey Turnpike Authority) Series 2024-A 4.00%, 01/01/2035		1,500	1,616,340
5.00%, 01/01/2033		1,000	1,149,647
Series 2024-C 5.00%, 01/01/2044		1,000	1,071,665
Series 2025-C 5.00%, 01/01/2032		1,000	1,133,599
Tobacco Settlement Financing Corp./NJ (Tobacco Settlement Financing Corp/NJ) Series 2018-B 5.00%, 06/01/2046		2,870	2,794,341

			23,794,095

New Mexico – 0.2%
New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Obligated Group) Series 2019 5.00%, 07/01/2049		1,000	891,785
New Mexico Municipal Energy Acquisition Authority (Royal Bank of Canada) Series 2025 5.00%, 06/01/2054		1,000	1,073,338

			1,965,123

New York – 7.5%
Build NYC Resource Corp. (KIPP NYC Public Charter Schools) Series 2023 5.25%, 07/01/2062		1,000	1,004,016
City of New York NY (City of New York NY) Series 2024-D 4.00%, 04/01/2045		1,000	945,706
Series 2025-B 5.00%, 08/01/2028		1,000	1,063,006
Hempstead Town Local Development Corp. (Evergreen Charter School) Series 2022-A 5.50%, 06/15/2057		2,000	2,002,537

ABFunds.com	AB Tax-Aware Fixed Income Opportunities Portfolio 35

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Long Island Power Authority (Long Island Power Authority) Series 2023-E 5.00%, 09/01/2048	$1,000	$1,044,570
Metropolitan Transportation Authority (Metropolitan Transportation Authority) Series 2020-A 5.00%, 11/15/2045	1,000	1,083,277
Series 2020-C 4.75%, 11/15/2045	3,170	3,180,164
5.00%, 11/15/2050	1,000	1,016,839
5.25%, 11/15/2055	1,000	1,029,035
Series 2020-E 4.00%, 11/15/2026	1,155	1,168,962
Monroe County Industrial Development Corp./NY (Academy of Health Sciences Charter School) Series 2022 6.00%, 07/01/2057(a)	1,000	1,000,138
Monroe County Industrial Development Corp./NY (St. Ann’s of Greater Rochester Obligated Group) Series 2019 5.00%, 01/01/2040	550	534,568
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2018-S 5.00%, 07/15/2032	865	917,255
New York City Transitional Finance Authority Future Tax Secured Revenue (New York City Transitional Finance Authority Future Tax Secured Revenue) Series 2025 5.00%, 05/01/2046	1,370	1,453,729
Series 2025-H 5.00%, 11/01/2044	1,000	1,071,502
New York Counties Tobacco Trust V (New York Counties Tobacco Trust V) Series 2005 Zero Coupon, 06/01/2050	350	52,641
NEW York Energy Finance Development Corp. (Athene Annuity & Life Co.) Series 2025 5.00%, 07/01/2056	2,000	2,149,987
New York Liberty Development Corp. (3 World Trade Center LLC) Series 2014 5.00%, 11/15/2044(a)	1,215	1,214,975
5.375%, 11/15/2040(a)	115	115,021

36 AB Tax-Aware Fixed Income Opportunities Portfolio	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York Liberty Development Corp. (7 World Trade Center II) Series 2022 3.00%, 09/15/2043	$2,000	$1,645,130
New York Power Authority (New York Power Authority SFP Transmission Project) AG Series 2023 5.00%, 11/15/2053	2,000	2,089,379
New York State Dormitory Authority (Garnet Health Medical Center Obligated Group) Series 2017 5.00%, 12/01/2034(a)	1,000	1,004,205
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2025-C 5.25%, 03/15/2050	1,000	1,072,191
New York State Thruway Authority (State of New York Pers Income Tax) Series 2022 5.00%, 03/15/2055	10,000	10,318,424
Series 2025-A 5.00%, 03/15/2045	1,610	1,721,375
New York Transportation Development Corp. (JFK Millennium Partners) Series 2024 5.50%, 12/31/2060	1,000	1,021,287
AG Series 2024 0.00%, 12/31/2054(h)	2,000	1,299,495
New York Transportation Development Corp. (JFK NTO LLC) Series 2024 5.50%, 06/30/2054	2,000	2,044,468
Series 2025 6.00%, 06/30/2059	6,330	6,731,647
AG Series 2023 5.00%, 06/30/2049	1,000	1,006,317
5.125%, 06/30/2060	2,000	2,009,726
AG Series 2024 5.00%, 06/30/2049	4,800	4,848,478
New York Transportation Development Corp. (Laguardia Gateway Partners) Series 2016-A 5.00%, 07/01/2041	150	150,009
Onondaga Civic Development Corp. (Syracuse University) Series 2025 5.50%, 12/01/2056	1,000	1,093,870

ABFunds.com	AB Tax-Aware Fixed Income Opportunities Portfolio 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Port Authority of New York & New Jersey (Port Authority of New York & New Jersey) Series 2024-2 5.00%, 09/01/2034	$	3,000	$3,397,270
Suffolk Regional Off-Track Betting Corp. (Suffolk Regional Off-Track Betting) Series 2024 6.00%, 12/01/2053		1,000	1,014,495
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021-A 2.917%, 05/15/2040		500	395,671
Series 2022-2 3.911%, 04/01/2026(a)(b)		10,000	9,999,349
Triborough Bridge & Tunnel Authority Sales Tax Revenue (Triborough Bridge & Tunnel Authority Sales Tax Revenue) Series 2023-A 4.50%, 05/15/2063		2,310	2,288,497
TSASC, Inc./NY (TSASC, Inc./NY) Series 2016 5.00%, 06/01/2045		300	265,732
5.00%, 06/01/2048		1,000	877,268
Ulster County Capital Resource Corp. (Woodland Pond at New Paltz) Series 2017 5.00%, 09/15/2037		120	119,944
Western Regional Off-Track Betting Corp. (Western Regional Off-Track Betting) Series 2021 4.125%, 12/01/2041(a)		100	90,529

			78,552,684

North Carolina – 1.2%
City of Charlotte NC Airport Revenue (City of Charlotte NC Airport Revenue) Series 2023 5.00%, 07/01/2048		2,800	2,877,991
5.25%, 07/01/2053		1,575	1,640,048
Cumberland County Industrial Facilities & Pollution Control Financing Authority (American Titanium Metal) Series 2024 3.75%, 12/01/2027		1,000	1,000,000
Series 2025 3.125%, 12/01/2027(g)		1,085	1,083,929

38 AB Tax-Aware Fixed Income Opportunities Portfolio	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Fayetteville State University (Fayetteville State University) Series 2023 5.00%, 04/01/2038(a)	$1,045	$1,135,568
Greater Asheville Regional Airport Authority (Greater Asheville Regional Airport Authority) AG Series 2023 5.25%, 07/01/2048	2,500	2,580,280
Nash Health Care Systems (Nash Health Care Systems) Series 2025 5.25%, 02/01/2055	1,000	1,042,417
North Carolina Turnpike Authority (North Carolina Turnpike Authority) Series 2017 5.00%, 01/01/2032	500	511,412
AG Series 2024 Zero Coupon, 01/01/2053	1,000	268,271
University of North Carolina at Charlotte (The) (University of North Carolina at Charlotte/The) AG Series 2021 2.802%, 04/01/2045	1,000	716,588

		12,856,504

North Dakota – 0.2%
City of Grand Forks ND (Altru Health System Obligated Group) AG Series 2023-A 5.00%, 12/01/2048	1,000	1,029,138
5.00%, 12/01/2053	1,250	1,277,975

		2,307,113

Ohio – 2.9%
Buckeye Tobacco Settlement Financing Authority (Buckeye Tobacco Settlement Financing Authority) Series 2020-B Zero Coupon, 06/01/2057	2,000	188,990
5.00%, 06/01/2055	3,000	2,514,118
City of Chillicothe OH (Adena Health System Obligated Group) Series 2017 5.00%, 12/01/2047	175	175,706
Columbus Regional Airport Authority (Columbus Regional Airport Authority) Series 2025 5.25%, 01/01/2044	10,000	10,507,629
5.25%, 01/01/2045	1,050	1,098,945

ABFunds.com	AB Tax-Aware Fixed Income Opportunities Portfolio 39

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

County of Allen OH Hospital Facilities Revenue (Bon Secours Mercy Health) Series 2017-A 5.00%, 08/01/2042	$1,120	$1,144,297
County of Cuyahoga OH (MetroHealth System/The) Series 2017 5.00%, 02/15/2042	205	205,094
County of Hamilton OH (Christ Hospital Obligated Group) Series 2023 5.00%, 06/01/2042	1,000	1,026,928
County of Marion OH (United Church Homes Obligated Group) Series 2019 5.125%, 12/01/2049	100	75,767
County of Montgomery OH (Trousdale Foundation Obligated Group) Series 2018-A 6.25%, 04/01/2049(d)(e)(f)(k)(l)	79	941
County of Washington OH (Marietta Area Health Care Obligated Group) Series 2022 6.625%, 12/01/2042	1,000	1,061,163
Jefferson County Port Authority/OH (JSW Steel USA Ohio, Inc.) Series 2021 3.50%, 12/01/2051(a)	1,000	784,234
Ohio Housing Finance Agency (Ohio Housing Finance Agency) Series 2024 7.50%, 03/01/2049	1,000	1,215,752
Port of Greater Cincinnati Development Authority (IDEA Greater Cincinnati) Series 2021 4.375%, 06/15/2056	100	99,271
Reynoldsburg City School District (Reynoldsburg City School District) Series 2014 4.939%, 09/01/2032	905	963,185
University of Toledo (University of Toledo) Series 2023-2
3.87%, 06/01/2036(a)(b)	9,520	9,393,704

		30,455,724

40 AB Tax-Aware Fixed Income Opportunities Portfolio	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Oklahoma – 0.7%
Oklahoma Development Finance Authority (OU Medicine Obligated Group) Series 2018-B 5.50%, 08/15/2052	$	1,000	$1,003,905
Series 2022-A 5.50%, 08/15/2044		1,000	1,009,772
Oklahoma Turnpike Authority (Oklahoma Turnpike Authority) Series 2025-B 5.00%, 01/01/2039		1,780	2,035,823
Tulsa Municipal Airport Trust Trustees/OK (American Airlines, Inc.) Series 2025 6.25%, 12/01/2035		2,500	2,882,997

			6,932,497

Oregon – 0.1%
Clackamas County Hospital Facility Authority (Rose Villa Obligated Group) Series 2020-A 5.375%, 11/15/2055		1,000	981,384

Other – 0.5%
Federal Home Loan Mortgage Corp. Multifamily ML Certificates (FRETE 2024-ML22) Series 2024-ML22, Class AUS 4.547%, 10/25/2040		989	1,018,347
Federal Home Loan Mortgage Corp. Multifamily ML Certificates (FRETE 2024-ML23) Series 2024-ML23, Class AUS 4.563%, 04/25/2042(a)		996	1,012,149
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates (FHLM) 4.759%, 08/25/2041		1,989	2,050,424
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates (FHLMC Multifamily VRD Certificates) Series 2025-M 4.095%, 11/25/2042		1,294	1,277,878

			5,358,798

Pennsylvania – 4.4%
Allegheny County Hospital Development Authority (UPMC Obligated Group) Series 2022 3.92% (MUNIPSA + 0.70%), 11/15/2047(c)		2,000	1,980,226

ABFunds.com	AB Tax-Aware Fixed Income Opportunities Portfolio 41

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Allentown Neighborhood Improvement Zone Development Authority (Allentown Neighborhood Improvement Zone Center City Investment Revenue) Series 2022 5.25%, 05/01/2042(a)	$1,265	$1,289,391
Berks County Municipal Authority (The) (Tower Health Obligated Group) Series 2024 0.00%, 06/30/2044(h)	147	85,012
5.00%, 06/30/2039	1,000	905,678
7.00%, 06/30/2039	1,280	1,026,633
8.00%, 06/30/2034	110	109,456
Series 2024-A 6.00%, 06/30/2034	100	107,663
Bucks County Industrial Development Authority (Grand View Hospital/Sellersville PA Obligated Group) Series 2021 4.00%, 07/01/2051	1,000	846,907
Chester County Industrial Development Authority (Collegium Charter School) Series 2022 5.625%, 10/15/2042(a)	250	247,888
City of Philadelphia PA Water & Wastewater Revenue (City of Philadelphia PA Water & Wastewater Revenue) Series 2020-A 5.00%, 11/01/2045	1,500	1,557,973
Lancaster County Hospital Authority/PA (St. Anne’s Retirement Community Obligated Group) Series 2020 5.00%, 03/01/2040	1,000	936,268
Montgomery County Higher Education & Health Authority (Thomas Jefferson University Obligated Group) Series 2022 5.00%, 05/01/2052	2,000	2,032,230
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Dept. of Transportation) Series 2022 5.25%, 06/30/2053	1,000	1,012,887
5.75%, 06/30/2048	2,270	2,366,707
AG Series 2022 5.75%, 12/31/2062	1,000	1,059,896

42 AB Tax-Aware Fixed Income Opportunities Portfolio	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Pennsylvania Economic Development Financing Authority (Iron Cumberland LLC) Series 2022 7.00%, 12/01/2029	$630	$630,232
Pennsylvania Economic Development Financing Authority (Noble Environmental, Inc.) Series 2025 6.875%, 09/01/2047(a)	1,000	1,040,434
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/2038	100	100,426
Pennsylvania Economic Development Financing Authority (UPMC Obligated Group) Series 2022-C 3.92% (MUNIPSA + 0.70%), 11/15/2047(c)	3,000	2,987,714
Pennsylvania Higher Educational Facilities Authority (Thomas Jefferson University Obligated Group) Series 2024 4.00%, 11/01/2042	1,000	957,342
AG Series 2024 5.25%, 11/01/2048	2,500	2,659,274
Pennsylvania State University (The) (Pennsylvania State University) Series 2025 5.00%, 09/01/2044	1,450	1,566,156
Pennsylvania Turnpike Commission Registration Fee Revenue (Pennsylvania Turnpike Commission Registration Fee Revenue) Series 2023-2 3.22%, 07/15/2041(a)(b)	10,000	9,987,131
Philadelphia Authority for Industrial Development (Philadelphia Performing Arts Charter School) Series 2020 5.00%, 06/15/2040(a)	1,000	989,329
Pittsburgh Water & Sewer Authority (Pittsburgh Water & Sewer Authority) AG Series 2023-2 3.82%, 09/01/2040(a)(b)	10,000	9,903,229

		46,386,082

ABFunds.com	AB Tax-Aware Fixed Income Opportunities Portfolio 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Puerto Rico – 2.1%
Children’s Trust Fund (Children’s Trust Fund) Series 2008-B Zero Coupon, 05/15/2057	$	5,000	$149,846
Commonwealth of Puerto Rico (Commonwealth of Puerto Rico) Series 2022-A Zero Coupon, 11/01/2051		768	454,938
0.00%, 11/01/2051		7,600	2,305,000
5.069%, 11/01/2051		2,429	1,639,845
Series 2022-C Zero Coupon, 11/01/2043		7,479	4,777,411
GDB Debt Recovery Authority of Puerto Rico (GDB Debt Recovery Authority of Puerto Rico) Series 2018 7.50%, 08/20/2040		75	73,208
Puerto Rico Commonwealth Aqueduct & Sewer Authority (Puerto Rico Commonwealth Aqueduct & Sewer Authority) Series 2021-C 3.50%, 07/01/2026(a)		2,000	1,954,721
Puerto Rico Electric Power Authority (Puerto Rico Electric Power Authority) Series 2007-T 5.00%, 07/01/2032(d)(e)		85	56,100
5.00%, 07/01/2037(d)(e)		600	396,000
Series 2008-W 5.00%, 07/01/2028(d)(e)		245	161,700
Series 2008WW 5.375%, 07/01/2024(d)(j)		125	82,500
Series 2010-A 5.25%, 07/01/2025(d)(j)		1,090	719,400
5.25%, 07/01/2029(d)(e)		100	66,000
5.25%, 07/01/2030(d)(e)		15	9,900
Series 2010-C 5.00%, 07/01/2024(d)(j)		25	16,500
5.25%, 07/01/2027(d)(e)		150	99,000
5.25%, 07/01/2028(d)(e)		305	201,300
Series 2010-X 5.25%, 07/01/2040(d)(e)		820	541,200
5.75%, 07/01/2036(d)(e)		625	412,500
Series 2010AAA 5.25%, 07/01/2021(d)(j)		1,360	897,600
Series 2010DDD 5.00%, 07/01/2021(d)(j)		15	9,900

44 AB Tax-Aware Fixed Income Opportunities Portfolio	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2010ZZ 5.25%, 07/01/2018(d)(j)	$	150	$99,000
5.25%, 07/01/2024(d)(j)		40	26,400
Series 2012-A 5.00%, 07/01/2029(d)(e)		50	33,000
5.00%, 07/01/2042(d)(e)		100	66,000
5.05%, 07/01/2042(d)(e)		110	72,600
Series 2013-A 7.00%, 07/01/2033(d)(e)		100	66,000
7.00%, 07/01/2040(d)(e)		100	66,000
AG Series 2007-V 5.25%, 07/01/2027		1,000	1,005,765
5.25%, 07/01/2031		375	382,009
Puerto Rico Housing Finance Authority (El Mirador LLC) Series 2023 5.00%, 03/01/2027		2,000	2,010,880
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2023-A 6.625%, 01/01/2027		32	32,091
6.625%, 01/01/2028		246	244,465
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (San Juan Cruise Port LLC) Series 2024 6.75%, 01/01/2045		1,000	1,133,457
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue (Puerto Rico Sales Tax Financing Sales Tax Revenue) Series 2018-A Zero Coupon, 07/01/2027		12	11,350
Zero Coupon, 07/01/2046		2,111	734,697
Series 2019-A 5.00%, 07/01/2058		867	842,066

			21,850,349

South Carolina – 1.7%
Charleston County Airport District (Charleston County Airport District) Series 2024-A 5.25%, 07/01/2043		1,600	1,704,218
Columbia Housing Authority/SC (Garden Lakes Apartments) Series 2022 5.26%, 11/01/2032		100	100,113
5.41%, 11/01/2039		310	301,230
6.28%, 11/01/2039		100	97,317

ABFunds.com	AB Tax-Aware Fixed Income Opportunities Portfolio 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Greenville Housing Authority/SC (Victor Verdae Apartments) Series 2023 6.16%, 05/01/2063(a)	$	1,000	$910,324
Last Step Recycling LLC 9.50%, 12/15/2028(f)(k)(l)(m)		153	153,162
Patriots Energy Group Financing Agency (Sumitomo Mitsui Financial Group) Series 2023-A 5.25%, 10/01/2054		1,000	1,090,889
South Carolina Jobs-Economic Development Authority (Bon Secours Mercy Health) Series 2025 5.25%, 11/01/2044		3,000	3,248,303
South Carolina Jobs-Economic Development Authority (Connexion Communities Obligated Group) Series 2025 6.75%, 10/15/2060(a)		1,200	1,204,055
South Carolina Jobs-Economic Development Authority (FAH Pelham LLC) Series 2023-A 6.50%, 02/01/2056(a)		565	578,477
Series 2023-B 7.50%, 08/01/2047(a)		210	209,694
South Carolina Jobs-Economic Development Authority (Last Step Recycling LLC) Series 2021 6.25%, 06/01/2040(d)(e)(f)		100	11,000
6.50%, 06/01/2051(d)(e)(f)		300	33,000
South Carolina Jobs-Economic Development Authority (Novant Health Obligated Group) Series 2024 4.00%, 11/01/2042		1,000	971,270
5.25%, 11/01/2044		2,000	2,138,842
5.50%, 11/01/2050		1,000	1,065,948
South Carolina Jobs-Economic Development Authority (PSG Patriot’s Place Apartments) Series 2022 0.00%, 06/01/2052(h)		410	305,077
South Carolina Jobs-Economic Development Authority (Rolling Green Village) Series 2025 4.00%, 12/01/2030(g)		1,000	1,000,149

46 AB Tax-Aware Fixed Income Opportunities Portfolio	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

South Carolina Public Service Authority (South Carolina Public Service Authority) Series 2016-A 5.00%, 12/01/2036	$	265	$267,553
Series 2025-B 5.00%, 12/01/2045		2,000	2,095,840

			17,486,461

South Dakota – 0.0%
South Dakota Housing Development Authority (Schuett Spearfish LP) Series 2023 6.15%, 09/01/2039		150	154,246

Tennessee – 1.6%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016-A 5.00%, 12/01/2035(a)		1,070	1,027,382
5.125%, 12/01/2042(a)		1,000	945,008
Series 2016-B Zero Coupon, 12/01/2031(a)		150	107,510
Knox County Industrial Development Board (Tompaul Knoxville LLC) Series 2022 9.25%, 11/01/2042(f)		200	198,660
9.50%, 11/01/2052(f)		415	401,502
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (EC Burning Tree LLC) Series 2025 5.00%, 10/01/2028		1,000	1,032,351
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board (Vanderbilt University Medical Center Obligated Group) Series 2016 5.00%, 07/01/2035		215	217,281
Series 2024 5.00%, 07/01/2034		1,000	1,137,016
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd (Trousdale Foundation Obligated Group) Series 2018-A 6.25%, 04/01/2049(d)(e)(f)(k)(l)		107	1,270

ABFunds.com	AB Tax-Aware Fixed Income Opportunities Portfolio 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Metropolitan Government Nashville & Davidson County Sports Authority (Metropolitan Govt of Nashville & Davidson County TN) AG Series 2023-A 5.25%, 07/01/2053	$	1,000	$1,048,685
Metropolitan Government of Nashville & Davidson County Industrial Development Board (Nashville & Davidson County TN South Nashville Central Business Improvement Dist) Series 2021 Zero Coupon, 06/01/2043(a)		955	406,953
Metropolitan Government of Nashville & Davidson County TN Water & Sewer Revenue (Metropolitan Govt of Nashville & Davidson County TN Water & Sewer Revenue) Series 2025 5.00%, 07/01/2050		2,500	2,625,666
Metropolitan Nashville Airport Authority (The) (Metropolitan Nashville Airport Authority/The) Series 2022-B 5.50%, 07/01/2052		3,500	3,669,922
Tennergy Corp./TN (Nomura Holdings, Inc.) Series 2022-A 5.50%, 10/01/2053		1,000	1,084,369
Tennessee Energy Acquisition Corp. (Goldman Sachs Group) Series 2023-A 5.00%, 05/01/2053		1,000	1,036,253
Tennessee Energy Acquisition Corp. (Pacific Life Insurance) Series 2025-A 5.00%, 12/01/2035		2,000	2,176,748
Wilson County Health & Educational Facilities Board (Limestone Trail Apartments) Series 2021 4.00%, 12/01/2039		200	158,639

			17,275,215

Texas – 4.7%
Arlington Higher Education Finance Corp. (BASIS Texas Charter Schools) Series 2025 5.75%, 06/15/2055(a)		1,000	1,011,474
Arlington Higher Education Finance Corp. (Magellan School/The) Series 2022 6.25%, 06/01/2052(a)		200	202,025
6.375%, 06/01/2062(a)		250	252,670

48 AB Tax-Aware Fixed Income Opportunities Portfolio	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Austin Convention Enterprises, Inc. (Austin Convention Enterprises) Series 2017-A 5.00%, 01/01/2034	$	500	$503,419
Baytown Municipal Development District (Baytown Municipal Development District Baytown Convention Center Hotel Revenue Hotel Occupancy Tax) Series 2021 5.00%, 10/01/2050(a)		400	331,049
Beaumont Housing Authority (Beaumont Housing Authority) Series 2025 6.50%, 07/01/2055(a)		1,000	993,050
Board of Managers Joint Guadalupe County-City of Seguin Hospital (Board of Managers Joint Guadalupe County-City of Seguin Hospital) Series 2015 5.00%, 12/01/2040		1,000	997,043
Board of Regents of the University of Texas System (Board of Regents of the University of Texas System) Series 2019-B 5.00%, 08/15/2049		2,915	3,282,539
Brazoria County Industrial Development Corp. (Brazoria County Industrial Development) 10.00%, 06/01/2042(d)(e)(f)(k)(l)		469	47
City of Dallas Housing Finance Corp. (DHFC The Briscoe Apartments) Series 2022 Zero Coupon, 12/01/2062(a)		4,760	305,894
6.00%, 12/01/2062		555	514,379
City of Dallas Housing Finance Corp. (DHFC The Dylan Apartments) Series 2022 6.00%, 12/01/2062(a)		270	246,068
6.25%, 12/01/2054(a)		100	87,110
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 09/01/2031		160	160,221
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2024-B 5.50%, 07/15/2038		4,645	5,043,217

ABFunds.com	AB Tax-Aware Fixed Income Opportunities Portfolio 49

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Conroe Local Government Corp. (Conroe Local Govt Conroe Convention Center Hotel) Series 2021 4.00%, 10/01/2046	$	1,000	$927,434
County of Harris TX Toll Road Revenue (County of Harris TX Toll Road Revenue) Series 2024-A 4.00%, 08/15/2054		1,000	920,197
Dallas County Flood Control District No. 1 (Dallas County Flood Control District No. 1) Series 2015 5.00%, 04/01/2028(a)		100	99,997
Dallas Fort Worth International Airport (Dallas Fort Worth Intl Airport) Series 2025-A 5.00%, 11/01/2035		1,000	1,123,135
5.25%, 11/01/2037		1,000	1,132,385
5.25%, 11/01/2039		1,850	2,061,377
Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System Obligated Group) Series 2022 4.07% (MUNIPSA + 0.85%), 07/01/2049(c)		2,070	2,070,247
Harris County Industrial Development Corp. (Energy Transfer LP) Series 2023 4.05%, 11/01/2050		2,575	2,665,023
Hidalgo County Regional Mobility Authority (Hidalgo County Regional Mobility Authority) Series 2022-B Zero Coupon, 12/01/2042		1,400	594,910
Love Field Airport Modernization Corp. (Dallas Love Field) Series 2015 5.00%, 11/01/2032		500	500,541
New Hope Cultural Education Facilities Finance Corp. (Dwyer Workforce Development) Series 2023 8.50%, 09/01/2027(f)		795	794,850
New Hope Cultural Education Facilities Finance Corp. (Legacy at Midtown Park Obligated Group) Series 2018-A 5.50%, 07/01/2054		300	250,430
Series 2025 6.75%, 07/01/2044		220	225,163
7.125%, 07/01/2056		100	101,891

50 AB Tax-Aware Fixed Income Opportunities Portfolio	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries Obligated Group) Series 2020 5.00%, 01/01/2055	$	100	$84,205
Series 2022 4.00%, 01/01/2047		100	75,826
5.00%, 01/01/2057		200	166,044
New Hope Cultural Education Facilities Finance Corp. (Outlook at Windhaven Forefront Living Obligated Group) Series 2022 6.875%, 10/01/2057		1,000	1,011,551
New Hope Cultural Education Facilities Finance Corp. (SLF CHP LLC) Series 2025 6.25%, 07/01/2045(a)		1,000	955,643
North East Texas Regional Mobility Authority (North East Texas Regional Mobility Authority) Series 2025-A 5.00%, 01/01/2042		1,500	1,603,589
Port of Beaumont Industrial Development Authority (Jefferson 2020 Bond Lessee & Borrower Obligated Group) Series 2021 4.10%, 01/01/2028(a)		1,875	1,690,288
Port of Beaumont Navigation District (Jefferson 2020 Bond Lessee & Borrower Obligated Group) Series 2024 10.00%, 07/01/2026(a)		1,000	1,003,617
Port of Beaumont Navigation District (Jefferson Railport Terminal II) Series 2021 2.625%, 01/01/2031(a)		300	276,856
San Antonio Water System (San Antonio Water System) Series 2022-B 5.25%, 05/15/2052		2,000	2,106,923
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2024-A 5.75%, 12/01/2054		329	283,586
Tarrant County Cultural Education Facilities Finance Corp. (Tarrant County Cultural Education Facilities Finance) 5.00%, 11/15/2025(d)(e)(k)(l)		552	– 0	–

ABFunds.com	AB Tax-Aware Fixed Income Opportunities Portfolio 51

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Tarrant County Cultural Education Facilities Finance Corp. (Texas Health Resources Obligated Group) Series 2025-A 5.00%, 11/15/2039	$	1,000	$1,113,535
Texas Municipal Gas Acquisition & Supply Corp. II (JPMorgan Chase & Co.) Series 2007 3.751% (CME Term SOFR 3 Month + 1.05%), 09/15/2027(c)		1,725	1,731,431
Series 2012-C 3.528% (CME Term SOFR 3 Month + 0.86%), 09/15/2027(c)		1,735	1,736,217
Texas Municipal Gas Acquisition & Supply Corp. III (Macquarie Group Ltd.) Series 2021 5.00%, 12/15/2029		1,000	1,060,276
5.00%, 12/15/2031		1,000	1,082,096
Texas Municipal Gas Acquisition & Supply Corp. IV (BP PLC) Series 2023-B 5.50%, 01/01/2054		3,000	3,402,056
Texas Municipal Gas Acquisition & Supply Corp. V (Bank of America Corp.) Series 2024 5.00%, 01/01/2055		2,000	2,201,330

			48,982,854

Utah – 1.2%
City of Salt Lake City UT Airport Revenue (City of Salt Lake City UT Airport Revenue) Series 2017-A 5.00%, 07/01/2042		2,000	2,018,692
Series 2025-A 5.00%, 07/01/2036		1,870	2,105,200
Grapevine Wash Local District (Grapevine Wash Local District Assessment Area No. 1) Series 2024-A 5.25%, 12/01/2044(a)		1,000	980,521
Military Installation Development Authority (Military Installation Development Auth Military Recreation Fac Project Area) Series 2021-A 4.00%, 06/01/2052		500	415,735
Point Phase 1 Public Infrastructure District No. 1 (Point Phase 1 Public Infrastructure District No. 1) Series 2025 8.50%, 03/15/2055		1,000	1,012,886

52 AB Tax-Aware Fixed Income Opportunities Portfolio	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2025-A 5.875%, 03/01/2045	$	1,655	$1,708,970
Utah Housing Corp. (255 State 4 LLC) Series 2020 4.58%, 01/01/2040(a)(h)		436	378,120
Utah Infrastructure Agency (Utah Infrastructure Agency) Series 2022 5.00%, 10/15/2046		1,000	989,449
Series 2024 5.00%, 10/15/2027		465	477,750
Series 2025 5.25%, 10/15/2037		1,000	1,081,660
Wohali Public Infrastructure District No. 1 (Wohali Public Infrastructure District No. 1 Assessment Area No. 1) Series 2023 7.00%, 12/01/2042(a)		200	163,593
Wolf Creek Infrastructure Financing District No. 1 (Wolf Creek Infrastructure Financing District No. 1 Wolf Creek Assessment Area 1) Series 2025 5.75%, 12/01/2044		1,000	1,022,404

			12,354,980

Vermont – 0.0%
Vermont Economic Development Authority (Casella Waste Systems) Series 2022 5.00%, 06/01/2052(a)		500	506,456

Virginia – 0.9%
Atlantic Park Community Development Authority (Atlantic Park Community Development Authority District) Series 2023 6.25%, 08/01/2045(a)		615	586,308
Federal Home Loan Mortgage Corp. VA FEDMFH (FMMV M052) Series M052, Class A 2.65%, 06/15/2036		375	333,191
US Bank Trust Co. NA (Park Landing LP) Series 2022-B 5.90%, 08/01/2052		420	377,383
Virginia College Building Authority (Marymount University) Series 2015-A 5.00%, 07/01/2045(a)		1,000	759,220

ABFunds.com	AB Tax-Aware Fixed Income Opportunities Portfolio 53

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Virginia College Building Authority (Washington & Lee University) Series 2021 3.00%, 01/01/2040	$	2,000	$1,695,856
Virginia Small Business Financing Authority (95 Express Lanes LLC) Series 2022 4.00%, 01/01/2048		1,000	884,616
Virginia Small Business Financing Authority (Elizabeth River Crossings OpCo) Series 2022 4.00%, 07/01/2034		2,000	2,028,479
Virginia Small Business Financing Authority (P3 VB Holdings LLC) Series 2023 8.50%, 12/01/2052(a)		430	413,858
Virginia Small Business Financing Authority (Pure Salmon Virginia LLC) Series 2024 4.00%, 11/01/2052		2,000	2,000,532
Virginia Small Business Financing Authority (Total Fiber Recovery @ Chesapeake) Series 2022 8.50%, 06/01/2042(d)(e)(f)		615	492,000
8.552% (SOFR + 5.50%), 06/01/2029(c)(d)(e)(f)		530	424,000

			9,995,443

Washington – 2.1%
Grays Harbor County Public Hospital District No. 1 (Grays Harbor County Public Hospital District No. 1) Series 2023 6.875%, 12/01/2053		100	110,763
King County Public Hospital District No. 4 (King County Public Hospital District No. 4) Series 2025 7.00%, 12/01/2060		1,300	1,326,868
Port of Seattle WA (Port of Seattle WA) Series 2022 5.50%, 08/01/2047		1,500	1,587,456
Series 2025-B 5.00%, 10/01/2033		3,000	3,397,610
5.00%, 10/01/2040		7,000	7,623,020
Vancouver Housing Authority (Vancouver Housing Authority) Series 2025 4.25%, 02/01/2038		2,140	2,200,325

54 AB Tax-Aware Fixed Income Opportunities Portfolio	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Washington Health Care Facilities Authority (CommonSpirit Health Obligated Group) Series 2017 5.00%, 08/15/2035	$	1,245	$1,272,507
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2013 5.25%, 01/01/2043(a)		1,000	898,685
Series 2019-A 5.00%, 01/01/2055(a)		1,000	907,010
Washington State Housing Finance Commission (WSHFC 2021-1) Series 2021-1, Class A 3.50%, 12/20/2035		266	258,368
Series 2021-1, Class X 0.727%, 12/20/2035(i)		932	35,792
Washington State Housing Finance Commission (WSHFC 2024-1) Series 2024-1, Class A 4.084%, 03/01/2050		1,987	1,943,237
Washington State Housing Finance Commission (WSHFC 2025-1) Series 2025-1, Class A1 3.95%, 08/20/2063		998	960,778

			22,522,419

West Virginia – 0.4%
City of South Charleston WV (City of South Charleston WV South Charleston Park Place Excise Tax District) Series 2022 4.25%, 06/01/2042(a)		250	204,859
County of Monongalia WV (Monongalia County Building Commission Development District No. 4)
Series 2023 5.75%, 06/01/2043(a)		880	928,639
Monongalia County Commission Excise Tax District (Monongalia County Commission Excise Tax District) Series 2023 0.00%, 06/01/2053(a)(h)		510	113,585
7.00%, 06/01/2043(a)		100	104,743
Tobacco Settlement Finance Authority/WV (Tobacco Settlement Finance Authority/WV) Series 2020 4.006%, 06/01/2040		3,000	2,411,900

ABFunds.com	AB Tax-Aware Fixed Income Opportunities Portfolio 55

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

West Virginia Economic Development Authority (Wyoming County Coal LLC) Series 2023 9.00%, 06/01/2038(f)	$	1,000	$900,000

			4,663,726

Wisconsin – 4.3%
KDC Agribusiness LLC 12.00%, 09/14/2023(d)(j)(k)(l)		284	– 0	–
St. Croix Chippewa Indians of Wisconsin (St. Croix Chippewa Indians of Wisconsin) Series 2021 5.00%, 09/30/2041(a)		200	182,463
Wisconsin Center District (Wisconsin Center District Ded Tax) Series 2022 5.25%, 12/15/2061(a)		200	199,514
Wisconsin Health & Educational Facilities Authority (Chiara Housing & Services Obligated Group) Series 2024 5.875%, 07/01/2055		1,000	1,003,679
Wisconsin Health & Educational Facilities Authority (Oakwood Lutheran Senior Ministries Obligated Group) Series 2021 4.00%, 01/01/2047		100	83,038
4.00%, 01/01/2057		1,000	775,997
Wisconsin Health & Educational Facilities Authority (Sanford Obligated Group) BAM Series 2024 5.25%, 02/15/2054		2,500	2,641,826
Wisconsin Health & Educational Facilities Authority (St. John’s Communities Obligated Group) Series 2022 4.00%, 09/15/2036		775	748,500
4.00%, 09/15/2041		765	697,265
4.00%, 09/15/2045		650	554,769
Wisconsin Housing & Economic Development Authority (Roers Sun Prairie Apartments Owner) Series 2022 4.625%, 03/15/2040(a)		100	88,961
Series 2022-A 3.875%, 12/01/2039(a)		460	407,842
Wisconsin Public Finance Authority (21st Century Public Academy) Series 2020 3.75%, 06/01/2030(a)		340	322,207

56 AB Tax-Aware Fixed Income Opportunities Portfolio	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Absolute Awakenings) Series 2025-A 7.00%, 01/01/2045(a)	$	1,000	$1,074,687
Wisconsin Public Finance Authority (Alpha Ranch Water Control & Improvement District of Denton & Wise Counties) Series 2024 Zero Coupon, 12/15/2038(a)		1,000	458,806
Wisconsin Public Finance Authority (Catholic Bishop of Chicago/The) Series 2021 5.75%, 07/25/2041(f)		1,000	932,042
Wisconsin Public Finance Authority (CFC-SA LLC) Series 2022 5.00%, 02/01/2062		1,000	995,782
6.00%, 02/01/2062(a)		1,000	1,027,887
Wisconsin Public Finance Authority (Crossroads Health Project) Series 2023 8.00%, 07/01/2053(f)		1,000	1,003,878
Wisconsin Public Finance Authority (FAH Tree House LLC) Series 2023 6.50%, 08/01/2053(a)		500	481,706
6.625%, 02/01/2046(a)		375	326,421
Wisconsin Public Finance Authority (Gannon University) Series 2017 5.00%, 05/01/2042		1,315	1,290,300
Wisconsin Public Finance Authority (Heritage Bend Project) Series 2025 Zero Coupon, 12/15/2042(a)		2,585	784,097
Wisconsin Public Finance Authority (Inperium Obligated Group) Series 2024 5.00%, 12/01/2034(a)		1,840	1,929,023
Wisconsin Public Finance Authority (KDC Agribusiness LLC) Series 2022 15.00%, 04/30/2023(d)(f)(j)(k)(l)		600	– 0	–
Series 2023 15.00%, 04/30/2023(d)(f)(j)(k)(l)		175	2
Wisconsin Public Finance Authority (Lackland Project) Series 2024 Zero Coupon, 02/01/2031		680	474,022

ABFunds.com	AB Tax-Aware Fixed Income Opportunities Portfolio 57

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Lehigh Valley Health Network) Series 2023 7.25%, 12/01/2042(a)	$	265	$265,836
7.50%, 12/01/2052(a)		160	161,811
Wisconsin Public Finance Authority (McLemore Resort Manager) Series 2021 4.50%, 06/01/2056(a)		295	215,350
Wisconsin Public Finance Authority (Montgomery County Municipal Utility District Nos 123 & 153) Series 2024 Zero Coupon, 12/15/2034(a)		1,000	581,992
Wisconsin Public Finance Authority (North San Gabriel Municipal Utility District No. 1) Series 2023 Zero Coupon, 09/01/2029(a)		100	75,759
Wisconsin Public Finance Authority (Prerefunded - US Treasuries) Series 2020 5.00%, 04/01/2050(a)		25	27,291
Wisconsin Public Finance Authority (Puerto Rico Tollroads LLC) Series 2024 5.75%, 07/01/2049		1,000	1,044,339
Wisconsin Public Finance Authority (QCF Behavioral Hospitals I Obligated Group) Series 2024 7.50%, 07/01/2059(a)		1,000	1,126,438
Wisconsin Public Finance Authority (Queens University of Charlotte) Series 2022 5.25%, 03/01/2042		1,000	1,017,653
Wisconsin Public Finance Authority (RBS Evolution LLC) Series 2023 10.00%, 11/01/2038(a)		1,000	1,120,580
Wisconsin Public Finance Authority (Samaritan Housing Foundation Obligated Group) Series 2021 4.00%, 06/01/2056(a)		500	352,490
Series 2022 4.00%, 06/01/2049(a)		100	74,144
Wisconsin Public Finance Authority (Southeast Overtown Park West Community Redevelopment Agency) Series 2024 5.00%, 06/01/2041(a)		1,000	1,016,285

58 AB Tax-Aware Fixed Income Opportunities Portfolio	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Southeastern Regional Medical Center Obligated Group) Series 2022 4.00%, 02/01/2034	$	1,300	$1,216,527
Wisconsin Public Finance Authority (SR 400 Peach Partners LLC) Series 2025 5.75%, 06/30/2060		3,985	4,115,261
5.75%, 12/31/2065		5,450	5,644,813
6.50%, 06/30/2060		2,000	2,204,566
6.50%, 12/31/2065		3,000	3,294,865
Wisconsin Public Finance Authority (Triad Math & Science Academy) Series 2025 5.50%, 06/15/2055		1,000	1,004,248
Wisconsin Public Finance Authority (UMA Education, Inc.) Series 2019 5.00%, 10/01/2027(a)		130	132,506
5.00%, 10/01/2029(a)		100	103,891
Wisconsin Public Finance Authority (Washoe Barton Medical Clinic) Series 2021 4.00%, 12/01/2051(a)		1,000	829,318
Wisconsin Public Finance Authority (Waterstone Projects) Series 2024 5.50%, 12/15/2038(a)		1,000	1,003,908

			45,114,585

Total Long-Term Municipal Bonds (cost $987,298,044)			991,061,876

Short-Term Municipal Notes – 5.7%
California – 1.0%
Bay Area Toll Authority (Bay Area Toll Authority) Series 2024-H 3.05%, 04/01/2059(n)		7,500	7,500,000
City of Los Angeles CA (City of Los Angeles CA) Series 2025 5.00%, 06/25/2026		2,000	2,033,529
Nuveen California AMT-Free Quality Municipal Income Fund (Nuveen California AMT-Free Quality Municipal Income Fund) Series 2017 3.67%, 10/01/2047(a)(n)		1,000	1,000,000

			10,533,529

ABFunds.com	AB Tax-Aware Fixed Income Opportunities Portfolio 59

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Colorado – 0.4%
Colorado Educational & Cultural Facilities Authority (Jewish Federation of South Palm Beach County) Series 2008 3.90%, 02/01/2038(n)	$	690	$690,000
Colorado State Education Loan Program (Colorado State Education Loan Program) Series 2025 5.00%, 06/30/2026		3,150	3,195,802

			3,885,802

Florida – 0.3%
Florida Gulf Coast University Financing Corp. (Florida Gulf Coast University Financing) Series 2009-A 3.32%, 02/01/2039(n)		1,000	1,000,000
School Board of Miami-Dade County (The) (School Board of Miami-Dade County/The) Series 2025 4.00%, 01/07/2026		1,800	1,803,345

			2,803,345

Idaho – 0.3%
Idaho Health Facilities Authority (St. Luke’s Health System Obligated Group/ID) Series 2018-C 3.90%, 03/01/2048(n)		3,500	3,500,000

Illinois – 0.2%
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2018 3.90%, 11/15/2037(n)		2,180	2,180,000

Kentucky – 0.1%
Kentucky Economic Development Finance Authority (St. Elizabeth Community Health Support) Series 2018 3.20%, 05/01/2033(n)		935	935,000

Maryland – 0.1%
Maryland Health & Higher Educational Facilities Authority (University of Maryland Medical System Obligated Group) Series 2008 4.00%, 07/01/2041(n)		1,060	1,060,000

60 AB Tax-Aware Fixed Income Opportunities Portfolio	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Massachusetts – 1.0%
City of Quincy MA (City of Quincy MA) Series 2025 5.00%, 09/29/2026	$	5,595	$5,706,957
Massachusetts Development Finance Agency (Trustees of Boston University) Series 2013-U 3.10%, 10/01/2042(n)		3,090	3,090,000
Massachusetts Development Finance Agency (Trustees of The College of The Holy Cross) Series 2018 3.70%, 09/01/2037(n)		1,600	1,600,000

			10,396,957

Michigan – 0.2%
Grand Traverse County Hospital Finance Authority (Munson Healthcare Obligated Group) Series 2019 3.85%, 07/01/2041(n)		2,000	2,000,000
Green Lake Township Economic Development Corp. (Interlochen Center for the Arts) Series 2023 3.90%, 06/01/2034(n)		600	600,000

			2,600,000

New Jersey – 0.2%
Essex County Improvement Authority (County of Essex NJ) Series 2025 5.00%, 03/17/2026		2,000	2,016,227

New York – 0.7%
Metropolitan Transportation Authority (Metropolitan Transportation Authority) Series 2019-2 3.90%, 11/01/2032(n)		565	565,000
New York City Health & Hospitals Corp. (New York City Health & Hospitals) Series 2008-D, Class C 3.18%, 02/15/2026(n)		235	235,000
Town of Oyster Bay NY (Town of Oyster Bay NY) Series 2025 4.00%, 08/21/2026		3,150	3,181,851
Triborough Bridge & Tunnel Authority (Triborough Bridge & Tunnel Authority) Series 2022-B 3.95%, 01/01/2033(n)		250	250,000

ABFunds.com	AB Tax-Aware Fixed Income Opportunities Portfolio 61

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2025 4.20% (MUNIPSA + 0.98%), 05/01/2026(c)	$	2,600	$2,600,000

			6,831,851

North Carolina – 0.1%
Charlotte-Mecklenburg Hospital Authority (The) (Atrium Health Obligated Group) AG Series 2017-E 4.00%, 01/15/2044(n)		1,100	1,100,000

Oregon – 0.1%
Oregon State Facilities Authority (PeaceHealth Obligated Group) Series 2018-A 3.85%, 08/01/2034(n)		600	600,000

Other – 0.5%
Nuveen AMT-Free Municipal Credit Income Fund (Nuveen AMT-Free Municipal Credit Income Fund) Series 2019 3.67%, 03/01/2029(n)		2,200	2,200,000
Nuveen AMT-Free Quality Municipal Income Fund (Nuveen AMT-Free Quality Municipal Income Fund) Series 2021 3.67%, 03/01/2029(n)		2,700	2,700,000

			4,900,000

Pennsylvania – 0.0%
Delaware Valley Regional Finance Authority (Delaware Valley Regional Finance Authority) Series 2024-B 4.00%, 09/01/2059(n)		400	400,000

Rhode Island – 0.0%
Rhode Island Health & Educational Building Corp. (Bryant University) Series 2008 3.25%, 06/01/2035(n)		300	300,000

South Carolina – 0.3%
Berkeley County School District (Berkeley County School District) Series 2025-A 5.00%, 06/01/2026		2,000	2,024,876
Orangeburg County School District (Orangeburg County School District) Series 2025 5.00%, 08/13/2026		1,500	1,526,072

			3,550,948

62 AB Tax-Aware Fixed Income Opportunities Portfolio	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Virginia – 0.2%
Hampton Roads Sanitation District (Hampton Roads Sanitation District) Series 2025-A 5.00%, 07/15/2026	$	2,000	$2,030,208

Total Short-Term Municipal Notes (cost $59,638,966)			59,623,867

Total Municipal Obligations (cost $1,046,937,010)			1,050,685,743

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.7%
Agency CMBS – 0.2%
Federal Home Loan Mortgage Corp. Multifamily ML Certificates Series 2022-ML13, Class XUS 0.985%, 09/25/2036(i)		1,139	76,911
Series 2024-ML21, Class AUS 4.519%, 08/25/2041		1,282	1,308,527
Series 2024-ML24, Class AUS 4.156%, 05/25/2041		988	967,804

			2,353,242

Non-Agency Fixed Rate CMBS – 0.2%
California Housing Finance Agency Series 2021-3, Class X 0.769%, 08/20/2036(i)		937	41,936
MAD Commercial Mortgage Trust Series 2025-11MD, Class A 4.754%, 10/15/2042(a)		2,000	1,997,309
New Hampshire Business Finance Authority Series 2022-2, Class X 0.675%, 10/01/2036(i)		958	40,400
Washington State Housing Finance Commission Series 2023-1, Class X 1.451%, 04/20/2037(i)		1,961	191,754

			2,271,399

Non-Agency Floating Rate CMBS – 0.3%
DBC Mortgage Trust Series 2025-DBC, Class B 5.65% (CME Term SOFR 1 Month + 1.60%), 06/15/2038(a)(c)		2,441	2,443,651

Total Commercial Mortgage-Backed Securities (cost $7,115,645)			7,068,292

ABFunds.com	AB Tax-Aware Fixed Income Opportunities Portfolio 63

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 0.4%
Industrial – 0.3%
Consumer Cyclical - Entertainment – 0.0%
Carnival Corp. 4.00%, 08/01/2028(a)	$	400	$393,536

Other Industrial – 0.3%
Trustees of Columbia University in the City of New York (The) Series 2024 4.355%, 10/01/2035		3,000	2,954,610

			3,348,146

Financial Institutions – 0.1%
Banking – 0.1%
Bank of New York Mellon Corp. (The) Series H 3.70%, 03/20/2026(o)		100	99,243
Citigroup, Inc. Series Z 7.375%, 05/15/2028(o)		1,000	1,036,170
Huntington Bancshares, Inc./OH Series F 5.625%, 07/15/2030(o)		100	101,191
Truist Financial Corp. Series Q 5.10%, 03/01/2030(o)		100	100,354
Wells Fargo & Co. Series BB 3.90%, 03/15/2026(o)		100	99,338

			1,436,296

Total Corporates - Investment Grade (cost $4,790,841)			4,784,442

CORPORATES - NON-INVESTMENT GRADE – 0.2%
Financial Institutions – 0.0%
REITs – 0.0%
Bridgewater Castle Rock ALF LLC 9.50%, 12/31/2025(k)(l)		60	60,000

Industrial – 0.1%
Communications - Media – 0.0%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 01/15/2034(a)		309	259,588
DISH DBS Corp. 5.25%, 12/01/2026(a)		240	236,143
5.75%, 12/01/2028(a)		250	239,948

			735,679

64 AB Tax-Aware Fixed Income Opportunities Portfolio	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Entertainment – 0.1%
Wild Rivers Water Park 8.50%, 11/01/2051(k)(l)	$	1,225	$765,509

Consumer Non-Cyclical – 0.0%
YMCA of Greater New York 2.303%, 08/01/2026		495	486,951

Services – 0.0%
Trousdale Issuer LLC Series A 6.50%, 04/01/2025(d)(j)(k)(l)		159	1,896

			1,990,035

Utility – 0.1%
Electric – 0.0%
Vistra Corp. 7.00%, 12/15/2026(a)(o)		225	227,398

Other Utility – 0.1%
YMCA of Greater New York 2.303%, 08/01/2026		505	495,489

			722,887

Total Corporates - Non-Investment Grade (cost $3,294,398)			2,772,922

ASSET-BACKED SECURITIES – 0.1%
Autos - Fixed Rate – 0.1%
Lendbuzz Securitization Trust Series 2023-1A, Class A2 6.92%, 08/15/2028(a)		534	539,137

Other ABS - Fixed Rate – 0.0%
Domino’s Pizza Master Issuer LLC Series 2021-1A, Class A2I 2.662%, 04/25/2051(a)		195	184,682

Total Asset-Backed Securities (cost $728,126)			723,819

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.0%
Risk Share Floating Rate – 0.0%
Federal National Mortgage Association Connecticut Avenue Securities Series 2016-C01, Class 1M2 11.047% (CME Term SOFR + 6.86%), 08/25/2028(c)		23	22,981

ABFunds.com	AB Tax-Aware Fixed Income Opportunities Portfolio 65

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-C02, Class 1M2 10.297% (CME Term SOFR + 6.11%), 09/25/2028(c)	$	12	$11,748

Total Collateralized Mortgage Obligations (cost $35,870)			34,729

		Shares
PREFERRED STOCKS – 0.0%
Utility – 0.0%
Electric – 0.0%
AES Guayama Holdings 0.00%(d)(k)(l) (cost $96,593)		5,418	15,766

SHORT-TERM INVESTMENTS – 3.2%
Investment Companies – 3.2%
AB Fixed Income Shares, Inc. - Government Money Market Portfolio - Class AB, 3.96%(p)(q)(r) (cost $33,333,749)		33,333,749	33,333,749

Total Investments – 104.5% (cost $1,096,332,232)			1,099,419,462
Other assets less liabilities – (4.5)%			(47,225,228)

Net Assets – 100.0%			$1,052,194,234

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2025	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
CDX-NAHY Series 45, 5 Year Index, 12/20/2030*	(5.00)%	Quarterly	3.29%	USD 853	$(884,336)	$(853,500)	$(30,836)

*	Termination date

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)		Unrealized Appreciation (Depreciation)
USD	21,340	10/15/2028	CPI#	2.565%	Maturity	$(76,770)	– 0	–	$(76,770)
USD	19,750	10/15/2029	2.569%	CPI#	Maturity	40,308	– 0	–	40,308

66 AB Tax-Aware Fixed Income Opportunities Portfolio	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	14,592	10/15/2029	2.516%	CPI#	Maturity	$67,076	$	– 0	–	$67,076
USD	19,000	10/15/2029	2.485%	CPI#	Maturity	115,804		– 0	–	115,804
USD	14,579	10/15/2029	2.451%	CPI#	Maturity	112,607		– 0	–	112,607
USD	14,579	10/15/2029	2.499%	CPI#	Maturity	78,998		– 0	–	78,998
USD	22,410	10/15/2030	CPI#	2.531%	Maturity	(67,682)		– 0	–	(67,682)

						$270,341	$	– 0	–	$270,341

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
USD	7,900	10/15/2030	1 Day SOFR	4.092%	Annual	$246,468	$	– 0	–	$246,468
USD	16,300	12/03/2031	1 Day SOFR	4.178%	Annual	611,425		– 0	–	611,425
USD	9,140	12/03/2031	1 Day SOFR	4.057%	Annual	272,317		– 0	–	272,317
USD	14,900	03/12/2032	1 Day SOFR	3.772%	Annual	208,196		– 0	–	208,196
USD	9,400	03/12/2032	1 Day SOFR	3.789%	Annual	140,849		– 0	–	140,849
USD	21,500	02/15/2035	3.838%	1 Day SOFR	Annual	(271,336)		(5,857)		(265,479)
USD	10,500	02/15/2035	3.771%	1 Day SOFR	Annual	(75,271)		– 0	–	(75,271)
USD	3,800	02/15/2035	3.603%	1 Day SOFR	Annual	26,690		(277)		26,967
USD	15,200	09/25/2035	3.587%	1 Day SOFR	Annual	116,261		– 0	–	116,261
USD	10,900	10/25/2035	3.521%	1 Day SOFR	Annual	141,080		– 0	–	141,080

						$1,416,679		$(6,134)		$1,422,813

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
Bank of America NA	USD	1,500	03/12/2026	MMD 10 Year^	3.350%	Maturity	$79,111	$	– 0	–	$79,111
Bank of America NA	USD	1,500	05/06/2026	MMD 10 Year^	3.660%	Maturity	117,396		– 0	–	117,396
Bank of America NA	USD	2,000	06/25/2026	MMD 10 Year^	3.570%	Maturity	129,923		– 0	–	129,923
Bank of America NA	USD	2,000	08/10/2026	MMD 10 Year^	3.580%	Maturity	123,437		– 0	–	123,437
Bank of America NA	USD	5,000	09/18/2026	MMD 5 Year^	2.480%	Maturity	(22,003)		– 0	–	(22,003)
Citibank NA	USD	2,220	10/09/2029	1.125%	1 Week SIFMA*	Quarterly	117,745		– 0	–	117,745
JPMorgan Chase Bank NA	USD	2,000	03/16/2026	MMD 10 Year^	3.460%	Maturity	126,150		– 0	–	126,150
JPMorgan Chase Bank NA	USD	1,500	04/23/2026	MMD 10 Year^	3.840%	Maturity	145,651		– 0	–	145,651
JPMorgan Chase Bank NA	USD	1,000	06/04/2026	MMD 10 Year^	3.690%	Maturity	78,562		– 0	–	78,562
Morgan Stanley Capital Services LLC	USD	2,000	12/19/2025	MMD 10 Year^	3.300%	Maturity	111,930		– 0	–	111,930
Morgan Stanley Capital Services LLC	USD	1,500	03/12/2026	MMD 10 Year^	3.350%	Maturity	79,111		– 0	–	79,111
Morgan Stanley Capital Services LLC	USD	3,000	03/26/2026	MMD 10 Year^	3.640%	Maturity	240,108		– 0	–	240,108

ABFunds.com	AB Tax-Aware Fixed Income Opportunities Portfolio 67

PORTFOLIO OF INVESTMENTS (continued)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	USD	5,000	04/13/2026	MMD 10 Year^	3.890%	Maturity	$514,045	$	– 0	–	$514,045
Morgan Stanley Capital Services LLC	USD	1,500	05/29/2026	MMD 10 Year^	3.660%	Maturity	114,256		– 0	–	114,256
Morgan Stanley Capital Services LLC	USD	1,500	07/13/2026	MMD 5 Year^	2.930%	Maturity	29,242		– 0	–	29,242
Royal Bank of Canada	USD	5,000	10/13/2026	MMD 5 Year^	2.610%	Maturity	5,062		– 0	–	5,062

							$1,989,726	$	– 0	–	$1,989,726

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

^	Variable interest rate based on the Municipal Market Data AAA General Obligation Scale.

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2025, the aggregate market value of these securities amounted to $222,893,554 or 21.2% of net assets.

(b)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note I).

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2025.

(d)	Non-income producing security.

(e)	Defaulted.

(f)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 1.59% of net assets as of October 31, 2025, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Arizona Industrial Development Authority (Legacy Cares, Inc.) Series 2020 7.75%, 07/01/2050	08/12/2020 - 07/20/2022	$1,101,588	$30,600	0.00%
Brazoria County Industrial Development Corp. (Brazoria County Industrial Development) 10.00%, 06/01/2042	06/08/2022	459,352	47	0.00%
County of Montgomery OH (Trousdale Foundation Obligated Group) Series 2018-A 6.25%, 04/01/2049	04/07/2020	41,277	941	0.00%
Douglas County Housing Partnership (Bridgewater Castle Rock ALF) Series 2021 5.375%, 01/01/2041	01/14/2021	246,505	190,000	0.02%
Housing & Redevelopment Authority of The City of St. Paul Minnesota (Minnesota Math & Science Academy) Series 2021 4.00%, 06/01/2051	07/14/2021 - 03/07/2025	154,882	105,750	0.01%

68 AB Tax-Aware Fixed Income Opportunities Portfolio	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Housing & Redevelopment Authority of The City of St. Paul Minnesota (Minnesota Math & Science Academy) Series 2021 4.00%, 06/01/2056	07/14/2021	$101,628	$47,000	0.00%
Illinois Housing Development Authority (Drexel Court & Lake Park East) Series 2024 5.67%, 11/01/2038	10/19/2022	955,000	944,626	0.09%
Indiana Finance Authority (Brightmark Plastics Renewal Indiana) Series 2019 7.00%, 03/01/2039	03/29/2019 - 06/09/2022	941,758	53,500	0.01%
Indiana Finance Authority (Parkview Health System Obligated Group) Series 2024-B 3.699%, 11/01/2046	06/24/2024	9,540,000	9,532,975	0.91%
Knox County Industrial Development Board (Tompaul Knoxville LLC) Series 2022 9.25%, 11/01/2042	11/25/2022	200,000	198,660	0.02%
Knox County Industrial Development Board (Tompaul Knoxville LLC) Series 2022 9.50%, 11/01/2052	11/25/2022 - 06/13/2025	414,626	401,502	0.04%
Last Step Recycling LLC 9.50%, 12/15/2028	03/26/2025 - 06/23/2025	153,162	153,162	0.01%
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd (Trousdale Foundation Obligated Group) Series 2018-A 6.25%, 04/01/2049	08/29/2018	106,436	1,270	0.00%
Mississippi Business Finance Corp. (Alden Group Renewable Energy Mississippi) Series 2022 8.00%, 12/01/2029	12/13/2022	494,687	340,000	0.03%
New Hope Cultural Education Facilities Finance Corp. (Dwyer Workforce Development) Series 2023 8.50%, 09/01/2027	02/03/2023	795,000	794,850	0.08%
South Carolina Jobs-Economic Development Authority (Last Step Recycling LLC) Series 2021 6.25%, 06/01/2040	07/20/2022	84,555	11,000	0.00%
South Carolina Jobs-Economic Development Authority (Last Step Recycling LLC) Series 2021 6.50%, 06/01/2051	06/16/2021 - 10/20/2022	269,304	33,000	0.00%

ABFunds.com	AB Tax-Aware Fixed Income Opportunities Portfolio 69

PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Virginia Small Business Financing Authority (Total Fiber Recovery @ Chesapeake) Series 2022 8.50%, 06/01/2042	06/08/2022	$615,000	$492,000	0.05%
Virginia Small Business Financing Authority (Total Fiber Recovery @ Chesapeake) Series 2022 8.552%, 06/01/2029	06/08/2022	530,000	424,000	0.04%
West Virginia Economic Development Authority (Wyoming County Coal LLC) Series 2023 9.00%, 06/01/2038	05/31/2023	1,000,000	900,000	0.09%
Wisconsin Public Finance Authority (Catholic Bishop of Chicago/The) Series 2021 5.75%, 07/25/2041	08/03/2021	1,000,000	932,042	0.09%
Wisconsin Public Finance Authority (Crossroads Health Project) Series 2023 8.00%, 07/01/2053	07/10/2023	1,000,000	1,003,878	0.10%
Wisconsin Public Finance Authority (KDC Agribusiness LLC) Series 2022 15.00%, 04/30/2023	11/10/2022	600,000	0	0.00%
Wisconsin Public Finance Authority (KDC Agribusiness LLC) Series 2023 15.00%, 04/30/2023	03/16/2023	175,000	2	0.00%

(g)	When-Issued or delayed delivery security.

(h)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2025.

(i)	IO - Interest Only.

(j)	Defaulted matured security.

(k)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(l)	Fair valued by the Adviser.

(m)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at October 31, 2025.

(n)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(o)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(p)	The rate shown represents the 7-day yield as of period end.

(q)	Affiliated investments.

(r)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

70 AB Tax-Aware Fixed Income Opportunities Portfolio	ABFunds.com

PORTFOLIO OF INVESTMENTS (continued)

As of October 31, 2025, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 5.5% and 0.0%, respectively.

Glossary:

ABS – Asset-Backed Securities

AG – Assured Guaranty Inc.

AMT – Alternative Minimum Tax (subject to)

BAM – Build American Mutual

CCRC – Congregate Care Retirement Center

CHF – Collegiate Housing Foundation

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

COP – Certificate of Participation

MUNIPSA – SIFMA Municipal Swap Index

REIT – Real Estate Investment Trust

FHLMC – Federal Home Loan Mortgage Corporation

ID – Improvement District

MMD – Municipal Market Data

OSF – Order of St. Francis

SOFR – Secured Overnight Financing Rate

UPMC – University of Pittsburgh Medical Center

See notes to financial statements.

ABFunds.com	AB Tax-Aware Fixed Income Opportunities Portfolio 71

STATEMENT OF ASSETS & LIABILITIES

October 31, 2025

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,062,998,483)	$1,066,085,713
Affiliated issuers (cost $33,333,749)	33,333,749
Cash collateral due from broker	3,043,649
Interest receivable	13,610,598
Receivable for capital stock sold	2,853,818
Unrealized appreciation on interest rate swaps	2,011,729
Receivable for investment securities sold	885,315
Receivable for variation margin on centrally cleared swaps	355,877
Affiliated dividends receivable	110,208
Receivable due from Adviser	69,944

Total assets	1,122,360,600

Liabilities
Due to custodian	3,087,662
Payable for floating rate notes issued(a)	51,310,000
Payable for investment securities purchased	10,667,894
Payable for capital stock redeemed	2,270,232
Cash collateral due to broker	1,890,000
Advisory fee payable	388,348
Payable for terminated centrally cleared interest rate swaps	250,674
Administrative fee payable	56,375
Distribution fee payable	25,141
Unrealized depreciation on interest rate swaps	22,003
Transfer Agent fee payable	3,219
Directors’ fees payable	2,130
Accrued expenses and other liabilities	192,688

Total liabilities	70,166,366

Net Assets	$1,052,194,234

Composition of Net Assets
Capital stock, at par	$98,533
Additional paid-in capital	1,058,011,048
Accumulated loss	(5,915,347)

Net Assets	$1,052,194,234

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$78,309,528	7,333,540	$ 10.68*

C	$11,227,558	1,051,480	$ 10.68

Advisor	$962,657,148	90,147,970	$ 10.68

*	The maximum offering price per share for Class A shares was $11.01 which reflects a sales charge of 3.00%.

(a)	Represents short-term floating rate certificates issued by tender option bond trusts (see Note I).

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended October 31, 2025

Investment Income
Interest	$37,367,857
Dividends—Affiliated issuers	675,137	$38,042,994

Expenses
Advisory fee (see Note B)	3,605,596
Distribution fee—Class A	164,712
Distribution fee—Class C	96,477
Transfer agency—Class A	19,303
Transfer agency—Class C	2,838
Transfer agency—Advisor Class	212,821
Custody and accounting	161,899
Registration fees	111,892
Administrative	101,848
Audit and tax	75,881
Printing	55,269
Legal	45,987
Directors’ fees	24,838
Miscellaneous	32,829

Total expenses before interest/bank overdraft expense	4,712,190
Interest/bank overdraft expense	1,732,147

Total expenses	6,444,337
Less: expenses waived and reimbursed by the Adviser (see Note B)	(477,316)

Net expenses		5,967,021

Net investment income		32,075,973

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(2,687,792)
Swaps		103,669
Net change in unrealized appreciation (depreciation) of:
Investments		9,173,606
Swaps		2,076,660

Net gain on investment transactions		8,666,143

Net Increase in Net Assets from Operations		$40,742,116

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2025	Year Ended October 31, 2024
Increase (Decrease) in Net Assets from Operations
Net investment income	$32,075,973	$22,763,686
Net realized loss on investment transactions	(2,584,123)	(1,852,162)
Net change in unrealized appreciation (depreciation) of investments	11,250,266	41,189,782

Net increase in net assets from operations	40,742,116	62,101,306
Distributions to Shareholders
Class A	(2,472,025)	(1,632,708)
Class C	(288,696)	(265,467)
Advisor Class	(29,030,837)	(20,142,326)
Capital Stock Transactions
Net increase	395,444,529	198,036,189

Total increase	404,395,087	238,096,994
Net Assets
Beginning of period	647,799,147	409,702,153

End of period	$1,052,194,234	$647,799,147

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2025

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of six portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Tax-Aware Fixed Income Opportunities Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class T, Class 1 and Class 2 shares. Class B, Class T, Class 1 and Class 2 shares are currently not offered. Class A shares are sold with a front-end sales charge of up to 3% for purchases not exceeding $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities

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exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including

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NOTES TO FINANCIAL STATEMENTS (continued)

broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1 —quoted prices in active markets for identical investments
•	Level 2 —other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 —significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are

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determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2025:

Investments in Securities:	Level 1		Level 2	Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0 –	$990,906,454	$155,422	(a)	$991,061,876
Short-Term Municipal Notes		– 0 –	59,623,867	– 0 –		59,623,867
Commercial Mortgage-Backed Securities		– 0 –	7,068,292	– 0 –		7,068,292
Corporates—Investment Grade		– 0 –	4,784,442	– 0 –		4,784,442
Corporates—Non-Investment Grade		– 0 –	1,945,517	827,405		2,772,922
Asset-Backed Securities		– 0 –	723,819	– 0 –		723,819
Collateralized Mortgage Obligations		– 0 –	34,729	– 0 –		34,729
Preferred Stocks		– 0 –	– 0 –	15,766		15,766
Short-Term Investments		33,333,749	– 0 –	– 0 –		33,333,749

Total Investments in Securities		33,333,749	1,065,087,120	998,593	(a)	1,099,419,462
Other Financial Instruments(b):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0 –	414,793	– 0 –		414,793	(c)
Centrally Cleared Interest Rate Swaps		– 0 –	1,763,286	– 0 –		1,763,286	(c)
Interest Rate Swaps		– 0 –	2,011,729	– 0 –		2,011,729
Liabilities:
Centrally Cleared Credit Default Swaps		– 0 –	(884,336)	– 0 –		(884,336	) (c)
Centrally Cleared Inflation (CPI) Swaps		– 0 –	(144,452)	– 0 –		(144,452	) (c)
Centrally Cleared Interest Rate Swaps		– 0 –	(346,607)	– 0 –		(346,607	) (c)
Interest Rate Swaps		– 0 –	(22,003)	– 0 –		(22,003)

Total		$33,333,749	$1,067,879,530	$998,593	(a)	$1,102,211,872

The Fund holds liabilities for floating rate note obligations which are not reflected in the table above. The fair value of the Fund’s liabilities for floating rate note obligations approximates their liquidation values. Floating rate note obligations are generally classified as level 2.

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(a)	The Portfolio held securities with zero market value at period end.

(b)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(c)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions

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NOTES TO FINANCIAL STATEMENTS (continued)

are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

9. Segment Information

The Fund represents a single operating segment. An operating segment is defined in U.S. GAAP as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President is the CODM. The CODM monitors the operating results of the Fund as a whole and the pre-determined Fund’s long term investment strategy, which is executed by the portfolio management group. The qualitative and quantitative information contained within the financial statements is used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions. Segment assets are reflected on the statement of assets and liabilities and segment expenses are listed on the statement of operations.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the excess over $2.5 billion up to $5 billion and .35% in excess of $5 billion of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to .75%, 1.50% and .50%, of average daily net assets for Class A, Class C and Advisor Class shares, respectively. For the year ended October 31, 2025, such reimbursements/waivers amounted to $444,784. The Expense Caps may not be terminated before January 31, 2026.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2025, the reimbursement for such services amounted to $101,848.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $51,205 for the year ended October 31, 2025.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $274 from the sale of Class A shares and received $9,044 and $102 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2025.

The Fund may invest in AB Government Money Market Portfolio which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of AB Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of AB Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in AB Government Money Market Portfolio, the Adviser has contractually

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agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of AB Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2025, such waiver amounted to $32,532.

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2025 is as follows:

Fund	Market Value 10/31/24 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/25 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$1,670	$373,281	$341,617	$33,334	$675

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the 1940 Act. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. The fees are accrued daily and paid monthly. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $69,687 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, and the share class is active, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2025 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)...................	$546,100,007	$198,240,690
U.S. government securities......................	3,393,458	126,176

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NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,044,153,541

Gross unrealized appreciation	$27,174,859
Gross unrealized depreciation	(19,576,690)

Net unrealized appreciation	$7,598,169

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps for investment purposes or to hedge its exposure to interest rates, credit risk or inflation. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices, rates or indexes for a specified amount of an underlying asset or inflation. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates, inflation or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded

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upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation (depreciation) of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate, inflation and credit default swaps, are subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the clearinghouse on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

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In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2025, the Fund held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended October 31, 2025, the Fund held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy

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protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2025, the Fund held credit default swaps for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require

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the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended October 31, 2025, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts				Payable for variation margin on centrally cleared swaps	$30,836	*
Interest rate contracts	Receivable for variation margin on centrally cleared swaps	$2,178,356	*	Payable for variation margin on centrally cleared swaps	485,202	*
Interest rate contracts	Unrealized appreciation on interest rate swaps	2,011,729		Unrealized depreciation on interest rate swaps	22,003

Total		$4,190,085			$538,041

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$325,009	$2,107,496

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(221,340)	(30,836)

Total		$103,669	$2,076,660

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2025:

Interest Rate Swaps:
Average notional amount	$49,796,923

Centrally Cleared Interest Rate Swaps:
Average notional amount	$116,794,077

Centrally Cleared Inflation Swaps:
Average notional amount	$115,403,846

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$11,275,000	(a)

(a)	Positions were open for eight months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2025. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America NA	$449,867	$(22,003)			$(260,000)		$	– 0	–		$167,864
Citibank NA	117,745	– 0	–		(117,745)			– 0	–		– 0	–
JPMorgan Chase Bank NA	350,363	– 0	–		(260,000)			– 0	–		90,363
Morgan Stanley Capital Services LLC	1,088,692	– 0	–		(1,088,692)			– 0	–		– 0	–
Royal Bank of Canada	5,062	– 0	–		– 0	–		– 0	–		5,062

Total	$2,011,729	$(22,003)			$(1,726,437)		$	– 0	–		$263,289^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America NA	$22,003	$(22,003)		$	– 0	–	$	– 0	–	$	– 0	–

Total	$22,003	$(22,003)		$	– 0	–	$	– 0	–	$	– 0	– ^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2025	Year Ended October 31, 2024

Class A
Shares sold	5,313,829	1,597,133	$55,975,345	$16,828,492

Shares issued in reinvestment of dividends	157,491	97,718	1,655,130	1,033,492

Shares converted from Class C	59,955	11,902	630,923	125,108

Shares redeemed	(2,440,728)	(1,999,755)	(25,544,175)	(20,908,868)

Net increase (decrease)	3,090,547	(293,002)	$32,717,223	$(2,921,776)

Class C
Shares sold	459,592	319,495	$4,853,817	$3,372,704

Shares issued in reinvestment of dividends	21,155	20,682	222,615	218,696

Shares converted to Class A	(59,955)	(11,902)	(630,923)	(125,108)

Shares redeemed	(268,267)	(253,690)	(2,829,996)	(2,677,711)

Net increase	152,525	74,585	$1,615,513	$788,581

Advisor Class
Shares sold	54,907,208	32,744,187	$574,901,352	$343,679,845

Shares issued in reinvestment of dividends	1,561,279	1,071,309	16,418,117	11,336,146

Shares redeemed	(22,027,588)	(14,745,608)	(230,207,676)	(154,846,607)

Net increase	34,440,899	19,069,888	$361,111,793	$200,169,384

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), terrorism, war, tariffs and trade disputes, and regional and global conflicts, that affect large portions of the market.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be

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NOTES TO FINANCIAL STATEMENTS (continued)

reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments and negative performance of the junk bond market generally and may be more difficult to trade than other types of securities.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, public health crises, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, fires or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The municipal securities issued by Puerto Rico and its government agencies and municipalities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Tax Risk—From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In

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such event, the Fund’s net asset value, or NAV, could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse

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NOTES TO FINANCIAL STATEMENTS (continued)

repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short-term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2025.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2025 and October 31, 2024 were as follows:

	2025	2024
Distributions paid from:
Ordinary income	$1,939,646	$1,513,214

Total taxable distributions	$1,939,646	$1,513,214
Tax-exempt distributions	29,851,912	20,527,287

Total distributions paid	$31,791,558	$22,040,501

As of October 31, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(13,524,233	)(a)
Unrealized appreciation (depreciation)	7,608,886	(b)

Total accumulated earnings (deficit)	$(5,915,347	)(c)

(a)	As of October 31, 2025, the Fund had a net capital loss carryforward of $13,529,660.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax treatment of tender option bonds, the tax treatment of swaps, the tax deferral of losses on wash sales, and the tax treatment of bond restructuring.

(c)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2025, the Fund had a net short-term capital loss carryforward of $11,644,074 and a net long-term capital loss carryforward of $1,885,586, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to taxable overdistributions resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Floating Rate Notes Issued in Connection with Securities Held

The Fund may engage in tender option bond (“TOB”) transactions in which the Fund transfers a fixed rate bond (“Fixed Rate Bond”) into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust). The Fund buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (“Floating Rate Notes”) which are sold to third parties. The Floating

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NOTES TO FINANCIAL STATEMENTS (continued)

Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Fund’s expense ratio. At October 31, 2025, the amount of the Fund’s Floating Rate Notes outstanding was $51,310,000 and the related interest rate was 3.65% to 4.05%. For the year ended October 31, 2025, the average amount of Floating Rate Notes outstanding and the daily weighted average interest rate were $50,475,315 and 3.28%, respectively.

The Fund may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the Fund’s portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Fund’s financial statements as a secured borrowing.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,

2025	2024	2023	2022	2021

Net asset value, beginning of period	$ 10.65	$ 9.76	$ 9.87	$ 11.56	$ 10.82

Income From Investment Operations

Net investment income(a)(b)	.40	.40	.36	.21	.22

Net realized and unrealized gain (loss) on investment transactions	.03	.87	(.10)	(1.69)	.75

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.43	1.27	.26	(1.48)	.97

Less: Dividends

Dividends from net investment income	(.40)	(.38)	(.37)	(.21)	(.23)

Net asset value, end of period	$ 10.68	$ 10.65	$ 9.76	$ 9.87	$ 11.56

Total Return

Total investment return based on net asset value(d)	4.10%	13.13	%+	2.43%	(12.93)%	9.02%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$78,309	$45,168	$44,249	$29,037	$29,381

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.96%	1.06%	.88%	.76%	.76%

Expenses, before waivers/reimbursements(e)	1.02%	1.16%	1.00%	.91%	1.08%

Net investment income(b)	3.79%	3.75%	3.48%	1.91%	1.88%

Portfolio turnover rate	25%	31%	34%	33%	30%

See footnote summary on page 97.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,

2025	2024	2023	2022	2021

Net asset value, beginning of period	$ 10.65	$ 9.76	$ 9.87	$ 11.56	$ 10.83

Income From Investment Operations

Net investment income(a)(b)	.32	.32	.28	.12	.11

Net realized and unrealized gain (loss) on investment transactions	.03	.87	(.09)	(1.68)	.77

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.35	1.19	.19	(1.56)	.88

Less: Dividends

Dividends from net investment income	(.32)	(.30)	(.30)	(.13)	(.15)

Net asset value, end of period	$ 10.68	$ 10.65	$ 9.76	$ 9.87	$ 11.56

Total Return

Total investment return based on net asset value(d)	3.32%	12.29	%+	1.67%	(13.59)%	8.22%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$11,228	$9,570	$8,042	$5,964	$7,943

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.71%	1.81%	1.63%	1.51%	1.51%

Expenses, before waivers/reimbursements(e)	1.77%	1.91%	1.75%	1.66%	1.81%

Net investment income(b)	3.03%	3.00%	2.73%	1.08%	.96%

Portfolio turnover rate	25%	31%	34%	33%	30%

See footnote summary on page 97.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,

2025	2024	2023	2022	2021

Net asset value, beginning of period	$ 10.65	$ 9.76	$ 9.87	$ 11.56	$ 10.83

Income From Investment Operations

Net investment income(a)(b)	.42	.42	.38	.24	.24

Net realized and unrealized gain (loss) on investment transactions	.03	.88	(.09)	(1.69)	.75

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.45	1.30	.29	(1.45)	.99

Less: Dividends

Dividends from net investment income	(.42)	(.41)	(.40)	(.24)	(.26)

Net asset value, end of period	$ 10.68	$ 10.65	$ 9.76	$ 9.87	$ 11.56

Total Return

Total investment return based on net asset value(d)	4.36%	13.42%	2.80%	(12.71)%	9.20%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$962,657	$593,061	$357,411	$276,044	$159,988

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.71%	.81%	.63%	.51%	.51%

Expenses, before waivers/reimbursements(e)	.77%	.91%	.75%	.66%	.82%

Net investment income(b)	4.04%	3.99%	3.72%	2.23%	2.05%

Portfolio turnover rate	25%	31%	34%	33%	30%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest/bank overdraft expense:

	Year Ended October 31,
	2025	2024	2023	2022	2021

Class A
Net of waivers/reimbursements	.75%	.75%	.75%	.75%	.75%
Before waivers/reimbursements	.81%	.85%	.87%	.90%	1.07%
Class C
Net of waivers/reimbursements	1.50%	1.50%	1.50%	1.50%	1.50%
Before waivers/reimbursements	1.56%	1.60%	1.62%	1.65%	1.79%
Advisor Class
Net of waivers/reimbursements	.50%	.50%	.50%	.50%	.50%
Before waivers/reimbursements	.56%	.60%	.62%	.65%	.80%

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Tax-Aware Fixed Income Opportunities Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Tax-Aware Fixed Income Opportunities Portfolio (the “Fund”) (one of the portfolios constituting AB Bond Fund, Inc. (the “Company”)), including the portfolio of investments, as of October 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting AB Bond Fund, Inc.) at October 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian, brokers

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 23, 2025

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2025 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2025. For individual shareholders, the Fund designates 2.16% of dividends paid as qualified dividend income. For corporate shareholders, 2.16% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 60.37% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest related dividends.

The Fund designates $29,851,912 as exempt-interest dividends for the year ended October 31, 2025. The Fund designates $1,630,466 of distributions paid during the fiscal year ended October 31, 2025 as qualifying to be taxed as section 163(j) interest dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2026.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Tax-Aware Fixed Income Opportunities Portfolio (the “Fund”) at a meeting held in-person on August 5-6, 2025 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

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research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2023 and 2024 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned

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subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3-, 5-and 10-year periods ended May 31, 2025 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was lower than the median. They also noted that the Adviser’s total rate of compensation, taking into account the impact of the administrative expense reimbursement paid to the Adviser in the latest fiscal year, was lower than the median.

The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year and reflected the impact of the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for

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coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was lower than the median for a peer group and higher than the median for a peer universe. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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AB TAX-AWARE FIXED INCOME OPPORTUNITIES PORTFOLIO

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

TAFIO-0151-1025

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

There were no disagreements with accountants during the reporting period.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

There were no shareholder meetings during the reporting period.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Aggregate remuneration paid to all Directors and advisory board members are included within the Financial Statements under Item 7 of this Form N-CSR.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Statement regarding basis for Approval of Investment Advisory Contract included within the Financial Statements under Item 7 of this Form N-CSR.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY OF AND AFFILIDATED PURCHASERS.

Not applicable to the registrant.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 16. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable to the registrant

ITEM 19. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

19(a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

19(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

19(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

19(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Bond Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	December 30, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	December 30, 2025

By:	/s/ Stephen M. Woetzel
Stephen M. Woetzel
Treasurer and Chief Financial Officer

Date:	December 30, 2025